-------------------
                                                             INSTITUTIONAL CLASS
                                                             -------------------

BALANCED GROWTH FUND
GROWTH AND INCOME FUND
EQUITY INDEX FUND
GROWTH FUND
SPECIAL GROWTH FUND
EMERGING GROWTH FUND
MICROCAP FUND
INTERNATIONAL EQUITY FUND


SEMI-ANNUAL REPORT
APRIL 30, 1998

                                                     TO GET THERE, START HERE.SM


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

                                NOTICE TO INVESTORS

 - Shares of Firstar Funds:

 - ARE NOT INSURED BY THE FDIC, the US Government or any other governmental agency;

 - are not bank deposits or obligations of or guaranteed by Firstar Bank, its parent company or its affiliates;

 - are subject to investment risks, including possible loss of principal; and

 - are offered by B.C. Ziegler and Company, member NASD, SIPC, and an independent third-party distributor.

- Firstar Bank affiliates serve as investment adviser, custodian, transfer agent, administrator, and accounting services agent and receive compensation for such services as disclosed in the current prospectus.



TABLE OF CONTENTS
                                                                    Page(s)
SHAREOWNER LETTER.......................................................1-2
FIRSTAR BALANCED GROWTH FUND............................................4-5
FIRSTAR GROWTH AND INCOME FUND..........................................6-7
FIRSTAR EQUITY INDEX FUND...............................................8-9
FIRSTAR GROWTH FUND....................................................10-11
FIRSTAR SPECIAL GROWTH FUND............................................12-13
FIRSTAR EMERGING GROWTH FUND...........................................14-15
FIRSTAR MICROCAP FUND..................................................16-17
FIRSTAR INTERNATIONAL EQUITY FUND......................................18-19
STATEMENT OF ASSETS AND LIABILITIES....................................20-21
STATEMENT OF CHANGES IN NET ASSETS.....................................22-24
FINANCIAL HIGHLIGHTS...................................................25-32
STATEMENT OF OPERATIONS................................................33-34
SCHEDULE OF INVESTMENTS................................................35-62
NOTES TO THE FINANCIAL STATEMENTS......................................63-69
REPORT OF INDEPENDENT ACCOUNTANTS.........................................57

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

                                                                       June 1998
DEAR SHAREOWNER:

INVESTMENT REVIEW

During the first half of our fiscal year, financial markets were strong, rewarding investors that stayed the course. Robust U.S. employment gains, rising incomes and declining levels of inflation drove consumer confidence to record highs. Gains in consumer spending (responsible for two-thirds of U.S. economic activity) on everything from housing to apparel to financial services kept U.S. economic growth at impressive levels.

Despite solid economic underpinnings, the Asian financial crisis and the fear that inflation is "just around the corner" will sustain above-average volatility in the financial markets. However, even with all the ups and downs, we continue to believe the long-term return potential of stocks and high quality bonds calls for a consistent approach to asset allocation. Remember, it's time, not timing, and a disciplined approach to asset allocation that wins the investment marathon.

The Taxpayer Relief Act of 1997 created additional opportunities for IRA investors to more aggressively prepare for their retirement. Many of you may have already taken advantage of the new tax legislation by starting a Roth IRA. Now, more than ever, it's important to consult your tax adviser to understand how you can best benefit from favorable new tax laws.

The renaming of our fund family - from Portico to Firstar Funds - on February 1, 1998 aligned us more closely with our parent company and eliminated any confusion over the relationship between the two organizations. Many enhancements have been made to Firstar Funds literature as well as to the Firstar Funds' web site at www.firstarfunds.com. Newly introduced, Firstar Funds Direct allows you to access information regarding your account(s) on-line. Look for transactional capabilities to become available on-line this summer. These are just a few of the ways we are adding value to our servicing efforts. Our goal is to make it easy and convenient for you to access your account(s) - 24 hours a day, seven days a week.

MARKET OUTLOOK

Looking ahead, our market forecast is predicated on the following trends:

-The Asian "flu" has devolved to "pneumonia."

-The absence of a Japanese economic "tugboat" to pull the Pacific Rim out of its decline (a la the U.S. in the 1995 Mexican crisis) will deepen and lengthen the region's financial woes.

-Reduced demand for U.S. exports due to the dollar's strength and a surge in Asian imports will balloon the U.S. trade deficit to $200-$250 billion in 1998, creating a drag on the U.S. economy equivalent to 2%-3% of GDP.

-Rising U.S. wages along with today's competitive, no-pricing-power environment are squeezing corporate profits and increasing the "urge to merge" as companies have no alternative but to acquire their competitors and then cut costs to grow earnings.

-Competition from imports and global overcapacity in manufacturing (e.g. autos) and commodities (e.g. oil) will keep U.S. inflation subdued with the Consumer Price Index (CPI) rising just 1%-1.5% in 1998.

-Low unemployment and rising "real" (inflation-adjusted) wages in the U.S. are fueling a boom in consumer spending, sustaining the current U.S. economic expansion (now in its eighth year) despite the weakness in U.S. foreign trade and the drag from a federal budget surplus.

-After the first quarter's strong 4.8% advance in real GDP, U.S. economic growth will slow to a 2%-3% rate, bringing the full-year 1998 gain in economic output to approximately 3%.

-Prospects for continued low levels of inflation and a slowdown in U.S.
 economic growth make today's historically high inflation-adjusted bond yields very attractive.

-U.S. bond market supply/demand trends favor lower interest rates as a likely
 $75 billion swing in the federal budget from deficit to surplus reduces supply while a strong dollar attracts foreign capital and increases demand.

-A profits squeeze for the big, multi-national U.S. companies due to rising wages, Asia's woes and a strong dollar could signal a cyclical peak in the relative outperformance of large company stocks as their earnings growth slows and the price-to-earnings multiples awarded their stocks are compressed.

-With stock performance driven by just two variables - earnings and the multiple investors are willing to put on those earnings - prospects for small and medium-sized company stocks are getting brighter given their underexposure to Asia, improved relative earnings growth and attractive valuations (i.e. price-to-earnings multiples).

-During the next several months, we expect one, perhaps two, stock market declines of 10%-15%. Yet despite the likelihood of increased market volatility in the near-term, we are sticking with our beginning-of-the-year outlook for above-average stock market returns in calendar 1998.

IN SUMMARY

Looking ahead, we see continued moderate economic growth and low levels of inflation. Although market volatility may heighten anxiety levels, we believe 1998 will be another good year for investors. Finally, given the market's tremendous gains over the past few years, it may be an opportune time to review your portfolio. Uneven gains can sidetrack a well-planned investment strategy. Make sure you are properly diversified.

As always, we appreciate your confidence in the Firstar Funds and encourage you to read the portfolio reviews that follow.


(photo)                             (photo)
J. SCOTT HARKNESS, CFA              MARY ELLEN STANEK, CFA
Chairman/Chief                      President
Investment Officer
Firstar Investment Research & Management Company, LLC (FIRMCO)

                                                                    FIRSTARFUNDS
                                                                          (logo)

                       This page intentionally left blank


                                                                    FIRSTARFUNDS
                                                                          (logo)
-------------------------------------------------------------------------------
                              BALANCED GROWTH FUND
-------------------------------------------------------------------------------
Firstar Balanced Growth Fund has gotten off to another good start, returning +13.5% in the first six months of the fiscal year. While the absolute return is good, our decision to overweight the smaller- and medium-sized companies which dominate the Standard & Poor's Mid-Cap 400 and Standard & Poor's Small-Cap 600, continued to hamper relative performance in the first half of your Fund's fiscal year. As has been the consistent pattern over the last three years, the Standard & Poor's 500 solidly out-performed the Standard & Poor's 400 and Standard & Poor's 600 with returns of +22.5%, +19.2 % and +13.2 %, respectively. During this same time period, the average balanced fund returned +12.2% as measured by Lipper Analytical Services, a mutual fund rating service. As of the end of April, the Fund was invested 60% in common stocks, 34% in bonds and 6% in money markets.

The equity portion of the Fund continues to be overweighted in finance, consumer cyclicals, technology and healthcare. Both the finance and healthcare sectors have benefited from the aging baby-boomer, who is consuming more financial and healthcare services. Financial problems in Asia have fueled lower interest rates, as well as lower prices on imported goods. This, combined with very strong employment growth, has led to robust consumer spending. Consumer cyclicals have been the net beneficiary. Finally, technology continues to fuel strong productivity and remains one of the fastest growing segments of our economy.

In terms of equity holdings, companies with market values greater than $3 billion represent 35% of the portfolio, while companies with market values smaller than $3 billion represent 30% of the portfolio (20% equivalent in size to the Standard & Poor's 400 and 10% equivalent in size to the Standard & Poor's
600). Although we have been wrong to date with our small-cap bet, we will continue to stay the course with this asset allocation. From a valuation perspective, the relative growth of the smaller companies is much greater while the share prices, as measured by price to earnings ratios, are much lower. We like the trade-off of more growth in earnings for a lower valuation price. During the first calendar quarter, the companies in your portfolio had average earnings gains of 17%, more than triple that of the S&P 500.

The objective of the fixed-income component of Firstar Balanced Growth Fund is to provide an annual rate of total return comparable to the return of the Lehman Brothers Government/Corporate Bond Index. A slight decrease in interest rates (10-year U.S. Treasury rates decreased by 0.1% to 5.7%) resulted in a six month total return for the index of +3.64%. While not as impressive as the stock market's return, this represents a generous real rate of return when compared to inflation, which rose just one half of one percent.

The Fund's bond holdings have an average maturity of 10.2 years and a duration of 5.4 years. (Duration measures the price sensitivity of the Fund's bond holdings to changes in interest rates. The longer the duration, the greater the price swing for a given move in rates.) The Fund's holdings are high quality with over two-thirds (69%) of the fixed-income segment invested in securities rated Aaa/AAA or higher by Moody's or Standard & Poor's. (The Fund's asset-backed holdings are all rated Aaa/AAA.) In the bond market, like the equity market, we follow a research-intensive selection process. Corporate sectors that we currently favor include finance, banking, and brokerage and dollar-denominated international issues.

We remain optimistic for the remainder of the fiscal year and appreciate your continued confidence in Firstar Balanced Growth Fund.


PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
MARIAN E. ZENTMYER, CFA, CFP, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO) AND TERESA R. WESTMAN, CFA, Senior Portfolio Manager co-manage the Fund, Teresa since its inception on March 30, 1992, and Marian since June 19, 1996. Marian has been with Firstar since 1982 and has 20 years of investment management experience. She received her BA from Stanford University in 1978. Teresa has been with Firstar since 1987 and has 11 years of investment management experience. Teresa received her BA from Augustana College in 1985 and her MBA from the University of Chicago in 1991. Marian is a Chartered Financial Analyst and a Certified Financial Planner. Teresa is a Chartered Financial Analyst.


(PHOTO)                  (PHOTO)
MARIAN E. ZENTMYER,      TERESA R. WESTMAN, CFA
CFA, CFP


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

FIRSTAR BALANCED GROWTH FUND
----------------------------
3/30/92          10,000
  10/92          10,372
  10/93          11,771
  10/94          11,662
  10/95          13,969
  10/96          15,724
  10/97          18,615
   4/98          21,130


This chart assumes an initial investment of $10,000 made on 3/30/92 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
-------------------------------------------------------------------------------
                                                                   Since
                           Fiscal                                Inception
                        Year-to-Date 1 Year   3 Years   5 Years   3/30/92
-------------------------------------------------------------------------------
FIRSTAR BALANCED
  GROWTH FUND               13.5      30.1      19.4      14.3      13.1
LIPPER BALANCED
  FUND INDEX<F1>            12.2      26.1      19.4      14.2      13.7
S&P 500 STOCK INDEX<F2>     22.5      41.1      32.0      23.3      21.1
-------------------------------------------------------------------------------
<F1> The Lipper Balanced Fund Index is composed of the 30 largest mutual funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds.

<F2> The S&P500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 EQUITY HOLDINGS 4/30/98
-------------------------------------
TYCO INTERNATIONAL, LTD.        1.5%
-------------------------------------
SUNGARD DATA SYSTEMS, INC.      1.2%
-------------------------------------
MGIC INVESTMENT CORPORATION     1.1%
-------------------------------------
PROTECTIVE LIFE CORPORATION     0.9%
-------------------------------------
WARNER LAMBERT COMPANY          0.9%
-------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/98
-------------------------------------
$246,235,125
-------------------------------------


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

--------------------------------------------------------------------------------
                             GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
Helped by a strong overall market environment, Firstar Growth & Income Fund is off to an attractive start for the first half of the fiscal year returning +23%
- outpacing the returns of the Standard & Poor's 500, the Lipper Growth & Income Index and the Lipper Equity Income Index which returned +22.5%, +17.0% and +16.3%, respectively.

Strong performance came from basic blocking and tackling. The Fund's largest holdings were also some of our best performing stocks, while those that did not meet our expectations fundamentally were fairly small positions. Specifically, the overweighted position in finance and consumer cyclicals contributed significantly to the Fund's overall return as they were among the strongest performing sectors of the Standard & Poor's 500 over the last six months.

Our emphasis in the financial area has been on companies that are asset accumulators, or have a significant portion of fee income driving their results. Examples include Northern Trust, Mellon Bank, Western National (recently eliminated when purchased by American General) and Bank of New York. These holdings, which fared well in 1997, have continued to do well in 1998 as merger activity has increased in the group, generating a new wave of consolidation and interest.

Consumer cyclicals were another strong sector for your portfolio, up +26% for the six-month time period. This sector was the beneficiary of a strong consumer. The consumer is experiencing very little inflation due to lower oil prices and declining prices on imports, while employment levels are at all-time highs. In addition, turmoil in Asia has led to lower interest rates, allowing the consumer to once again refinance their home mortgage providing a little extra monthly spending money. This led to strong performance in The Gap +41%, Hasbro +45% and Warnaco +50%. We continue to emphasize the sector as the consumer continues to benefit from very favorable inflation and employment trends.

In the consumer staples sector, we continue to concentrate your portfolio holdings in pharmaceutical companies. Aging demographics, medical cost containment and significant new breakthroughs in drug discoveries have led to increased consumption of pharmaceuticals. Our holdings in this area include Pfizer and Warner Lambert, which were up 53% and 40%, respectively, for the six-month period. See page 40 for a complete listing of portfolio holdings.
With the Standard & Poor's 500 at 1130, the market is reflecting economic nirvana. The turmoil in Asia has lowered inflation expectations, while the U.S. economy continues to grow at a faster than expected pace. In other words, optimism is currently priced into share prices. Given the positive fundamentals and on-going new cash investment, we continue to believe the stock market has an upward bias; however, we would not be surprised to see greater volatility for the balance of the year as share prices correct at the hint of bad news.

As always, by sticking with our proven buy and sell disciplines, we believe Firstar Growth and Income Fund can continue to provide you with attractive returns. We thank you for your continued support.

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
MARIAN E. ZENTMYER, CFA, CFP, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO) AND MAYA K. BITTAR, CFA, Vice President and Senior Portfolio Manager co-manage the Fund, Marian since February 22, 1993, and Maya since October 1, 1995. Marian has been with Firstar since 1982 and has 20 years of investment management experience. She received her BA from Stanford University in 1978. Maya has been with Firstar since 1993 and has six years of investment management experience. She received her BBA in 1985 and her MBA and MS in 1991from the University of Wisconsin. Marian is a Chartered Financial Analyst and a Certified Financial Planner. Maya is a Chartered Financial Analyst.

(photo)                  (photo)
MARIAN E. ZENTMYER,      MAYA K. BITTAR, CFA
CFA, CFP

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

FIRSTAR GROWTH AND INCOME FUND
-------------------------------
12/29/89            10,000
   10/90             9,304
   10/91            11,688
   10/92            12,368
   10/93            13,596
   10/94            13,846
   10/95            17,307
   10/96            21,963
   10/97            28,734
    4/98            35,344

This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.


-------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
-------------------------------------------------------------------------------
                                                                  Since
                         Fiscal                                 Inception
                      Year-to-Date 1 Year   3 Years  5 Years     12/29/89
-------------------------------------------------------------------------------
FIRSTAR GROWTH AND
  INCOME FUND             23.0      43.8      32.1    21.8         16.4
S&P 500 STOCK INDEX<F1>   22.5      41.1      32.0    23.3         17.9
-------------------------------------------------------------------------------

<F1> The S&P 500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 HOLDINGS 4/30/98
---------------------------------------
TYCO INTERNATIONAL, LTD.        3.8%
---------------------------------------
GAP, INC.                       3.4%
---------------------------------------
MCKESSON CORPORATION            3.1%
---------------------------------------
XEROX CORPORATION               2.8%
---------------------------------------
INTERPUBLIC GROUP OF
  COMPANIES, INC.               2.6%
---------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/98
---------------------------------------
$641,884,239
---------------------------------------



                                                                   FIRSTAR FUNDS
                                                                          (LOGO)
--------------------------------------------------------------------------------
                               EQUITY INDEX FUND
--------------------------------------------------------------------------------
Firstar Equity Index Fund seeks to provide investment returns, before Fund expenses, comparable to the price and yield performance of publicly traded stocks in the aggregate, as represented by the S&P 500 Index. The Fund does not use traditional methods of financial and market analysis when making purchase and sale decisions; rather, the Fund invests primarily in common stocks that comprise the S&P 500 Index in proportion to their relative capitalization and sector weightings.

Firstar Equity Index Fund's net asset value of $75.41 on April 30, 1998 represents a total return of +22.3% for the six months then ended, which was comparable to the S&P 500's return of +22.5% over the same period.

We believe that by applying a capitalization weighting and sector balancing technique that matches the structure of the S&P 500, as well as using S&P 500 futures contracts to equitize the cash, the Fund should reasonably track the performance of the index.



PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
DANIEL A. TRANCHITA, CFA Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO) and CARL J. SMITH, Assistant Vice President and Portfolio Manager co-manage the Fund - Dan since July 1, 1992 and Carl since January 1, 1996. Dan has been with Firstar since 1989 and has nine years of investment management experience. He received his BA in 1987 and his MBA in 1989 from Marquette University. Dan is a Chartered Financial Analyst. Carl has been with Firstar since 1982 and has six years of investment management experience. He received his BS in 1994 from Cardinal Stritch College.


(PHOTO)                      (PHOTO)
DANIEL A. TRANCHITA, CFA      CARL J. SMITH

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

FIRSTAR EQUITY INDEX FUND
--------------------------
12/29/89            10,000
   10/90             8,854
   10/91            11,767
   10/92            12,869
   10/93            14,644
   10/94            15,157
   10/95            19,101
   10/96            23,624
   10/97            31,037
    4/98            37,954


This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.





--------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                    Since
                           Fiscal                                 Inception
                        Year-to-Date 1 Year   3 Years  5 Years    12/29/89
--------------------------------------------------------------------------------
FIRSTAR EQUITY
  INDEX FUND                22.3      40.4      31.4     22.6       17.3
S&P 500 STOCK INDEX<F1>     22.5      41.1      32.0     23.3       17.9
--------------------------------------------------------------------------------

<F1> The S&P500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The performance for the Series Institutional shares have been restated to reflect the elimination of the purchase price adjustment. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 HOLDINGS 4/30/98
-------------------------------------
GENERAL ELECTRIC COMPANY        3.1%
-------------------------------------
MICROSOFT CORPORATION           2.4%
-------------------------------------
COCA-COLA COMPANY               2.1%
-------------------------------------
EXXON CORPORATION               1.9%
-------------------------------------
PFIZER, INC.                    1.6%
-------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/98
-------------------------------------
$544,526,168
-------------------------------------

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)
--------------------------------------------------------------------------------
                                  GROWTH FUND
--------------------------------------------------------------------------------
The U.S. stock market continued to soar during the six months ended April 30, 1998. The Standard & Poor's 500 Stock Index advanced +22.5% while the Growth Fund kept pace with a return of +22.9%. This six-month return placed the Fund in the top 25% of all large company stocks funds during the period.

The strong market advance caught many investors by surprise, coming after the best three-year run in recorded market history. Investors also shrugged off the unknown consequences of the Asian economic crisis which had depressed the market during the Fall. Even more surprising was the strong performance of stocks during the first calendar quarter in the face of earnings disappointments. Technology stocks surged despite highly visible profit disappointments from Compaq, Intel and Motorola. Of all company "pre-announcements" of poor earnings, technology stocks represented 37% of the total, yet were the strongest performing group during the January through April period. For the six-month period, technology stocks represented in the S&P 500 advanced 23.3%. Our technology stocks, which were overweighted for the time period in your portfolio, advanced 31.7%. In light of the recent outperformance in the face of downward earnings revisions, we have modestly reduced the exposure to technology stocks within the Growth Fund.

A continuing theme, which has been very consistent over the last three years, is the superior performance of large company stocks compared to small. The last six months were no exception. The return on the S&P 400 was +19.2%, while the S&P 600 advanced +13.2% - trailing the S&P 500 by 3.3% and 9.3%, respectively. While the "broken record" of large company price performance domination is getting old, the relative profit growth of the giant companies is still sufficient to gain attention. The upward shift in company size executed in the Growth Fund last year has been a material contributor to portfolio performance.

The strong performance of Firstar Growth Fund was largely driven by stock selection. Many of our largest holdings were also the strongest performing stocks for the six months including Tyco International (+42%), Lucent Technologies (+69%), Sungard Data Systems (+50%), Cincinnati Bell (+40%), Warner Lambert (+38%) and Carnival Corporation (+42%). See page 49 for a complete listing of portfolio holdings.

The recently announced merger of Citicorp and Travelers is further evidence of an ongoing consolidation in the financial services industry. This consolidation theme, coupled with strong relative earnings gains, continues to make the finance sector attractive and worthy of our continued overweighted position. As mentioned, technology was the first sector to be stung by Asia, and we are wary of further commitments while bad news continues to come forth. We are, however, very comfortable with the consistent growers we own in this overweighted sector. Finally, consumer cyclicals continue to be of interest to us because of strong employment and income gains.

With the S&P 500 at 1130, the market is reflecting economic nirvana. The turmoil in Asia has lowered inflation expectations while the U.S. economy continues to grow at a faster-than-expected pace. In other words, optimism is currently priced into share prices. Given the positive fundamentals and ongoing new cash investment, we continue to believe the stock market has an upward bias; however, we would not be surprised to see greater volatility for the balance of the year as share prices correct at the hint of bad news.


PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
MARIAN E. ZENTMYER, CFA, CFP, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO), MAYA K. BITTAR, CFA, Vice President and Senior Portfolio Manager and WALTER E. DEWEY, CFA, Vice President and Senior Portfolio Manager co-manage the Fund - Marian since June 19, 1996, Maya since December 1, 1996 and Walter since July 7, 1997. Marian has been with Firstar since 1982 and has 20 years of investment management experience. She received her BA from Stanford University in 1978. Maya has been with Firstar since 1993 and has six years of investment management experience. She received her BBA in 1985 and her MBA and MS in 1991 from the University of Wisconsin. Walter has been with Firstar since 1986 and has 15 years of investment management experience. He received his BBA in 1983 from the University of Wisconsin.




(PHOTO)                     (PHOTO)                   (PHOTO)
MARIAN E. ZENTMYER,         MAYA K. BITTAR, CFA       WALTER E. DEWEY, CFA
CFA, CFP


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

FIRSTAR GROWTH FUND
--------------------------
12/29/92            10,000
   10/93            10,753
   10/94            10,813
   10/95            12,927
   10/96            15,360
   10/97            18,671
    4/98            22,944


This chart assumes an initial investment of $10,000 made on 12/29/92 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
-------------------------------------------------------------------------------
                                                                Since
                    Fiscal                                    Inception
                 Year-to-Date  1 Year    3 Years    5 Years    12/29/92
-------------------------------------------------------------------------------
FIRSTAR GROWTH
  FUND               22.9       42.6       25.9       19.1       16.8
S&P 500
  STOCK INDEX<F1>    22.5       41.1       32.0       23.3       22.1
-------------------------------------------------------------------------------

<F1> The S&P500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 HOLDINGS 4/30/98
-------------------------------------
TYCO INTERNATIONAL, LTD.        4.6%
-------------------------------------
SUNGARD DATA SYSTEMS, INC       3.4%
-------------------------------------
WARNER-LAMBERT CO.              2.7%
-------------------------------------
PITTSTON BRINK'S GROUP          2.5%
-------------------------------------
CINCINNATI BELL, INC.           2.5%
-------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/98
-------------------------------------
$230,013,953
-------------------------------------




                                                                   FIRSTAR FUNDS
                                                                          (LOGO)
--------------------------------------------------------------------------------
                              SPECIAL GROWTH FUND
--------------------------------------------------------------------------------
As a core mid-capitalization fund, Firstar Special Growth Fund gained +16.2% for the six months ended April 30, 1998, compared to a +19.2% return for the benchmark, the S&P MidCap 400 Index. The Fund's return lagged the Russell MidCap Index return of +16.9% during the six-month period, but outpaced the Wilshire MidCap 750 Index return of +15.0%. Since the Fund's first full month of operation in January 1990, the average annual return of +17.0% has beaten the Wilshire MidCap 750 Index return of +16.3% and nearly matched the Russell Midcap Index return of +17.1%. (The S&P MidCap 400 Index did not begin until 1991.)

The Fund continues to be overweighted in the areas of finance, consumer cyclicals, technology, and healthcare. These sectors offer more consistent growth at reasonable prices. At the same time, the Fund has typically underweighted basic materials, capital goods, transportation, and utilities due to their economic variability in earnings and slower growth characteristics. Good performance in the consumer cyclical sector due to holdings such as Dollar General, Jones Apparel, and Bed Bath & Beyond aided Fund performance in the first half of the fiscal year. With a strong consumer, cyclical stocks have outperformed the average stock return. In addition, the Fund's decision to overweight the healthcare and technology sectors has added to the six-month results. The basic materials, capital goods, and transportation sectors continued their strong performance due to a booming economy and low interest rates, thus hurting the Fund's relative results. As the relative growth rates of larger industrial companies slows to a single-digit rate, we believe investors will rotate toward small and mid-sized companies that emphasize sustainable growth and consistent operating results.

During the first half of the fiscal year, the top performing stocks were Dollar General (a deep discount general merchandise retailer), Cadence Design (a design automation software developer), Jones Apparel (a women's apparel manufacturer), Tech Data (a computer hardware and software distributor), and Protective Life (an insurance company). Laggards included ADC Telecommunications (a broad-band telecommunications equipment company), Corrections Corporation of America (a prison operator), Phycor (a physician practice management company), and Teva Pharmaceutical (an Israeli generic drug maker). See page 51 for a complete listing of portfolio holdings.

The Fund's current weighted average market capitalization of $3.9 billion closely matches that of the S&P MidCap 400 Index. The weighted price-to-earnings ratio of the Fund at 26X is slightly higher than the benchmark but the Fund's holdings have estimated earnings growth of near 30%, far greater than the benchmark. We believe the MidCap area of the domestic equity market offers good values at current prices; hence, we remain fully invested.

We feel the Fund is well positioned in the current low inflation, slow growth environment and appreciate your continued support.

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
J. SCOTT HARKNESS, CFA, Chief Investment Officer of Firstar Investment Research &Management Company, LLC (FIRMCO), and TODD M. KRIEG, CFA, JD, Senior Vice President, Senior Portfolio Manager and Research Director co-manage the Fund - Scott since its inception on December 28, 1989 and Todd since September 1994. Scott has been with Firstar for 18 years and has more than 20 years of investment management experience. He received his BA from the University of Wisconsin in 1977. Todd has been with Firstar for six years and received his BA from Williams College in 1983 and a JD from Georgetown University in 1989. Scott and Todd are both Chartered Financial Analysts.



(PHOTO)                  (PHOTO)
J. SCOTT HARKNESS, CFA   TODD M. KRIEG, CFA, JD


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

FIRSTAR SPECIAL GROWTH FUND
---------------------------
12/28/89            10,000
   10/90             8,953
   10/91            14,346
   10/92            15,617
   10/93            18,138
   10/94            18,641
   10/95            23,449
   10/96            26,399
   10/97            32,323
    4/98            37,570


This chart assumes an initial investment of $10,000 made on 12/28/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
-------------------------------------------------------------------------------

                               Fiscal                     Since Inception
                            Year-to-Date1 Year3 Years 5 Years 12/28/89
-------------------------------------------------------------------------------
FIRSTAR SPECIAL GROWTH FUND     16.2    36.6    23.6    18.2    17.2
S&P 500 STOCK INDEX<F1>         22.5    41.1    32.0    23.3    17.9
S&P MIDCAP 400 INDEX<F2>        19.2    47.9    28.4    20.6    18.4
-------------------------------------------------------------------------------
<F1> The S&P500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

<F2> The S&PMidCap 400 Index is a capital-weighted index, representing the aggregate market value of the common equity of 400 stocks chosen by Standard &Poor's with a median capitalization of approximately $700 million.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 HOLDINGS 4/30/98
------------------------------------
PROTECTIVE LIFE CORPORATION     4.8%
------------------------------------
AMBAC, INC.                     4.3%
------------------------------------
HEALTH MANAGEMENT
   ASSOCIATES, INC.             4.1%
------------------------------------
SHARED MEDICAL SYSTEMS
   CORPORATION                  3.9%
------------------------------------
TECH DATA CORPORATION           3.8%
------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/98
------------------------------------
$766,830,892
------------------------------------


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)
--------------------------------------------------------------------------------
                              EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Firstar Emerging Growth Fund seeks capital appreciation through investments in securities of small-sized companies with stock market capitalizations between $250 million and $2 billion. The Fund's current weighted average market capitalization is $900 million, compared to its designated benchmark, the S&P SmallCap 600 Index, at a weighted average market capitalization of $1.0 billion. The first half of the fiscal year is off to a good start for the Fund with a return of +14.1% - ahead of the +13.2% return of the S&P SmallCap 600 Index during the same period.

Through the first half of the fiscal year, the Fund ended with a weighted average 1998 price-to-earnings ratio of 23X against a 22X price-to-earnings ratio for the S&P SmallCap 600 Index. At the same time, the estimated 1998 earnings growth rate for Firstar Emerging Growth Fund holdings is over 25%, which is significantly greater than the benchmark index's estimated earnings growth rate. In addition, the Fund's holdings maintain a greater portion of their revenues under long-term contract or recurring revenue streams.

Portfolio holdings which significantly contributed to performance in the first half of the fiscal year included Software AG (a mainframe maintenance and information technology services company), Enhance Financial Services (a municipal bond re-insurer), Acxiom Corporation (a data and direct marketing services provider), Goody's Family Clothing (a moderately priced apparel retailer), Quorum Health Group (a hospital operator), and Mastech (an information technology staffing company). Weak performing holdings included Philip Services (an environmental services provider), Petco Animal Supplies (a pet food store retailer), Graham Field Health (a health care products distributor), and Mentor Corporation (a medical products manufacturer).

The Fund remains overweighted in consumer cyclicals, healthcare, and technology. Underweighted sectors compared to the benchmark included basic materials, transportation, and utilities - mostly due to their slow growth characteristics and sensitivity to economic cycles. The Fund benefited from good relative performance in the consumer cyclical sector and the technology sector due to holdings like Goody's Family Clothing, World Access, Sylvan Learning Systems, Avant!, and JDA Software.

The Fund's performance in finance companies and healthcare companies roughly matched the S&P SmallCap 600 Index. Weak performing sectors included energy and capital goods. Lower oil prices in early calendar 1998 reduced some production expectations in the oil and gas industry while the Fund's capital goods returns were negatively impacted by Philip Services and slower recycling growth. See page 53 for a complete listing of portfolio holdings.

With the Fund's current price-to-earnings ratio approximately equal to that of the larger S&P 500 Index companies, we believe valuations can improve for small and midcap stocks as the relative growth rates of small and mid-sized companies outstrip large stocks. As a result, we are optimistic about Firstar Emerging Growth Fund and look forward to providing our shareowners with attractive growth opportunities.

PORTFOLIO MANAGER PROFILE
------------------------------------------------------------------------------
TODD KRIEG, CFA, JD, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO) and MATTHEW D'ATTILIO, CFA, Vice President and Portfolio Manager have co-managed the Fund since its inception on August 15, 1997. Todd has been with Firstar since 1992 and has six years of investment management experience. He received his BA from Williams College in 1983 and a JD from Georgetown University in 1989. Matt has been with Firstar since 1993 and has five years of investment management experience. He received his BA from Bowdoin College in 1993. Todd and Matt are both Chartered Financial Analysts.


(PHOTO)                  (PHOTO)
TODD KRIEG, CFA, JD      MATTHEW D'ATTILIO, CFA


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

FIRSTAR EMERGING GROWTH FUND
---------------------------
10/96             10,000
10/97             10,310
 4/98             11,762


This chart assumes an initial investment of $10,000 made on 8/15/97 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
                         CUMMULATIVE RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
-------------------------------------------------------------------------------

                               Fiscal     Since Inception
                            Year-to-Date      8/15/97
-------------------------------------------------------------------------------
FIRSTAR EMERGING GROWTH FUND    14.1            17.6
S&P SMALLCAP 600<F1>            13.2            19.5
WILSHIRE NEXT 1750 INDEX<F2>    14.3            20.8
S&P 500 STOCK INDEX<F3>         22.5            21.6
-------------------------------------------------------------------------------
<F1> The S&PSmallCap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations.

<F2> The Wilshire Next 1750 Index is an unmanaged index which shows the next largest 1,750 companies after the Top 750 of the Wilshire 5000 Stock Index.

<F3> The S&P500 Stock Index is an index of an unmanaged group of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 HOLDINGS 4/30/98
-----------------------------------------
GOODY'S FAMILY CLOTHING, INC.   4.3%
-----------------------------------------
ACXIOM CORPORATION              3.4%
-----------------------------------------
QUORUM HEALTH GROUP, INC.       3.3%
-----------------------------------------
ENHANCE FINANCIAL
  SERVICES GROUP, INC.          2.9%
-----------------------------------------
STEIN MART, INC.                2.9%

------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/98
------------------------------------
$77,184,309
------------------------------------


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)
--------------------------------------------------------------------------------
                                 MICROCAP FUND
--------------------------------------------------------------------------------
Firstar MicroCap Fund ended the first six months of the fiscal year with an impressive return of +18.8%, outpacing the +11.9% return of its benchmark, the Russell 2000. This outperformance was achieved even though the first three months of this period were somewhat difficult due to the Asia/Pacific economic crisis (which caused a demand for highly liquid large cap stocks). Sentiment changed in late January, however, as slowing earnings growth of large cap stocks became the focus and small and microcap stocks performed better due to stronger earnings growth, less Asia/Pacific exposure and discounted valuations.

Strong money flows early in 1998 helped the IPO (initial public offering) market take off again after nearly shutting down late in 1997. As a result, the MicroCap Fund was an active participant in new issues. Because we felt stocks with reasonably strong growth and visible earnings would eventually outperform, we emphasized service companies and consumer stocks such as RemedyTemp, Tier Technologies, French Fragrances and A.C. Moore. On the flipside, we eliminated positions where there was a lack of visibility, or high exposure to Asia. Examples include Eltron International and Simulation Sciences.

Another segment which performed well during the past six months was small ticket equipment leasing - a subset of the financial sector. Stocks such as T&W Financial, First Sierra Financial and LINC Capital added approximately +2.61% to the overall performance of the Fund. Additionally, good visibility in computer information technology and its attractive return potential prompted us to emphasize this area by adding Computer Management Sciences, Condor Technology, Data Processing Research Corporation, and E.C. Soft to the portfolio. These holdings added approximately +2.75% to overall performance.

We caution our shareowners to the inherent volatility of this Fund as continued uncertainty in the Far East, liquidity concerns and an interest rate tug-of-war could lead to underperformance. Conversely, given a scenario of lower interest rates and stable global economies, we feel the Fund can outperform.

Looking ahead at the remainder of the fiscal year, however, we feel the MicroCap Fund is prepared for outperformance relative to the Russell 2000. This is due to the Fund's focus on financial, consumer, and service stocks whose valuations are compelling relative to their peers and the overall market, and who have recurring revenues, or strong persistency, in their income statements.

We appreciate your continued confidence in Firstar MicroCap Fund.



PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
JOSEPH A. FROHNA, CFA, CPA, Vice President and Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO) has managed the Fund since September 9, 1997. Joe has been with Firstar since 1995 and has five years of investment management experience. Joe received his BBA from the University of Wisconsin in 1986 and his MBA from the University of Michigan in 1994. Joe is a Chartered Financial Analyst.

(PHOTO)
JOSEPH A. FROHNA, CFA, CPA


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

FIRSTAR MICROCAP FUND
------------------------
10/94          10,000
10/95          16,393
10/96          17,188
10/97          22,365
 4/98          26,564


This chart assumes an initial investment of $10,000 made on 8/1/95 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
-------------------------------------------------------------------------------
                                       Fiscal             Since Inception
                                    Year-to-Date   1 Year      8/1/95
-------------------------------------------------------------------------------
FIRSTAR MICROCAP FUND                   18.8        73.2        42.7
S&P 500 STOCK INDEX<F1>                 22.5        41.1        31.0
RUSSELL 2000<F2>                        11.9        42.4        20.7

<F1>The S&P500 Stock Index is an index of an unmanaged group of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

<F2>The Russell 2000, an unmanaged index, consists of
    the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by total market capitalization.

An investment cannot be made directly in an index.

Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 HOLDINGS 4/30/98
------------------------------------
COINMACH LAUNDRY CORPORATION    3.9%
------------------------------------
REMEDYTEMP, INC.                3.1%
------------------------------------
CAPITAL AUTOMOTIVE REIT         2.7%
------------------------------------
A.C. MOORE ARTS &CRAFTS, INC.   2.6%
------------------------------------
T&W FINANCIAL CORPORATION       2.4%
------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/98
------------------------------------
$135,352,407
------------------------------------



                                                                    FIRSTAR FUND
                                                                          (LOGO)
--------------------------------------------------------------------------------
                           INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
Hansberger Global Investors, Inc. (HGI) has been sub-adviser to the Firstar International Equity Fund since September 2, 1997 and completed its portfolio restructuring effort in the fourth quarter of 1997. The number of holdings in the portfolio has been reduced, but greater diversification was achieved. We purchased stocks that are domiciled in countries that were previously not represented in the portfolio. As of April 30, 1998, the International Equity Fund was broadly diversified among 142 stocks in 39 countries. 92% of the portfolio was invested in stocks, with the largest geographic exposure in Europe (58%), followed by the Far East including Australia/New Zealand (27%), and the Americas (7.7%).

Performance among stock markets varied significantly during the six months ended April 30, 1998, as indices representing European markets gained +26%, Japan declined by -2%, Latin American markets were flat, and emerging Asian markets declined -16.7% on average (as measured by the respective MSCI indices). An important part of HGI's strategy during the fourth quarter of 1997 and early 1998 involved taking advantage of depressed stock prices in Asia and Eastern Europe. These positions have been established with a long-term view as we believe the most rewarding investment opportunities arise when markets are in distress. This strategy was rewarding in many cases - particularly in Korea where stocks have recovered significantly; however, lingering macroeconomic uncertainties continued to depress shares in other Asian countries, Eastern Europe, and Russia, thus contributing to the Fund's short-term underperformance.

Western European stocks continued to perform strongly, and they remain the largest representation in the portfolio (55.2%). This exposure contributed to much of the Fund's positive performance as favorable interest rate trends, strong corporate earnings, and growing domestic liquidity led to strength in European markets. HGI remains underweighted in the Japanese market, but the Fund benefited from the relative outperformance of individual Japanese holdings.

As European stock markets continue to rise, strong expectations are increasingly discounted in companies' valuations. HGI's largest regional exposure remains in Europe, but an increasing number of new ideas are being discovered in the depressed Asian and Eastern European stock markets. We will continue to focus on quality, undervalued companies with a long-term investment horizon and low portfolio turnover.

We appreciate your confidence in Firstar International Equity Fund.

Note: Investments in foreign securities involve some risk not associated with investments in domestic securities such as foreign currency fluctuations, and economic and political risks.

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
JAMES E. CHANEY, Chief Investment Officer of Hansberger Global Investors, Inc.
(HGI), the Fund's sub-adviser, JOHN HOCK, CFA, Research Analyst and Assistant Portfolio Manager of HGI, ROBERT MAZUELOS, Research Analyst and Assistant Portfolio Manager of HGI, and DANIEL A. TRANCHITA, CFA, Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO), the Fund's adviser, co-manage the Fund - James, John and Robert since September 2, 1997 (when the sub-advisory agreement with HGI went into affect) and Dan since the funds inception April 28, 1994. Jim has been with HGI since 1996 and has 14 years of investment management experience. He received his BS from the University of Massachusetts - Amherst in 1979, his MS from Northeastern University in 1983 and his MBA from Columbia University in 1987. John has been with HGI since 1995 and has eight years of investment management experience. He received his BS from Cornell University in 1990 and his MBA from New York University in 1995. John is a Chartered Financial Analyst. Robert has been with HGI since 1995 and has eight years of investment management experience. He received his BS from the University of Florida in 1990. Dan has been with Firstar since 1989 and has nine years of investment management experience. He received his BA in 1987 and his MBA in 1989 from Marquette University. Dan is a Chartered Financial Analyst.

(PHOTO)                   (PHOTO)            (PHOTO)             (PHOTO)
JAMES E. CHANEY           JOHN HOCK, CFA     ROBERT MAZUELOS     DANIEL
                                                                 TRANCHITA, CFA


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


FIRSTAR INTERNATIONAL EQUITY FUND
---------------------------------

10/93                   10,000
10/94                    9,995
10/95                    9,620
10/96                   10,410
10/97                    9,879
 4/98                   10,659


This chart assumes an initial investment of $10,000 made on 4/28/94 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------
                           Fiscal                         Since Inception
                        Year-to-Date   1 Year     3 Years     4/28/94
--------------------------------------------------------------------------------
FIRSTAR INTERNATIONAL
  EQUITY FUND                7.9         2.8         2.2        1.6
EAFEINDEX<F1>               15.4        18.9         9.5        8.5
--------------------------------------------------------------------------------
<F1> The Morgan Stanley Capital International Europe, Australia and Far East
     Index, ("MSCI/EAFE") is an unmanaged index composed of companies representative of the market structure of 20 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

An investment cannot be made directly in an index.
Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The performance for the Series Institutional shares have been restated to reflect the elimination of the purchase price adjustment. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 COUNTRIES 4/30/98
-----------------------------------
GREAT BRITAIN                  13.6%
-----------------------------------
FRANCE                          6.5%
-----------------------------------
HONG KONG                       5.9%
-----------------------------------
JAPAN                           5.7%
-----------------------------------
SPAIN                           5.6%
-----------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/98
-----------------------------------
$74,313,259
-----------------------------------

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)




STATEMENT OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
APRIL 30, 1998
(UNAUDITED)
                                                         BALANCED GROWTH   GROWTH AND INCOME    EQUITY INDEX
                                                               FUND               FUND              FUND
                                                         ----------------  ------------------   ------------
ASSETS:
  Investments, at value (cost $188,225, $402,858,
    $306,672, $141,233, $502,585, $68,292,
    $106,708, and $73,567, respectively)                   $242,558             $645,360          $543,415
  Foreign currency (cost $401)                                    _                    _                 _
  Cash                                                            _                    _                 _
  Income receivable                                           1,278                1,003               647
  Capital shares sold                                         2,084                2,117             1,120
  Receivable for securities sold                              2,874                2,588               560
  Receivable for foreign currency sold                            _                    _                 _
  Other assets                                                   17                   22                24
                                                          ---------            ---------         ---------
    Total Assets                                            248,811              651,090           545,766
                                                          ---------            ---------         ---------

LIABILITIES:
  Payable for securities purchased                            2,215                8,083               803
  Payable for foreign currency purchased                          _                    _                 _
  Capital shares redeemed                                       161                  577               198
  Payable to affiliates                                         181                  518               216
  Accrued expenses and other liabilities                         19                   28                23
                                                          ---------            ---------         ---------

    Total Liabilities                                         2,576                9,206             1,240
                                                          ---------            ---------         ---------

NET ASSETS                                                 $246,235             $641,884          $544,526
                                                          =========            =========         =========

NET ASSETS CONSIST OF:
  Capital stock                                            $185,324             $374,884          $302,760
  Undistributed net investment income (loss)                    438                  666               551
  Undistributed accumulated net
    realized gains (losses) on:
      Investments                                             6,140               23,832             3,721
      Foreign currency                                            _                    _                 _
  Unrealized net appreciation
    (depreciation) on:
      Investments                                            54,333              242,502           236,743
      Futures contracts                                           _                    _               751
      Foreign currency                                            _                    _                 _
                                                          ---------            ---------         ---------

    Total Net Assets                                       $246,235             $641,884          $544,526
                                                          =========            =========         =========

SERIES A:
  Net assets                                               $ 58,744             $178,853          $105,331
  Shares authorized ($.0001 par value)                      500,000              500,000           500,000
  Shares issued and outstanding                               1,869                3,854             1,398
  Net asset value and redemption price per share<F1>         $31.43               $46.41            $75.33
                                                          =========            =========         =========
  Maximum offering price per share<F1>                       $32.74               $48.34            $78.47
                                                          =========            =========         =========

SERIES INSTITUTIONAL:
  Net assets                                               $187,491             $463,031          $439,195
  Shares authorized ($.0001 par value)                      500,000              500,000           500,000
  Shares issued and outstanding                               5,958                9,966             5,824
  Net asset value, redemption price and
     offering price per share<F1>                            $31.47               $46.46            $75.41
                                                          =========            =========         =========

<F1> Amounts may not recalculate due to rounding.


                           See notes to the financial statements.




         FIRSTAR FUNDS
                (LOGO)


                                                                         SPECIAL         EMERGING                     INTERNATIONAL
                                                       GROWTH            GROWTH           GROWTH         MICROCAP         EQUITY
                                                        FUND              FUND             FUND            FUND            FUND
                                                  ----------------   --------------    ------------     ---------    ---------------
ASSETS:
  Investments, at value (cost $188,225, $402,858,
    $306,672, $141,233, $502,585, $68,292,
    $106,708, and $73,567, respectively)               $225,345         $766,003          $ 76,990     $138,399         $ 72,678

  Foreign currency (cost $401)                                _                _                 _            _             382
  Cash                                                        _                _                 _            _              694
  Income receivable                                         166              155                65           14              413
  Capital shares sold                                       447            1,201               298          _00              159
  Receivable for securities sold                          5,138            8,077             3,015          241              603
  Receivable for foreign currency sold                        _                _                 _            _                4
  Other assets                                               14               17                46           23               16
                                                      ---------        ---------         ---------    ---------        ---------

    Total Assets                                        231,110          775,453            80,414      138,677           74,949
                                                      ---------        ---------         ---------    ---------        ---------

LIABILITIES:
  Payable for securities purchased                          741            7,153             3,138        2,951              370
  Payable for foreign currency purchased                      _                _                 _            _                _
  Capital shares redeemed                                   136              775                 6          175               22
  Payable to affiliates                                     202              649                76          193              100
  Accrued expenses and other liabilities                     17               45                10            6              144
                                                      ---------        ---------         ---------    ---------        ---------

    Total Liabilities                                     1,096            8,622             3,230        3,325              636
                                                      ---------        ---------         ---------    ---------        ---------

NET ASSETS                                             $230,014         $766,831          $ 77,184     $135,352         $ 74,313
                                                      =========        =========         =========    =========        =========

NET ASSETS CONSIST OF:
  Capital stock                                        $128,356         $485,022          $ 67,086     $ 87,232         $ 75,238
  Undistributed net investment income (loss)                 10          (1,020)               (8)        (933)              273
  Undistributed accumulated net
    realized gains (losses) on:
      Investments                                        17,536           19,411             1,408       17,362            (214)
      Foreign currency                                        _                _                 _            _             (76)
  Unrealized net appreciation
    (depreciation) on:
      Investments                                        84,112          263,418             8,698       31,691            (889)
      Futures contracts                                       _                _                 _            _                _
      Foreign currency                                        _                _                 _            _             (19)
                                                      ---------        ---------         ---------    ---------        ---------

    Total Net Assets                                   $230,014         $766,831           $77,184     $135,352         $ 74,313
                                                      =========        =========         =========    =========        =========

SERIES A:
  Net assets                                           $ 34,481         $172,611           $10,598     $ 18,772           $7,910
  Shares authorized ($.0001 par value)                  500,000          500,000           500,000      500,000          500,000
  Shares issued and outstanding                             933            3,722               909        1,000              405
  Net asset value and redemption price per share<F1>     $36.97           $46.37            $11.66       $18.76           $19.52
                                                      =========        =========         =========    =========        =========
  Maximum offering price per share<F1>                   $38.51           $48.30            $12.15       $19.54           $20.33
                                                      =========        =========         =========    =========        =========

SERIES INSTITUTIONAL:
  Net assets                                           $195,533         $594,220          $ 66,586     $116,580         $ 66,403
  Shares authorized ($.0001 par value)                  500,000          500,000           500,000      500,000          500,000
  Shares issued and outstanding                           5,247           12,690             5,704        6,167            3,389
  Net asset value, redemption price and
     offering price per share<F1>                        $37.26           $46.83            $11.67       $18.90           $19.59
                                                      =========        =========         =========    =========        =========

<F1> Amounts may not recalculate due to rounding.



                   See notes to the financial statements.



                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
(UNAUDITED)                                          BALANCED GROWTH FUND       GROWTH AND INCOME FUND
                                                   -------------------------  --------------------------
                                                    Six months        Year       Six months     Year
                                                       ended          ended        ended       ended
                                                     April 30,      Oct. 31,     April 30,    Oct. 31,
                                                       1998           1997          1998        1997
                                                     ---------      ---------    ---------   ---------
                                                   (Unaudited)                   (Unaudited)

OPERATIONS:
  Net investment income (loss)                      $  2,301       $  4,197      $  2,674   $  5,272
  Net realized gain on:
    Investments                                        6,617         17,108        23,870     17,736
    Foreign currency                                       _              _             _          _
  Change in unrealized
    appreciation on:
      Investments                                     19,372          9,540        89,776     83,976
      Foreign currency                                     _              _             _          _
                                                   ---------      ---------     ---------  ---------
Net increase in net assets
    resulting from operations                         28,290         30,845       116,320    106,984
                                                   ---------      ---------     ---------  ---------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                         42,455         82,936       104,520    182,721
  Shares issued to owners in
    reinvestment of dividends                         19,178         13,325        18,105     27,125
  Shares redeemed                                    (32,617)       (63,501)      (70,872)   (90,531)
                                                   ---------      ---------     ---------  ---------
  Net increase in net assets
    as a result of capital
    share transactions                                29,016         32,760        51,753    119,315
                                                   ---------      ---------     ---------  ---------

DISTRIBUTIONS TO SERIES
   A SHAREOWNERS:
  From net investment income                            (490)          (722)         (576)    (1,107)
  From net realized gains                             (3,620)        (1,751)       (4,638)    (5,918)
                                                   ---------      ---------     ---------  ---------
                                                      (4,110)        (2,473)       (5,214)    (7,025)
                                                   ---------      ---------     ---------  ---------

DISTRIBUTIONS TO SERIES
  INSTITUTIONAL SHAREOWNERS:
  From net investment income                          (1,833)        (3,385)       (1,967)    (4,136)
  From net realized gains                            (13,536)        (7,788)      (13,098)   (19,246)
                                                   ---------      ---------     ---------  ---------
                                                     (15,369)       (11,173)      (15,065)   (23,382)
                                                   ---------      ---------     ---------  ---------

TOTAL INCREASE IN NET ASSETS                          37,827         49,959       147,794    195,892

NET ASSETS:
  Beginning of period                                208,408        158,449       494,090    298,198
                                                   ---------      ---------     ---------  ---------

  End of period (including
     undistributed net investment
     income (loss) of $438, $460,
     $666, $535, $551, $513, $10, $121,
    $(1,020), $(2), $(8) and $117,
     respectively)                                  $246,235       $208,408      $641,884   $494,090
                                                   =========      =========     =========  =========

<F1> Commencement of operations.

                    See notes to the financial statements.


         FIRSTAR FUNDS
                (LOGO)



STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
(UNAUDITED)                                 EQUITY INDEX            GROWTH              SPECIAL GROWTH        EMERGING GROWTH
                                                FUND                 FUND                    FUND                  FUND
                                       -------------------------------------------   -------------------    ------------------
                                       Six months    Year     Six months    Year     Six months   Year   Six monthsAug.15, 1997<F1>
                                         ended       ended       ended     ended       ended      ended     ended      through
                                       April 30,   Oct. 31,    April 30,  Oct. 31,   April 30,  Oct. 31,  April 30,    Oct. 31,
                                          1998       1997        1998       1997        1998      1997      1998         1997
                                       ---------   ---------   --------- ---------   ---------  --------- ---------   ---------
                                      (Unaudited)             (Unaudited)            (Unaudited)         (Unaudited)

OPERATIONS:
  Net investment income (loss)        $  3,137  $  5,279     $     90    $   119  $  (1,021)$  (2,028)   $     6            _
  Net realized gain on:
    Investments                          4,316     7,245       17,766     30,037     20,540    70,219      1,411         $117
    Foreign currency                         _         _            _          _          _         _          _          306
  Change in unrealized
    appreciation on:
      Investments                       84,860    68,766       26,792      6,762     90,219    67,861      7,824          873
      Foreign currency                       _         _            _          _          _         _          _            _
                                     --------- ---------    ---------  ---------  --------- ---------  ---------    ---------
  Net increase in net assets
    resulting from operations           92,313    81,290       44,648     36,918    109,738   136,052      9,241        1,296
                                     --------- ---------    ---------  ---------  --------- ---------  ---------    ---------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                          104,366   164,226       30,893     56,737     82,477   204,220     18,206       52,281
  Shares issued to owners in
    reinvestment of dividends            9,298     7,676       23,938      5,867     64,516    67,741        352            _
  Shares redeemed                      (43,819) (103,969)     (45,805)   (57,271)  (134,766) (210,150)    (3,575)        (178)
                                     --------- ---------    ---------  ---------  --------- ---------  ---------    ---------
  Net increase in net assets
    as a result of capital
    share transactions                  69,845    67,933        9,026      5,333     12,227    61,811     14,983       52,103
                                     --------- ---------    ---------  ---------  --------- ---------  ---------    ---------

DISTRIBUTIONS TO SERIES
   A SHAREOWNERS:
  From net investment income              (537)     (822)         (16)         _          3         _        (12)           _
  From net realized gains               (1,399)     (516)      (3,671)      (740)   (14,739)  (14,101)       (33)           _
                                     --------- ---------    ---------  ---------  --------- ---------  ---------    ---------
                                        (1,936)   (1,338)      (3,687)      (740)   (14,736)  (14,101)       (45)           _
                                     --------- ---------    ---------  ---------  --------- ---------  ---------    ---------

DISTRIBUTIONS TO SERIES
  INSTITUTIONAL SHAREOWNERS:
  From net investment income            (2,562)   (4,327)        (185)         _          _         _       (118)           _
  From net realized gains               (5,759)   (2,661)     (26,481)    (6,747)   (56,822)  (61,354)      (276)           _
                                     --------- ---------    ---------  ---------  --------- ---------  ---------    ---------
                                        (8,321)   (6,988)     (26,666)    (6,747)   (56,822)  (61,354)      (394)           _
                                     --------- ---------    ---------  ---------  --------- ---------  ---------    ---------

TOTAL INCREASE IN NET ASSETS           151,901   140,897       23,321     34,764     50,407   122,408     23,785       53,399

NET ASSETS:
  Beginning of period                  392,625   251,728      206,693    171,929    716,424   594,016     53,399            _
                                     --------- ---------    ---------  ---------  --------- ---------  ---------    ---------

  End of period (including
     undistributed net investment
     income (loss) of $438, $460,
     $666, $535, $551, $513, $10, $121,
    $(1,020), $(2), $(8) and $117,
     respectively)                    $544,526  $392,625     $230,014   $206,693   $766,831  $716,424    $77,184      $53,399
                                     ========= =========    =========  =========  ========= =========  =========    =========

<F1> Commencement of operations.

                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
(UNAUDITED)                                             MICROCAP FUND              INTERNATIONAL EQUITY FUND
                                                   ------------------------      ----------------------------
                                                   Six months         Year         Six months          Year
                                                      ended          ended           ended            ended
                                                 April 30, 1998  Oct. 31, 1997   April 30, 1998   Oct. 31, 1997
                                                 --------------- -------------   --------------   --------------
                                                   (Unaudited)                    (Unaudited)

OPERATIONS:
  Net investment income (loss)                  $     (930)         $ (1,086)      $   307         $  (174)
  Net realized gain (loss) on:
    Investments                                     17,375            12,681          (211)          1,964
    Foreign currency                                     _                 _           (76)             28
  Change in unrealized appreciation
    (depreciation) on:
      Investments                                    5,223            13,904         5,340          (5,960)
      Foreign currency                                   _                 _           (26)             (1)
                                                 ---------         ---------     ---------       ---------
Net increase (decrease) in net assets
    resulting from operations                       21,668            25,499         5,334          (4,143)
                                                 ---------         ---------     ---------       ---------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                        1,787            28,930        10,162          32,361
  Shares issued to owners in
    reinvestment of dividends                        9,448            11,413         1,248           1,265
  Shares redeemed                                   (6,770)           (8,081)       (4,574)        (11,236)
                                                 ---------         ---------     ---------       ---------
  Net increase in net assets as a
    result of capital share transactions             4,465            32,262         6,836          22,390
                                                 ---------         ---------     ---------       ---------

DISTRIBUTIONS TO SERIES A SHAREOWNERS:
  From net investment income                             _                 _           (31)            (25)
  From net realized gains                           (1,599)           (1,540)         (135)            (92)
                                                 ---------         ---------     ---------       ---------
                                                    (1,599)           (1,540)         (166)           (117)
                                                 ---------         ---------     ---------       ---------

DISTRIBUTIONS TO SERIES INSTITUTIONAL
  SHAREOWNERS:
  From net investment income                             _                 _          (277)           (363)
  From net realized gains                           (9,815)          (11,229)       (1,122)         (1,010)
                                                 ---------         ---------     ---------       ---------
                                                    (9,815)          (11,229)       (1,399)         (1,373)
                                                 ---------         ---------     ---------       ---------

TOTAL INCREASE IN NET ASSETS                        14,719            44,992        10,605          16,757

NET ASSETS:
  Beginning of period                              120,633            75,641        63,708          46,951

                                                 ---------         ---------     ---------       ---------

  End of period (including undistributed
     net investment income
    (loss) of $(933), $(2),
     $273 and $275, respectively)                 $135,352          $120,633       $74,313         $63,708
                                                 =========         =========     =========       =========


              See notes to the financial statements.


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

FINANCIAL HIGHLIGHTS

                                                                     BALANCED GROWTH FUND
                              --------------------------------------------------------------------------------------------------
                              Six months ended      Year ended           Year ended          Year ended           Year ended
                               April 30, 1998    October 31, 1997     October 31, 1996  October 31, 1995<F3>     October 31,
                             ----------------- --------------------   ----------------- ---------------------  ----------------
                             Series     Series   Series    Series     Series   Series     Series      Series
                                A       Inst'l.     A      Inst'l.      A      Inst'l.      A        Inst'l.     1994     1993
                             ------     ------   ------    ------     ------    -----    -------      ------    ------   ------
Per Share Data:                  (Unaudited)
Net asset value,
  beginning of period         $30.48     $30.51   $27.98    $27.99      $25.89   $25.90     $22.10     $22.10    $22.76   $20.49

Income from investment
   operations:
    Net investment income       0.27       0.30     0.58      0.66        0.47<F8> 0.55<F8>   0.49       0.53      0.44     0.47

  Net realized and
     unrealized gains
     (losses) on securities     3.46       3.47     4.19      4.20        2.64     2.62       3.77       3.78     (0.66)    2.27
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----
  Total from investment
     operations                 3.73       3.77     4.77      4.86        3.11     3.17       4.26       4.31     (0.22)    2.74
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----
Less distributions:
  Dividends from net
    investment income          (0.28)     (0.31)   (0.59)    (0.66)      (0.47)   (0.53)     (0.47)     (0.51)    (0.44)   (0.47)
  Distributions from
     capital gains             (2.50)     (2.50)   (1.68)    (1.68)      (0.55)   (0.55)      _          _         _        _
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----

  Total distributions          (2.78)     (2.81)   (2.27)    (2.34)      (1.02)   (1.08)     (0.47)     (0.51)    (0.44)   (0.47)
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----

Net asset value,
    end of period             $31.43     $31.47   $30.48    $30.51      $27.98   $27.99     $25.89     $25.90    $22.10   $22.76
                               =====      =====    =====      =====      =====     =====     =====      =====      =====   =====

Total return <F4><F5>          13.38%     13.50%   18.07%    18.39%      12.30%   12.56%     19.55%     19.79%    (0.93)%  13.49%

Supplemental data
    and ratios:
  Net assets, in thousands,
     end of period          $58,744   $187,491   $44,026  $164,382     $29,034 $129,415    $21,832   $104,552    $94,657 $82,099
  Ratio of net
    expenses to average
    net assets <F6>             1.00%      0.75%    1.00%     0.75%       1.00%    0.75%      0.94%      0.75%     0.75%    0.75%
  Ratio of net investment
    income to average net
    assets <F6>                 1.89%      2.14%    2.06%     2.31%       1.80%    2.05%      2.05%      2.24%     2.03%    2.24%

  Portfolio turnover
    rate <F4><F7>              24.80%     24.80%   69.90%    69.90%      63.91%   63.91%     61.87%     61.87%    59.77%   71.60%

  Average commission rate
    paid <F7>                 $0.0496    $0.0496    $0.0552  $0.0552   $0.0581     $0.0581




<F1> Commencement of operations.
<F2> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F4> Not annualized for the period ended October 31, 1993, for the Growth Fund, for the period ended October 31, 1997, for the Emerging Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April 30, 1998 for all Funds.
<F5> The total return does not reflect the 4% front-end sales charge for Series
     A.
<F6> Annualized for the period ended October 31, 1993, for the Growth Fund, for the period ended October 31, 1997, for the Emerging Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, for the period ended October 31, 1994, for the International Equity Fund and for the period ended April 30, 1998 for all Funds.
<F7> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F9> Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisors.


               See notes to the financial statements.



                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


FINANCIAL HIGHLIGHTS


                                                                    GROWTH AND INCOME FUND
                              --------------------------------------------------------------------------------------------------
                              Six months ended      Year ended           Year ended          Year ended           Year ended
                               April 30, 1998    October 31, 1997     October 31, 1996  October 31, 1995<F3>     October 31,
                             ----------------- --------------------   ----------------- ---------------------  ----------------
                             Series     Series   Series    Series     Series   Series     Series      Series
                                A       Inst'l.     A      Inst'l.      A      Inst'l.      A        Inst'l.     1994   1993<F2>
                             ------     ------   ------    ------     ------    -----    -------      ------    ------   ------
Per Share Data:                  (Unaudited)
Net asset value,
  beginning of period         $39.24     $39.28   $33.07    $33.08      $27.62   $27.63     $23.09     $23.09    $23.70   $22.27

Income from investment
   operations:
    Net investment income       0.16       0.21     0.37      0.46        0.42<F8> 0.50<F8>   0.37       0.42      0.43     0.56

  Net realized and
     unrealized gains
     (losses) on securities     8.56       8.56     8.92      8.94        6.61     6.61       5.14       5.14     (0.03)    1.63
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----
  Total from investment
     operations                 8.72       8.77     9.29      9.40        7.03     7.11       5.51       5.56      0.40     2.19
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----
Less distributions:
  Dividends from net
    investment income          (0.16)     (0.20)   (0.39)    (0.47)      (0.39)   (0.47)     (0.38)     (0.42)    (0.42)   (0.57)
  Distributions from
     capital gains             (1.39)     (1.39)   (2.73)    (2.73)      (1.19)   (1.19)     (0.60)     (0.60)    (0.59)   (0.19)
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----

  Total distributions          (1.55)     (1.59)   (3.12)    (3.20)      (1.58)   (1.66)     (0.98)     (1.02)    (1.01)   (0.76)
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----

Net asset value,
    end of period             $46.41     $46.46   $39.24    $39.28      $33.07   $33.08     $27.62     $27.63    $23.09   $23.70
                               =====      =====    =====      =====      =====     =====     =====      =====      =====   =====

Total return <F4><F5>          22.88%     23.00%   30.47%    30.83%      26.62%   26.90%     24.75%     25.00%     1.84%    9.93%

Supplemental data
    and ratios:
  Net assets, in thousands,
     end of period         $178,853   $463,031  $128,070  $366,020     $71,310 $226,888    $42,424   $162,752   $164,053$160,704
  Ratio of net
    expenses to average
    net assets <F6>             1.12%      0.87%    1.12%     0.87%       1.15%    0.90%      1.09%      0.90%     0.90%    0.88%
  Ratio of net investment
    income to average net
    assets <F6>                 0.77%      1.02%    1.09%     1.34%       1.42%    1.67%      1.51%      1.70%     1.89%    2.44%

  Portfolio turnover
    rate <F4><F7>              19.34%     19.34%   31.36%    31.36%      51.37%   51.37%     47.85%     47.85%    56.85%   86.24%

  Average commission rate
    paid <F7>                  $0.0505    $0.0505  $0.0558   $0.0558     $0.0573  $0.0573

<F1> Commencement of operations.
<F2> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F4> Not annualized for the period ended October 31, 1993, for the Growth Fund, for the period ended October 31, 1997, for the Emerging Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April 30, 1998 for all Funds.
<F5> The total return does not reflect the 4% front-end sales charge for Series
     A.
<F6> Annualized for the period ended October 31, 1993, for the Growth Fund, for the period ended October 31, 1997, for the Emerging Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, for the period ended October 31, 1994, for the International Equity Fund and for the period ended April 30, 1998 for all Funds.
<F7> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F9> Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisors.
<F10>Net investment income per share is calculated using the average shares
     outstanding.Commencement of operations.


                     See notes to the financial statements.

         FIRSTAR FUNDS
                (LOGO)







                                                                      EQUITY INDEX  FUND
                              --------------------------------------------------------------------------------------------------
                              Six months ended      Year ended           Year ended          Year ended           Year ended
                               April 30, 1998    October 31, 1997     October 31, 1996  October 31, 1995<F3>     October 31,
                             ----------------- --------------------   ----------------- ---------------------  ----------------
                             Series     Series   Series    Series     Series   Series     Series      Series
                                A       Inst'l.     A      Inst'l.      A      Inst'l.      A        Inst'l.     1994     1993
                             ------     ------   ------    ------     ------    -----    -------      ------    ------   ------
Per Share Data:                  (Unaudited)
Net asset value,
  beginning of period         $63.11     $63.16   $49.40    $49.43      $41.07   $41.08     $33.41     $33.41    $33.04   $29.72

Income from investment
   operations:
    Net investment income       0.40<F10>  0.49<F10>0.80      0.95        0.77<F8> 0.91<F8>   0.70       0.76      0.77     0.75

  Net realized and
     unrealized gains
     (losses) on securities    13.34      13.35    14.33     14.33        8.69     8.68       7.70       7.71      0.35     3.32
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----
  Total from investment
     operations                13.74      13.84    15.13     15.28        9.46     9.59       8.40       8.47      1.12     4.07
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----
Less distributions:
  Dividends from net
    investment income          (0.41)     (0.48)   (0.81)    (0.94)      (0.78)   (0.89)     (0.68)     (0.74)    (0.75)   (0.75)
  Distributions from
     capital gains             (1.11)     (1.11)   (0.61)    (0.61)      (0.35)   (0.35)     (0.06)     (0.06)     _          _
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----

  Total distributions          (1.52)     (1.59)   (1.42)    (1.55)      (1.13)   (1.24)     (0.74)     (0.80)    (0.75)   (0.75)
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----

Net asset value,
    end of period             $75.33     $75.41   $63.11    $63.16      $49.40   $49.43     $41.07     $41.08    $33.41   $33.04
                               =====      =====    =====      =====      =====     =====     =====      =====      =====   =====

Total return <F4><F5>          22.14%     22.28%   31.08%    31.38%      23.36%   23.68%     25.79%     26.02%     3.51%   13.79%

Supplemental data
    and ratios:
  Net assets, in thousands,
     end of period         $105,331   $439,195   $76,866  $315,759     $39,656 $212,072    $18,663   $138,106   $107,563 $83,820
  Ratio of net
    expenses to average
    net assets <F6>             0.62%      0.37%    0.63%     0.38%       0.66%    0.41%      0.66%      0.46%     0.50%    0.50%
  Ratio of net investment
    income to average net
    assets <F6>                 1.17%      1.42%    1.40%     1.66%       1.76%    2.01%      2.14%      2.34%     2.38%    2.32%

  Portfolio turnover
    rate <F4><F7>               2.11%      2.11%    9.81%     9.81%       7.48%    7.48%      4.61%      4.61%    13.28%   13.78%

  Average commission rate
    paid <F7>                  $0.0559    $0.0559  $0.0592   $0.0592     $0.0604  $0.0604


                     See notes to the financial statements.



                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


FINANCIAL HIGHLIGHTS


                                                                         GROWTH FUND
                              --------------------------------------------------------------------------------------------------
                              Six months ended      Year ended           Year ended          Year ended       Year  Dec 29, 1992<F2>
                               April 30, 1998    October 31, 1997     October 31, 1996  October 31, 1995<F3>  ended     through
                             ----------------- --------------------   ----------------- ---------------------
                             Series     Series   Series    Series     Series   Series     Series      Series Oct. 31,   Oct. 31,
                                A       Inst'l.     A      Inst'l.      A      Inst'l.      A        Inst'l.   1994       1993
                             ------     ------   ------    ------     ------    -----    -------      ------  ------     ------
Per Share Data:                  (Unaudited)
Net asset value,
  beginning of period         $35.27     $35.48   $30.32    $30.43      $25.58   $25.61     $21.47     $21.47  $21.40     $20.09

Income from investment
   operations:
    Net investment income      (0.03)      0.02    (0.05) <F8>0.04<F8>(0.07) <F8>(0.01) <F8>(0.02)       0.03    0.06       0.09

  Net realized and
     unrealized gains
     (losses) on securities     6.92       6.96     6.30      6.31        4.81     4.83       4.16       4.16    0.06       1.32
                               -----       -----    -----     -----       -----    -----      -----      -----   -----      -----
  Total from investment
     operations                 6.89       6.98     6.25      6.35        4.74     4.82       4.14       4.19    0.12       1.41
                               -----       -----    -----     -----       -----    -----      -----      -----   -----      -----
Less distributions:
  Dividends from net
    investment income          (0.02)     (0.03)    _         _           _        _         (0.03)     (0.05)  (0.05)     (0.10)
  Distributions from
     capital gains             (5.17)     (5.17)   (1.30)    (1.30)       _        _          _          _       _          _
                               -----       -----    -----     -----       -----    -----      -----      -----   -----      -----

  Total distributions          (5.19)     (5.20)   (1.30)    (1.30)       _        _         (0.03)     (0.05)  (0.05)     (0.10)
                               -----       -----    -----     -----       -----    -----      -----       -----   -----      -----

Net asset value,
    end of period             $36.97     $37.26   $35.27    $35.48      $30.32   $30.43      $25.58     $25.61   $21.47     $21.40
                               =====      =====    =====      =====      =====     =====      =====      =====    =====      =====

Total return <F4><F5>          22.73%     22.88%   21.30%    21.56%      18.53%   18.82%      19.31%     19.55%   0.56%      7.53%

Supplemental data
    and ratios:
  Net assets, in thousands,
     end of period            $34,481   $195,533   $25,043 $181,650     $16,636 $155,293     $10,105   $134,428 $113,197   $84,467
  Ratio of net
    expenses to average
    net assets <F6>             1.14%      0.89%    1.14%     0.89%       1.15%    0.90%      1.09%      0.90%   0.88%      0.89%
  Ratio of net investment
    income to average net
    assets <F6>                (0.13)%     0.12%   (0.16)%    0.09%      (0.29)%  (0.04)%    (0.06)%     0.13%   0.30%      0.57%

  Portfolio turnover
    rate <F4><F7>               21.38%     21.38%   62.09%    62.09%      56.75%   56.75%     49.84%     49.84%  33.24%     46.29%

  Average commission rate
    paid <F7>                  $0.0498    $0.0498  $0.0557   $0.0557     $0.0582  $0.0582

<F1> Commencement of operations.
<F2> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F4> Not annualized for the period ended October 31, 1993, for the Growth Fund, for the period ended October 31, 1997, for the Emerging Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April 30, 1998 for all Funds.
<F5> The total return does not reflect the 4% front-end sales charge for Series
     A.
<F6> Annualized for the period ended October 31, 1993, for the Growth Fund, for the period ended October 31, 1997, for the Emerging Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, for the period ended October 31, 1994, for the International Equity Fund and for the period ended April 30, 1998 for all Funds.
<F7> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F9> Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisors.
<F10>Net investment income per share is calculated using the average shares
     outstanding.Commencement of operations.


                  See notes to the financial statements.



                                              FIRSTAR FUNDS
                                                     (LOGO)




                                                                     SPECIAL GROWTH FUND
                              --------------------------------------------------------------------------------------------------
                              Six months ended      Year ended           Year ended          Year ended           Year ended
                               April 30, 1998    October 31, 1997     October 31, 1996  October 31, 1995<F3>     October 31,
                             ----------------- --------------------   ----------------- ---------------------  ----------------
                             Series     Series   Series    Series     Series   Series     Series      Series
                                A       Inst'l.     A      Inst'l.      A      Inst'l.      A        Inst'l.     1994     1993
                             ------     ------   ------    ------     ------    -----    -------      ------    ------   ------
Per Share Data:                  (Unaudited)
Net asset value,
  beginning of period         $44.36     $44.70   $41.38    $41.58    $41.40    $41.47   $33.19      $33.19    $32.34   $28.50

Income from investment
   operations:
    Net investment income    (0.10)<F10> (0.05)<F10>(0.20)<F8>(0.11)<F8>(0.13)<F8>(0.04) <F8>(0.07)  0.00      0.04     0.07

  Net realized and
     unrealized gains
     (losses) on securities     6.57       6.64     8.44      8.49        4.70     4.74       8.49       8.49      0.85     4.47
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----
  Total from investment
     operations                 6.47       6.59     8.24      8.38        4.57     4.70       8.42       8.49      0.89     4.54
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----
Less distributions:
  Dividends from net
    investment income          _          _        _         _           _        _          _          _00        (0.04)   (0.08)
  Distributions from
     capital gains             (4.46)     (4.46)   (5.26)    (5.26)      (4.59)   (4.59)     (0.21)     (0.21)   _00       (0.62)
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----

  Total distributions          (4.46)     (4.46)   (5.26)    (5.26)      (4.59)   (4.59)     (0.21)     (0.21)    (0.04)   (0.70)
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----

Net asset value,
    end of period             $46.37     $46.83   $44.36     $44.70      $41.38   $41.58    $41.40     $41.47     $33.19  $32.34
                               =====      =====    =====      =====      =====     =====     =====      =====      =====   =====

Total return <F4><F5>          16.07%     16.23%   22.18%    22.44%      12.27%   12.58%     25.56%     25.79%     2.77%   16.15%

Supplemental data
    and ratios:
  Net assets, in thousands,
     end of period          $172,611   $594,220  $147,396  $569,028    $111,159 $482,857    $87,269   $434,228  $395,584$347,130
  Ratio of net
    expenses to average
    net assets <F6>             1.13%      0.88%    1.12%     0.87%       1.13%    0.88%      1.09%      0.90%     0.89%    0.88%
  Ratio of net investment
    income to average net
    assets <F6>                (0.48)%    (0.23)%  (0.50)%   (0.25)%     (0.35)%  (0.10)%    (0.19)%     0.00%     0.13%    0.24%

  Portfolio turnover
    rate <F4><F7>               45.47%     45.47%   97.40%    97.40%     103.34%  103.34%     79.25%     79.25%    69.74%   58.80%

  Average commission rate
    paid <F7>                  $0.0514    $0.0514  $0.0550   $0.0550     $0.0576  $0.0576


                     See notes to the financial statements.


         FIRSTAR FUNDS
                (LOGO)


FINANCIAL HIGHLIGHTS


                                     EMERGING GROWTH FUND
                            --------------------------------------
                                 Six months    August 15, 1997 <F1>
                                   ended              through
                               April 30, 1998    October 31, 1997
                             ----------------- --------------------
                             Series     Series   Series    Series
                                A       Inst'l.     A      Inst'l.
                             ------     ------   ------    ------
Per Share Data:                  (Unaudited)
Net asset value,
  beginning of period         $10.31     $10.31   $10.00    $10.00

Income from investment
   operations:
    Net investment income      (0.01)<F10>_<F10>    0.02      0.02

  Net realized and
     unrealized gains
     (losses) on securities     1.43       1.43     0.29      0.29
                               -----       -----    -----     -----
  Total from investment
     operations                 1.42       1.43     0.31      0.31
                               -----       -----    -----     -----
Less distributions:
  Dividends from net
    investment income          (0.02)     (0.02)    _         _
  Distributions from
     capital gains             (0.05)     (0.05)    _         _
                               -----       -----    -----     -----

  Total distributions          (0.07)     (0.07)    _         _
                               -----       -----    -----     -----

Net asset value,
    end of period             $11.66     $11.67   $10.31    $10.31
                               =====      =====    =====      =====

Total return <F4><F5>          13.94%     14.08%    3.10%     3.10%

Supplemental data
    and ratios:
  Net assets, in thousands,
     end of period            $10,598    $66,586    $5,355   $48,044
  Ratio of net
    expenses to average
    net assets <F6>             1.15%      0.90%    1.15%     0.90%
  Ratio of net investment
    income to average net
    assets <F6>                (0.20)%     0.05%    0.93%     1.18%

  Portfolio turnover
    rate <F4><F7>              58.07%     58.07%   14.51%    14.51%

  Average commission rate
    paid <F7>                  $0.0491    $0.0491  $0.0493   $0.0493

<F1> Commencement of operations.
<F2> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F4> Not annualized for the period ended October 31, 1993, for the Growth Fund, for the period ended October 31, 1997, for the Emerging Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April 30, 1998 for all Funds.
<F5> The total return does not reflect the 4% front-end sales charge for Series
     A.
<F6> Annualized for the period ended October 31, 1993, for the Growth Fund, for the period ended October 31, 1997, for the Emerging Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, for the period ended October 31, 1994, for the International Equity Fund and for the period ended April 30, 1998 for all Funds.
<F7> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F9> Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisors.
<F10>Net investment income per share is calculated using the average shares
     outstanding.Commencement of operations.

                       See notes to the financial statements.



         FIRSTAR FUNDS
                (LOGO)






                                                             MICROCAP FUND
                             -----------------------------------------------------------------------------
                                 Six months            Year             July 1, 1996     August 1, 1995<F1>
                                   ended               ended               through             through
                               April 30, 1998    October 31, 1997     October 31, 1996      June 30, 1996
                             ----------------- --------------------   ----------------- ---------------------
                             Series     Series   Series    Series     Series   Series     Series      Series
                                A       Inst'l.     A      Inst'l.      A      Inst'l.      A        Inst'l.
                             ------     ------   ------    ------     ------    -----    -------      ------
Per Share Data:                  (Unaudited)
Net asset value,
  beginning of period         $17.47     $17.57   $16.16    $16.20     $ 15.42  $ 15.45   $  10.00   $  10.00

Income from investment
   operations:
    Net investment income      (0.14)<F10>(0.12) <F10>(0.18) <F8>(0.15) <F8>(0.08) <F8>(0.07) <F8>(0.02)(0.02)

  Net realized and
     unrealized gains
     (losses) on securities     3.10       3.12     4.24      4.27        0.82     0.82       6.10       6.14
                               -----       -----    -----     -----       -----    -----      -----      -----
  Total from investment
     operations                 2.96       3.00     4.06      4.12        0.74     0.75       6.08       6.12
                               -----       -----    -----     -----       -----    -----      -----      -----
Less distributions:
  Dividends from net
    investment income           _          _        _         _           _        _         (0.04)     (0.05)00
  Distributions from
     capital gains             (1.67)     (1.67)   (2.75)    (2.75)       _        _         (0.62)     (0.62)
                               -----       -----    -----     -----       -----    -----      -----      -----

  Total distributions          (1.67)     (1.67)   (2.75)    (2.75)       _        _         (0.66)     (0.67)
                               -----       -----    -----     -----       -----    -----      -----      -----

Net asset value,
    end of period             $18.76     $18.90   $17.47    $17.57     $ 16.16  $ 16.20   $  15.42   $  15.45
                               =====      =====    =====      =====      =====     =====     =====      =====

Total return <F4><F5>          18.63%     18.77%   29.78%    30.12%       4.80%    4.85%     63.52%     63.93%

Supplemental data
    and ratios:
  Net assets, in thousands,
     end of period          $18,772   $116,580   $16,793  $103,840     $ 9,273  $66,368     $9,036   $ 63,595
  Ratio of net
    expenses to average
    net assets <F6>             1.98%      1.73%    1.95%     1.70%       1.97%    1.72%      1.99%      1.74%
  Ratio of net investment
    income to average net
    assets <F6>                (1.79)%    (1.54)%  (1.42)%   (1.21)%     (1.69)%  (1.44)%    (0.36)%    (0.16)%
  Portfolio turnover
    rate <F4><F7>              74.11%     74.11%  158.39%   158.39%      64.44%   64.44%    283.67%    283.67%

  Average commission rate
    paid <F7>                  $0.0515    $0.0515  $0.0475   $0.0475     $0.0460  $0.0460   $ 0.0423   $ 0.0423


                      See notes to the financial statements.


         FIRSTAR FUNDS
                (LOGO)



FINANCIAL HIGHLIGHTS


                                                                  INTERNATIONAL EQUITY FUND
                              --------------------------------------------------------------------------------------------------
                              Six months ended      Year ended           Year ended          Year ended      April 28, 1994<F1>
                               April 30, 1998  October 31, 1997<F9>   October 31, 1996  October 31, 1995<F3>      through
                             ----------------- --------------------   ----------------- ---------------------
                             Series     Series   Series    Series     Series   Series     Series      Series     October 31,
                                A       Inst'l.     A      Inst'l.      A      Inst'l.      A        Inst'l.        1994
                             ------     ------   ------    ------     ------    -----    -------      ------       ------
Per Share Data:                  (Unaudited)
Net asset value,
  beginning of period         $18.58     $18.64   $20.21    $20.27      $19.15   $19.19     $19.99     $19.99       $20.00

Income from investment
   operations:
    Net investment income       0.06       0.08     0.06<F8>  0.10<F8>    0.07<F8> 0.11<F8>   0.08       0.12         0.04

  Net realized and
     unrealized gains
     (losses) on securities     1.33       1.33    (1.10)    (1.10)       1.43     1.44      (0.87)     (0.87)       (0.05)
                               -----       -----    -----     -----       -----    -----      -----      -----       -----
  Total from investment
     operations                 1.39       1.41    (1.04)    (1.00)       1.50     1.55      (0.79)     (0.75)       (0.01)
                               -----       -----    -----     -----       -----    -----      -----      -----       -----
Less distributions:
  Dividends from net
    investment income          (0.08)     (0.09)   (0.13)    (0.17)      (0.07)   (0.10)     (0.04)     (0.04)        _
  Distributions from
     capital gains             (0.37)     (0.37)   (0.46)    (0.46)      (0.37)   (0.37      (0.01)     (0.01)        _
                               -----       -----    -----     -----       -----    -----      -----      -----       -----

  Total distributions          (0.45)     (0.46)   (0.59)    (0.63)      (0.44)   (0.47)     (0.05)     (0.05)        _
                               -----       -----    -----     -----       -----    -----      -----      -----       -----

Net asset value,
    end of period             $19.52     $19.59   $18.58    $18.64      $20.21   $20.27     $19.15     $19.19       $19.99
                               =====      =====    =====      =====      =====     =====     =====      =====        =====

Total return <F4><F5>           7.81%      7.88%   (5.30)%   (5.10)%      7.95%    8.21%     (3.95)%    (3.75)%      (0.05)%

Supplemental data
    and ratios:
  Net assets, in thousands,
     end of period           $7,910    $66,403    $6,502   $57,206      $3,769  $43,182     $1,633    $31,187       $23,756
  Ratio of net
    expenses to average
    net assets <F6>             1.75%      1.50%    1.75%     1.50%       1.75%    1.50%      1.70%      1.50%        1.49%
  Ratio of net investment
    income to average net
    assets <F6>                 0.72%      0.97%   (0.55)%   (0.30)%      0.37%    0.62%      0.46%      0.66%        0.44%

  Portfolio turnover
    rate <F4><F7>              18.98%     18.98%   97.09%    97.09%      31.57%   31.57%     15.12%     15.12%        6.55%

  Average commission rate
    paid <F7>                  $0.0159    $0.0159  $0.0087   $0.0087     $0.0167  $0.0167

<F1> Commencement of operations.
<F2> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F4> Not annualized for the period ended October 31, 1993, for the Growth Fund, for the period ended October 31, 1997, for the Emerging Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April 30, 1998 for all Funds.
<F5> The total return does not reflect the 4% front-end sales charge for Series
     A.
<F6> Annualized for the period ended October 31, 1993, for the Growth Fund, for the period ended October 31, 1997, for the Emerging Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, for the period ended October 31, 1994, for the International Equity Fund and for the period ended April 30, 1998 for all Funds.
<F7> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F9> Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisors.
<F10>Net investment income per share is calculated using the average shares
     outstanding.Commencement of operations.


                     See notes to the financial statements.




                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
SIX MONTHS ENDED APRIL 30, 1998
(UNAUDITED)                            BALANCED               GROWTH              EQUITY
                                        GROWTH              AND INCOME            INDEX         GROWTH
                                         FUND                  FUND                FUND          FUND
                                       ---------             ---------          ---------     ---------
INVESTMENT INCOME:
  Dividend income:
     Domestic                              $   300              $  4,279           $ 3,294   $   586
     Foreign (net of
        withholding taxes of $84)          _                  _                    _            _
  Interest income:
     Domestic                              2,892                1,029              798           496
     Foreign                               _                    _                  _             _
  Other income:                            _                    _                    6             2
                                           3,192                5,308              4,098       1,084

EXPENSES:
  Investment advisory fees                 828                  2,094              571           806
  Administration fees                      122                  309                252           119
  Shareowner servicing
    and accounting costs                   63                   102                79             50
  Service organization fees _ Series A     63                   186                111            36
  Custody fees                             35                   50                 49             25
  Federal and state registration fees      12                   32                 16              9
  Professional fees                        13                   13                 13             12
  Reports to shareowners                   18                   42                 28             10
  Amortization of organization costs       _                    _                  _             _
  Directors' fees and expenses             4                    4                  4               4
  Other                                    3                    9                  7               3

  Total expenses before waiver             1,161                2,841              1,130       1,074
     Less: Waiver of expenses              (270)                (207)              (169)        (80)

     Net Expenses                          891                  2,634              961           994

NET INVESTMENT INCOME                      2,301                2,674              3,137          90

REALIZED AND UNREALIZED GAIN:
  Net realized gain on:
     Investments                           6,617                23,870             4,316      17,766
     Foreign currency                      _                    _                  _             _
  Change in unrealized
    appreciation on:
     Investments                           19,372               89,776             84,860     26,792
     Foreign currency                      _                    _                  _             _

     Net gain on investments
       and foreign currency                25,989               113,646            89,176     44,558

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                  $28,290              $116,320           $92,313   $44,648


                                     See notes to the financial statements.
         FIRSTAR FUNDS
                (LOGO)


STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
SIX MONTHS ENDED APRIL 30, 1998
(UNAUDITED)


                                     SPECIAL            EMERGING                          INTERNATIONAL
                                      GROWTH             GROWTH             MICROCAP          EQUITY
                                       FUND               FUND                FUND             FUND
                                    ---------          ---------           ---------        ---------
INVESTMENT INCOME:
  Dividend income:
     Domestic                      $  1,020            $  106             $    49                _
     Foreign (net of
        withholding taxes of $84)       _                 _                   _               $  742
  Interest income:
     Domestic                         1,264               189                  62                _
     Foreign                            _                 _                   _                   59
  Other income:                          51               _                   _                  _
                                      2,335               295                 111                801

EXPENSES:
  Investment advisory fees            2,700               234                 883                435
  Administration fees                   398                34                  65                 36
  Shareowner servicing
     and accounting costs               141                42                  48                 65
  Service organization
     fees _ Series A                    193                 9                  20                  9
  Custody fees                           82                15                  24                 79
  Federal and state
     registration fees                   24                11                   4                 13
  Professional fees                      14                13                  13                 16
  Reports to shareowners                 58                12                  21                  4
  Amortization of
     organization costs                   _                 3                   2                  3
  Directors' fees and expenses            4                 4                   3                  4
  Other                                   9                 2                   2                  1

  Total expenses before waiver        3,623               379               1,085                665
     Less: Waiver of expenses         (267)              (90)                (44)              (171)

     Net Expenses                     3,356               289               1,041                494

NET INVESTMENT INCOME (LOSS)        (1,021)                 6               (930)                307

REALIZED AND UNREALIZED
  GAIN (LOSS):
  Net realized gain (loss) on:
     Investments                     20,540             1,411              17,375              (211)
     Foreign currency                     _                 _                   _               (76)
  Change in unrealized
    appreciation
    (depreciation) on:
     Investments                     90,219             7,824               5,223              5,340
     Foreign currency                     _                 _                   _               (26)

     Net gain on investments
       and foreign currency         110,759             9,235              22,598              5,027
NET Increase IN NET Assets
RESULTING FROM OPERATIONS          $109,738            $9,241             $21,668             $5,334



               See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ----------------

          COMMON STOCKS 59.9%
          AEROSPACE & AIRCRAFT 0.7%
39,300    Gulfstream Aerospace Corporation <F1>            $1,648

          AIR TRANSPORTATION 0.5%
16,900    FDX Corporation <F1>                              1,149

          AUTO & TRUCK 0.0%
 1,200    Applied Power, Inc. - Class A                        45
                                                         --------

          BANKING 1.1%
 5,875    Charter One Financial, Inc.                         398
15,600    First Union Corporation                             942
   500    Peoples Heritage Financial Group, Inc.               24
18,400    Washington Mutual, Inc.                           1,289
                                                         --------
                                                            2,653
                                                         --------

          BUILDING MATERIALS 0.3%
21,600    Royal Group Technologies Ltd. <F1>                  671
                                                         --------

          BUSINESS MACHINES & SOFTWARE 2.5%
45,600    Cadence Design Systems, Inc. <F1>                 1,656
 2,900    Computer Associates International, Inc.             170
 1,700    Digi International, Inc. <F1>                        45
 3,800    HNC Software, Inc. <F1>                             148
 1,700    Harbinger Corporation<F1>                            62
10,000    Hypercom Corporation<F1>                            130
 5,150    National Instruments Corporation <F1>               183
21,300    Network Associates, Inc. <F1>                     1,459
15,000    Parametric Technology Company<F1>                   479
18,700    Sterling Commerce, Inc. <F1>                        796
22,200    Synopsys, Inc. <F1>                                 955
                                                         --------
                                                            6,083
                                                         --------

          BUSINESS SERVICES 7.1%
 9,900    ABR Information Services, Inc. <F1>                 286
25,792    AccuStaff, Inc. <F1>                                925
 4,400    American Business Information, Inc. - Class A <F1>   59
 3,600    American Business Information, Inc. - Class B <F1>   51
 1,700    Catalina Marketing Corporation<F1>                   88
   500    Central Parking Corporation                          23
20,700    Cambridge Technology Partners, Inc. <F1>          1,082
24,000    Ciber, Inc. <F1>                                    780
24,800    Cintas Corporation                                1,181
25,800    Cognizant Corporation                             1,327
37,000    Concord EFS, Inc. <F1>                            1,166
 8,700    First Data Corporation                              295
21,325    FIserv, Inc. <F1>                                 1,394
13,400    F.Y.I. Incorporated <F1>                            365
 4,400    Gartner Group, Inc. <F1>                            146
 4,400    Manpower, Inc.                                      194
11,100    Mastech Corporation <F1>                            294
24,900    May & Speh, Inc. <F1>                               370



  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          BUSINESS SERVICES 7.1% (CONT.)
11,700    National Data Corporation                       $   478
 7,200    Nova Corporation<F1>                                245
52,900    Pittston Brink's Group                            2,070
 8,200    PMT Services, Inc. <F1>                             160
21,350    Robert Half International, Inc. <F1>              1,156
 5,900    Sabre Group Holdings, Inc. v                        215
80,900    SunGard Data Systems, Inc.                        2,882
17,100    Sykes Enterprises, Inc. <F1>                        359
                                                         --------
                                                           17,591
                                                         --------

          CHEMICALS 0.8%
11,900    Du pont (E.I.) De Nemours and Company               866
26,400    Sigma-Aldrich Corporation                         1,053
                                                         --------
                                                            1,919
                                                         --------
          COMMUNICATIONS & MEDIA 1.1%
 4,500    Ha-Lo Industries, Inc. <F1>                         151
30,500    Interpublic Group of Companies, Inc.              1,948
15,600    Omnicom Group, Inc.                                 739
                                                         --------
                                                            2,838
                                                         --------

          COMPUTERS 1.3%
 3,400    Black Box Corporation<F1>                           113
 8,800    CDW Computer Centers, Inc. <F1>                     427
 4,100    Compaq Computer Corporation                         115
 7,400    Dell Computer Corporation <F1>                      598
37,800    Tech Data Corporation<F1>                         1,885
                                                         --------
                                                            3,138
                                                         --------

          CONSTRUCTION 0.1%
 3,600    D.R. Horton, Inc.                                    67
 8,000    Granite Construction, Inc.                          236
 1,200    Standard Pacific Corporation                         20
                                                         --------
                                                              323
                                                         --------

          CONSUMER PRODUCTS 0.4%
20,200    Newell Company                                      976
                                                         --------

          DATA PROCESSING 0.6%
34,800    Acxiom Corporation <F1>                             844
 7,500    CCC Information Systems Group Inc. <F1>             180
 9,100    CSG Systems International, Inc. <F1>                414
 5,400    National Computer Systems, Inc.                     135
                                                         --------
                                                            1,573
                                                         --------

          DRUGS/MEDICAL SUPPLIES 2.2%
 7,300    Barr Laboratories, Inc. <F1>                        296
11,400    Elan Corporation PLC ADR <F1>                       708
12,000    Merck & Co., Inc.                                 1,446
11,500    Warner-Lambert Company                            2,176
17,300    Watson Pharmaceuticals, Inc. <F1>                   744
                                                         --------
                                                            5,370
                                                         --------

                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          ELECTRONICS & SCIENTIFIC INSTRUMENTS 1.2%
19,950    Cisco Systems, Inc. <F1>                        $ 1,461
 3,100    Gemstar International Group Limited <F1>            120
 8,700    Hewlett-Packard Company                             655
18,310    Molex, Inc. - Class A                               492
 1,800    Plexus Corporation<F1>                               40
 2,600    Seitel, Inc. <F1>                                    44
 5,000    Thermo Instrument Systems Inc. <F1>                 148
                                                         --------
                                                            2,960
                                                         --------

          ENTERTAINMENT & LEISURE 1.0%
35,900    American Skiing Company<F1>                         556
 6,000    Cinar Films Inc. - Class B <F1>                     116
 6,200    Hasbro, Inc.                                        228
 4,900    Imax Corporation<F1>                                134
 3,500    Scientific Games Holdings Corporation<F1>            78
 1,800    Signature Resorts, Inc. <F1>                         32
 3,900    Steiner Leisure Ltd. <F1>                           123
 9,500    The Walt Disney Company                           1,181
                                                         --------
                                                            2,448
                                                         --------

          FINANCIAL SERVICES 4.9%
 9,300    ARM Financial Group, Inc. - Class A                 199
10,900    Associates First Capital Corporation                815
   200    BancTec, Inc. <F1>                                    4
 8,400    The BISYS Group, Inc. <F1>                          332
 3,700    CMAC Investment Corporation                         239
48,700    E*TRADE Group, Inc. <F1>                          1,214
16,800    Federal National Mortgage Association             1,006
 5,200    Financial Security Assurance Holdings Ltd.          311
18,200    Franklin Resources, Inc.                            974
 3,100    Heller Financial, Inc. <F1>                          84
 9,400    Kansas City Southern Industries, Inc.               425
35,900    MBNA Corporation                                  1,216
 2,000    Medallion Financial Corp.                            60
 2,800    Newcourt Credit Group, Inc.                         138
51,400    The Charles Schwab Corporation                    1,799
 2,500    SEI Investments Company                             185
11,300    State Street Corporation                            808
21,450    SunAmerica, Inc.                                  1,071
 4,400    T. Rowe Price Associates, Inc.                      332
14,550    Travelers Group, Inc.                               890
                                                         --------
                                                           12,102
                                                         --------

          HEALTH CARE SERVICES & SUPPLIES 5.4%
 7,350    Cardinal Health, Inc.                               707
 3,700    Cooper Companies, Inc. <F1>                         142
 3,400    First Health Group Corporation<F1>                  201
32,100    Graham-Field Health Products, Inc. <F1>             213
29,350    Health Care & Retirement Corporation <F1>         1,196
60,502    Health Management Associates, Inc. - Class A <F1> 1,906
27,300    Healthsouth Corporation                             824
26,100    Lincare Holdings, Inc. <F1>                       2,117
 8,300    Medtronic, Inc.                                     437


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)



  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------

          HEALTH CARE SERVICES & SUPPLIES 5.4% (CONT.)
 9,700    Mentor Corporation                              $   264
40,700    PhyCor, Inc. <F1>                                   926
 6,325    PSS World Medical, Inc. <F1>                        143
25,250    Quorum Health Group, Inc. <F1>                      811
21,300    Rural/Metro Corporation <F1>                        692
10,700    Henry Schein, Inc. <F1>                             417
19,500    Shared Medical Systems Corporation                1,422
 9,200    Universal Health Services, Inc. - Class B<F1>       530
 9,900    Vencor, Inc. <F1>                                   268
 4,800    Weider Nutrition International, Inc.                 68
                                                         --------
                                                           13,284
                                                         --------

          HOSPITAL SUPPLIES & SERVICES 0.4%
 8,300    Ballard Medical Products                            209
10,100    Boston Scientific Corporation <F1>                  730
 4,600    Omnicare, Inc.                                      158
                                                         --------
                                                            1,097
                                                         --------

          HOUSING 0.4%
34,600    Toll Brothers, Inc. <F1>                            964
                                                         --------

          INDUSTRIAL DISTRIBUTION 0.2%
   700    Aviation Sales Company<F1>                           25
 4,000    Barnett, Inc. <F1>                                   81
   600    Fastenal Company                                     34
 5,900    MSC Industrial Direct Co., Inc. - Class A <F1>      300
                                                         --------
                                                              440

          INSURANCE 6.0%
12,750    AFLAC, Inc.                                         829
34,800    AMBAC, Inc.                                       1,973
 3,000    Annuity and Life Re (Holdings), Ltd. <F1>            72
26,500    Chartwell Re Corporation                            817
 3,070    Delphi Financial Group, Inc. <F1>                   175
11,600    Enhance Financial Services Group, Inc.              796
 5,300    Executive Risk Incorporated                         353
28,200    MBIA, Inc.                                        2,104
42,300    MGIC Investment Corporation                       2,666
63,000    Protective Life Corporation                       2,339
29,700    ReliaStar Financial Corporation                   1,355
 8,500    Terra Nova (Bermuda) Holdings Ltd.                  260
13,300    United Wisconsin Services, Inc.                     413
13,100    Vesta Insurance Group, Inc.                         742
                                                         --------
                                                           14,894
                                                         --------

          LODGING 0.4%
21,090    Promus Hotel Corporation <F1>                       953
                                                         --------

          MEDICAL INSTRUMENTS 0.3%
 2,500    Physio-Control International Corporation <F1>        57
 7,900    Sofamor Danek Group, Inc. <F1>                      693
                                                         --------
                                                              750
                                                         --------

                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------

          MULTI-INDUSTRY 2.3%
16,700    Leggett & Platt, Inc.                            $  867
22,150    Thermo Electron Corporation <F1>                    882
69,900    Tyco International, Ltd.                          3,810
                                                         --------
                                                            5,559
                                                         --------

          NATURAL GAS 0.4%
21,500    Enron Corporation                                 1,058
                                                         --------

          OIL & GAS - DOMESTIC 0.4%
 9,600    Barrett Resources Corporation<F1>                   356
 2,100    Cabot Oil & Gas Corporation                          49
13,700    Denbury Resources, Inc. <F1>                        229
25,500    Forest Oil Corporation<F1>                          398
                                                         --------
                                                            1,032
                                                         --------

          OIL & GAS - SERVICES 1.3%
 9,500    Halliburton Company                                 523
43,500    Newpark Resources, Inc. <F1>                      1,047
14,300    Schlumberger, Ltd.                                1,185
24,770    Swift Energy Company <F1>                           494
                                                         --------
                                                            3,249
                                                         --------

          POLLUTION CONTROL 0.6%
 4,543    Philip Services Corp. <F1>                           35
20,000    Tetra Technologies, Inc. <F1>                       479
17,200    USA Waste Services, Inc. <F1>                       844
                                                         --------
                                                            1,358
                                                         --------

          REAL ESTATE INVESTMENT TRUSTS (REIT'S) 0.2%
13,400    Golf Trust of America, Inc.                         437
                                                         --------

          RESTAURANTS 0.0%
 1,100    Papa John's International, Inc. <F1>                 46
                                                         --------

          RETAIL 6.0%
29,700    Bed Bath and Beyond, Inc. <F1>                    1,463
   500    Byrlane, Inc. <F1>                                   29
24,800    Costco Companies, Inc. <F1>                       1,386
48,046    Dollar General Corporation                        1,820
32,800    Eagle Hardware & Garden, Inc. <F1>                  598
22,900    Federated Department Stores, Inc. <F1>            1,126
69,700    Food Lion, Inc. - Class A                           706
26,800    General Nutrition Companies, Inc. <F1>              962
21,700    Goody's Family Clothing, Inc. <F1>                1,075
 7,800    Home Depot, Inc.                                    543
   700    Hughes Supply, Inc.                                  27
10,700    The Men's Wearhouse, Inc. <F1>                      451
14,800    Office Depot, Inc. <F1>                             490
21,200    Petco Animal Supplies, Inc. <F1>                    419
31,600    Pier 1 Imports, Inc.                                833
11,800    Ross Stores, Inc.                                   545
25,400    Safeway, Inc. <F1>                                  971
24,800    Staples, Inc. <F1>                                  612





  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          RETAIL 6.0% (CONT.)
19,900    Stein Mart, Inc. <F1>                           $   701
                                                         --------
                                                           14,757
                                                         --------

          SCHOOLS 0.4%
13,800    Apollo Group, Inc. <F1>                             473
12,000    Computer Learning Centers, Inc. <F1>                145
 7,300    Sylvan Learning Systems, Inc. <F1>                  360
                                                         --------
                                                              978
                                                         --------

          SECURITY SERVICES 0.4%
27,500    Corrections Corporation of America <F1>             763
 1,000    The Wackenhut Corporation - Class A                  24
 6,500    Wackenhut Corrections Corporation<F1>               170
                                                         --------
                                                              957
                                                         --------

          SEMICONDUCTORS 1.0%
10,900    Intel Corporation                                   881
41,600    Maxim Integrated Products, Inc. <F1>              1,680
                                                         --------
                                                            2,561
                                                         --------

          SHIPBUILDING 0.1%
10,500    Avondale Industries, Inc. <F1>                      282
                                                         --------

          SOFTWARE 1.0%
18,000    Avant! Corporation<F1>                              522
 2,000    Axent Technologies, Inc. <F1>                        52
 6,600    Electronic Arts, Inc.*                              305
 4,100    Hyperion Software Corporation<F1>                   178
 2,600    JDA Software Group, Inc. <F1>                       131
 9,500    Microsoft Corporation <F1>                          856
15,300    Software AG Systems, Inc. <F1>                      379
                                                         --------
                                                            2,423
                                                         --------

          TELECOMMUNICATIONS 1.6%
55,000    Cincinnati Bell, Inc.                             2,104
34,500    MCI Communications Corporation                    1,736
                                                         --------
                                                            3,840
                                                         --------

          TELECOMMUNICATIONS EQUIPMENT 2.1%
14,700    Advanced Fibre Communications, Inc. <F1>            623
22,500    CIENA Corporation <F1>                            1,254
13,100    ECI Telecommunications Limited Designs              399
22,200    Lucent Technologies, Inc.                         1,690
13,100    Tellabs, Inc. <F1>                                  928
 4,900    World Access, Inc. <F1>                             189
                                                         --------
                                                            5,083
                                                         --------

          Textiles & Apparel 1.7%
 5,500    Columbia Sportswear Company<F1>                     117
29,100    Jones Apparel Group, Inc. <F1>                    1,741
14,900    Liz Claiborne, Inc.                                 733
29,000    Polo Ralph Lauren Corporation <F1>                  816
24,000    Wolverine World Wide, Inc.                          693
                                                         --------
                                                            4,100
                                                         --------


                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)


  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          TRANSPORTATION 0.8%
55,300    Harley-Davidson, Inc.                          $  1,991
                                                         --------

          TRAVEL & RECREATION 0.7%
25,600    Carnival Corporation - Class A                    1,781
                                                         --------

          Total Common Stocks (Cost $96,433)              147,361
                                                         --------

          PREFERRED STOCK 0.1%
          INSURANCE 0.1%
 5,000    U.S. West Communications Group (convertible to      293
                                                         --------
               Enhance Financial Services
               Group common stock)

          Total Preferred Stock (Cost $203)                   293
                                                         --------



  Principal
    Amount
(in thousands)
---------------

          LONG-TERM INVESTMENTS 33.6%
          ASSET-BACKED SECURITIES 5.3%
          AUTO LOAN RECEIVABLES 0.1%
          Premier Auto Trust,
$   76      Series 1993-5, Class A2, 4.22%, 3/02/99            76
          Western Financial Grantor Trust,
   159      Series 1995-2, Class A-1, 7.10%, 7/01/00          160
                                                         --------
                                                              236
                                                         --------

          CREDIT CARD RECEIVABLES 5.2%
          Banc One Credit Card Master Trust,
 1,750      Series 1995-B, Class A, 6.30%, 9/15/00          1,767
          Chase Credit Card Master Trust,
 2,300      Series 1995-2, Class XX, 6.23%, 6/15/03         2,319
          Chemical Master Credit Card Trust I,
   500      Series 1996-1, Class A, 5.55%, 9/15/03            496
          Citibank Credit Card Master Trust, Principal Only,
 3,300      Series 1996-1, 0.00%, 2/07/01                   2,804
          First Chicago Master Trust II,
 1,150      Series 1994-L, Class A, 7.15%, 2/15/00          1,165
          Household Affinity Credit Card Master Trust I,
   500      Series 1993-2, Class A, 5.60%, 11/15/00           498
          HFC Private Label Credit Card Master Trust II,
   292      Series 1994-2, Class A, 7.80%, 9/20/03            295
          Sears Credit Account Master Trust:
 2,700      Series 1994-1, Class A, 7.00%, 8/15/00          2,735
   700      Series 1995-2, Class A, 8.10%, 1/15/01            723
                                                         --------
                                                           12,802
                                                         --------

          CORPORATE BONDS 9.1%
          Atlantic Richfield Co. Debentures,
   300      8.50%, 4/01/12                                    360
          BankAmerica Corporation Subordinated Notes,
   350      7.75%, 7/15/02                                    369
          Barclays American Corp. Debentures,
   250      9.75%, 5/15/21                                    283
          Chase Manhattan Corporation Debentures,
   250      10.00%, 6/15/99                                   261





  Principal
   Amount                                            Market Value
(in thousands)                                     (in thousands)
---------------                                   ---------------

          CORPORATE BONDS 9.1% (CONT.)
          Commonwealth Edison Debentures,
 $ 900      9.875%, 6/15/20                                $1,054
          Continental Bank Subordinated Notes,
   300      12.50%, 4/01/01                                   348
          Continental Cablevision, Inc. Debentures:
   350      8.875%, 9/15/05                                   394
   600      9.50%, 8/01/13                                    703
          Dayton Hudson Corporation Debentures,
   250      10.00%, 1/01/11                                   323
          Deseret Generation & Transmission Coop
   194      Debentures, 9.375%, 1/02/11                       202
          Dresdner Bank New York Subordinated Debentures,
   800      7.25%, 9/15/15                                    829
          Federal Express Corporation Debentures,
   250      9.625%, 10/15/19                                  268
          Federal Express Corporation Notes,
   500      9.65%, 6/15/12                                    643
          Ford Capital BV Notes,
   250      10.125%, 11/15/00                                 273
          Ford Motor Credit Co. Notes,
   650      6.375%, 4/15/00                                   653
          General Motors Acceptance Corp. Medium Term Notes,
 1,000      6.70%, 4/30/01                                  1,014
          Georgia Pacific Corporation Debentures:
   300      9.50%, 12/01/11                                   368
   300      9.875%, 11/01/21                                  334
   100      9.50%, 5/15/22                                    114
          Goldman Sachs Group Notes,
 1,500      6.25%, 2/01/03 (Acquired 2/01/96;
            Cost $1,496) <F2>                               1,493
          GTE Corporation Debentures,
   250      10.25%, 11/01/20                                  280
          Heller Financial, Inc. Notes,
   350      7.875%, 11/01/99                                  358
          Household Finance Corporation Limited Senior
 1,000      Notes, 7.125%, 4/30/99                          1,011
          Household Finance Corporation Senior Subordinated
   500      Notes, 9.625%, 7/15/00                            534
          Lehman Brothers Holdings, Inc. Notes:
   350      6.65%, 11/08/99                                   354
   300      8.875%, 2/15/00                                   314
          Lehman Brothers, Inc. Debentures,
   700      9.875%, 10/15/00                                  756
          Lehman Brothers, Inc. Senior Subordinated Notes,
   700      10.00%, 5/15/99                                   727
          The May Department Stores Company Debentures,
   300      9.875%, 6/15/21                                   342
          NCNB Corporation Subordinated Notes,
   750      10.20%, 7/15/15                                 1,004
          News America Holdings, Inc., Debentures,
   300      10.125%, 10/15/12                                 354
          Oneok, Inc. Debentures,
   400      9.70%, 12/01/19                                   434



                     See notes to the financial statements.



BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Principal
   Amount                                            Market Value
(in thousands)                                     (in thousands)
---------------                                   ---------------
          CORPORATE BONDS 9.1% (CONT.)
          Paine Webber Group Notes,
  $500      8.875%, 3/15/05                               $   562
          J.C. Penney Company, Inc. Debentures,
   625      9.75%, 6/15/21                                    696
          Rochester Telephone Debentures,
   400      9.00%, 8/15/21                                    442
          Rohm & Haas, Debentures,
   650      9.50%, 4/01/21                                    738
          Salomon, Inc. Senior Notes:
   350      7.75%, 5/15/00                                    360
   575      6.75%, 2/15/03                                    584
          Salomon Smith Barney Holdings, Inc. Notes,
   700      6.875%, 6/15/05                                   713
          The Charles Schwab Corporation Medium
   550      Term Notes, 5.90%, 10/01/99                       549
          Tenneco, Inc. Debentures,
   425      7.45%, 12/15/25                                   445
          U.S. West Communications Group Debentures,
   575      8.875%, 6/01/31                                   636
                                                         --------
                                                           22,479
                                                         --------

          MORTGAGE-BACKED SECURITIES 0.4%
          Westam Mortgage Financial Corporation,
   850      Series 11, Class A, 6.36%, 8/26/20                869
                                                         --------

          INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 1.9%
          Hydro-Quebec Debentures:
   350      11.75%, 2/01/12                                   509
   500      9.75%, 1/15/18                                    566
          Korea Development Bank Bonds,
   285      7.125%, 9/17/01                                   269
          Korea Electric Power Debentures:
   290      7.75%, 4/01/13                                    250
   200      6.75%, 8/01/27                                    175
          Midland Bank PLC Subordinated Notes,
   950      6.95%, 3/15/11                                    963
          National Bank of Hungary Debentures,
   250      8.875%, 11/01/13                                  289
          Norsk Hydro A/S Debentures,
   350      9.00%, 4/15/12                                    422
          Pohang Iron & Steel Notes,
   200      7.125%, 7/15/04                                   177
          Quebec (Province of) Debentures,
   250      11.00%, 6/15/15                                   282
          Sweden (Kingdom of) Debentures,
   150      11.125%, 6/01/15                                  222
          Wharf Capital International Ltd. Notes:
   325      8.875%, 11/01/04                                  315
   225      7.625%, 3/13/07                                   195
                                                         --------
                                                            4,634
                                                         --------

  Principal
   Amount                                            Market Value
(in thousands)                                     (in thousands)
---------------                                   ---------------

          U.S. GOVERNMENT AGENCY-BACKED MORTGAGE ISSUES 1.8% Federal Home Loan Mortgage Corporation (FHLMC)
          Real Estate Mortgage Investment Conduit (REMIC):
$   569     Series 85, Class C, 8.60%, 1/15/21           $    590
   790      Series 1169, Class D, 7.00%, 5/15/21              797
   800      Series 1136, Class H, 6.00%, 9/15/21              791
   665      Series 1201, Class E, 7.40%, 12/15/21             676
          Federal National Mortgage Association (FNMA)
          Real Estate Mortgage Investment Conduit (REMIC):
   577      Series 1989-37, Class XX, 8.00%, 7/25/19          596
   538      Series 1990-30, Class E, 6.50%, 3/25/20           539
   548      Series 1990-105, Class J, 6.50%, 9/25/20          547
                                                         --------
                                                            4,536
                                                         --------

          U.S. TREASURY OBLIGATIONS 15.1%
          U.S. Treasury Bonds:
 3,200      10.75%, 2/15/03                                 3,867
 3,975      10.75%, 8/15/05                                 5,138
20,910      9.25%, 2/15/16                                 28,255
                                                         --------
                                                           37,260
                                                         --------

          Total Long-Term Investments (Cost $79,501)       82,816
                                                         --------

    Number
 of Shares
(in thousands)
---------------

          SHORT-TERM INVESTMENTS 4.9%
          Investment Companies 2.9%
    10    Financial Square Prime Obligation Fund               10
 7,078    Short-Term Investments Co.
          Liquid Assets Portfolio                           7,078
                                                         --------
                                                            7,088
                                                         --------

  Principal
   Amount
(in thousands)
---------------

          VARIABLE RATE DEMAND NOTES 2.0%
$5,000    Warner-Lambert Co.                                5,000
                                                         --------

          Total Short-Term Investments (Cost $12,088)      12,088
                                                         --------

          Total Investments (Cost $188,225) 98.5%         242,558
                                                         --------

          Other Assets, less Liabilities 1.5%               3,677
                                                         --------

          TOTAL NET ASSETS 100.0%                        $246,235
                                                         ========

          <F1> Non-income producing
          <F2> Unregistered Security


                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          COMMON STOCKS 86.4%
          Automotive Supply 0.8%
123,000   Snap-On Tools, Inc.                             $ 5,204
                                                         --------

          BANKING 6.3%
202,300   Bank of New York                                 11,948
100,000   Mellon Bank Corporation                           7,200
133,300   Northern Trust Corporation                        9,731
292,200   Norwest Corporation                              11,597
                                                         --------
                                                           40,476
                                                         --------

          BUILDING MATERIALS 0.7%
97,700    Martin Marietta Materials, Inc.                   4,586
                                                         --------

          BUSINESS MACHINES & SOFTWARE 4.1%
209,400   Diebold, Inc.                                     8,585
159,500   Xerox Corporation                                18,103
                                                         --------
                                                           26,688
                                                         --------

          BUSINESS SERVICES 1.8%
85,500    Automatic Data Processing, Inc.                   5,723
128,400   H & R Block, Inc.                                 5,778
                                                         --------
                                                           11,501
                                                         --------

          CHEMICALS 4.5%
108,900   BetzDearborn, Inc.                                5,840
200,200   Ecolab, Inc.                                      6,344
67,925    Dupont (E.I.) De Nemours & Company                4,946
64,600    Monsanto Company                                  3,416
95,750    Praxair, Inc.                                     4,817
87,900    Valspar Corporation                               3,505
                                                         --------
                                                           28,868
                                                         --------

          COMMUNICATIONS & MEDIA 4.1%
257,450   Interpublic Group of Companies, Inc.             16,445
139,600   New York Times Company - Class A                  9,903
                                                         --------
                                                           26,348
                                                         --------

          CONSUMER PRODUCTS 3.0%
188,000   Avery Dennison Corporation                        9,846
196,050   Newell Company                                    9,472
                                                         --------
                                                           19,318
                                                         --------

          CONSUMER SERVICES 1.2%
181,838   Service Corporation International                 7,501
                                                         --------

          CONTAINERS 0.9%
128,400   Bemis Company, Inc.                               5,714
                                                         --------



  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          COSMETICS & SOAP 4.3%
91,900    Avon Products, Inc.                             $ 7,553
100,600   Estee Lauder Companies - Class A                  6,684
23,800    Gillette Company                                  2,747
130,250   Procter & Gamble Company                         10,705
                                                         --------
                                                           27,689
                                                         --------

          DRUGS & MEDICAL SUPPLY 13.2%
64,100    American Home Products Corporation                5,969
104,300   Baxter International, Inc.                        5,782
106,400   Becton, Dickinson & Company                       7,408
97,100    Johnson & Johnson                                 6,931
282,000   McKesson Corporation                             19,934
61,500    Medtronic, Inc.                                   3,236
120,500   Pfizer, Inc.                                     13,714
97,900    SmithKline Beecham - PLC ADR                      5,831
83,000    Warner-Lambert Company                           15,703
                                                         --------
                                                           84,508
                                                         --------

          ELECTRIC - UTILITIES 1.0%
240,700   NIPSCO Industries, Inc.                           6,454
                                                         --------

          ELECTRICAL EQUIPMENT 1.3%
75,300    Grainger (W.W.), Inc.                             8,203
                                                         --------

          ELECTRONICS 0.7%
54,200    Hewlett-Packard Company                           4,082
                                                         --------

          FINANCIAL SERVICES 5.5%
192,800   Alliance Capital Management L.P.                  5,121
251,475   Equifax                                           9,729
103,300   Federal National Mortgage Association             6,185
62,200    Household International, Inc.                     8,175
92,850    Travelers Group, Inc.                             5,681
                                                         --------
                                                           34,891
                                                         --------

          INSURANCE 3.5%
107,400   MBIA, Inc.                                        8,015
317,500   ReliaStar Financial Corporation                  14,505
                                                         --------
                                                           22,520
                                                         --------

          MULTI-INDUSTRY 5.8%
242,100   Dover Corporation                                 9,563
72,300    Harsco Corporation                                3,326
449,600   Tyco International, Ltd.                         24,503
                                                         --------
                                                           37,392
                                                         --------

          NATURAL GAS 2.0%
144,800   Enron Corporation                                 7,122
187,000   The Williams Companies, Inc.                      5,914
                                                         --------
                                                           13,036
                                                         --------


                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          OIL - DOMESTIC 0.9%
118,400   Phillips Petroleum Company                      $ 5,868
                                                         --------

          OIL - INTERNATIONAL 1.5%
120,450   Mobil Corporation                                 9,516
                                                         --------

          OIL & GAS SERVICES 1.2%
95,000    Schlumberger, Ltd.                                7,873
                                                         --------

          PAPER & FOREST PRODUCTS 0.6%
72,500    Kimberly-Clark Corporation                        3,679
                                                         --------

          PRINTING & PUBLISHING 1.6%
40,400    Houghton Mifflin Company                          1,316
113,100   McGraw-Hill, Inc.                                 8,758
                                                         --------
                                                           10,074
                                                         --------

          REAL ESTATE INVESTMENT TRUSTS (REIT'S) 3.4%
 6,100    Bay Apartments Communities, Inc.                    226
107,600   Boston Properties, Inc.                           3,558
219,300   CCA Prison Realty Trust                           7,771
147,400   Post Properties, Inc.                             6,016
185,000   Security Capital Industrial                       4,521
                                                         --------
                                                           22,092
                                                         --------

          RETAIL 6.8%
131,900   CVS Corporation                                   9,728
421,000   Gap, Inc.                                        21,655
67,775    Hannaford Brothers Company                        3,012
239,550   Hasbro, Inc.                                      8,818
17,700    Walgreen Company                                    611
                                                         --------
                                                           43,824
                                                         --------

          TELECOMMUNICATIONS 0.9%
101,600   GTE Corporation                                   5,937
                                                         --------

          TELECOMMUNICATIONS EQUIPMENT 1.9%
162,596   Lucent Technologies, Inc.                        12,378
                                                         --------

          TEXTILES & APPAREL 2.1%
94,200    Liz Claiborne, Inc.                               4,633
210,000   Warnaco Group - Class A                           8,872
                                                         --------
                                                           13,505
                                                         --------

          TRANSPORTATION 0.8%
364,600   Laidlaw, Inc. - Class B                           5,082
                                                         --------

          Total Common Stock (Cost $321,141)              554,807
                                                         --------

          PREFERRED STOCK 2.9%
          Financial Services 0.6%
59,400    PLC Capital Trust II (convertible to
          Protective Life Corporation common stock)         3,712
                                                         --------



  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------

          SOFTWARE 0.7%
45,800    MicroSoft Corporation
          (convertible to Microsoft Corp. common stock)   $ 4,265
                                                         --------

          TELECOMMUNICATIONS 1.6%
151,400   Salomon, Inc.
          (convertible to Cincinnati Bell,
            Inc. common stock)                             10,390
                                                         --------

          Total Preferred Stock (Cost $15,917)             18,367
                                                         --------

   Number
 of Shares
(in thousands)
--------------

          LONG-TERM INVESTMENTS 3.0%
          CORPORATE CONVERTIBLE BONDS 3.0%
   190    DECS Trust II, 6.875%, 11/15/00 (convertible to
          Royal Group Technologies common stock)            5,546
    91    Merrill Lynch Strypes, 6.50%, 8/15/98 (convertible
          to MGIC Investment Corporation common stock)      9,586

  Principal
    Amount
(in thousands)
---------------

$2,900    Federated Department Stores,
          5.00%, 10/01/03 (convertible to Federated
          Department Stores, Inc. common stock)             4,339
                                                         --------

          Total Long-Term Investments (Cost $13,085)       19,471
                                                         --------

   Number
  of Shares
(in thousands)
---------------

          SHORT-TERM INVESTMENTS 8.2%
          INVESTMENT COMPANIES 3.5%
    10    Financial Square Prime Obligation Fund               10
22,705    Short-Term Investments Co.
            Liquid Assets Portfolio                        22,705
                                                         --------
                                                           22,715
                                                         --------

  Principal
    Amount
(in thousands)
---------------

          VARIABLE RATE DEMAND NOTES 4.7%
$10,000   American Family Insurance                        10,000
20,000    Warner-Lambert Co.                               20,000
                                                         --------
                                                           30,000
                                                         --------

          Total Short-Term Investments (Cost $52,715)      52,715
                                                         --------

          Total Investments (Cost $402,858) 100.5%        645,360
                                                         --------

          Liabilities, less Other Assets (0.5)%           (3,476)
                                                         --------

          TOTAL NET ASSETS 100.0%                        $641,884
                                                         ========

                     See notes to the financial statements.



                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)
  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          COMMON STOCKS 94.7%
          Aerospace & Aircraft 1.9%
34,100    Allied Signal, Inc.                             $ 1,494
60,326    Boeing Company                                    3,020
 6,400    General Dynamics Corporation                        270
11,834    Lockheed Martin Corporation                       1,318
 3,800    Northrop Grumman Corporation                        402
20,900    Raytheon Company                                  1,185
12,600    Rockwell International Corporation                  705
 9,300    Textron, Inc.                                       728
13,600    United Technologies Corporation                   1,339
                                                         --------
                                                           10,461
                                                         --------

          AIR TRANSPORTATION 0.5%
 5,800    AMR Corporation <F1>                                884
 4,300    Delta Air Lines, Inc.                               500
 9,500    FDX Corporation <F1>                                646
12,700    Southwest Airlines Company                          348
 5,300    US Airways Group, Inc. <F1>                         377
                                                         --------
                                                            2,755
                                                         --------

          APPLIANCES 0.2%
 3,300    Armstrong World Industries, Inc.                    283
 5,300    Black & Decker Corporation                          274
 6,200    Maytag Corporation                                  319
 3,700    Whirlpool Corporation                               266
                                                         --------
                                                            1,142
                                                         --------

          AUTOS & TRUCKS 1.9%
10,100    Autozone, Inc. <F1>                                 305
38,750    Chrysler Corporation                              1,557
 6,600    Dana Corporation                                    390
 4,500    Eaton Corporation                                   416
 3,700    Echlin, Inc.                                        175
71,800    Ford Motor Company                                3,289
42,400    General Motors Corporation                        2,857
11,237    Genuine Parts Company                               405
 5,600    ITT Industries, Inc.                                204
 4,240    PACCAR, Inc.                                        252
 3,100    Snap-On Tools, Inc.                                 131
 8,200    TRW, Inc.                                           433
                                                         --------
                                                           10,414
                                                         --------

          BANKING 8.1%
38,569    Banc One Corporation                              2,268
 8,500    Bank of Boston Corporation                          917
22,600    Bank of New York Company, Inc.                    1,335
40,324    BankAmerica Corporation                           3,428
 5,600    Bankers Trust New York Corporation                  723
 8,700    BB&T Corporation                                    585
25,210    Chase Manhattan Corporation                       3,493
26,700    Citicorp                                          4,018
 9,300    Comerica, Inc.                                      623
14,850    Fifth Third Bancorp                                 817

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          BANKING 8.1% (CONT.)
16,985    First Chicago Corporation                       $ 1,577
57,128    First Union Corporation                           3,449
15,871    Fleet Financial Group, Inc.                       1,371
10,000    Huntington Bancshares Incorporated                  356
15,900    Mellon Bank Corporation                           1,145
 7,600    Mercantile Bancorporation, Inc.                     421
10,400    J.P. Morgan & Company, Inc.                       1,365
54,906    NationsBank Corporation                           4,159
 6,200    Northern Trust Corporation                          453
44,100    Norwest Corporation                               1,750
18,300    PNC Bank Corporation                              1,106
 3,300    Republic New York Corporation                       441
 9,800    State Street Corporation                            701
11,600    Summit Bancorp.                                     581
12,300    Sun Trust Banks, Inc.                             1,002
11,400    Synovus Financial Corp.                             401
14,685    US Bancorp                                        1,865
12,300    Wachovia Corporation                              1,045
15,390    Washington Mutual, Inc.                           1,078
 5,233    Wells Fargo & Company                             1,928
                                                         --------
                                                           44,401
                                                         --------

          BIO-TECHNOLOGY 0.2%
15,100    Amgen, Inc. <F1>                                    900
                                                         --------
          BUILDING & HOUSING 0.2%
 4,600    Fluor Corporation                                   217
10,200    Masco Corporation                                   592
 4,900    Owens-Corning Fiberglass Corporation                204
 6,100    The Stanley Works                                   312
                                                         --------
                                                            1,325
                                                         --------

          BUILDING MATERIALS 0.1%
 4,800    Johnson Controls, Inc.                              285
                                                         --------

          BUSINESS MACHINES & SOFTWARE 3.0%
 6,500    Apple Computer, Inc. <F1>                           178
88,690    COMPAQ Computer Corporation                       2,489
 9,650    Digital Equipment Corporation <F1>                  537
 7,700    Honeywell, Inc.                                     717
57,400    International Business Machines Corporation       6,651
58,912    Oracle Systems Corporation <F1>                   1,524
16,900    Pitney-Bowes, Inc.                                  811
22,600    Sun Microsystems, Inc. <F1>                         931
 2,700    UNOVA, Inc.*                                         63
19,050    Xerox Corporation                                 2,162
                                                         --------
                                                           16,063
                                                         --------

          BUSINESS SERVICES 2.1%
 3,300    Autodesk, Inc.                                      155
18,700    Automatic Data Processing, Inc.                   1,252
 5,700    H & R Block, Inc.                                   257
 4,400    Ceridian Corporation <F1>                           249


                     See notes to the financial statements.
                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          BUSINESS SERVICES 2.1% (CONT.)
59,500    Cisco Systems, Inc. <F1>                        $ 4,358
32,787    Computer Associates International, Inc.           1,920
 8,800    Computer Sciences Corporation <F1>                  464
 4,700    Deluxe Corporation                                  157
10,921    Dun & Bradstreet Corporation                        388
 7,600    Equifax Inc.                                        294
25,800    First Data Corporation                              874
 3,600    Moore Corporation Limited                            56
 2,600    National Service Industries                         141
15,100    Service Corporation International                   623
15,000    Unisys Corporation<F1>                              337
                                                         --------
                                                           11,525

          CHEMICALS 2.4%
 6,400    Air Products and Chemicals, Inc.                    556
13,200    Dow Chemical Company                              1,276
67,700    Dupont (E.I.) De Nemours & Company                4,929
 6,600    Ecolab, Inc.                                        209
 4,300    W.R. Grace & Company                                 87
 3,100    Great Lakes Chemical Corporation                    156
 5,300    Hercules, Inc.                                      253
 1,800    Millipore Corporation                                62
34,600    Monsanto Company                                  1,829
 6,900    Morton International, Inc.                          221
 2,500    Nalco Chemical Company                               99
10,600    PPG Industries, Inc.                                749
10,400    Praxair, Inc.                                       523
 3,300    Rohm & Haas Company                                 356
 8,500    Rubbermaid, Inc.                                    243
10,100    Sherwin-Williams Company                            360
 6,300    Sigma-Aldrich Corporation                           251
 6,450    Union Carbide Corporation                           313
24,600    The Williams Companies, Inc.                        778
                                                         --------
                                                           13,250
                                                         --------

          COMMUNICATIONS & MEDIA 2.0%
 4,350    Andrew Corporation <F1>                             100
42,600    CBS Corporation<F1>                               1,518
 7,400    Clear Channel Communications, Inc. <F1>             697
20,400    Comcast Corporation - Class A                       731
 6,500    Dow Jones & Company, Inc.                           316
17,000    Gannett Company, Inc.                             1,155
 3,400    Harcourt General, Inc.                              177
 7,150    Interpublic Group of Companies, Inc.                457
 5,000    Knight-Ridder, Inc.                                 292
 5,400    New York Times Company - Class A                    383
 9,000    Omnicom Group, Inc.                                 426
28,600    Tele-Communications, Inc. - Class A <F1>            922
34,600    Time Warner, Inc.                                 2,716
 6,023    Times Mirror Company - Class A                      369
 6,900    Tribune Company                                     455
                                                         --------
                                                           10,714
                                                         --------



  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          COMPUTERS 1.0%
39,100    Dell Computer Corporation <F1>                  $ 3,157
29,700    EMC Corporation <F1>                              1,370
 8,500    Gateway 2000, Inc.<F1>                              499
13,900    Seagate Technology, Inc. <F1>                       371
 9,400    Silicon Graphics, Inc. <F1>                         123
                                                         --------
                                                            5,520
                                                         --------

          CONSUMER DURABLES 0.3%
 4,637    Eastman Chemical Company                            319
19,450    Eastman Kodak Company                             1,404
 2,128    Polaroid Corporation                                 94
                                                         --------
                                                            1,817
                                                         --------

          CONSUMER PRODUCTS 0.2%
 5,600    Avery Dennison Corporation                          293
 9,821    Cognizant Corporation                               505
 9,000    Newell Company                                      435
 3,200    Tupperware Corporation                               87
                                                         --------
                                                            1,320
                                                         --------

          CONTAINERS 0.3%
 2,100    Bemis Company, Inc.                                  93
 6,900    Crown Cork & Seal Company, Inc.                     359
 8,900    Owens-Illinois, Inc. <F1>                           352
 9,604    Sealed Air Corporation<F1>                          602
                                                         --------
                                                            1,406
                                                         --------

          COSMETICS & SOAP 2.5%
 7,900    Avon Products, Inc.                                 649
 6,100    Clorox Company                                      512
17,700    Colgate-Palmolive Company                         1,587
33,544    Gillette Company                                  3,872
 5,800    International Flavors & Fragrances, Inc.            284
80,400    Procter & Gamble Company                          6,608
                                                         --------
                                                           13,512
                                                         --------

          DISTRIBUTION 0.0%
 9,358    Ikon Office Solutions, Inc.                         226
                                                         --------

          DIVERSIFIED 0.5%
38,300    Unilever N.V.                                     2,858
                                                         --------

          DRUGS 9.3%
45,800    Abbott Laboratories                               3,349
 4,800    Allergan, Inc.                                      200
 3,900    Alza Corporation <F1>                               187
38,900    American Home Products Corporation                3,623
 3,100    Bard (C.R.), Inc.                                   111
16,300    Baxter International, Inc.                          904
 7,200    Becton, Dickinson & Company                         501
58,520    Bristol-Meyers Squibb Company                     6,196
 6,400    Cardinal Health, Inc.                               616
 9,500    Humana, Inc. <F1>                                   257

                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          DRUGS 9.3% (CONT.)
80,500    Johnson & Johnson                               $ 5,746
66,400    Eli Lilly & Company                               4,619
28,000    Medtronic, Inc.                                   1,474
70,800    Merck & Company, Inc.                             8,531
76,500    Pfizer, Inc.                                      8,707
29,555    Pharmacia & Upjohn, Inc.                          1,243
43,800    Schering-Plough                                   3,509
 5,400    St. Jude Medical, Inc. <F1>                         191
17,500    Tenet Healthcare Corporation <F1>                   655
                                                         --------
                                                           50,619
                                                         --------

          ELECTRIC 0.8%
 7,700    Ameren Corporation                                  305
 8,032    CINenergy Corporation                               280
13,300    Consolidated Edison Company of New York, Inc.       602
21,128    Duke Power Company                                1,223
21,400    Edison International                                638
 7,600    General Public Utilities Corporation                301
17,300    PacifiCorp                                          402
13,900    Texas Utilities Company                             556
                                                         --------
                                                            4,307
                                                         --------

          ELECTRICAL EQUIPMENT 3.5%
11,900    AMP, Inc.                                           468
26,600    Emerson Electric Company                          1,692
195,900   General Electric Company                         16,676
 2,800    Grainger (W.W.), Inc.                               305
                                                         --------
                                                           19,141
                                                         --------

          ELECTRONICS 3.5%
 3,400    General Signal Corporation                          150
 4,200    Harris Corporation                                  203
62,300    Hewlett-Packard Company                           4,692
98,000    Intel Corporation                                 7,920
34,900    Motorola, Inc.                                    1,941
 8,500    National Semiconductor Corporation <F1>             187
30,700    Northern Telecom Ltd.                             1,869
 2,100    Perkin-Elmer Corporation                            144
 3,450    Tektronix, Inc.                                     148
23,400    Texas Intruments, Inc.                            1,499
 2,500    Thomas & Betts Corporation                          146
 3,700    Western Atlas, Inc. <F1>                            292
                                                         --------
                                                           19,191
                                                         --------

          ENERGY 1.7%
10,900    American Electric Power Company                     520
10,250    Baltimore Gas & Electric Company                    323
 9,900    Carolina Power & Light Company                      426
14,100    Central & South West Corporation                    367
 6,725    Coastal Corporation                                 480
 4,800    Consolidated Natural Gas Company                    276
12,400    Dominion Resources, Inc.                            491
 7,800    DTE Energy Company                                  306




                                                                   FIRSTAR FUNDS
                                                                          (LOGO)
  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------

          ENERGY 1.7% (CONT.)
14,900    Entergy Corporation                             $   371
13,000    FirstEnergy Corp.                                   393
10,600    FPL Group, Inc.                                     658
18,572    Houston Industries, Inc.                            540
11,600    Niagara Mohawk Power Corporation <F1>               142
 3,300    NICOR, Inc.                                         135
 4,500    Northern States Power Company                       254
 4,600    Pacific Enterprises, Inc.                           179
24,700    Pacific Gas & Electric Company                      800
15,400    Peco Energy Company                                 367
12,500    Public Service Enterprises Group, Inc.              420
 6,400    Sonat, Inc.                                         284
41,400    Southern Company                                  1,097
12,300    Unicom Corporation                                  427
                                                         --------
                                                            9,256
                                                         --------

          ENERGY - RAW MATERIALS 0.4%
10,000    Baker Hughes, Inc.                                  405
10,200    Dresser Industries, Inc.                            539
14,800    Halliburton Company                                 814
19,100    Occidental Petroleum Corporation                    562
                                                         --------
                                                            2,320
                                                         --------

          ENTERTAINMENT & LEISURE 1.0%
 4,500    Brunswick Corporation                               146
 7,125    Hasbro, Inc.                                        262
16,387    Mattel, Inc.                                        628
41,200    McDonald's Corporation                            2,549
10,200    Mirage Resorts, Incorporated <F1>                   225
 6,062    Starwood Hotels & Resorts                           304
20,685    Viacom, Inc. - Class B <F1>                       1,200
 8,050    Wendy's International, Inc.                         194
                                                         --------
                                                            5,508
                                                         --------

          ENVIRONMENTAL SERVICES 0.1%
22,100    Laidlaw, Inc. - Class B                             308
                                                         --------

          FINANCE 2.3%
27,800    American Express Company                          2,836
 3,100    Beneficial Corporation                              404
 6,400    H.F. Ahmanson & Company                             488
 6,000    Household International, Inc.                       789
 6,100    Lehman Brothers Holdings, Inc.                      433
20,000    Merrill Lynch & Company, Inc.                     1,755
19,700    National City Corporation                         1,364
68,618    Travelers Group, Inc.                             4,199
                                                         --------
                                                           12,268
                                                         --------

          FINANCIAL SERVICES 2.3%
20,745    Associates First Capital Corporation - Class A    1,551
10,400    Conseco, Inc.                                       516
 5,600    Countrywide Credit Industries, Inc.                 271
63,500    Federal National Mortgage Association             3,802


                     See notes to the financial statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          FINANCIAL SERVICES 2.3% (CONT.)
15,000    Franklin Resources, Inc.                        $   803
 8,200    Green Tree Financial Corporation                    334
 5,400    MBIA, Inc.                                          403
28,475    MBNA Corporation                                    965
35,466    Morgan Stanley Group, Inc.                        2,797
11,300    SunAmerica, Inc.                                    564
17,400    The Charles Schwab Corporation                      609
                                                         --------
                                                           12,615
                                                         --------

          FOOD, BEVERAGES & TOBACCO 6.2%
   570    Agribrands International, Inc.<F1>                   22
34,294    Archer-Daniels-Midland Company                      737
16,200    Bestfoods                                           889
27,300    Campbell Soup Company                             1,401
148,100   Coca-Cola Company                                11,237
28,450    ConAgra, Inc.                                       830
 2,025    CPC International, Inc.                              72
 9,800    Dardeen Restaurants, Inc.                           157
10,000    Fortune Brands, Inc.                                369
 9,500    General Mills, Inc.                                 642
21,900    Heinz (H.J.) Company                              1,194
 8,300    Hershey Foods Corporation                           608
24,000    Kellogg Company                                     990
 9,900    Lowe's Companies, Inc                               692
90,900    PepsiCo, Inc.                                     3,608
145,200   Philip Morris Companies, Inc.                     5,418
10,200    Pioneer Hi-Bred International, Inc.                 385
 7,800    Quaker Oats Company                                 406
 6,400    Ralston-Ralston Purina Group                        678
28,300    Sara Lee Corporation                              1,686
18,600    Sysco Corporation                                   443
 9,320    Tricon Global Restaurants, Inc. <F1>                296
10,900    UST, Inc.                                           300
 6,800    Wrigley (Wm) Jr. Company                            605
                                                         --------
                                                           33,665
                                                         --------

          GOLD & PRECIOUS METALS 0.2%
21,200    Barrick Gold Corporation                            476
13,600    Battle Mountain Gold Company                         98
 3,500    Cyprus Amax Minerals Company                         60
 9,600    Freeport McMoRan Copper & Gold, Inc.                181
 6,100    Homestake Mining Company                             71
11,361    Placer Dome, Inc.                                   168
                                                         --------
                                                            1,054
                                                         --------

          HEALTH CARE SERVICES & SUPPLIES 1.4%
 2,900    Bausch & Lomb, Inc.                                 143
11,500    Boston Scientific Corporation <F1>                  832
37,828    Columbia/HCA Healthcare Corporation               1,246
12,300    HBO & Company                                       736
22,900    HEALTHSOUTH Corporation <F1>                        691
 3,400    Manor Care, Inc.                                    119
10,600    United Healthcare Corporation                       745

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          HEALTH CARE SERVICES & SUPPLIES 1.4% (CONT.)
16,300    Warner-Lambert Company                          $ 3,084
                                                         --------
                                                            7,596
                                                         --------

          HOSPITAL SUPPLIES & SERVICES 0.1%
 6,500    Biomet, Inc.                                        195
 2,900    US Surgical Corporation                              91
                                                         --------
                                                              286
                                                         --------

          HOUSEHOLD PRODUCTS 0.1%
11,900    Federated Department Stores <F1>                    585
                                                         --------

          INSURANCE 3.8%
 8,394    Aetna Life and Casualty Company                     678
25,073    Allstate Corporation                              2,413
15,200    American General Corporation                      1,013
42,032    American International Group, Inc.                5,530
 9,500    Aon Corporation                                     613
 9,600    Chubb Corporation                                   758
 4,200    CIGNA Corporation                                   869
 3,000    Cincinnati Financial Corporation                    382
 4,500    General Re Corporation                            1,006
 6,900    The Hartford Financial Services Group, Inc.         764
 6,225    Jefferson-Pilot Corporation                         365
26,304    KeyCorp                                           1,044
 6,100    Lincoln National Corporation                        542
10,640    Marsh & McLennan Companies, Inc.                    970
 6,400    MGIC Investment Corporation                         403
 4,100    Progressive Corporation                             555
 6,400    Providian Corporation                               385
 9,400    SAFECO Corporation                                  469
 6,467    St Paul Companies, Inc.                             548
 7,900    Torchmark Corporation                               352
 3,700    Transamerica Corporation                            427
 8,000    UNUM Corporation                                    430
                                                         --------
                                                           20,516
                                                         --------

          LIQUOR 0.4%
29,300    Anheuser-Busch Companies, Inc.                    1,342
 3,400    Brown-Foreman Corporation - Class B                 193
19,900    Seagram Company Ltd.                                849
                                                         --------
                                                            2,384
                                                         --------

          MACHINERY - AGRICULTURE & AUTOMOTIVE 0.0%
 3,700    Case Equipment                                      235
                                                         --------

          MACHINERY - INDUSTRIAL 0.1%
 3,400    Harnischfeger Industries, Inc.                       96
 9,500    Thermo Electron Corporation <F1>                    378
                                                         --------
                                                              474
                                                         --------

          MEDICAL INSTRUMENTS 0.1%
 8,400    Guidant Corporation                                 562

                     See notes to the financial statements.



EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          METALS & MINERALS 0.3%
12,160    Allegheny Teledyne, Inc.                         $  309
 6,200    Nucor Corporation                                   372
17,266    USX Corporation-Marathon Group, Inc.                618
 4,793    USX Corporation-US Steel Group, Inc.                188
 5,125    Worthington Industries, Inc.                         92
                                                         --------
                                                            1,579
                                                         --------

          MISCELLANEOUS 0.8%
21,300    Applied Materials, Inc. <F1>                        769
 4,100    Mallinckrodt Group, Inc.                            132
10,400    PP&L Resources, Inc.                                240
22,700    3 Com Corporation <F1>                              778
23,900    3M Corporation                                    2,256
                                                         --------
                                                            4,175
                                                         --------

          MULTI-INDUSTRY 0.8%
46,241    Cendant Corporation<F1>                           1,156
13,900    Corning, Inc.                                       556
 6,500    Loews Corporation                                   650
 9,624    Tenneco, Inc.                                       414
34,300    Tyco International, Ltd.                          1,869
                                                         --------
                                                            4,645
                                                         --------

          NATURAL GAS 0.2%
18,000    Enron Corporation                                   885
                                                         --------

          NON-FERROUS METALS 0.4%
13,250    Alcan Aluminum Ltd.                                 431
 9,600    Aluminum Company of America                         744
 1,200    ASARCO, Inc.                                         30
 6,300    Englehard Corporation                               133
 8,100    Inco, Ltd.                                          142
 9,436    Newmont Mining Corporation                          304
 3,300    Phelps Dodge Corporation                            222
 5,200    Reynolds Metals Company                             343
                                                         --------
                                                            2,349
                                                         --------

          OFFICE EQUIPMENT 0.0%
16,700    Novell, Inc. <F1>                                   167
                                                         --------

          OIL - DOMESTIC 1.4%
 4,700    Amerada Hess Corporation                            270
58,200    Amoco Corporation                                 2,575
 3,200    Anadarko Petroleum Corporation                      234
 3,800    Ashland, Inc.                                       201
19,200    Atlantic Richfield Company                        1,498
11,892    Burlington Resources, Inc.                          559
 2,700    Columbia Gas System, Inc.                           219
 3,400    Kerr-McGee Corporation                              224
 4,900    Oryx Energy Company <F1>                            128
 2,400    Pennzoil Company                                    154
15,800    Phillips Petroleum Company                          783



                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          OIL - DOMESTIC 1.4% (CONT.)
 4,400    Rowan Companies, Inc. <F1>                      $   130
 3,800    Sun Company, Inc.                                   154
15,500    Unocal Corporation                                  635
                                                         --------
                                                            7,764
                                                         --------

          OIL - INTERNATIONAL 5.0%
 7,400    Apache Corporation                                  262
39,300    Chevron Corporation                               3,250
145,500   Exxon Corporation                                10,612
46,900    Mobil Corporation                                 3,705
128,400   Royal Dutch Petroleum Company                     7,263
32,000    Texaco, Inc.                                      1,968
                                                         --------
                                                           27,060
                                                         --------

          OIL & GAS SERVICES 0.5%
29,800    Schlumberger, Ltd.                                2,470
12,938    Union Pacific Resources Group                       309
                                                         --------
                                                            2,779
                                                         --------

          PAPER & FOREST PRODUCTS 1.1%
 2,500    Boise Cascade Corporation                            94
 5,500    Champion International Corporation                  296
11,700    Fort James Corporation                              581
 5,600    Georgia-Pacific Corporation                         432
17,700    International Paper Company                         924
32,512    Kimberly-Clark Corporation                        1,650
 4,972    Louisiana Pacific Corporation                       109
 6,200    Mead Corporation                                    215
 3,250    Temple-Inland, Inc.                                 210
 4,050    Union Camp Corporation                              245
 6,825    Westvaco Corporation                                207
12,650    Weyerhaeuser Company                                729
 5,800    Willamette Industries                               225
                                                         --------
                                                            5,917
                                                         --------

          POLLUTION CONTROL 0.2%
11,200    Browning-Ferris Industries, Inc.                    382
26,400    Waste Management, Inc.                              884
                                                         --------
                                                            1,266
                                                         --------

          PRINTING & PUBLISHING 0.2%
 6,300    McGraw-Hill, Inc.                                   488
 9,300    R.R. Donnelley & Sons Company                       410
                                                         --------
                                                              898
                                                         --------

          PRODUCTION 1.0%
 1,200    Briggs & Stratton Corporation                        54
22,100    Caterpillar, Inc.                                 1,258
 7,800    Cooper Industries, Inc.                             522
14,400    Deere & Company                                     842
12,000    Dover Corporation                                   474
 1,900    FMC Corporation <F1>                                147
                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          PRODUCTION 1.0%  (CONT.)
 1,600    Foster Wheeler Corporation                       $   44
 2,650    Hussmann International, Inc.                         46
14,100    Illinois Tool Works, Inc.                           994
10,100    Ingersoll-Rand Company                              465
 6,366    Pall Corporation                                    125
 6,525    Parker-Hannifin Corporation                         291
 4,700    Raychem Corporation                                 189
 4,900    Timken Company                                      196
                                                         --------
                                                            5,647
                                                         --------

          RAILROADS 0.6%
 8,781    Burlington Northern Santa Fe                        869
13,620    CSX Corporation                                     715
21,300    Norfolk Southern Corporation                        712
14,700    Union Pacific Corporation                           805
                                                         --------
                                                            3,101
                                                         --------

          RETAIL 4.4%
14,300    Albertson's, Inc.                                   715
 4,400    American Greetings Corporation                      204
15,600    American Stores Company                             374
 6,800    Circuit City Stores, Inc.                           276
 6,000    Consolidated Stores Corporation<F1>                 240
12,421    Costco Companies, Inc.<F1>                          694
13,100    Dayton Hudson Corporation                         1,144
 5,500    Dillard Department Stores, Inc. - Class A           202
23,700    Gap, Inc.                                         1,219
 2,500    Giant Food, Inc.                                     93
43,750    Home Depot, Inc.                                  3,046
28,500    Kmart Corporation <F1>                              497
14,300    Kroger Corporation <F1>                             599
15,911    The Limited, Inc.                                   534
13,476    The May Department Stores Company <F1>              831
 3,100    Mercantile Stores Company, Inc.                     226
 4,200    Nordstrom, Inc.                                     275
14,600    J.C. Penney Company, Inc.                         1,038
 3,300    Pep Boys _ Manny, Moe & Jack                         72
14,200    Rite Aid Corporation                                456
23,800    Sears Roebuck and Company                         1,412
 3,500    Supervalu, Inc.                                     153
 5,700    Tandy Corporation                                   284
 8,700    TJX Companies, Inc.                                 385
15,625    Toys 'R' Us, Inc. <F1>                              431
30,300    Walgreen Company                                  1,045
134,500   Wal-Mart Stores, Inc.                             6,801
 9,500    Winn-Dixie Stores, Inc.                             357
 6,600    Woolworth Corporation <F1>                          152
                                                         --------
                                                           23,755
                                                         --------

          SAVINGS & LOAN 0.4%
40,600    Federal Home Loan Mortgage Corporation            1,880
 3,400    Golden West Financial Corporation                   358
                                                         --------
                                                            2,238
                                                         --------

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------

          SEMICONDUCTORS 0.2%
 7,500    Advanced Micro Devices, Inc. <F1>               $   208
 4,500    KLA-Tencor Corporation <F1>                         181
 7,100    LSI Logic Corp <F1>                                 193
13,500    Micron Technology Incorporated                      419
                                                         --------
                                                            1,001
                                                         --------

          SOFTWARE 2.6%
 3,300    Adobe Systems Incorporated                          165
15,300    Bay Networks <F1>                                   359
144,700   Microsoft Corporation <F1>                       13,041
16,200    Parametric Technology Company <F1>                  518
                                                         --------
                                                           14,083
                                                         --------
          TELECOMMUNICATIONS 7.9%
33,800    Airtouch Communications, Inc. <F1>                1,796
10,400    Alltell Corporation                                 445
65,500    Ameritech Corporation                             2,788
95,656    AT&T Corporation                                  5,745
45,404    Bell Atlantic Corporation                         4,248
59,300    BellSouth Corp.                                   3,806
 7,300    Cabletron Systems <F1>                               97
 5,800    DSC Communications Corporation <F1>                 104
 9,300    Frontier Corporation                                278
57,300    GTE Corporation                                   3,348
77,892    Lucent Technologies, Inc.                         5,930
40,700    MCI Communications Corporation                    2,048
16,200    Nextel Communications, Inc.<F1>                     465
107,288   SBC Communications, Inc.                          4,446
25,100    Sprint Corporation                                1,715
28,953    US West, Inc.                                     1,527
36,353    US West Media Group, Inc. <F1>                    1,372
60,600    WorldCom, Inc. <F1>                               2,593
                                                         --------
                                                           42,751
                                                         --------

          TELECOMMUNICATIONS EQUIPMENT 0.2%
 8,400    General Instrument Corporation<F1>                  188
10,000    Tellabs, Inc. <F1>                                  709
                                                         --------
                                                              897
                                                         --------

          TEXTILES & APPAREL 0.4%
11,400    CVS Corporation                                     841
 4,100    Fruit of The Loom, Inc. <F1>                        153
 3,600    Liz Claiborne, Inc.                                 177
17,300    Nike, Inc. - Class B                                826
 2,600    Reebok International Ltd.                            76
 2,000    Russell Corporation                                  54
 6,554    VF Corporation                                      341
                                                         --------
                                                            2,468
                                                         --------

                     See notes to the financial statements.


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          TIRE & RUBBER 0.2%
 4,800    Cooper Tire & Rubber Company                   $    115
 4,100    Goodrich (B.F.) Company                             221
 8,762    Goodyear Tire & Rubber Company                      613
                                                         --------
                                                              949
                                                         --------

          TRANSPORTATION EQUIPMENT 0.0%
 1,700    Cummins Engine Company, Inc.                         92
                                                         --------

          TRAVEL & RECREATION 1.2%
40,400    The Walt Disney Company                           5,022
 4,950    Harrahs Entertainment, Inc. <F1>                    129
14,700    Hilton Hotels Corporation                           469
15,300    Marriott International, Inc.                        505
 7,500    Marriott International, Inc. - Class A              240
 1,875    Sodexho Marriot Services, Inc.                       48
                                                         --------
                                                            6,413
                                                         --------

          TRUCKING 0.0%
 3,550    Ryder System, Inc.                                  124
                                                         --------

          Total Common Stock (Cost $279,045)              515,787
                                                         --------






  Principal
   Amount                                            Market Value
(in thousands)                                     (in thousands)
---------------                                    --------------

          SHORT-TERM INVESTMENTS 5.1%
          U.S. TREASURIES 0.3%
$ 1,600   U.S. Treasury Bill, 4.91%, 8/20/98             $  1,576
                                                         --------

          Total U.S. Treasuries (Cost $1,575)               1,576
                                                         --------


          VARIABLE RATE DEMAND NOTES 4.8%
11,891    American Family Financial Services, Inc.         11,891
14,161    Warner-Lambert Co.                               14,161
                                                         --------

          Total Variable Rate Demand Notes (Cost $26,052)  26,052
                                                         --------

          Total Short-Term Investments (Cost $27,627)      27,628
                                                         --------

          Total Investments (Cost $306,672) 99.8%         543,415
                                                         --------

          Other Assets, less Liabilities 0.2%               1,111
                                                         --------

          TOTAL NET ASSETS 100.0%                        $544,526
                                                         ========

          <F1>Non-income producing

                     See notes to the financial statements.


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------

          COMMON STOCKS 92.0%
          AEROSPACE & AIRCRAFT 2.0%
109,000   Gulfstream Aerospace Corporation <F1>           $ 4,571
                                                         --------

          AIR TRANSPORTATION 1.4%
48,000    FDX Corporation <F1>                              3,264
                                                         --------

          BANKING 4.2%
17,005    Charter One Financial, Inc.                       1,151
43,000    First Union Corporation                           2,596
32,200    State Street Corporation                          2,302
50,100    Washington Mutual, Inc.                           3,510
                                                         --------
                                                            9,559
                                                         --------

          BUILDING MATERIALS 0.8%
62,300    Royal Group Technologies Ltd. <F1>                1,935
                                                         --------

          BUSINESS MACHINES & SOFTWARE 2.8%
 7,900    Computer Associates International, Inc.             463
25,700    Microsoft Corporation <F1>                        2,316
42,800    Parametric Technology Company<F1>                 1,368
51,300    Sterling Commerce, Inc. <F1>                      2,183
                                                         --------
                                                            6,330
                                                         --------

          BUSINESS SERVICES 9.9%
72,000    Cintas Corporation                                3,429
71,500    Cognizant Corporation                             3,678
23,600    First Data Corporation                              799
12,000    Manpower, Inc.                                      529
149,900   Pittston Brink's Group                            5,865
17,100    Sabre Group Holdings, Inc. <F1>                     622
221,200   SunGard Data Systems, Inc. <F1>                   7,880
                                                         --------
                                                           22,802
                                                         --------

          CHEMICALS 2.4%
33,500    Du pont (E.I.) De Nemours and Company             2,439
75,500    Sigma-Aldrich Corporation                         3,011
                                                         --------
                                                            5,450
                                                         --------

          COMMUNICATIONS & MEDIA 3.3%
86,600    Interpublic Group of Companies, Inc.              5,532
42,400    Omnicom Group, Inc.                               2,009
                                                         --------
                                                            7,541
                                                         --------

          COMPUTERS 0.7%
11,700    Compaq Computers Corporation                        328
16,000    Dell Computer Corporation <F1>                    1,292
                                                         --------
                                                            1,620
                                                         --------

          CONSUMER PRODUCTS 1.2%
56,400    Newell Company                                    2,725
                                                         --------



  Number                                              Market Value
of Shares                                            (in thousands
-----------                                         ---------------

          DRUGS 6.2%
32,300    Elan Corporation, PLC ADR <F1>                  $ 2,007
33,500    Merck & Co., Inc.                                 4,037
33,000    Warner-Lambert Company                            6,243
46,700    Watson Pharmaceuticals, Inc.<F1>                  2,008
                                                         --------
                                                           14,295
                                                         --------

          ELECTRONICS & SCIENTIFIC INSTRUMENTS 3.4%
56,400    Cisco Systems, Inc. <F1>                          4,131
24,000    Hewlett-Packard Company                           1,807
52,470    Molex, Inc. - Class A                             1,410
14,750    Thermo Instrument Systems Inc. <F1>                 435
                                                         --------
                                                            7,783
                                                         --------

          ENTERTAINMENT & LEISURE 0.3%
17,700    Hasbro, Inc.                                        651
                                                         --------

          FINANCIAL SERVICES 7.5%
29,600    Associates First Capital Corporation              2,213
46,600    Federal National Mortgage Association             2,790
52,700    Franklin Resources, Inc.                          2,819
98,850    MBNA Corporation                                  3,348
 8,100    Newcourt Credit Group, Inc.                         398
60,700    SunAmerica, Inc.                                  3,031
41,685    Travelers Group, Inc.                             2,551
                                                         --------
                                                           17,150
                                                         --------

          HEALTH CARE SERVICES & SUPPLIES 5.5%
28,200    Boston Scientific Corporation <F1>                2,039
14,700    Cardinal Health, Inc.                             1,415
81,450    Health Care & Retirement Corporation <F1>         3,319
76,000    Healthsouth Corporation<F1>                       2,294
28,300    Lincare Holdings, Inc. <F1>                       2,296
22,600    Medtronic, Inc.                                   1,189
                                                         --------
                                                           12,552
                                                         --------

          INSURANCE 5.0%
35,025    AFLAC, Inc.                                       2,277
75,800    MBIA, Inc.                                        5,656
55,900    MGIC Investment Corporation                       3,526
                                                         --------
                                                           11,459
                                                         --------

          LODGING 1.2%
62,160    Promus Hotel Corporation <F1>                     2,809
                                                         --------

          MULTI-INDUSTRY 6.6%
42,500    Leggett & Platt, Inc.                             2,207
62,200    Thermo Electron Corporation <F1>                  2,476
194,600   Tyco International, Ltd.                         10,606
                                                         --------
                                                           15,289
                                                         --------

          NATURAL GAS 1.3%
61,600    Enron Corporation                                 3,030
                                                         --------


                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


GROWTH FUND
SCHEDULE OF INVESTMENTS
April 30, 1998
(Unaudited)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------

          OIL & GAS SERVICES 2.1%
26,600    Halliburton Company                            $  1,463
40,900    Schlumberger, Ltd.                                3,390
                                                         --------
                                                            4,853
                                                         --------

          POLLUTION CONTROL 1.0%
47,300    USA Waste Services, Inc. <F1>                     2,321
                                                         --------

          RETAIL 6.7%
12,500    Bed Bath & Beyond, Inc. <F1>                        616
70,400    Costco Companies, Inc. <F1>                       3,934
61,800    Federated Department Stores, Inc. <F1>            3,040
199,200   Food Lion, Inc. - Class A                         2,017
21,700    Home Depot, Inc.                                  1,511
70,200    Safeway, Inc. <F1>                                2,685
69,300    Staples, Inc.<F1>                                 1,711
                                                         --------
                                                           15,514
                                                         --------

          SEMICONDUCTORS 1.0%
29,600    Intel Corporation                                 2,392
                                                         --------

          TELECOMMUNICATIONS 4.6%
152,100   Cincinnati Bell, Inc.                             5,818
94,700    MCI Communications Corporation                    4,765
                                                         --------
                                                           10,583
                                                         --------

          TELECOMMUNICATIONS EQUIPMENT 3.1%
60,800    Lucent Technologies, Inc.                         4,628
35,100    Tellabs, Inc. <F1>                                2,488
                                                         --------
                                                            7,116
                                                         --------

          TEXTILES & APPAREL 1.8%
40,900    Liz Claiborne, Inc.                               2,012
79,500    Polo Ralph Lauren Corporation <F1>                2,236
                                                         --------
                                                            4,248
                                                         --------

          TRANSPORTATION 2.4%
153,800   Harley-Davidson, Inc.                             5,537
                                                         --------

          TRAVEL & RECREATION 3.6%
71,100    Carnival Corporation - Class A                    4,946
26,700    The Walt Disney Company                           3,319
                                                         --------
                                                            8,265
                                                         --------

          Total Common Stock (Cost $127,532)              211,644
                                                         --------

   Number
  of Shares                                           Market Value
(in thousands)                                       (in thousands)
--------------                                      ---------------

          SHORT-TERM INVESTMENTS 6.0%
          Investment Companies 1.6%
    10    Financial Square Prime Obligation Fund         $     10
 3,691    Short-Term Investments Co.
             Liquid Assets Portfolio                        3,691
                                                         --------

          Total Investment Companies (Cost $3,701)          3,701
                                                         --------

  Principal
   Amount
(in thousands)
---------------

          VARIABLE RATE DEMAND NOTES 4.4%
$10,000   Warner-Lambert Co.                               10,000
                                                         --------

          Total Variable Rate Demand Notes (Cost $10,000)  10,000
                                                         --------

          Total Short-Term Investments (Cost $13,701)      13,701
                                                         --------

          Total Investments (Cost $141,233) 98.0%         225,345
                                                         --------

          Other Assets, less Liabilities 2.0%               4,669
                                                         --------

          TOTAL NET ASSETS 100.0%                        $230,014
                                                         ========

   <F1>   Non-income producing

                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


SPECIAL GROWTH FUND
SCHEDULE OF INVESTMENTS
April 30, 1998
(Unaudited)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------


          COMMON STOCKS 97.3%
          AUTO & TRUCK 0.1%
29,200    Applied Power, Inc. - Class A                  $  1,091
                                                         --------

          BUSINESS MACHINES & SOFTWARE 4.9%
333,900   Network Associates, Inc.<F1>                     22,872
343,100   Synopsys, Inc.<F1>                               14,753
                                                         --------
                                                           37,625
                                                         --------

          BUSINESS SERVICES 11.7%
279,900   AccuStaff, Inc. <F1>                             10,041
374,500   Ciber, Inc. <F1>                                 12,173
564,200   Concord EFS, Inc. <F1>                           17,772
98,600    CSG Systems International, Inc.<F1>               4,486
375,700   FIserv, Inc. <F1>                                24,561
69,800    Gartner Group, Inc. - Class A<F1>                 2,312
333,650   Robert Half International, Inc. <F1>             18,059
                                                         --------
                                                           89,404
                                                         --------

          COMPUTERS 3.8%
579,000   Tech Data Corporation <F1>                       28,878
                                                         --------

          FINANCIAL SERVICES 7.9%
805,500   E*TRADE Group, Inc.<F1>                          20,087
48,500    Heller Financial, Inc.<F1>                        1,310
144,500   Kansas City Southern Industries, Inc.             6,530
 3,100    Peoples Heritage Financial Group, Inc.              150
70,400    T. Rowe Price Associates, Inc.                    5,315
784,700   The Charles Schwab Corporation                   27,464
                                                         --------
                                                           60,856
                                                         --------

          HEALTH CARE SERVICES & SUPPLIES 14.2%
42,400    First Health Group Corporation<F1>                2,502
1,005,893 Health Management Associates, Inc. - Class A<F1> 31,686
62,700    Henry Schein, Inc.<F1>                            2,445
242,775   Lincare Holdings, Inc. <F1>                      19,695
627,775   PhyCor, Inc. <F1>                                14,282
413,000   Shared Medical Systems Corporation               30,123
142,600   Universal Health Services, Inc. - Class B<F1>     8,208
                                                         --------
                                                          108,941
                                                         --------

          HOSPITAL SUPPLIES & SERVICES 0.3%
79,300    Omnicare, Inc.                                    2,716
                                                         --------

          HOUSING 2.2%
598,900   Toll Brothers, Inc. <F1>                         16,694
                                                         --------

          INSURANCE 16.3%
587,300   AMBAC, Inc.                                      33,293
342,200   MGIC Investment Corporation                      21,559
986,950   Protective Life Corporation                      36,641
482,800   ReliaStar Financial Corporation                  22,028
204,425   Vesta Insurance Group, Inc.                      11,576
                                                         --------
                                                          125,097
                                                         --------


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------


          MEDICAL INSTRUMENTS 0.9%
75,300    Sofamor Danek Group, Inc. <F1>                 $  6,608
                                                         --------

          OIL & GAS - DOMESTIC 0.7%
152,000   Barrett Resources Corporation<F1>                 5,643
                                                         --------

          RESTAURANTS 0.1%
19,300    Papa John's International, Inc.<F1>                 806
                                                         --------

          RETAIL 11.4%
394,400   Bed Bath and Beyond, Inc. <F1>                   19,424
715,197   Dollar General Corporation                       27,088
 9,700    Fastenal Company                                    543
419,100   General Nutrition Companies, Inc. <F1>           15,035
76,100    MSC Industrial Direct Co., Inc. - Class A <F1>    3,872
229,600   Office Depot, Inc.<F1>                            7,606
511,400   Pier 1 Imports, Inc.                             13,488
                                                         --------
                                                           87,056
                                                         --------

          SCHOOLS 0.9%
201,450   Apollo Group, Inc. <F1>                           6,900
                                                         --------

          SECURITY SERVICES 1.5%
427,600   Corrections Corporation of America <F1>          11,866
                                                         --------

          SEMICONDUCTORS 3.5%
664,600   Maxim Integrated Products <F1>                   26,833
                                                         --------

          SOFTWARE 6.5%
719,600   Cadence Design Systems, Inc. <F1>                26,130
354,300   Cambridge Technologies Partners, Inc. <F1>       18,512
105,600   Electronic Arts, Inc.<F1>                         4,884
                                                         --------
                                                           49,526
                                                         --------

          TELECOMMUNICATIONS EQUIPMENT 3.8%
223,300   Advanced Fibre Communications, Inc.<F1>           9,462
355,200   CIENA Corporation <F1>                           19,802
                                                         --------
                                                           29,264
                                                         --------
          TEXTILES & APPAREL 5.1%
456,300   Jones Apparel Group, Inc. <F1>                   27,292
184,400   Ross Stores, Inc.                                 8,524
106,400   Wolverine World Wide, Inc.                        3,072
                                                         --------
                                                           38,888
                                                         --------

          WASTE MANAGEMENT 1.5%
470,475   Newpark Resources, Inc.<F1>                      11,321
                                                         --------

          Total Common Stock (Cost $482,595)              746,013
                                                         --------


                     See notes to the financial statements.


SPECIAL GROWTH FUND
SCHEDULE OF INVESTMENTS
April 30, 1998
(Unaudited)

   Number
  of Shares                                           Market Value
(in thousands)                                       (in thousands)
--------------                                      ---------------


          SHORT-TERM INVESTMENTS 2.6%
          Investment Companies 2.6%
    10    Financial Square Prime Obligation Fund         $     10
19,980    Short-Term Investments Co.
             Liquid Assets Portfolio                       19,980
                                                         --------

          Total Investment Companies (Cost $19,990)        19,990
                                                         --------

          Total Short-Term Investments (Cost $19,990)      19,990
                                                         --------
          Total Investments (Cost $502,585) 99.9%         766,003
                                                         --------

          Other Assets, less Liabilities 0.1%                 828
                                                         --------

          TOTAL NET ASSETS 100.0%                        $766,831
                                                         ========

   <F1>   Non-income producing

                     See notes to the financial statements.


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

Emerging Growth FUND
SCHEDULE OF INVESTMENTS
April 30, 1998
(Unaudited)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------

          COMMON STOCKS 90.4%
          BUSINESS MACHINES & SOFTWARE 1.7%
 4,800    Digi International, Inc.<F1>                    $   128
 5,200    Harbinger Corporation<F1>                           189
30,800    Hypercom Corporation<F1>                            400
16,200    National Instruments Corporation <F1>               575
                                                         --------
                                                            1,292
                                                         --------

          BUSINESS SERVICES 11.3%
31,200    ABR Information Services, Inc. <F1>                 902
13,200    American Business Information, Inc. - Class A <F1>  178
10,800    American Business Information, Inc. - Class B <F1>  154
 5,900    Catalina Marketing Corporation<F1>                  307
 1,300    Central Parking Corporation                          61
42,100    F.Y.I. Incorporated <F1>                          1,145
35,100    Mastech Corporation <F1>                            930
78,500    May & Speh, Inc.<F1>                              1,168
36,800    National Data Corporation                         1,502
22,900    Nova Corporation<F1>                                779
23,700    PMT Services, Inc.<F1>                              462
53,800    Sykes Enterprises, Inc.<F1>                       1,127
                                                         --------
                                                            8,715
                                                         --------

          COMPUTERS 2.2%
10,400    Black Box Corporation<F1>                           346
25,500    CDW Computer Centers, Inc. <F1>                   1,384
                                                         --------
                                                            1,730
                                                         --------

          COMMUNICATIONS & MEDIA 0.8%
19,400    Ha-Lo Industries, Inc.<F1>                          651
                                                         --------

          CONSTRUCTION 1.3%
11,200    D.R. Horton, Inc.                                   207
25,800    Granite Construction, Inc.                          762
 3,700    Standard Pacific Corporation                         63
                                                         --------
                                                            1,032
                                                         --------

          DATA PROCESSING 4.7%
107,400   Acxiom Corporation <F1>                           2,604
23,700    CCC Information Services Group Inc. <F1>            569
16,300    National Computer Systems, Inc.                     417
                                                         --------
                                                            3,590
                                                         --------

          DRUGS 1.2%
23,200    Barr Laboratories, Inc.<F1>                         940
                                                         --------

          ELECTRONICS & EQUIPMENT 0.6%
 9,800    Gemstar International Group, Inc.                   379
 5,100    Plexus Corporation<F1>                              112
                                                         --------
                                                              491
                                                         --------


  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------

          ENTERTAINMENT & LEISURE 4.2%
113,400   American Skiing Company<F1>                      $1,758
18,400    Cinar Films, Inc. - Class B <F1>                    354
14,500    Imax Corporation<F1>                                395
11,800    Scientific Games Holdings Corporation<F1>           263
10,950    Steiner Leisure Ltd.<F1>                            346
 5,700    Signature Resorts, Inc.<F1>                         102
                                                         --------
                                                            3,218
                                                         --------

          FINANCIAL SERVICES 3.3%
30,500    ARM Financial Group, Inc. - Class A                 654
 1,200    BancTec, Inc.<F1>                                    26
26,700    The BISYS Group, Inc.<F1>                         1,055
 6,000    Medallion Financial Corp.                           179
 8,500    SEI Investments Company                             628
                                                         --------
                                                            2,542
                                                         --------

          HEALTH CARE SERVICES & SUPPLIES 10.5%
26,200    Ballard Medical Products                            659
12,200    Cooper Companies, Inc. <F1>                         469
102,400   Graham-Field Health Products, Inc.<F1>              678
80,350    Quorum Health Group, Inc. <F1>                    2,581
67,400    Rural/Metro Corporation <F1>                      2,191
19,825    PSS World Medical, Inc.<F1>                         447
31,100    Vencor, Inc.<F1>                                    843
14,900    Weider Nutrition International, Inc.                211
                                                         --------
                                                            8,079
                                                         --------

          INDUSTRIAL DISTRIBUTION 0.5%
 2,300    Aviation Sales Company<F1>                           82
11,600    Barnett, Inc. <F1>                                  235
 2,000    Hughes Supply, Inc.                                  77
                                                         --------
                                                              394
                                                         --------

          INSURANCE 12.3%
 9,300    Annuity and Life Re (Holdings), Ltd.<F1>            222
48,700    Chartwell Re Corporation                          1,501
11,100    CMAC Investment Corporation                         717
10,014    Delphi Financial Group, Inc. <F1>                   571
32,800    Enhance Financial Services Group, Inc.            2,251
16,900    Executive Risk Incorporated                       1,127
15,800    Financial Security Assurance Holdings Ltd.          946
27,800    Terra Nova (Bermuda) Holdings Ltd.                  849
42,000    United Wisconsin Services                         1,305
                                                         --------
                                                            9,489
                                                         --------

          MEDICAL INSTRUMENTS 1.2%
28,600    Mentor Corporation                                  778
 7,900    Physio-Control International Corporation            182
                                                         --------
                                                              960
                                                         --------

                     See notes to the financial statements.



                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


Emerging Growth FUND
SCHEDULE OF INVESTMENTS
April 30, 1998
(Unaudited)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------

          OIL & GAS - DOMESTIC 4.8%
 6,600    Cabot Oil & Gas Corporation                    $    155
42,800    Denbury Resources, Inc.<F1>                         717
81,000    Forest Oil Corporation<F1>                        1,266
78,060    Swift Energy Company <F1>                         1,556
                                                         --------
                                                            3,694
                                                         --------
          OIL & GAS SERVICES 0.2%
 7,800    Seitel, Inc. <F1>                                   132
                                                         --------

          POLLUTION CONTROL 2.1%
14,300    Philip Services Corp. <F1>                          111
62,500    Tetra Technologies, Inc. <F1>                     1,496
                                                         --------
                                                            1,607
                                                         --------

          REAL ESTATE INVESTMENT TRUSTS (REITS) 1.8%
41,800    Golf Trust of America, Inc.                       1,364
                                                         --------

          RETAIL 13.4%
 1,300    Brylane, Inc.<F1>                                    76
103,600   Eagle Hardware & Garden, Inc. <F1>                1,890
66,500    Goody's Family Clothing, Inc. <F1>                3,292
35,900    The Men's Wearhouse, Inc. <F1>                    1,512
66,700    Petco Animal Supplies, Inc. <F1>                  1,317
63,500    Stein Mart, Inc. <F1>                             2,238
                                                         --------
                                                           10,325
                                                         --------

          SCHOOLS 2.1%
37,900    Computer Learning Centers, Inc.<F1>                 457
23,700    Sylvan Learning Systems, Inc. <F1>                1,166
                                                         --------
                                                            1,623
                                                         --------

          SECURITY SERVICES 0.8%
 2,700    The Wackenhut Corporation - Class A                  64
20,200    Wackenhut Corrections Corporation<F1>               528
                                                         --------
                                                              592
                                                         --------

          SHIPBUILDING 1.1%
32,800    Avondale Industries, Inc.<F1>                       882
                                                         --------

          SOFTWARE 5.5%
56,600    Avant! Corporation<F1>                            1,641
 6,300    AXENT Technologies, Inc.<F1>                        165
12,500    HNC Software, Inc. <F1>                             488
12,700    Hyperion Software Corporation<F1>                   551
 7,300    JDA Software Group, Inc.<F1>                        369
43,300    Software AG Systems, Inc.<F1>                     1,072
                                                         --------
                                                            4,286
                                                         --------

          TELECOMMUNICATIONS EQUIPMENT 2.4%
41,400    ECI Telecommunications Limited                    1,264
15,300    World Access, Inc.<F1>                              591
                                                         --------
                                                            1,855
                                                         --------



  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------

          TEXTILES & APPAREL 0.4%
16,200    Columbia Sportswear Company<F1>                 $   344
                                                         --------

          Total Common Stock (Cost $61,402)                69,827
                                                         --------

  Principal
   Amount
(in thousands)
--------------

          PREFERRED STOCK 1.4%
          Communications Companies 1.4%
$   19    US WEST Communications Group                      1,094
                                                         --------

          Total Preferred Stock (Cost $821)                 1,094
                                                         --------

   Number
  of Shares
(in thousands)
--------------

          SHORT-TERM INVESTMENTS 7.9%
          INVESTMENT COMPANIES 4.4%
    10    Financial Square Prime Obligation Fund               10
 3,359    Short-Term Investments Co.
             Liquid Assets Portfolio                        3,359
                                                         --------

          Total Investment Companies (Cost $3,369)          3,369
                                                         --------

Principal
Amount
(in thousands)

          VARIABLE RATE DEMAND NOTES 3.5%
$2,700    Warner-Lambert Co.                                2,700
                                                         --------

          Total Variable Rate Demand Notes (Cost $2,700)    2,700
                                                         --------

          Total Short-Term Investments (Cost $6,069)        6,069
                                                         --------

          Total Investments 99.7% (Cost $68,292)           76,990
                                                         --------

          Other Assets, less Liabilities 0.3%                 194
                                                         --------

          TOTAL NET ASSETS 100.0%                         $77,184
                                                          =======

   <F1>   Non-income producing

                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


Microcap FUND
SCHEDULE OF INVESTMENTS
April 30, 1998
(Unaudited)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------

          COMMON STOCKS 95.8%
          AIR TRANSPORTATION 1.9%
27,300    Atlantic Coast Airlines, Inc. <F1>              $ 1,544
73,100    Indigo Aviation AB ADR<F1>                          978
                                                         --------
                                                            2,522
                                                         --------

          AUTOS & TRUCKS 1.5%
133,700   Group 1 Automotive, Inc. <F1>                     2,005
                                                         --------

          COMMERCIAL SERVICES 4.5%
79,700    Advanced Health Corporation <F1>                  1,136
45,600    Kroll-O'Gara Company<F1>                            939
278,400   ProSoft Development, Inc. <F1>                    2,158
78,500    SteriGenics International, Inc.<F1>               1,815
                                                         --------
                                                            6,048
                                                         --------

          COMPUTER HARDWARE 2.6%
44,200    RadiSys Corporation <F1>                          1,204
77,900    SBS Technologies, Inc. <F1>                       2,327
                                                         --------
                                                            3,531
                                                         --------

          COMPUTER SOFTWARE & SERVICES 11.7%
29,200    Brightstar Information Technologies Group, Inc.<F1> 456
 7,400    Brio Technology, Inc.<F1>                            81
18,300    Command Systems, Inc.<F1>                           127
54,200    Computer Management Sciences, Inc.<F1>            1,396
110,300   Condor Technology Solutions, Inc.<F1>             1,923
80,300    Cotelligent Group, Inc.<F1>                       2,073
67,100    Diamond Technologies Partners, Inc.<F1>           1,879
53,000    Fundtech Ltd.<F1>                                 1,120
70,100    ISS Group, Inc.<F1>                               3,102
77,800    Phoenix International Ltd., Inc. <F1>             2,295
67,900    Tier Technologies, Inc. - Class B<F1>             1,366
                                                         --------
                                                           15,818
                                                         --------

          COSMETICS & SOAP 3.7%
242,900   Advanced Polymer Systems, Inc. <F1>               1,974
182,700   French Fragrances, Inc. <F1>                      3,106
                                                         --------
                                                            5,080
                                                         --------

          DATA PROCESSING 1.4%
65,100    Data Processing Resources Corporation<F1>         1,822
                                                         --------

          DISTRIBUTION 6.7%
36,800    1-800 Contacts, Inc.<F1>                            685
284,100   Elcom International, Inc. <F1>                    1,634
49,900    Insight Enterprises, Inc.<F1>                     1,990
124,200   Pomeroy Computer Resources, Inc. <F1>             3,159
79,100    U.S.A. Floral Products, Inc. <F1>                 1,641
                                                         --------
                                                            9,109
                                                         --------


  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------

          ELECTRONICS 1.6%
53,300    ARM Holdings PLC ADR<F1>                        $ 2,152
                                                         --------

          ENTERTAINMENT & LEISURE 1.9%
36,500    Cavanaughs Hospitality Corporation<F1>              573
109,600   Championship Auto Racing Teams, Inc.<F1>          2,069
                                                         --------
                                                            2,642
                                                         --------

          ENVIRONMENTAL MONITORING 0.3%
12,400    North American Scientific, Inc.<F1>                 440
                                                         --------

          EQUIPMENT RENTAL 3.9%
218,900   Coinmach Laundry Corporation <F1>                 5,226
                                                         --------

          FINANCIAL SERVICES 8.6%
88,100    American Capital Strategies, Ltd. <F1>            1,993
70,400    Conning Corporation                               1,443
103,400   First Sierra Financial, Inc. <F1>                 2,611
121,300   LINC Capital, Inc.<F1>                            2,290
113,500   T&W Financial Corporation<F1>                     3,235
                                                         --------
                                                           11,572
                                                         --------

          FOOTWEAR & RELATED APPAREL 1.6%
126,800   Rocky Shoes & Boots, Inc. <F1>                    2,132
                                                         --------

          HEALTH CARE SERVICES & SUPPLIES 2.7%
18,400    Health Management Systems, Inc.<F1>                 195
40,500    Medirisk, Inc.<F1>                                  952
88,200    Quadramed Corporation                             2,514
                                                         --------
                                                            3,661
                                                         --------

          HUMAN RESOURCES 3.9%
62,100    Provant, Inc.<F1>                                 1,157
130,500   RemedyTemp, Inc. - Class A<F1>                    4,143
                                                         --------
                                                            5,300
                                                         --------

          INSURANCE 2.3%
73,900    ESG Re Ltd.                                       1,903
43,700    Healthcare Recoveries, Inc. <F1>                  1,043
26,800    The Seibels Bruce Group, Inc.<F1>                   214
                                                         --------
                                                            3,160
                                                         --------
          MACHINERY 1.9%
199,800   ITEQ, Inc. <F1>                                   2,547
                                                         --------

          METALS 1.0%
68,200    Metals USA <F1>                                   1,330
                                                         --------

          OIL & GAS 1.1%
75,700    Evergreen Resources, Inc.<F1>                     1,486
                                                         --------

                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


Microcap FUND
SCHEDULE OF INVESTMENTS
April 30, 1998
(Unaudited)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------

          OIL SERVICES 2.7%
91,300    Horizon Offshore, Inc.<F1>                      $ 1,330
102,900   UNIFAB International, Inc.<F1>                    2,380
                                                         --------
                                                            3,710
                                                         --------

          PHOTOGRAPHIC EQUIPMENT 0.1%
14,600    Concord Camera Corporation<F1>                       89
                                                         --------

          PRIVATE CORRECTION FACILITIES 1.2%
14,600    Childrens Comprehensive Services, Inc.<F1>          273
60,000    Cornell Corrections, Inc. <F1>                    1,358
                                                         --------
                                                            1,631
                                                         --------

          REAL ESTATE INVESTMENT TRUSTS (REITS) 3.4%
239,000   Capital Automotive REIT                           3,719
37,600    Correctional Properties Trust<F1>                   867
                                                         --------
                                                            4,586
                                                         --------

          RESEARCH & DEVELOPMENT 0.5%
23,600    Kendle International, Inc.<F1>                      640
                                                         --------

          RESTAURANTS 0.7%
75,500    Il Fornaio (America) Corporation <F1>             1,019
                                                         --------

          RETAIL 4.6%
184,800   A.C. Moore Arts & Crafts, Inc. <F1>               3,511
32,200    DM Management Company <F1>                          873
150,600   Factory Card Outlet Corp. <F1>                    1,826
                                                         --------
                                                            6,210
                                                         --------

          RETIREMENT CARE 4.6%
 7,510    Alternative Living Services, Inc. <F1>              263
128,300   Assisted Living Concepts, Inc. <F1>               2,358
57,700    Centennial HealthCare Corporation <F1>            1,370
97,200    Harborside Healthcare Corporation <F1>            2,309
                                                         --------
                                                            6,300
                                                         --------

          SCHOOLS 1.0%
62,400    Career Education Corporation<F1>                  1,420
                                                         --------

          TELECOMMUNICATIONS 3.9%
48,900    Metromedia Fiber Network, Inc. <F1>               1,510
12,100    NEXTLINK Communications, Inc. <F1>                  363
372,300   Syntellect, Inc. <F1>                               838
177,100   TCSI Corporation<F1>                              1,207
54,800    US LEC Corporation - Class A<F1>                  1,329
                                                         --------
                                                            5,247
                                                         --------



  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------

          TELECOMMUNICATIONS EQUIPMENT 3.3%
62,800    Dset Corporation<F1>                           $  1,052
25,700    Excel Switching Corporation<F1>                     549
82,300    Innova Corporation<F1>                            1,409
60,200    REMEC, Inc. <F1>                                  1,497
                                                         --------
                                                            4,507
                                                         --------

          TRANSPORTATION 2.7%
42,800    Coach USA, Inc. <F1>                              2,030
102,100   Jevic Transportation, Inc. <F1>                   1,583
                                                         --------
                                                            3,613
                                                         --------

          VETERINARY HOSPITALS 1.8%
130,700   Veterinary Centers of America, Inc. <F1>          2,442
                                                         --------

          WARRANTY & SERVICE CONTRACTS 0.5%
93,000    Warrantech Corporation <F1>                         610
                                                         --------

          Total Common Stock (Cost $97,916)               129,607
                                                         --------

     Number
   of Shares
 (in thousands)
----------------

          SHORT-TERM INVESTMENTS 6.5%
          INVESTMENT COMPANIES 6.5%
 2,609    Financial Square Prime Obligation Fund            2,609
 6,183    Short-Term Investments Co.
             Liquid Assets Portfolio                        6,183
                                                         --------

          Total Investment Companies (Cost $8,792)          8,792
                                                         --------

          Total Short-Term Investments (Cost $8,792)        8,792
                                                         --------

          Total Investments (Cost $106,708) 102.3%        138,399
                                                         --------

          Liabilities, less Other Assets (2.3)%           (3,047)
                                                         --------

          TOTAL NET ASSETS 100.0%                        $135,352
                                                         ========

       <F1> Non-income producing

                     See notes to the financial statements.


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

 Number                                                                 Market
of Shares                                  Industry                     Value
---------                                  --------                   ----------

          COMMON AND PREFERRED STOCKS 91.8%

          ARGENTINA 1.6%
21,000    Banco Rio de La Plata
             SA ADR <F1>                   Banks                     $  288,750
12,000    Telefonica de Argentina SA ADR   Telecommunications           460,854
37,000    Transportadora de
             Gas del Sur SA ADR            Natural Gas - Pipeline       421,848
                                                                    -----------
                                                                      1,171,452
                                                                    -----------

          AUSTRALIA 2.5%
59,000    Broken Hill Proprietary
             Company Limited               Diversified Operations       577,001
159,646   GIO Australia Holdings Limited   Insurance                    457,978
43,861    National Australia Bank Ltd.     Banks                        623,403
107,391   Pacific Dunlop Ltd.              Diversified Manufacturing    198,847
                                                                    -----------
                                                                      1,857,229
                                                                    -----------

          AUSTRIA 2.4%
14,287    Bank Austria AG <F1>             Banks                      1,104,217
 9,000    Boehler- Uddeholm AG             Steel                        663,523
                                                                    -----------
                                                                      1,767,740
                                                                    -----------

          BRAZIL 1.2%
15,000    Aracruz Celulose SA ADR          Paper & Related Products     236,250
160,000   Rhodia-Ster SA GDR <F1>          Chemicals                    293,694
 3,100    Telecomunicacoes Brasileiras
             SA-Telebras ADR               Telecommunications           377,467
                                                                    -----------
                                                                        907,411
                                                                    -----------

          CANADA 2.6%
20,000    The Loewen Group Inc.            Funeral Services             567,500
45,500    Moore Corporation Ltd.           Business Services            713,781
55,000    Noranda Forest, Inc.             Building Products - Wood     369,132
50,000    Primex Forest Products Ltd.      Building Products - Wood     253,429
                                                                    -----------
                                                                      1,903,842
                                                                    -----------

          CHILE 0.2%
10,000    Empresa Nacional de
             Electricidad SA               Electric Utility             174,375
                                                                    -----------

          CHINA 0.5%
57,000    Shandong Huaneng Power
             Company Ltd. ADR              Electric Utility             413,250
                                                                    -----------

          CZECH REPUBLIC 2.1%
10,500    The Czech Power Company <F1>     Electric Power Company       315,631
85,000    Komercni Banka A.S. ADR          Banks                        947,300
26,000    Skoda Plzen AS <F1>              Building & Construction      271,332
                                                                    -----------
                                                                      1,534,263
                                                                    -----------

          DENMARK 2.3%
 2,400    A/S Forsikringsselskabet Codan   Insurance                    378,771
 8,000    Tele Danmark AS                  Telecommunications           672,202
 7,565    Unidanmark AS                    Financial Services           635,651
                                                                    -----------
                                                                      1,686,624
                                                                    -----------

                     See notes to the financial statements.

FIRSTAR FUNDS
(LOGO)


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)


 Number                                                                 Market
of Shares                                  Industry                     Value
---------                                  --------                   ----------

          FINLAND 1.9%
50,200    Kemira Oyj                       Chemicals                 $  543,640
70,520    Merita Ltd.                      Financial Services           472,456
58,000    Tamro Oyj                        Drugs                        415,192
                                                                    -----------
                                                                      1,431,288
                                                                    -----------

          FRANCE 6.5%
 3,500    Bail Investissement              Real Estate                  525,195
13,300    Banque Nationale de Paris        Banks                      1,120,533
 5,000    Compagnie de Saint Gobain        Building & Construction      832,535
 6,300    Elf Aquitaine SA                 Oil & Gas - International    826,005
 2,150    Eridania Beghin-Say SA           Agricultural Products        465,887
   900    Fimalac                          Diversified Operations       103,194
15,000    Scor                             Insurance                    924,264
                                                                    -----------
                                                                      4,797,613
                                                                    -----------

          GERMANY 3.7%
 8,500    BASF AG                          Chemicals                    378,462
23,000    Bilfinger & Berger Bau AG        Building & Construction      775,426
 8,200    Moebel Walther AG                Retail - Furniture           347,284
14,500    Tarkett Sommer AG                Building & Construction      500,976
 1,500    Viag AG                          Diversified Manufacturing    759,823
                                                                    -----------
                                                                      2,761,971
                                                                    -----------

          GREAT BRITAIN 13.6%
346,949   The BICC Group PLC               Wire & Cable Products        974,566
68,650    British Telecommunications PLC   Telecommunications           746,088
260,000   BTR PLC                          Diversified Operations       867,267
254,850   Caradon PLC                      Building & Construction      824,521
384,209   Coats Viyella PLC                Textiles                     597,430
46,139    De La Rue PLC                    Office Supplies & Forms      221,019
267,850   Hillsdown Holdings PLC           Food & Beverage              797,165
195,000   House Of Fraser PLC              Retail                       523,294
   539    Hyder PLC                        Water, Power & Transport       8,670
137,501   LucasVarity PLC                  Auto & Truck Components      616,711
36,000    National Westminster Bank PLC    Banks                        720,498
158,367   Pilkington PLC                   Glass                        332,311
209,823   Rolls-Royce PLC <F1>             Aerospace & Aircraft         986,693
78,024    Southern Electric PLC            Electricity - Distribution   725,989
139,000   Storehouse PLC                   Retail                       574,048
40,159    United Utilities PLC             Utility Services             560,668
                                                                    -----------
                                                                     10,076,938
                                                                    -----------

                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

 Number                                                                 Market
of Shares                                  Industry                     Value
---------                                  --------                   ---------

          HONG KONG 5.9%
170,000   Cathay Pacific Airways           Airlines                  $  149,237
65,000    Cheung Kong Ltd.                 Real Estate                  432,156
500,000   Dairy Farm International
             Holdings Ltd.                 Retail - Food                640,000
652,000   Giordano International Limited   Retail - Apparel/Shoes       151,509
175,000   Guoco Group Ltd.                 Financial Services           438,288
76,000    Hutchison Whampoa Limited        Diversified Operations       469,968
175,976   Jardine Matheson Holdings Ltd.   Diversified Operations       742,619
1,656,000 Pacific Ports Company Ltd. <F1>  Traffic Management           423,297
142,000   Peregrine Investments
             Holdings Limited              Financial Services            78,827
742,500   Swire Pacific Ltd.               Diversified Operations       632,645
54,390    Wing Lung Bank                   Banks                        205,032
                                                                    -----------
                                                                      4,363,578
                                                                    -----------

          INDIA 1.4%
17,000    BSES Ltd. GDR                    Electric Utility             279,225
130,000   Crompton & Greaves GDR           Electrical Equipment         240,500
100,000   Indian Aluminum Company
             Ltd. GDR <F1>                 Metal & Mineral              250,000
37,000    Tata Engineering and Locomotive
             Company Limited               Automobile Manufacturing     269,175
                                                                    -----------
                                                                      1,038,900
                                                                    -----------

          INDONESIA 0.6%
175,000   PT Indosat                       Telecommunications           253,560
750,000   PT Pabrik Kertas Tjiwi Kimia     Paper & Related Products     188,080
                                                                    -----------
                                                                        441,640
                                                                    -----------

          IRELAND 0.7%
53,480    Irish Life PLC                   Insurance                    496,477
                                                                    -----------

          ISRAEL 0.9%
26,000    Koor Industries Limited ADR      Telecommunications           657,038
                                                                    -----------

          ITALY 3.5%
186,000   Banca Commerciale Italiana       Banks                        940,523
65,000    Edison SPA                       Energy                       545,839
   375    La Rinascente SPA                Retail - Food                  3,756
416,240   Montedison SPA                   Food & Beverage              525,013
153,000   Telecom Italia Mobile SPA        Telecommunications           555,202
                                                                    -----------
                                                                      2,570,333
                                                                    -----------

          JAPAN 5.7%
15,000    Aoyamma Trading Co., Ltd.        Retail - Apparel/Shoes       346,250
39,000    Daichi Pharmaceutical Co., Ltd.  Drugs                        560,516
80,000    Daito Trust Construction Co.     Real Estate                  562,476
61,000    Daiwa Securities Company Limited Financial Services           230,833
103,000   Kyudenko Co., Ltd.               Electrical Engineering       744,456
255,000   Marubeni Corporation             Distribution / Wholesale     582,835
74,600    Nichido Fire & Marine Insurance  Insurance                    400,298
139,000   Nippon Fire & Marine Insurance   Insurance                    562,817
249,000   Showa Denko K.K.                 Chemicals                    260,062
                                                                    -----------
                                                                      4,250,543
                                                                    -----------

                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

 Number                                                                 Market
of Shares                                  Industry                     Value
---------                                  --------                   ----------
          MALAYSIA 1.5%
180,000   Malakoff Bhd                     Agricultural Operations   $  471,656
48,000    Malayan Banking Bhd              Banks                        141,176
80,000    O.Y.L. Industries Bhd            Air & Heating Systems        226,737
300,000   Road Builder (M) Holdings Bhd    Building & Contruction       264,705
                                                                    -----------
                                                                      1,104,274
                                                                    -----------

          MEXICO 0.5%
51,000    Elamex SA de CV <F1>             Manufacturing - Misc         344,250
                                                                    -----------

          NETHERLANDS 3.2%
10,500    Ballast Nedam NV                 Building & Construction      496,285
 6,000    Eriks Holdings NV                Diversified Operations       409,797
27,500    European Vinyls Corporation
             International NV              Chemicals                    537,611
14,500    Koninklijke Ahrend NV            Office & Funiture            502,347
11,922    Koninklijke Pakhoed NV           Storage & Transportation     436,635
                                                                    -----------
                                                                      2,382,675
                                                                    -----------

          NEW ZEALAND 1.9%
251,000   Air New Zealand Limited - Class BAir Transportation           355,642
781,575   Brierley Investments Limited     Diversified Operations       451,652
81,329    Fisher & Paykel Industries Ltd.  Consumer Appliances          241,768
104,000   Fletcher Challenge Energy        Oil & Gas Exploration        354,814
                                                                    -----------
                                                                      1,403,876
                                                                    -----------

          NORWAY 2.7%
19,300    Aker RGI ASA                     Building Materials           339,002
16,100    Kvaerner ASA                     Building & Construction      714,541
16,700    Sparebanken NOR                  Banks                        577,709
25,000    Odfjell ASA                      Marine Services              362,024
                                                                    -----------
                                                                      1,993,276
                                                                    -----------

          PAKISTAN 0.5%
 5,000    Pakistan Telecom Corporation
             144A GDR                      Telecommunications           348,309
                                                                    -----------

          PERU 0.5%
70,000    Banco Wiese ADR <F1>             Banks                        376,250
                                                                    -----------

          PHILIPPINES 0.4%
20,000    Metropolitan Bank & Trust
             Company                       Banks                        155,666
80,000    Philippine National Bank <F1>    Banks                        160,398
                                                                    -----------
                                                                        316,064
                                                                    -----------

          POLAND 0.4%
145,000   Mostostal-Export SA ADR          Containers                   337,256
                                                                    -----------

          PORTUGAL 0.7%
10,500    Electricidade de Portugal,
             SA ADR <F1>                   Electric Utility             546,000
                                                                    -----------

          RUSSIA 1.5%
35,000    Irkutskenergo ADR                Electric Utility             348,313
 7,000    Lukoil Holding ADR               Oil & Gas - International    461,349
 9,000    Monsenergo                       Electricity - Distribution   318,168
                                                                    -----------
                                                                      1,127,830
                                                                    -----------

                     See notes to the financial statements.


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)
 Number                                                                 Market
of Shares                                  Industry                     Value
---------                                  --------                   ----------

          SINGAPORE 1.0%
173,000   City Developments Limited        Real Estate               $  748,377
                                                                    -----------

          SLOVAK REPUBLIC 1.3%
13,000    Nafta Gbely AS                   Geological Exploration       293,493
30,000    Slovakofarma 144A GDR            Health & Beauty Aids         238,500
33,000    VSZ AS <F1>                      Steel                        401,681
                                                                    -----------
                                                                        933,674
                                                                    -----------

          SOUTH AFRICA 2.0%
140,000   Murray & Roberts Holdings
             Limited                       Building & Construction      260,258
57,000    Sappi Limited                    Paper & Related Products     331,414
20,000    Southvaal Holdings Limited       Gold Mining                  435,082
 8,500    Standard Bank Investment
             Corporation Limited           Banks                        502,619
                                                                    -----------
                                                                      1,529,373
                                                                    -----------

          SOUTH KOREA 0.6%
79,213    Kookmin Bank                     Banks                        480,031
                                                                    -----------

          SPAIN 5.6%
 6,000    Catalana Occidente               Insurance                    412,164
 5,141    Construcciones y Auxiliar de
             Ferrocarriles SA              Rail Transportation          231,057
11,300    Corporacion Bancaria de
             Espana SA                     Banks                        941,574
20,900    Corporacion Mapfre               Insurance                    820,011
53,500    Iberdrola SA                     Electricity - Distribution   859,987
16,500    Repsol SA                        Oil & Gas - International    903,946
                                                                    -----------
                                                                      4,168,739
                                                                    -----------

          SWEDEN 4.5%
64,000    ABB AB                           Rail Transit Systems         992,400
19,300    AssiDoman AB                     Paper & Related Products     518,736
 7,000    Electrolux AB                    Consumer Appliances          651,262
19,000    Esselte                          Office Supplies & Forms      429,652
27,000    Getinge Industrier AB            Medical Instruments          600,092
 4,400    Svenska Handelsbanken            Banks                        199,565
                                                                    -----------
                                                                      3,391,707
                                                                    -----------

          SWITZERLAND 1.8%
 1,500    Forbo Holding AG                 Building Products            770,031
   558    Holderbank                       Building Products            590,760
                                                                    -----------
                                                                      1,360,791
                                                                    -----------

          THAILAND 1.4%
35,000    The Siam Cement Public
             Company Limited               Building Products - Cement   494,117
235,000   Thai Farmers Bank Public
             Company Limited               Banks                        537,750
                                                                    -----------
                                                                      1,031,867
                                                                    -----------

          Total Common and Preferred Stocks (Cost $68,782,434)       68,227,124
                                                                    -----------

                     See notes to the financial statements.


FIRSTAR FUNDS
(LOGO)


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

 Number                                                                 Market
of Shares                                  Industry                     Value
---------                                  --------                   ----------

          SENIOR SECURITIES 1.1%
14,000    Telmex 11.25% Prides 5/15/98                              $   789,250
                                                                    -----------

          Total Senior Securities (Cost $694,262)                       789,250
                                                                    -----------

          SHORT-TERM INVESTMENTS 4.9%
          INVESTMENT COMPANIES 2.2%
117,000   Korea Fund, Inc.                                              899,437
    63    Thailand International Fund                                   729,540
                                                                    -----------

          Total Investment Companies (Cost $2,057,113)                1,628,977
                                                                    -----------

  Principal
   Amount
(in thousands)
---------------

          VARIABLE RATE DEMAND NOTES 2.7%
$2,033    Chase U.S.                                                  2,032,901
                                                                    -----------

          Total Variable Rate Demand Notes (Cost $2,032,901)          2,032,901
                                                                    -----------

          Total Short-Term Investments (Cost $4,090,014)              3,661,878
                                                                    -----------

          Total Investments (Cost $73,566,710) 97.8%                 72,678,252
                                                                    -----------

          Other Assets, Less Liabilities 2.2%                         1,635,007
                                                                    -----------

          TOTAL NET ASSETS 100%                                     $74,313,259
                                                                    ===========

          <F1> Non-Income producing
                     See notes to the financial statements.

FIRSTAR FUNDS
(LOGO)


BALANCED GROWTH FUND
GROWTH AND INCOME FUND
EQUITY INDEX FUND
GROWTH FUND
SPECIAL GROWTH FUND
EMERGING GROWTH FUND
MICROCAP FUND
INTERNATIONAL EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

1. ORGANIZATION
   Firstar Funds, Inc. (the "Company") was incorporated on February 15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Balanced Growth Fund (formerly the Balanced Fund), the Growth and Income Fund, the Equity Index Fund, the Growth Fund (formerly the MidCore Growth Fund), the Special Growth Fund, the Emerging Growth Fund, the MicroCap Fund and the International Equity Fund (the "Funds") are separate, diversified investment portfolios of the Company. The Special Growth Fund commenced operations on December 28, 1989; the Growth and Income Fund and Equity Index Fund commenced operations on December 29, 1989; the Balanced Growth Fund commenced operations on March 30, 1992; the Growth Fund commenced operations on December 29, 1992; the International Equity Fund commenced operations on April 28, 1994; the MicroCap Fund commenced operations on August 1, 1995; and the Emerging Growth Fund commenced operations on August 15, 1997. The objective of the Balanced Growth Fund is to achieve a balance of capital appreciation and current income with relatively low volatility of capital. The objective of the Growth and Income Fund is to seek both reasonable income and long-term capital appreciation. The objective of the Equity Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Stock Index. The objective of the Growth Fund is capital appreciation through investment in securities of medium- to large-sized companies. The objective of the Special Growth Fund is capital appreciation through investment in securities of medium-sized companies. The objective of the Emerging Growth Fund is capital appreciation through investments in securities of small-sized companies. The objective of the MicroCap Fund is capital appreciation through investments in small companies. The objective of the International Equity Fund is to seek capital appreciation through investment in foreign securities which the Sub-Advisor believes are undervalued.

   The costs, in thousands, incurred in connection with the organization, initial registration and public offering of shares aggregating $21, $24 and $27 for the Emerging Growth, MicroCap and International Equity Funds, respectively, have been paid by the Funds. These costs are being amortized over the period of benefit, but not to exceed sixty months from each Fund's commencement of operations.

   The Company has issued two classes of Fund shares in each of the Funds:Series A and Series Institutional. The Series A shares are subject to a 0.25% service organization fee and an initial sales charge imposed at the time of purchase, in accordance with the Funds' prospectus. The maximum sales charge is 4% of the offering price or 4.16% of the net asset value. Each class of shares for each Fund has identical rights and privileges except with respect to service organization fees paid by Series A shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices, with the exception of the International Equity Fund, which is valued at the average of the current bid and asked prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined through the consideration of other factors by or under the direction of the Board of Directors. Quotations of foreign securities in foreign currency are converted to United States ("U.S.") dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the International Equity Fund may trade in their local markets on days the U.S. exchanges are closed, and the International Equity Fund's net asset value may, therefore, change on days when investors may not purchase or redeem Fund shares.

b) Federal Income Taxes - It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

c) Income and Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory, administration and certain shareowner service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareowner accounts, or net sales, where applicable. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

d) Distributions to Shareowners - Dividends from net investment income are declared and paid quarterly, for the Balanced Growth, Growth and Income and Equity Index Funds and annually for the Growth, Special Growth, Emerging Growth, Microcap and International Equity Funds. Distributions of net realized capital gains, if any, will be declared at least annually.

e) Futures Contracts - The Equity Index Fund may utilize futures contracts to a limited extent. The risk associated with the use of futures contracts includes the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

f) When-Issued Securities _ The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. The Fund segregates and maintains at all times cash, cash equivalents, or other liquid securities in an amount at least equal to the amount of outstanding commitments for when-issued securities.

g) Use of Estimates _ The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h) Foreign Currency Translations - The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, and income and expenses denominated in foreign currencies are translated on the respective dates of such transactions. Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized net appreciation (depreciation) on investments. Foreign currency exchange gains and losses included in net appreciation (depreciation) on foreign currency and net realized gains and losses on foreign currency include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of the foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of a security is included in realized gains and losses on investment transactions.
i) Other - Investment and shareowner transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


3. CAPITAL SHARE TRANSACTIONS
   Transactions, in thousands, of shares of the Funds were as follows:

                                           BALANCED GROWTH         GROWTH AND INCOME          EQUITY INDEX
                                                 FUND                    FUND                     FUND
                                         --------------------    ---------------------     -------------------
                                         Amount       Shares      Amount       Shares      Amount       Shares
                                        -------      -------     -------      -------     -------      -------
SIX MONTHS ENDED APRIL 30, 1998:
Series A shares:
  Shares sold                           $11,417          387     $28,823          669     $16,229          233
  Shares issued to owners in
     reinvestment of dividends            4,081          145       5,156          129       1,894           29
  Shares redeemed                       (3,191)        (107)     (8,803)        (207)     (5,634)         (82)
                                       --------     --------    --------     --------    --------     --------
  Net increase                          $12,307          425     $25,176          591      12,489          180
                                       ========      =======    ========     ========    ========     ========

Series Institutional shares:
  Shares sold                           $31,038        1,041     $75,697        1,775     $88,137        1,266
  Shares issued to owners in
     revinvestment of dividends          15,097          535      12,949          323       7,404          112
  Shares redeemed                      (29,426)      (1,006)    (62,069)      (1,451)    (38,185)        (555)
                                       --------     --------    --------     --------    --------     --------
  Net increase                          $16,709          570     $26,577          627     $57,356          823
                                       ========      =======    ========     ========    ========     ========


YEAR ENDED OCTOBER 31, 1997:
Series A shares:
  Shares sold                           $15,346          529     $43,063        1,218     $30,916          529
  Shares issued to owners in
     reinvestment of dividends            2,448           89       6,930          218       1,307           23
  Shares redeemed                       (6,070)        (211)    (11,682)        (328)     (8,112)        (137)
                                       --------     --------    --------     --------    --------     --------
  Net increase                          $11,724          407     $38,311        1,108     $24,111          415
                                       ========      =======    ========     ========    ========     ========


Series Institutional shares:
  Shares sold                           $67,590        2,347    $139,658        3,995    $133,310        2,298
  Shares issued to owners in
     revinvestment of dividends          10,877          394      20,195          632       6,369          115
  Shares redeemed                      (57,431)      (1,976)    (78,849)      (2,165)    (95,857)      (1,703)
                                       --------     --------    --------     --------    --------     --------
  Net increase                          $21,036          765     $81,004        2,462     $43,822          710
                                       ========      =======    ========     ========    ========     ========

YEAR ENDED OCTOBER 31, 1996:
Series A shares Shares sold  $ 7,996      296  $22,872      751  $19,090   418

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


3. CAPITAL SHARE TRANSACTIONS (CONT.)
   Transactions, in thousands, of shares of the Funds were as follows:

                                                GROWTH              SPECIAL GROWTH           EMERGING GROWTH
                                                 FUND                    FUND                     FUND
                                         --------------------    ---------------------     -------------------
                                         Amount       Shares      Amount       Shares      Amount       Shares
                                        -------      -------     -------      -------     -------      -------
SIX MONTHS ENDED APRIL 30, 1998:
Series A shares:
  Shares sold                           $ 5,723          167     $21,285          505     $ 4,761          445
  Shares issued to owners in
     reinvestment of dividends            3,577          118      14,452          357          45            5
  Shares redeemed                       (2,160)         (63)    (19,671)        (463)       (651)         (61)
                                       --------     --------    --------     --------    --------     --------
  Net increase                          $ 7,140          222     $16,066          399     $ 4,155          389
                                       ========      =======    ========     ========    ========     ========

Series Institutional shares:
  Shares sold                           $25,170          752     $61,192        1,436     $13,445        1,296
  Shares issued to owners in
     revinvestment of dividends          20,361          665      50,064        1,228         307           32
  Shares redeemed                      (43,645)      (1,289)   (115,095)      (2,703)     (2,924)        (283)
                                       --------     --------    --------     --------    --------     --------
  Net increase                          $ 1,886          128    $(3,839)         (39)     $10,828        1,045
                                       ========      =======    ========     ========    ========     ========

PERIOD ENDED OCTOBER 31, 1997:<F1>
Series A shares:
  Shares sold                           $ 8,130          250    $ 39,485          949     $ 5,403          525
  Shares issued to owners in
     reinvestment of dividends              727           24      13,955          370           -            -
  Shares redeemed                       (3,796)        (113)    (28,518)        (683)        (60)          (6)
                                       --------     --------    --------     --------    --------     --------
  Net increase                          $ 5,061          161    $ 24,922          636     $ 5,343          519
                                       ========      =======    ========     ========    ========     ========

Series Institutional shares:
  Shares sold                           $48,607        1,489    $164,735        3,973     $46,878        4,670
  Shares issued to owners in
     revinvestment of dividends           5,140          168      53,786        1,420           -            -
  Shares redeemed                      (53,475)      (1,641)   (181,632)      (4,277)       (118)         (11)
                                       --------     --------    --------     --------    --------     --------
  Net increase                          $   272           16    $ 36,889        1,116     $46,760        4,659
                                       ========      =======    ========     ========    ========     ========



<F1> Capital share activity is for the fiscal year ended October 31, 1997 for the Growth Fund and Special Growth Fund, and for the period August 15, 1997 to October 31, 1997 for the Emerging Growth Fund.


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


3. CAPITAL SHARE TRANSACTIONS (CONT.)
   Transactions, in thousands, of shares of the Funds were as follows:



                                               MICROCAP          INTERNATIONAL
                                                 FUND             EQUITY FUND
                                           -----------------   ----------------
                                            Amount    Shares    Amount    Shares
                                           -------   -------   -------   -------
SIX MONTHS ENDED APRIL 30, 1998:
Series A shares:
  Shares sold                              $    37         2   $ 1,987       109
  Shares issued to owners in
     reinvestment of dividends               1,570        99       163         9
  Shares redeemed                            (979)      (62)   (1,125)      (63)
                                          --------  --------  --------  --------
  Net increase                             $   628        39   $ 1,025        55
                                          ========  ========  ========  ========

Series Institutional shares:
  Shares sold                              $ 1,750       121   $ 8,175       448
  Shares issued to owners in
     revinvestment of dividends              7,878       492     1,085        63
  Shares redeemed                          (5,791)     (356)   (3,449)     (190)
                                          --------  --------  --------  --------
  Net increase                             $ 3,837       257   $ 5,811       321
                                          ========  ========  ========  ========

YEAR ENDED OCTOBER 31, 1997:
Series A shares:
  Shares sold                              $ 6,446       421   $ 4,828       226
  Shares issued to owners in
     reinvestment of dividends               1,536       112       116         6
  Shares redeemed                          (2,209)     (146)   (1,624)      (79)
                                          --------  --------  --------  --------
  Net increase                             $ 5,773       387   $ 3,320       153
                                          ========  ========  ========  ========

Series Institutional shares:
  Shares sold                              $22,484     1,468   $27,533     1,361
  Shares issued to owners in
     revinvestment of dividends              9,877       717     1,149        59
  Shares redeemed                          (5,872)     (371)   (9,612)     (476)
                                          --------  --------  --------  --------
  Net increase                             $26,489     1,814   $19,070       944
                                          ========  ========  ========  ========



                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales, in thousands, of securities, excluding short-term investments, for the Funds for the period ended April 30, 1998, were as follows:

                               BALANCED  GROWTH AND     EQUITY      GROWTH      SPECIAL     EMERGING     MICROCAP  INTERNATIONAL
                             GROWTH FUND INCOME FUND  INDEX FUND     FUND     GROWTH FUND  GROWTH FUND     FUND     EQUITY FUND
                              ---------- ----------   ----------  ----------   ----------  ----------   ----------  ----------
  Purchases:
    U.S. Government           $11,934            -           -            -           -            -           -            -
    Other                      55,945     $109,763     $75,120      $42,646    $313,983      $49,347     $88,503      $18,517
  Sales:
    U.S. Government             1,329            -           -            -           -            -           -            -
    Other                      50,501      102,715       9,200       62,859     366,844       32,865     102,260       11,849


Equity Index Fund transactions in futures contracts during the period October 31, 1997 to April 30, 1998, in thousands, were as follows:

                                                AGGREGATE
                                 NUMBER OF    FACE VALUE OF
                                 CONTRACTS    CONTRACTS <F1>
                                 ----------  ---------------

Outstanding at October 31, 1997      110        $ 25,454
Contracts opened                     542         138,827
Contracts closed                   (552)       (137,052)
                                  ------      ----------
Outstanding at April 30, 1998        100        $ 27,229
                                  ======      ==========

<F1> The aggregate face value of contracts is computed on the date each contract is opened.

The number of futures contracts and gross unrealized appreciation, in thousands, as of April 30, 1998, were as follows:

                                 NUMBER OF      UNREALIZED
                                 CONTRACTS     APPRECIATION
                                 ----------   --------------
S&P 500 Financial Futures
   Contract
Expiration date 6/98 <F2>            100            $751

<F2> At April 30, 1998, U.S. Treasury Bills of $1,576, in thousands, were held as collateral in an initial margin account in connection with open futures contracts held by the Equity Index Fund.
At April 30, 1998, gross unrealized appreciation and depreciation of investments for federal tax purposes, in thousands, were as follows:

                               BALANCED  GROWTH AND     EQUITY      GROWTH      SPECIAL     EMERGING     MICROCAP  INTERNATIONAL
                             GROWTH FUND INCOME FUND  INDEX FUND     FUND     GROWTH FUND  GROWTH FUND     FUND     EQUITY FUND
                              ---------- ----------   ----------  ----------   ----------  ----------   ----------  ----------
APPRECIATION                  $55,533     $244,246    $241,010      $84,340    $268,337      $11,042     $36,314       $9,001
(DEPRECIATION)                (1,579)      (1,792)     (5,818)        (353)     (6,161)      (2,468)     (4,625)      (9,890)
                             --------     --------    --------     --------    --------     --------    --------     --------
NET UNREALIZED APPRECIATION
    (DEPRECIATION) ON
    INVESTMENTS               $53,954     $242,454    $235,192      $83,987    $262,176      $ 8,574     $31,689      $ (889)
                             ========     ========    ========     ========    ========     ========    ========     ========



At April 30, 1998, the cost of investments, in thousands, for federal income tax purposes was $188,604, $402,906, $308,223, $141,358, $503,827, $68,416, $106,710
and $73,567 for the Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds, respectively.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS
   The Funds have entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company, LLC ("FIRMCO"). FIRMCO is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Funds, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. Effective September 2, 1997 FIRMCOentered into a Sub-Advisory Agreement with Hansberger Global Investors (the "Sub-Adviser") for the International Equity Fund. Prior to September 2, 1997, FIRMCOhad entered into a sub-advisory agreement with State Street Global Advisors for the International Equity Fund. Pursuant to its Sub-Advisory Agreement with FIRMCO, the Sub-Adviser is entitled to receive a fee from FIRMCO, calculated daily and payable monthly, at the annual rate presented below as applied to the International Equity Fund's daily net assets.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

For the period ended April 30, 1998, FIRMCO voluntarily waived the following fees, in thousands, by Fund:

                               BALANCED  GROWTH AND     EQUITY      GROWTH      SPECIAL     EMERGING     MICROCAP  INTERNATIONAL
                             GROWTH FUND INCOME FUND  INDEX FUND     FUND     GROWTH FUND  GROWTH FUND     FUND     EQUITY FUND
                              ---------- ----------   ----------  ----------   ----------  ----------   ----------  ----------
Annual Rate                     0.75%        0.75%       0.25%        0.75%       0.75%        0.75%       1.50%     <F1><F2>
Fees waived                      $188            -           -            -           -            $67         -          $147


<F1> FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.50% of the Fund's first $25 million of average daily net assets, 1.25% on the next $75 million and 1.10% of the Fund's average daily net assets in excess of $100 million.

<F2> Pursuant to its Sub-Advisory Agreement with FIRMCO, the Sub-Adviser is entitled to receive a fee from FIRMCO, calculated daily and payable monthly, at the annual rate of 0.75% of the Fund's first $25 million of average daily net assets, 0.50% on the next $75 million and 0.35% of the Fund's average daily net assets in excess of $100 million.

   Chase Manhattan Bank serves as sub-custodian for the International Equity Fund. Firstar Trust Company, an affiliate of FIRMCO, serves as custodian, accounting services agent and transfer agent for all the Funds.

   The Company has entered into a Co-Administration Agreement with B.C. Ziegler and Company and Firstar Trust Company (the "Co-Administrators") for certain administrative services. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. For the six months ended April 30, 1998, $82, $207, $169, $80, $267, $23, $44 and $24 of administration fees, in thousands, were voluntarily waived for the Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds, respectively.

   The Company has entered into Servicing Agreements with certain Service Organizations, including FIRMCO affiliates, for the Series A class of shares. The Service Organizations are entitled to receive fees from the Funds up to the annual rate of 0.25% of the average daily net asset value of the Series A Shares for certain support and/or distribution services to customers of the Service Organizations who are beneficial owners of Fund Series A Shares. These services may include assisting customers in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; and providing information periodically to customers showing their positions in Fund Series A Shares. Service Organization fees, in thousands, incurred by the Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds aggregated $63, $186, $111, $36, $193, $9, $20 and $9 respectively, for the period ended April 30, 1998.

   Each Director of the Company who is not affiliated with FIRMCO receives a fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Firstar Funds (with the exception of the MicroCap Fund) or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Firstar Funds or 90-day U.S. Treasury bills. The Funds maintain their proportionate share of the Company's liability for deferred fees.

6. FOREIGN SECURITIES
   Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.


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Firstar Funds are available through:

- the Firstar Funds Center,

- Investment Specialists who are registered representatives of Firstar Investment Services, Inc.
  a registered broker/dealer, NASD and SIPC member,
- and through selected shareholder organizations.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.


To Open an Account or Request Information
1-800-982-8909
1-414-287-3710

For Account Balances and Investor Services
1-800-228-1024
1-414-287-3808

Firstar Funds Center
615 East Michigan Street
P.O. Box 3011
Milwaukee, WI 53201-3011
www.firstarfunds.com

                                                     TO GET THERE, START HERE.SM
                                                                   FIRSTAR FUNDS
                                                                          (LOGO)
                                                              Form #40-0249 6/98



                                                                  --------------
                                                                    RETAIL CLASS
                                                                  --------------

BALANCED GROWTH FUND
GROWTH AND INCOME FUND
EQUITY INDEX FUND
GROWTH FUND
SPECIAL GROWTH FUND
EMERGING GROWTH FUND
MICROCAP FUND
INTERNATIONAL EQUITY FUND


SEMI-ANNUAL REPORT
APRIL 30, 1998

                                                     TO GET THERE, START HERE.SM


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

                                NOTICE TO INVESTORS

 - Shares of Firstar Funds:

 - ARE NOT INSURED BY THE FDIC, the US Government or any other governmental agency;

 - are not bank deposits or obligations of or guaranteed by Firstar Bank, its parent company or its affiliates;

 - are subject to investment risks, including possible loss of principal; and

 - are offered by B.C. Ziegler and Company, member NASD, SIPC, and an independent third-party distributor.

- Firstar Bank affiliates serve as investment adviser, custodian, transfer agent, administrator, and accounting services agent and receive compensation for such services as disclosed in the current prospectus.



TABLE OF CONTENTS
                                                                    Page(s)
SHAREOWNER LETTER.......................................................1-2
FIRSTAR BALANCED GROWTH FUND............................................4-5
FIRSTAR GROWTH AND INCOME FUND..........................................6-7
FIRSTAR EQUITY INDEX FUND...............................................8-9
FIRSTAR GROWTH FUND...................................................10-11
FIRSTAR SPECIAL GROWTH FUND...........................................12-13
FIRSTAR EMERGING GROWTH FUND..........................................14-15
FIRSTAR MICROCAP FUND.................................................16-17
FIRSTAR INTERNATIONAL EQUITY FUND.....................................18-19
STATEMENT OF ASSETS AND LIABILITIES...................................20-21
STATEMENT OF CHANGES IN NET ASSETS....................................22-24
FINANCIAL HIGHLIGHTS..................................................25-32
STATEMENT OF OPERATIONS...............................................33-34
SCHEDULE OF INVESTMENTS...............................................35-62
NOTES TO THE FINANCIAL STATEMENTS.....................................63-69
REPORT OF INDEPENDENT ACCOUNTANTS........................................57

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

                                                                       June 1998
DEAR SHAREOWNER:

INVESTMENT REVIEW

During the first half of our fiscal year, financial markets were strong, rewarding investors that stayed the course. Robust U.S. employment gains, rising incomes and declining levels of inflation drove consumer confidence to record highs. Gains in consumer spending (responsible for two-thirds of U.S. economic activity) on everything from housing to apparel to financial services kept U.S. economic growth at impressive levels.

Despite solid economic underpinnings, the Asian financial crisis and the fear that inflation is "just around the corner" will sustain above-average volatility in the financial markets. However, even with all the ups and downs, we continue to believe the long-term return potential of stocks and high quality bonds calls for a consistent approach to asset allocation. Remember, it's time, not timing, and a disciplined approach to asset allocation that wins the investment marathon.

The Taxpayer Relief Act of 1997 created additional opportunities for IRA investors to more aggressively prepare for their retirement. Many of you may have already taken advantage of the new tax legislation by starting a Roth IRA. Now, more than ever, it's important to consult your tax adviser to understand how you can best benefit from favorable new tax laws.

The renaming of our fund family - from Portico to Firstar Funds - on February 1, 1998 aligned us more closely with our parent company and eliminated any confusion over the relationship between the two organizations. Many enhancements have been made to Firstar Funds literature as well as to the Firstar Funds' web site at www.firstarfunds.com. Newly introduced, Firstar Funds Direct allows you to access information regarding your account(s) on-line. Look for transactional capabilities to become available on-line this summer. These are just a few of the ways we are adding value to our servicing efforts. Our goal is to make it easy and convenient for you to access your account(s) - 24 hours a day, seven days a week.

MARKET OUTLOOK

Looking ahead, our market forecast is predicated on the following trends:

-The Asian "flu" has devolved to "pneumonia."

-The absence of a Japanese economic "tugboat" to pull the Pacific Rim out of its decline (a la the U.S. in the 1995 Mexican crisis) will deepen and lengthen the region's financial woes.

-Reduced demand for U.S. exports due to the dollar's strength and a surge in Asian imports will balloon the U.S. trade deficit to $200-$250 billion in 1998, creating a drag on the U.S. economy equivalent to 2%-3% of GDP.

-Rising U.S. wages along with today's competitive, no-pricing-power environment are squeezing corporate profits and increasing the "urge to merge" as companies have no alternative but to acquire their competitors and then cut costs to grow earnings.

-Competition from imports and global overcapacity in manufacturing (e.g. autos) and commodities (e.g. oil) will keep U.S. inflation subdued with the Consumer Price Index (CPI) rising just 1%-1.5% in 1998.

-Low unemployment and rising "real" (inflation-adjusted) wages in the U.S. are fueling a boom in consumer spending, sustaining the current U.S. economic expansion (now in its eighth year) despite the weakness in U.S. foreign trade and the drag from a federal budget surplus.

-After the first quarter's strong 4.8% advance in real GDP, U.S. economic growth will slow to a 2%-3% rate, bringing the full-year 1998 gain in economic output to approximately 3%.

-Prospects for continued low levels of inflation and a slowdown in U.S.
 economic growth make today's historically high inflation-adjusted bond yields very attractive.

-U.S. bond market supply/demand trends favor lower interest rates as a likely
 $75 billion swing in the federal budget from deficit to surplus reduces supply while a strong dollar attracts foreign capital and increases demand.

-A profits squeeze for the big, multi-national U.S. companies due to rising wages, Asia's woes and a strong dollar could signal a cyclical peak in the relative outperformance of large company stocks as their earnings growth slows and the price-to-earnings multiples awarded their stocks are compressed.

-With stock performance driven by just two variables - earnings and the multiple investors are willing to put on those earnings - prospects for small and medium-sized company stocks are getting brighter given their underexposure to Asia, improved relative earnings growth and attractive valuations (i.e. price-to-earnings multiples).

-During the next several months, we expect one, perhaps two, stock market declines of 10%-15%. Yet despite the likelihood of increased market volatility in the near-term, we are sticking with our beginning-of-the-year outlook for above-average stock market returns in calendar 1998.

IN SUMMARY

Looking ahead, we see continued moderate economic growth and low levels of inflation. Although market volatility may heighten anxiety levels, we believe 1998 will be another good year for investors. Finally, given the market's tremendous gains over the past few years, it may be an opportune time to review your portfolio. Uneven gains can sidetrack a well-planned investment strategy. Make sure you are properly diversified.

As always, we appreciate your confidence in the Firstar Funds and encourage you to read the portfolio reviews that follow.


(photo)                             (photo)
J. SCOTT HARKNESS, CFA              MARY ELLEN STANEK, CFA
Chairman/Chief                      President
Investment Officer
Firstar Investment Research & Management Company, LLC (FIRMCO)

                                                                   FIRSTAR FUNDS
                                                                          (logo)

                       This page intentionally left blank


                                                                    FIRSTARFUNDS
                                                                          (logo)
-------------------------------------------------------------------------------
                              BALANCED GROWTH FUND
-------------------------------------------------------------------------------
Firstar Balanced Growth Fund has gotten off to another good start, returning +13.4% (no-load) in the first six months of the fiscal year. While the absolute return is good, our decision to overweight the smaller- and medium-sized companies which dominate the Standard & Poor's Mid-Cap 400 and Standard &
Poor's Small-Cap 600, continued to hamper relative performance in the first half of your Fund's fiscal year. As has been the consistent pattern over the last three years, the Standard & Poor's 500 solidly out-performed the Standard
& Poor's 400 and Standard & Poor's 600 with returns of +22.5%, +19.2 % and
+13.2 %, respectively. During this same time period, the average balanced fund returned +12.2% as measured by Lipper Analytical Services, a mutual fund rating service. As of the end of April, the Fund was invested 60% in common stocks, 34% in bonds and 6% in money markets.

The equity portion of the Fund continues to be overweighted in finance, consumer cyclicals, technology and healthcare. Both the finance and healthcare sectors have benefited from the aging baby-boomer, who is consuming more financial and healthcare services. Financial problems in Asia have fueled lower interest rates, as well as lower prices on imported goods. This, combined with very strong employment growth, has led to robust consumer spending. Consumer cyclicals have been the net beneficiary. Finally, technology continues to fuel strong productivity and remains one of the fastest growing segments of our economy.

In terms of equity holdings, companies with market values greater than $3 billion represent 35% of the portfolio, while companies with market values smaller than $3 billion represent 30% of the portfolio (20% equivalent in size to the Standard & Poor's 400 and 10% equivalent in size to the Standard & Poor's
600). Although we have been wrong to date with our small-cap bet, we will continue to stay the course with this asset allocation. From a valuation perspective, the relative growth of the smaller companies is much greater while the share prices, as measured by price to earnings ratios, are much lower. We like the trade-off of more growth in earnings for a lower valuation price. During the first calendar quarter, the companies in your portfolio had average earnings gains of 17%, more than triple that of the S&P 500.

The objective of the fixed-income component of Firstar Balanced Growth Fund is to provide an annual rate of total return comparable to the return of the Lehman Brothers Government/Corporate Bond Index. A slight decrease in interest rates (10-year U.S. Treasury rates decreased by 0.1% to 5.7%) resulted in a six month total return for the index of +3.64%. While not as impressive as the stock market's return, this represents a generous real rate of return when compared to inflation, which rose just one half of one percent.

The Fund's bond holdings have an average maturity of 10.2 years and a duration of 5.4 years. (Duration measures the price sensitivity of the Fund's bond holdings to changes in interest rates. The longer the duration, the greater the price swing for a given move in rates.) The Fund's holdings are high quality with over two-thirds (69%) of the fixed-income segment invested in securities rated Aaa/AAA or higher by Moody's or Standard & Poor's. (The Fund's asset-backed holdings are all rated Aaa/AAA.) In the bond market, like the equity market, we follow a research-intensive selection process. Corporate sectors that we currently favor include finance, banking, and brokerage and dollar-denominated international issues.

We remain optimistic for the remainder of the fiscal year and appreciate your continued confidence in Firstar Balanced Growth Fund.


PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
MARIAN E. ZENTMYER, CFA, CFP, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO) AND TERESA R. WESTMAN, CFA, Senior Portfolio Manager co-manage the Fund, Teresa since its inception on March 30, 1992, and Marian since June 19, 1996. Marian has been with Firstar since 1982 and has 20 years of investment management experience. She received her BA from Stanford University in 1978. Teresa has been with Firstar since 1987 and has 11 years of investment management experience. Teresa received her BA from Augustana College in 1985 and her MBA from the University of Chicago in 1991. Marian is a Chartered Financial Analyst and a Certified Financial Planner. Teresa is a Chartered Financial Analyst.


(PHOTO)                  (PHOTO)
MARIAN E. ZENTMYER,      TERESA R. WESTMAN, CFA
CFA, CFP


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

            FIRSTAR BALANCED         FIRSTAR BALANCED
             GROWTH FUND -            GROWTH FUND -
               A - NO LOAD             A - LOAD <F1>
           ------------------       ------------------
 3/30/92        10,000                    9,600
   10/92        10,372                    9,958
   10/93        11,771                   11,302
   10/94        11,662                   11,197
   10/95        13,941                   13,386
   10/96        15,655                   15,032
   10/97        18,484                   17,748
    4/98        20,956                   20,121


This chart assumes an initial investment of $10,000 made on 3/30/92 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
-------------------------------------------------------------------------------
                                                                   Since
                           Fiscal                                Inception
                        Year-to-Date 1 Year   3 Years   5 Years   3/30/92
-------------------------------------------------------------------------------
FIRSTAR BALANCED
  GROWTH FUND -
  A - NO LOAD               13.4      29.8      19.2      14.1      12.9
FIRSTAR BALANCED
  GROWTH FUND -
  A - LOAD <F1>              8.8      24.6      17.5      13.2      12.2
LIPPER BALANCED
  FUND INDEX<F2>            12.2      26.1      19.4      14.2      13.7
S&P 500 STOCK INDEX<F3>     22.5      41.1      32.0      23.3      21.1
-------------------------------------------------------------------------------
<F1> Reflects maximum sales charge of 4.00%.

<F2> The Lipper Balanced Fund Index is composed of the 30 largest mutual funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds.

<F3> The S&P500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. The load performance for the Series A Shares has been restated to reflect the impact of the sales charge. Series A performance prior to January 10, 1995, does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)

TOP 5 EQUITY HOLDINGS 4/30/98
-------------------------------------
TYCO INTERNATIONAL, LTD.        1.5%
-------------------------------------
SUNGARD DATA SYSTEMS, INC.      1.2%
-------------------------------------
MGIC INVESTMENT CORPORATION     1.1%
-------------------------------------
PROTECTIVE LIFE CORPORATION     0.9%
-------------------------------------
WARNER LAMBERT COMPANY          0.9%
-------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/98
-------------------------------------
$246,235,125
-------------------------------------


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

--------------------------------------------------------------------------------
                             GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
Helped by a strong overall market environment, Firstar Growth & Income Fund is off to an attractive start for the first half of the fiscal year returning +22.9% (no-load) - outpacing the returns of the Standard & Poor's 500, the Lipper Growth & Income Index and the Lipper Equity Income Index which returned +22.5%, +17.0% and +16.3%, respectively.

Strong performance came from basic blocking and tackling. The Fund's largest holdings were also some of our best performing stocks, while those that did not meet our expectations fundamentally were fairly small positions. Specifically, the overweighted position in finance and consumer cyclicals contributed significantly to the Fund's overall return as they were among the strongest performing sectors of the Standard & Poor's 500 over the last six months.

Our emphasis in the financial area has been on companies that are asset accumulators, or have a significant portion of fee income driving their results. Examples include Northern Trust, Mellon Bank, Western National (recently eliminated when purchased by American General) and Bank of New York. These holdings, which fared well in 1997, have continued to do well in 1998 as merger activity has increased in the group, generating a new wave of consolidation and interest.

Consumer cyclicals were another strong sector for your portfolio, up +26% for the six-month time period. This sector was the beneficiary of a strong consumer. The consumer is experiencing very little inflation due to lower oil prices and declining prices on imports, while employment levels are at all-time highs. In addition, turmoil in Asia has led to lower interest rates, allowing the consumer to once again refinance their home mortgage providing a little extra monthly spending money. This led to strong performance in The Gap +41%, Hasbro +45% and Warnaco +50%. We continue to emphasize the sector as the consumer continues to benefit from very favorable inflation and employment trends.

In the consumer staples sector, we continue to concentrate your portfolio holdings in pharmaceutical companies. Aging demographics, medical cost containment and significant new breakthroughs in drug discoveries have led to increased consumption of pharmaceuticals. Our holdings in this area include Pfizer and Warner Lambert, which were up 53% and 40%, respectively, for the six-month period. See page 40 for a complete listing of portfolio holdings.
With the Standard & Poor's 500 at 1130, the market is reflecting economic nirvana. The turmoil in Asia has lowered inflation expectations, while the U.S. economy continues to grow at a faster than expected pace. In other words, optimism is currently priced into share prices. Given the positive fundamentals and on-going new cash investment, we continue to believe the stock market has an upward bias; however, we would not be surprised to see greater volatility for the balance of the year as share prices correct at the hint of bad news.

As always, by sticking with our proven buy and sell disciplines, we believe Firstar Growth and Income Fund can continue to provide you with attractive returns. We thank you for your continued support.

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
MARIAN E. ZENTMYER, CFA, CFP, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO) AND MAYA K. BITTAR, CFA, Vice President and Senior Portfolio Manager co-manage the Fund, Marian since February 22, 1993, and Maya since October 1, 1995. Marian has been with Firstar since 1982 and has 20 years of investment management experience. She received her BA from Stanford University in 1978. Maya has been with Firstar since 1993 and has six years of investment management experience. She received her BBA in 1985 and her MBA and MS in 1991from the University of Wisconsin. Marian is a Chartered Financial Analyst and a Certified Financial Planner. Maya is a Chartered Financial Analyst.

(photo)                  (photo)
MARIAN E. ZENTMYER,      MAYA K. BITTAR, CFA
CFA, CFP

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

              FIRSTAR GROWTH          FIRSTAR GROWTH
             AND INCOME FUND -      AND INCOME FUND -
               A - NO LOAD             A - LOAD <F1>
           ------------------       ------------------
 10/29/89        10,000                    9,600
    10/90         9,304                    8,933
    10/91        11,688                   11,223
    10/92        12,368                   11,875
    10/93        13,596                   13,054
    10/94        13,846                   13,294
    10/95        17,273                   16,585
    10/96        21,870                   20,999
    10/97        28,534                   27,397
     4/98        35,063                   33,665

This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.


-------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
-------------------------------------------------------------------------------
                                                                  Since
                         Fiscal                                 Inception
                      Year-to-Date 1 Year   3 Years  5 Years     12/29/89
-------------------------------------------------------------------------------
FIRSTAR GROWTH AND
  INCOME FUND -
  A - NO LOAD             22.9      43.5      31.8    21.6         16.2
FIRSTAR GROWTH AND
  INCOME FUND -
  A - LOAD <F1>           18.0      37.7      30.0    20.6         15.7
S&P 500 STOCK INDEX<F2>   22.5      41.1      32.0    23.3         17.9
-------------------------------------------------------------------------------
<F1> Reflects maximum sales charge of 4.00%.

<F2> The S&P 500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. The load performance for Series A shares has been restated to reflect the impact of the sales charge. Series A performance prior to January 10, 1995, does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)

TOP 5 HOLDINGS 4/30/98
---------------------------------------
TYCO INTERNATIONAL, LTD.        3.8%
---------------------------------------
GAP, INC.                       3.4%
---------------------------------------
MCKESSON CORPORATION            3.1%
---------------------------------------
XEROX CORPORATION               2.8%
---------------------------------------
INTERPUBLIC GROUP OF
  COMPANIES, INC.               2.6%
---------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/98
---------------------------------------
$641,884,239
---------------------------------------



                                                                   FIRSTAR FUNDS
                                                                          (LOGO)
--------------------------------------------------------------------------------
                               EQUITY INDEX FUND
--------------------------------------------------------------------------------
Firstar Equity Index Fund seeks to provide investment returns, before Fund expenses, comparable to the price and yield performance of publicly traded stocks in the aggregate, as represented by the S&P 500 Index. The Fund does not use traditional methods of financial and market analysis when making purchase and sale decisions; rather, the Fund invests primarily in common stocks that comprise the S&P 500 Index in proportion to their relative capitalization and sector weightings.

Firstar Equity Index Fund's net asset value of $75.33 on April 30, 1998 represents a total return of +22.1% (no-load) for the six months then ended, which was comparable to the S&P 500's return of +22.5% over the same period.

We believe that by applying a capitalization weighting and sector balancing technique that matches the structure of the S&P 500, as well as using S&P 500 futures contracts to equitize the cash, the Fund should reasonably track the performance of the index.



PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
DANIEL A. TRANCHITA, CFA Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO) and CARL J. SMITH, Assistant Vice President and Portfolio Manager co-manage the Fund - Dan since July 1, 1992 and Carl since January 1, 1996. Dan has been with Firstar since 1989 and has nine years of investment management experience. He received his BA in 1987 and his MBA in 1989 from Marquette University. Dan is a Chartered Financial Analyst. Carl has been with Firstar since 1982 and has six years of investment management experience. He received his BS in 1994 from Cardinal Stritch College.


(PHOTO)                      (PHOTO)
DANIEL A. TRANCHITA, CFA      CARL J. SMITH

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

             FIRSTAR EQUITY          FIRSTAR EQUITY
             INDEX FUND -             INDEX FUND -
               A - NO LOAD             A - LOAD <F1>
           ------------------       ------------------
 10/29/89        10,000                    9,600
    10/90         8,854                    8,501
    10/91        11,767                   11,297
    10/92        12,869                   12,355
    10/93        14,644                   14,059
    10/94        15,157                   14,552
    10/95        19,066                   18,305
    10/96        23,520                   22,581
    10/97        30,830                   29,599
     4/98        37,654                   36,150


This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.





--------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                    Since
                           Fiscal                                 Inception
                        Year-to-Date 1 Year   3 Years  5 Years    12/29/89
--------------------------------------------------------------------------------
FIRSTAR EQUITY
  INDEX FUND -
  A - NO LOAD               22.1      40.1      31.1     22.5       17.2
FIRSTAR EQUITY
  INDEX FUND -
  A - LOAD <F1>             17.3      34.5      29.4     21.5       16.7
S&P 500 STOCK INDEX<F2>     22.5      41.1      32.0     23.3       17.9
--------------------------------------------------------------------------------
<F1> Reflects maximum sales charge of 4.00%

<F2> The S&P500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The load performance for Series A shares has been restated to reflect the impact of the sales charge. Series A performance prior to January 10, 1995, does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced.The performance for the Series Institutional shares have been restated to reflect the elimination of the purchase price adjustment. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)

TOP 5 HOLDINGS 4/30/98
-------------------------------------
GENERAL ELECTRIC COMPANY        3.1%
-------------------------------------
MICROSOFT CORPORATION           2.4%
-------------------------------------
COCA-COLA COMPANY               2.1%
-------------------------------------
EXXON CORPORATION               1.9%
-------------------------------------
PFIZER, INC.                    1.6%
-------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/98
-------------------------------------
$544,526,168
-------------------------------------

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)
--------------------------------------------------------------------------------
                                  GROWTH FUND
--------------------------------------------------------------------------------
The U.S. stock market continued to soar during the six months ended April 30, 1998. The Standard & Poor's 500 Stock Index advanced +22.5% while the Growth Fund kept pace with a return of +22.7% (no-load). This six-month return placed the Fund in the top 25% of all large company stocks funds during the period.

The strong market advance caught many investors by surprise, coming after the best three-year run in recorded market history. Investors also shrugged off the unknown consequences of the Asian economic crisis which had depressed the market during the Fall. Even more surprising was the strong performance of stocks during the first calendar quarter in the face of earnings disappointments. Technology stocks surged despite highly visible profit disappointments from Compaq, Intel and Motorola. Of all company "pre-announcements" of poor earnings, technology stocks represented 37% of the total, yet were the strongest performing group during the January through April period. For the six-month period, technology stocks represented in the S&P 500 advanced 23.3%. Our technology stocks, which were overweighted for the time period in your portfolio, advanced 31.7%. In light of the recent outperformance in the face of downward earnings revisions, we have modestly reduced the exposure to technology stocks within the Growth Fund.

A continuing theme, which has been very consistent over the last three years, is the superior performance of large company stocks compared to small. The last six months were no exception. The return on the S&P 400 was +19.2%, while the S&P 600 advanced +13.2% - trailing the S&P 500 by 3.3% and 9.3%, respectively. While the "broken record" of large company price performance domination is getting old, the relative profit growth of the giant companies is still sufficient to gain attention. The upward shift in company size executed in the Growth Fund last year has been a material contributor to portfolio performance.

The strong performance of Firstar Growth Fund was largely driven by stock selection. Many of our largest holdings were also the strongest performing stocks for the six months including Tyco International (+42%), Lucent Technologies (+69%), Sungard Data Systems (+50%), Cincinnati Bell (+40%), Warner Lambert (+38%) and Carnival Corporation (+42%). See page 49 for a complete listing of portfolio holdings.

The recently announced merger of Citicorp and Travelers is further evidence of an ongoing consolidation in the financial services industry. This consolidation theme, coupled with strong relative earnings gains, continues to make the finance sector attractive and worthy of our continued overweighted position. As mentioned, technology was the first sector to be stung by Asia, and we are wary of further commitments while bad news continues to come forth. We are, however, very comfortable with the consistent growers we own in this overweighted sector. Finally, consumer cyclicals continue to be of interest to us because of strong employment and income gains.

With the S&P 500 at 1130, the market is reflecting economic nirvana. The turmoil in Asia has lowered inflation expectations while the U.S. economy continues to grow at a faster-than-expected pace. In other words, optimism is currently priced into share prices. Given the positive fundamentals and ongoing new cash investment, we continue to believe the stock market has an upward bias; however, we would not be surprised to see greater volatility for the balance of the year as share prices correct at the hint of bad news.


PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
MARIAN E. ZENTMYER, CFA, CFP, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO), MAYA K. BITTAR, CFA, Vice President and Senior Portfolio Manager and WALTER E. DEWEY, CFA, Vice President and Senior Portfolio Manager co-manage the Fund - Marian since June 19, 1996, Maya since December 1, 1996 and Walter since July 7, 1997. Marian has been with Firstar since 1982 and has 20 years of investment management experience. She received her BA from Stanford University in 1978. Maya has been with Firstar since 1993 and has six years of investment management experience. She received her BBA in 1985 and her MBA and MS in 1991 from the University of Wisconsin. Walter has been with Firstar since 1986 and has 15 years of investment management experience. He received his BBA in 1983 from the University of Wisconsin.




(PHOTO)                     (PHOTO)                   (PHOTO)
MARIAN E. ZENTMYER,         MAYA K. BITTAR, CFA       WALTER E. DEWEY, CFA
CFA, CFP


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)
             FIRSTAR GROWTH          FIRSTAR GROWTH
                 FUND -                   FUND -
               A - NO LOAD             A - LOAD <F1>
           ------------------       ------------------
 10/29/92        10,000                    9,600
    10/93        10,753                   10,324
    10/94        10,813                   10,382
    10/95        12,901                   12,387
    10/96        15,291                   14,682
    10/97        18,548                   17,809
     4/98        22,764                   21,857


This chart assumes an initial investment of $10,000 made on 12/29/92 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
-------------------------------------------------------------------------------
                                                                Since
                    Fiscal                                    Inception
                 Year-to-Date  1 Year    3 Years    5 Years    12/29/92
-------------------------------------------------------------------------------
FIRSTAR GROWTH
  FUND -
  A - NO LOAD        22.7       42.3       25.6       18.9       16.7
FIRSTAR GROWTH
  FUND -
  A - LOAD<F1>       17.8       36.6       23.9       17.9       15.8
S&P 500
  STOCK INDEX<F2>    22.5       41.1       32.0       23.3       22.1
-------------------------------------------------------------------------------
<F1> Reflects maximum sales charge of 4.00%.

<F2> The S&P 500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. The load performance for Series A shares has been restated to reflect the impact of the sales charge. Series A performance prior to January 10, 1995, does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)

TOP 5 HOLDINGS 4/30/98
-------------------------------------
TYCO INTERNATIONAL, LTD.        4.6%
-------------------------------------
SUNGARD DATA SYSTEMS, INC       3.4%
-------------------------------------
WARNER-LAMBERT CO.              2.7%
-------------------------------------
PITTSTON BRINK'S GROUP          2.5%
-------------------------------------
CINCINNATI BELL, INC.           2.5%
-------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/98
-------------------------------------
$230,013,953
-------------------------------------




                                                                   FIRSTAR FUNDS
                                                                          (LOGO)
--------------------------------------------------------------------------------
                              SPECIAL GROWTH FUND
--------------------------------------------------------------------------------
As a core mid-capitalization fund, Firstar Special Growth Fund gained +16.1%
(no load) for the six months ended April 30, 1998, compared to a +19.2% return for the benchmark, the S&P MidCap 400 Index. The Fund's return lagged the Russell MidCap Index return of +16.9% during the six-month period, but outpaced the Wilshire MidCap 750 Index return of +15.0%. Since the Fund's first full month of operation in January 1990, the average annual return of +17.0% has beaten the Wilshire MidCap 750 Index return of +16.3% and nearly matched the Russell Midcap Index return of +17.1%. (The S&P MidCap 400 Index did not begin until 1991.)

The Fund continues to be overweighted in the areas of finance, consumer cyclicals, technology, and healthcare. These sectors offer more consistent growth at reasonable prices. At the same time, the Fund has typically underweighted basic materials, capital goods, transportation, and utilities due to their economic variability in earnings and slower growth characteristics. Good performance in the consumer cyclical sector due to holdings such as Dollar General, Jones Apparel, and Bed Bath & Beyond aided Fund performance in the first half of the fiscal year. With a strong consumer, cyclical stocks have outperformed the average stock return. In addition, the Fund's decision to overweight the healthcare and technology sectors has added to the six-month results. The basic materials, capital goods, and transportation sectors continued their strong performance due to a booming economy and low interest rates, thus hurting the Fund's relative results. As the relative growth rates of larger industrial companies slows to a single-digit rate, we believe investors will rotate toward small and mid-sized companies that emphasize sustainable growth and consistent operating results.

During the first half of the fiscal year, the top performing stocks were Dollar General (a deep discount general merchandise retailer), Cadence Design (a design automation software developer), Jones Apparel (a women's apparel manufacturer), Tech Data (a computer hardware and software distributor), and Protective Life (an insurance company). Laggards included ADC Telecommunications (a broad-band telecommunications equipment company), Corrections Corporation of America (a prison operator), Phycor (a physician practice management company), and Teva Pharmaceutical (an Israeli generic drug maker). See page 51 for a complete listing of portfolio holdings.

The Fund's current weighted average market capitalization of $3.9 billion closely matches that of the S&P MidCap 400 Index. The weighted price-to-earnings ratio of the Fund at 26X is slightly higher than the benchmark but the Fund's holdings have estimated earnings growth of near 30%, far greater than the benchmark. We believe the MidCap area of the domestic equity market offers good values at current prices; hence, we remain fully invested.

We feel the Fund is well positioned in the current low inflation, slow growth environment and appreciate your continued support.

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
J. SCOTT HARKNESS, CFA, Chief Investment Officer of Firstar Investment Research &Management Company, LLC (FIRMCO), and TODD M. KRIEG, CFA, JD, Senior Vice President, Senior Portfolio Manager and Research Director co-manage the Fund _ Scott since its inception on December 28, 1989 and Todd since September 1994. Scott has been with Firstar for 18 years and has more than 20 years of investment management experience. He received his BA from the University of Wisconsin in 1977. Todd has been with Firstar for six years and received his BA from Williams College in 1983 and a JD from Georgetown University in 1989. Scott and Todd are both Chartered Financial Analysts.



(PHOTO)                  (PHOTO)
J. SCOTT HARKNESS, CFA   TODD M. KRIEG, CFA, JD


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

         FIRSTAR SPECIAL GROWTH   FIRSTAR SPECIAL GROWTH
                 FUND -                   FUND -
               A - NO LOAD             A - LOAD <F1>
           ------------------       ------------------
 12/29/89        10,000                    9,600
    10/90         8,953                   8,596
    10/91        14,346                   13,774
    10/92        15,617                   14,994
    10/93        18,138                   17,416
    10/94        18,641                   17,898
    10/95        23,406                   22,474
    10/96        26,278                   25,231
    10/97        32,106                   30,827
     4/98        37,266                   35,781


This chart assumes an initial investment of $10,000 made on 12/28/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
-------------------------------------------------------------------------------

                               Fiscal                           Since Inception
                            Year-to-Date<F1> Year 3 Years  5 Years  12/28/89
-------------------------------------------------------------------------------
FIRSTAR SPECIAL GROWTH FUND
     - A - NO LOAD              16.1         36.3    23.3    18.1     17.1
FIRSTAR SPECIAL GROWTH FUND
     - A - LOAD<F1>             11.4         30.8    21.6    17.1     16.5
S&P 500 STOCK INDEX<F2>         22.5         41.1    32.0    23.3     17.9
S&P MIDCAP 400 INDEX<F3>        19.2         47.9    28.4    20.6     18.4
-------------------------------------------------------------------------------
<F1> Reflects maximum sales charge of 4.00%.

<F2> The S&P500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

<F3> The S&PMidCap 400 Index is a capital-weighted index, representing the aggregate market value of the common equity of 400 stocks chosen by Standard &Poor's with a median capitalization of approximately $700 million.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. The load performance for the Series A chares has been restated to reflect the impact of the sales charge. Series A performance prior to January 10, 1995, does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect.
In the absence of fee waivers, total return would be reduced.

A = Series A (retial shares)

TOP 5 HOLDINGS 4/30/98
------------------------------------
PROTECTIVE LIFE CORPORATION     4.8%
------------------------------------
AMBAC, INC.                     4.3%
------------------------------------
HEALTH MANAGEMENT
   ASSOCIATES, INC.             4.1%
------------------------------------
SHARED MEDICAL SYSTEMS
   CORPORATION                  3.9%
------------------------------------
TECH DATA CORPORATION           3.8%
------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/98
------------------------------------
$766,830,892
------------------------------------


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)
--------------------------------------------------------------------------------
                              EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Firstar Emerging Growth Fund seeks capital appreciation through investments in securities of small-sized companies with stock market capitalizations between $250 million and $2 billion. The Fund's current weighted average market capitalization is $900 million, compared to its designated benchmark, the S&P SmallCap 600 Index, at a weighted average market capitalization of $1.0 billion. The first half of the fiscal year is off to a good start for the Fund with a return of +13.9% (no-load) - ahead of the +13.2% return of the S&P SmallCap
600 Index during the same period.

Through the first half of the fiscal year, the Fund ended with a weighted average 1998 price-to-earnings ratio of 23X against a 22X price-to-earnings ratio for the S&P SmallCap 600 Index. At the same time, the estimated 1998 earnings growth rate for Firstar Emerging Growth Fund holdings is over 25%, which is significantly greater than the benchmark index's estimated earnings growth rate. In addition, the Fund's holdings maintain a greater portion of their revenues under long-term contract or recurring revenue streams.

Portfolio holdings which significantly contributed to performance in the first half of the fiscal year included Software AG (a mainframe maintenance and information technology services company), Enhance Financial Services (a municipal bond re-insurer), Acxiom Corporation (a data and direct marketing services provider), Goody's Family Clothing (a moderately priced apparel retailer), Quorum Health Group (a hospital operator), and Mastech (an information technology staffing company). Weak performing holdings included Philip Services (an environmental services provider), Petco Animal Supplies (a pet food store retailer), Graham Field Health (a health care products distributor), and Mentor Corporation (a medical products manufacturer).

The Fund remains overweighted in consumer cyclicals, healthcare, and technology. Underweighted sectors compared to the benchmark included basic materials, transportation, and utilities - mostly due to their slow growth characteristics and sensitivity to economic cycles. The Fund benefited from good relative performance in the consumer cyclical sector and the technology sector due to holdings like Goody's Family Clothing, World Access, Sylvan Learning Systems, Avant!, and JDA Software.

The Fund's performance in finance companies and healthcare companies roughly matched the S&P SmallCap 600 Index. Weak performing sectors included energy and capital goods. Lower oil prices in early calendar 1998 reduced some production expectations in the oil and gas industry while the Fund's capital goods returns were negatively impacted by Philip Services and slower recycling growth. See page 53 for a complete listing of portfolio holdings.

With the Fund's current price-to-earnings ratio approximately equal to that of the larger S&P 500 Index companies, we believe valuations can improve for small and midcap stocks as the relative growth rates of small and mid-sized companies outstrip large stocks. As a result, we are optimistic about Firstar Emerging Growth Fund and look forward to providing our shareowners with attractive growth opportunities.

PORTFOLIO MANAGER PROFILE
------------------------------------------------------------------------------
TODD KRIEG, CFA, JD, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO) and MATTHEW D'ATTILIO, CFA, Vice President and Portfolio Manager have co-managed the Fund since its inception on August 15, 1997. Todd has been with Firstar since 1992 and has six years of investment management experience. He received his BA from Williams College in 1983 and a JD from Georgetown University in 1989. Matt has been with Firstar since 1993 and has five years of investment management experience. He received his BA from Bowdoin College in 1993. Todd and Matt are both Chartered Financial Analysts.


(photo)                (photo)
TODD KEREIG, CFA, JD   MATTHEW D'ATTILIO, CFA


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


        FIRSTAR EMERGING GROWTH   FIRSTAR EMERGING GROWTH
                 FUND -                   FUND -
               A - NO LOAD             A - LOAD <F1>
           ------------------       ------------------
  8/15/97        10,000                    9,600
    10/97        10,310                    9,894
     4/98        11,747                   11,273


This chart assumes an initial investment of $10,000 made on 8/15/97 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
                         CUMMULATIVE RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
-------------------------------------------------------------------------------

                               Fiscal     Since Inception
                            Year-to-Date      8/15/97
-------------------------------------------------------------------------------
FIRSTAR EMERGING GROWTH FUND
   - A - No Load                13.9            17.5
FIRSTAR EMERGING GROWTH FUND
   - A - Load<F1>                9.4            12.7
S&P SMALLCAP 600<F2>            13.2            19.5
WILSHIRE NEXT 1750 INDEX<F3>    14.3            20.8
S&P 500 STOCK INDEX<F4>         22.5            21.6
-------------------------------------------------------------------------------
<F1> Reflects maximum salkes charge of 4.00%

<F2> The S&PSmallCap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations.

<F3> The Wilshire Next 1750 Index is an unmanaged index which shows the next largest 1,750 companies after the Top 750 of the Wilshire 5000 Stock Index.

<F4> The S&P500 Stock Index is an index of an unmanaged group of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail shares)

TOP 5 HOLDINGS 4/30/98
-----------------------------------------
GOODY'S FAMILY CLOTHING, INC.   4.3%
-----------------------------------------
ACXIOM CORPORATION              3.4%
-----------------------------------------
QUORUM HEALTH GROUP, INC.       3.3%
-----------------------------------------
ENHANCE FINANCIAL
  SERVICES GROUP, INC.          2.9%
-----------------------------------------
STEIN MART, INC.                2.9%

------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/98
------------------------------------
$77,184,309
------------------------------------


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)
--------------------------------------------------------------------------------
                                 MICROCAP FUND
--------------------------------------------------------------------------------
Firstar MicroCap Fund ended the first six months of the fiscal year with an impressive return of +18.6% (no-load), outpacing the +11.9% return of its benchmark, the Russell 2000. This outperformance was achieved even though the first three months of this period were somewhat difficult due to the Asia/ Pacific economic crisis (which caused a demand for highly liquid large cap stocks). Sentiment changed in late January, however, as slowing earnings growth of large cap stocks became the focus and small and microcap stocks performed better due to stronger earnings growth, less Asia/Pacific exposure and discounted valuations.

Strong money flows early in 1998 helped the IPO (initial public offering) market take off again after nearly shutting down late in 1997. As a result, the MicroCap Fund was an active participant in new issues. Because we felt stocks with reasonably strong growth and visible earnings would eventually outperform, we emphasized service companies and consumer stocks such as RemedyTemp, Tier Technologies, French Fragrances and A.C. Moore. On the flipside, we eliminated positions where there was a lack of visibility, or high exposure to Asia. Examples include Eltron International and Simulation Sciences.

Another segment which performed well during the past six months was small ticket equipment leasing - a subset of the financial sector. Stocks such as T&W Financial, First Sierra Financial and LINC Capital added approximately +2.61% to the overall performance of the Fund. Additionally, good visibility in computer information technology and its attractive return potential prompted us to emphasize this area by adding Computer Management Sciences, Condor Technology, Data Processing Research Corporation, and E.C. Soft to the portfolio. These holdings added approximately +2.75% to overall performance.

We caution our shareowners to the inherent volatility of this Fund as continued uncertainty in the Far East, liquidity concerns and an interest rate tug-of-war could lead to underperformance. Conversely, given a scenario of lower interest rates and stable global economies, we feel the Fund can outperform.

Looking ahead at the remainder of the fiscal year, however, we feel the MicroCap Fund is prepared for outperformance relative to the Russell 2000. This is due to the Fund's focus on financial, consumer, and service stocks whose valuations are compelling relative to their peers and the overall market, and who have recurring revenues, or strong persistency, in their income statements.

We appreciate your continued confidence in Firstar MicroCap Fund.



PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
JOSEPH A. FROHNA, CFA, CPA, Vice President and Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO) has managed the Fund since September 9, 1997. Joe has been with Firstar since 1995 and has five years of investment management experience. Joe received his BBA from the University of Wisconsin in 1986 and his MBA from the University of Michigan in 1994. Joe is a Chartered Financial Analyst.

(PHOTO)
JOSEPH A. FROHNA, CFA, CPA


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)



        FIRSTAR MICROCAP GROWTH   FIRSTAR MICROCAP GROWTH
                 FUND -                   FUND -
               A - NO LOAD             A - LOAD <F1>
           ------------------       ------------------
   8/1/95        10,000                    9,600
     6/96        16,352                   15,693
    10/96        17,137                   16,446
    10/97        22,240                   21,344
     4/98        26,384                   25,320


This chart assumes an initial investment of $10,000 made on 8/1/95 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
-------------------------------------------------------------------------------
                                       Fiscal             Since Inception
                                    Year-to-Date   1 Year      8/1/95
-------------------------------------------------------------------------------
FIRSTAR MICROCAP FUND
  - A - NO LOAD                         18.6        72.7        42.3
FIRSTAR MICROCAP FUND
  - A - LOAD<F1>                        13.9        65.8        40.2
S&P 500 STOCK INDEX<F2>                 22.5        41.1        31.0
RUSSELL 2000<F3>                        11.9        42.4        20.7
-------------------------------------------------------------------------------

<F1>Reflects maximum sales charge of 4.0%

<F2>The S&P500 Stock Index is an index of an unmanaged group of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

<F3>The Russell 2000, an unmanaged index, consists of
    the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by total market capitalization.

An investment cannot be made directly in an index.

Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail shares)

TOP 5 HOLDINGS 4/30/98
------------------------------------
COINMACH LAUNDRY CORPORATION    3.9%
------------------------------------
REMEDYTEMP, INC.                3.1%
------------------------------------
CAPITAL AUTOMOTIVE REIT         2.7%
------------------------------------
A.C. MOORE ARTS &CRAFTS, INC.   2.6%
------------------------------------
T&W FINANCIAL CORPORATION       2.4%
------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/98
------------------------------------
$135,352,407
------------------------------------



                                                                    FIRSTAR FUND
                                                                          (LOGO)
--------------------------------------------------------------------------------
                           INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
Hansberger Global Investors, Inc. (HGI) has been sub-adviser to the Firstar International Equity Fund since September 2, 1997 and completed its portfolio restructuring effort in the fourth quarter of 1997. The number of holdings in the portfolio has been reduced, but greater diversification was achieved. We purchased stocks that are domiciled in countries that were previously not represented in the portfolio. As of April 30, 1998, the International Equity Fund was broadly diversified among 142 stocks in 39 countries. 92% of the portfolio was invested in stocks, with the largest geographic exposure in Europe (58%), followed by the Far East including Australia/New Zealand (27%), and the Americas (7.7%).

Performance among stock markets varied significantly during the six months ended April 30, 1998, as indices representing European markets gained +26%, Japan declined by -2%, Latin American markets were flat, and emerging Asian markets declined -16.7% on average (as measured by the respective MSCI indices). An important part of HGI's strategy during the fourth quarter of 1997 and early 1998 involved taking advantage of depressed stock prices in Asia and Eastern Europe. These positions have been established with a long-term view as we believe the most rewarding investment opportunities arise when markets are in distress. This strategy was rewarding in many cases - particularly in Korea where stocks have recovered significantly; however, lingering macroeconomic uncertainties continued to depress shares in other Asian countries, Eastern Europe, and Russia, thus contributing to the Fund's short-term underperformance.

Western European stocks continued to perform strongly, and they remain the largest representation in the portfolio (55.2%). This exposure contributed to much of the Fund's positive performance as favorable interest rate trends, strong corporate earnings, and growing domestic liquidity led to strength in European markets. HGI remains underweighted in the Japanese market, but the Fund benefited from the relative outperformance of individual Japanese holdings.

As European stock markets continue to rise, strong expectations are increasingly discounted in companies' valuations. HGI's largest regional exposure remains in Europe, but an increasing number of new ideas are being discovered in the depressed Asian and Eastern European stock markets. We will continue to focus on quality, undervalued companies with a long-term investment horizon and low portfolio turnover.

We appreciate your confidence in Firstar International Equity Fund.

Note: Investments in foreign securities involve some risk not associated with investments in domestic securities such as foreign currency fluctuations, and economic and political risks.

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
JAMES E. CHANEY, Chief Investment Officer of Hansberger Global Investors, Inc.
(HGI), the Fund's sub-adviser, JOHN HOCK, CFA, Research Analyst and Assistant Portfolio Manager of HGI, ROBERT MAZUELOS, Research Analyst and Assistant Portfolio Manager of HGI, and DANIEL A. TRANCHITA, CFA, Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO), the Fund's adviser, co-manage the Fund - James, John and Robert since September 2, 1997 (when the sub-advisory agreement with HGI went into affect) and Dan since the funds inception April 28, 1994. Jim has been with HGI since 1996 and has 14 years of investment management experience. He received his BS from the University of Massachusetts - Amherst in 1979, his MS from Northeastern University in 1983 and his MBA from Columbia University in 1987. John has been with HGI since 1995 and has eight years of investment management experience. He received his BS from Cornell University in 1990 and his MBA from New York University in 1995. John is a Chartered Financial Analyst. Robert has been with HGI since 1995 and has eight years of investment management experience. He received his BS from the University of Florida in 1990. Dan has been with Firstar since 1989 and has nine years of investment management experience. He received his BA in 1987 and his MBA in 1989 from Marquette University. Dan is a Chartered Financial Analyst.

(PHOTO)                   (PHOTO)            (PHOTO)             (PHOTO)
JAMES E. CHANEY           JOHN HOCK, CFA     ROBERT MAZUELOS     DANIEL
                                                                 TRANCHITA, CFA


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)



         FIRSTAR INTERNATIONAL     FIRSTAR INTERNATIONAL
                EQUITY                   EQUITY
                 FUND -                   FUND -
               A - NO LOAD             A - LOAD <F1>
           ------------------       ------------------
  4/28/94        10,000                    9,600
    10/94         9,995                    9,597
    10/95         9,600                    9,218
    10/96        10,363                    9,951
    10/97         9,814                    9,424
     4/98        10,580                   10,158



This chart assumes an initial investment of $10,000 made on 4/28/94 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------
                           Fiscal                         Since Inception
                        Year-to-Date   1 Year     3 Years     4/28/94
--------------------------------------------------------------------------------
FIRSTAR INTERNATIONAL
  EQUITY FUND - NO LOAD      7.8         2.6         1.9        1.4
FIRSTAR INTERNATIONAL
  EQUITY FUND - LOAD<F1>     3.5        (1.5)        0.6        0.4
EAFE INDEX<F2>              15.4        18.9         9.5        8.5
--------------------------------------------------------------------------------
<F1> Reflects maximum sales charge of 4.00%.

<F2> The Morgan Stanley Capital International Europe, Australia and Far East
     Index, ("MSCI/EAFE") is an unmanaged index composed of companies representative of the market structure of 20 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The load performance for Series A shares has been restated to reflect the impact of the sales charge. Series A performance prior to January 10, 1995, does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced.The performance for the Series Institutional shares have been restated to reflect the elimination of the purchase price adjustment. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)

TOP 5 COUNTRIES 4/30/98
-----------------------------------
GREAT BRITAIN                  13.6%
-----------------------------------
FRANCE                          6.5%
-----------------------------------
HONG KONG                       5.9%
-----------------------------------
JAPAN                           5.7%
-----------------------------------
SPAIN                           5.6%
-----------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/98
-----------------------------------
$74,313,259
-----------------------------------

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)



STATEMENT OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
APRIL 30, 1998
(UNAUDITED)
                                                         BALANCED GROWTH   GROWTH AND INCOME    EQUITY INDEX
                                                               FUND               FUND              FUND
                                                         ----------------  ------------------   ------------
ASSETS:
  Investments, at value (cost $188,225, $402,858,
    $306,672, $141,233, $502,585, $68,292,
    $106,708, and $73,567, respectively)                   $242,558             $645,360          $543,415
  Foreign currency (cost $401)                                    _                    _                 _
  Cash                                                            _                    _                 _
  Income receivable                                           1,278                1,003               647
  Capital shares sold                                         2,084                2,117             1,120
  Receivable for securities sold                              2,874                2,588               560
  Receivable for foreign currency sold                            _                    _                 _
  Other assets                                                   17                   22                24
                                                          ---------            ---------         ---------
    Total Assets                                            248,811              651,090           545,766
                                                          ---------            ---------         ---------

LIABILITIES:
  Payable for securities purchased                            2,215                8,083               803
  Payable for foreign currency purchased                          _                    _                 _
  Capital shares redeemed                                       161                  577               198
  Payable to affiliates                                         181                  518               216
  Accrued expenses and other liabilities                         19                   28                23
                                                          ---------            ---------         ---------

    Total Liabilities                                         2,576                9,206             1,240
                                                          ---------            ---------         ---------

NET ASSETS                                                 $246,235             $641,884          $544,526
                                                          =========            =========         =========

NET ASSETS CONSIST OF:
  Capital stock                                            $185,324             $374,884          $302,760
  Undistributed net investment income (loss)                    438                  666               551
  Undistributed accumulated net
    realized gains (losses) on:
      Investments                                             6,140               23,832             3,721
      Foreign currency                                            _                    _                 _
  Unrealized net appreciation
    (depreciation) on:
      Investments                                            54,333              242,502           236,743
      Futures contracts                                           _                    _               751
      Foreign currency                                            _                    _                 _
                                                          ---------            ---------         ---------

    Total Net Assets                                       $246,235             $641,884          $544,526
                                                          =========            =========         =========

SERIES A:
  Net assets                                               $ 58,744             $178,853          $105,331
  Shares authorized ($.0001 par value)                      500,000              500,000           500,000
  Shares issued and outstanding                               1,869                3,854             1,398
  Net asset value and redemption price per share<F1>         $31.43               $46.41            $75.33
                                                          =========            =========         =========
  Maximum offering price per share<F1>                       $32.74               $48.34            $78.47
                                                          =========            =========         =========

SERIES INSTITUTIONAL:
  Net assets                                               $187,491             $463,031          $439,195
  Shares authorized ($.0001 par value)                      500,000              500,000           500,000
  Shares issued and outstanding                               5,958                9,966             5,824
  Net asset value, redemption price and
     offering price per share<F1>                            $31.47               $46.46            $75.41
                                                          =========            =========         =========

<F1> Amounts may not recalculate due to rounding.


                        See notes to the financial statements.




         FIRSTAR FUNDS
                (LOGO)


                                                                         SPECIAL         EMERGING                     INTERNATIONAL
                                                       GROWTH            GROWTH           GROWTH         MICROCAP         EQUITY
                                                        FUND              FUND             FUND            FUND            FUND
                                                  ----------------   --------------    ------------     ---------    ---------------
ASSETS:
  Investments, at value (cost $188,225, $402,858,
    $306,672, $141,233, $502,585, $68,292,
    $106,708, and $73,567, respectively)               $225,345         $766,003          $ 76,990     $138,399         $ 72,678

  Foreign currency (cost $401)                                _                _                 _            _             382
  Cash                                                        _                _                 _            _              694
  Income receivable                                         166              155                65           14              413
  Capital shares sold                                       447            1,201               298          _00              159
  Receivable for securities sold                          5,138            8,077             3,015          241              603
  Receivable for foreign currency sold                        _                _                 _            _                4
  Other assets                                               14               17                46           23               16
                                                      ---------        ---------         ---------    ---------        ---------

    Total Assets                                        231,110          775,453            80,414      138,677           74,949
                                                      ---------        ---------         ---------    ---------        ---------

LIABILITIES:
  Payable for securities purchased                          741            7,153             3,138        2,951              370
  Payable for foreign currency purchased                      _                _                 _            _                _
  Capital shares redeemed                                   136              775                 6          175               22
  Payable to affiliates                                     202              649                76          193              100
  Accrued expenses and other liabilities                     17               45                10            6              144
                                                      ---------        ---------         ---------    ---------        ---------

    Total Liabilities                                     1,096            8,622             3,230        3,325              636
                                                      ---------        ---------         ---------    ---------        ---------

NET ASSETS                                             $230,014         $766,831          $ 77,184     $135,352         $ 74,313
                                                      =========        =========         =========    =========        =========

NET ASSETS CONSIST OF:
  Capital stock                                        $128,356         $485,022          $ 67,086     $ 87,232         $ 75,238
  Undistributed net investment income (loss)                 10          (1,020)               (8)        (933)              273
  Undistributed accumulated net
    realized gains (losses) on:
      Investments                                        17,536           19,411             1,408       17,362            (214)
      Foreign currency                                        _                _                 _            _             (76)
  Unrealized net appreciation
    (depreciation) on:
      Investments                                        84,112          263,418             8,698       31,691            (889)
      Futures contracts                                       _                _                 _            _                _
      Foreign currency                                        _                _                 _            _             (19)
                                                      ---------        ---------         ---------    ---------        ---------

    Total Net Assets                                   $230,014         $766,831           $77,184     $135,352         $ 74,313
                                                      =========        =========         =========    =========        =========

SERIES A:
  Net assets                                           $ 34,481         $172,611           $10,598     $ 18,772           $7,910
  Shares authorized ($.0001 par value)                  500,000          500,000           500,000      500,000          500,000
  Shares issued and outstanding                             933            3,722               909        1,000              405
  Net asset value and redemption price per share<F1>     $36.97           $46.37            $11.66       $18.76           $19.52
                                                      =========        =========         =========    =========        =========
  Maximum offering price per share<F1>                   $38.51           $48.30            $12.15       $19.54           $20.33
                                                      =========        =========         =========    =========        =========

SERIES INSTITUTIONAL:
  Net assets                                           $195,533         $594,220          $ 66,586     $116,580         $ 66,403
  Shares authorized ($.0001 par value)                  500,000          500,000           500,000      500,000          500,000
  Shares issued and outstanding                           5,247           12,690             5,704        6,167            3,389
  Net asset value, redemption price and
     offering price per share<F1>                        $37.26           $46.83            $11.67       $18.90           $19.59
                                                      =========        =========         =========    =========        =========

<F1> Amounts may not recalculate due to rounding.



                     See notes to the financial statements.



                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
(UNAUDITED)                                          BALANCED GROWTH FUND       GROWTH AND INCOME FUND
                                                   -------------------------  --------------------------
                                                    Six months        Year       Six months     Year
                                                       ended          ended        ended       ended
                                                     April 30,      Oct. 31,     April 30,    Oct. 31,
                                                       1998           1997          1998        1997
                                                     ---------      ---------    ---------   ---------
                                                   (Unaudited)                   (Unaudited)

OPERATIONS:
  Net investment income (loss)                      $  2,301       $  4,197      $  2,674   $  5,272
  Net realized gain on:
    Investments                                        6,617         17,108        23,870     17,736
    Foreign currency                                       _              _             _          _
  Change in unrealized
    appreciation on:
      Investments                                     19,372          9,540        89,776     83,976
      Foreign currency                                     _              _             _          _
                                                   ---------      ---------     ---------  ---------
Net increase in net assets
    resulting from operations                         28,290         30,845       116,320    106,984
                                                   ---------      ---------     ---------  ---------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                         42,455         82,936       104,520    182,721
  Shares issued to owners in
    reinvestment of dividends                         19,178         13,325        18,105     27,125
  Shares redeemed                                    (32,617)       (63,501)      (70,872)   (90,531)
                                                   ---------      ---------     ---------  ---------
  Net increase in net assets
    as a result of capital
    share transactions                                29,016         32,760        51,753    119,315
                                                   ---------      ---------     ---------  ---------

DISTRIBUTIONS TO SERIES
   A SHAREOWNERS:
  From net investment income                            (490)          (722)         (576)    (1,107)
  From net realized gains                             (3,620)        (1,751)       (4,638)    (5,918)
                                                   ---------      ---------     ---------  ---------
                                                      (4,110)        (2,473)       (5,214)    (7,025)
                                                   ---------      ---------     ---------  ---------

DISTRIBUTIONS TO SERIES
  INSTITUTIONAL SHAREOWNERS:
  From net investment income                          (1,833)        (3,385)       (1,967)    (4,136)
  From net realized gains                            (13,536)        (7,788)      (13,098)   (19,246)
                                                   ---------      ---------     ---------  ---------
                                                     (15,369)       (11,173)      (15,065)   (23,382)
                                                   ---------      ---------     ---------  ---------

TOTAL INCREASE IN NET ASSETS                          37,827         49,959       147,794    195,892

NET ASSETS:
  Beginning of period                                208,408        158,449       494,090    298,198
                                                   ---------      ---------     ---------  ---------

  End of period (including
     undistributed net investment
     income (loss) of $438, $460,
     $666, $535, $551, $513, $10, $121,
    $(1,020), $(2), $(8) and $117,
     respectively)                                  $246,235       $208,408      $641,884   $494,090
                                                   =========      =========     =========  =========

<F1> Commencement of operations.

                    See notes to the financial statements.


         FIRSTAR FUNDS
                (LOGO)



STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
(UNAUDITED)                                 EQUITY INDEX            GROWTH              SPECIAL GROWTH        EMERGING GROWTH
                                                FUND                 FUND                    FUND                  FUND
                                       -------------------------------------------   -------------------    ------------------
                                       Six months    Year     Six months    Year     Six months   Year   Six monthsAug.15, 1997<F1>
                                         ended       ended       ended     ended       ended      ended     ended      through
                                       April 30,   Oct. 31,    April 30,  Oct. 31,   April 30,  Oct. 31,  April 30,    Oct. 31,
                                          1998       1997        1998       1997        1998      1997      1998         1997
                                       ---------   ---------   --------- ---------   ---------  --------- ---------   ---------
                                      (Unaudited)             (Unaudited)            (Unaudited)         (Unaudited)

OPERATIONS:
  Net investment income (loss)        $  3,137  $  5,279     $     90    $   119  $  (1,021)$  (2,028)   $     6            _
  Net realized gain on:
    Investments                          4,316     7,245       17,766     30,037     20,540    70,219      1,411         $117
    Foreign currency                         _         _            _          _          _         _          _          306
  Change in unrealized
    appreciation on:
      Investments                       84,860    68,766       26,792      6,762     90,219    67,861      7,824          873
      Foreign currency                       _         _            _          _          _         _          _            _
                                     --------- ---------    ---------  ---------  --------- ---------  ---------    ---------
  Net increase in net assets
    resulting from operations           92,313    81,290       44,648     36,918    109,738   136,052      9,241        1,296
                                     --------- ---------    ---------  ---------  --------- ---------  ---------    ---------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                          104,366   164,226       30,893     56,737     82,477   204,220     18,206       52,281
  Shares issued to owners in
    reinvestment of dividends            9,298     7,676       23,938      5,867     64,516    67,741        352            _
  Shares redeemed                      (43,819) (103,969)     (45,805)   (57,271)  (134,766) (210,150)    (3,575)        (178)
                                     --------- ---------    ---------  ---------  --------- ---------  ---------    ---------
  Net increase in net assets
    as a result of capital
    share transactions                  69,845    67,933        9,026      5,333     12,227    61,811     14,983       52,103
                                     --------- ---------    ---------  ---------  --------- ---------  ---------    ---------

DISTRIBUTIONS TO SERIES
   A SHAREOWNERS:
  From net investment income              (537)     (822)         (16)         _          3         _        (12)           _
  From net realized gains               (1,399)     (516)      (3,671)      (740)   (14,739)  (14,101)       (33)           _
                                     --------- ---------    ---------  ---------  --------- ---------  ---------    ---------
                                        (1,936)   (1,338)      (3,687)      (740)   (14,736)  (14,101)       (45)           _
                                     --------- ---------    ---------  ---------  --------- ---------  ---------    ---------

DISTRIBUTIONS TO SERIES
  INSTITUTIONAL SHAREOWNERS:
  From net investment income            (2,562)   (4,327)        (185)         _          _         _       (118)           _
  From net realized gains               (5,759)   (2,661)     (26,481)    (6,747)   (56,822)  (61,354)      (276)           _
                                     --------- ---------    ---------  ---------  --------- ---------  ---------    ---------
                                        (8,321)   (6,988)     (26,666)    (6,747)   (56,822)  (61,354)      (394)           _
                                     --------- ---------    ---------  ---------  --------- ---------  ---------    ---------

TOTAL INCREASE IN NET ASSETS           151,901   140,897       23,321     34,764     50,407   122,408     23,785       53,399

NET ASSETS:
  Beginning of period                  392,625   251,728      206,693    171,929    716,424   594,016     53,399            _
                                     --------- ---------    ---------  ---------  --------- ---------  ---------    ---------

  End of period (including
     undistributed net investment
     income (loss) of $438, $460,
     $666, $535, $551, $513, $10, $121,
    $(1,020), $(2), $(8) and $117,
     respectively)                    $544,526  $392,625     $230,014   $206,693   $766,831  $716,424    $77,184      $53,399
                                     ========= =========    =========  =========  ========= =========  =========    =========

<F1> Commencement of operations.

                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
(UNAUDITED)                                             MICROCAP FUND              INTERNATIONAL EQUITY FUND
                                                   ------------------------      ----------------------------
                                                   Six months         Year         Six months          Year
                                                      ended          ended           ended            ended
                                                 April 30, 1998  Oct. 31, 1997   April 30, 1998   Oct. 31, 1997
                                                 --------------- -------------   --------------   --------------
                                                   (Unaudited)                    (Unaudited)

OPERATIONS:
  Net investment income (loss)                  $     (930)         $ (1,086)      $   307         $  (174)
  Net realized gain (loss) on:
    Investments                                     17,375            12,681          (211)          1,964
    Foreign currency                                     _                 _           (76)             28
  Change in unrealized appreciation
    (depreciation) on:
      Investments                                    5,223            13,904         5,340          (5,960)
      Foreign currency                                   _                 _           (26)             (1)
                                                 ---------         ---------     ---------       ---------
Net increase (decrease) in net assets
    resulting from operations                       21,668            25,499         5,334          (4,143)
                                                 ---------         ---------     ---------       ---------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                        1,787            28,930        10,162          32,361
  Shares issued to owners in
    reinvestment of dividends                        9,448            11,413         1,248           1,265
  Shares redeemed                                   (6,770)           (8,081)       (4,574)        (11,236)
                                                 ---------         ---------     ---------       ---------
  Net increase in net assets as a
    result of capital share transactions             4,465            32,262         6,836          22,390
                                                 ---------         ---------     ---------       ---------

DISTRIBUTIONS TO SERIES A SHAREOWNERS:
  From net investment income                             _                 _           (31)            (25)
  From net realized gains                           (1,599)           (1,540)         (135)            (92)
                                                 ---------         ---------     ---------       ---------
                                                    (1,599)           (1,540)         (166)           (117)
                                                 ---------         ---------     ---------       ---------

DISTRIBUTIONS TO SERIES INSTITUTIONAL
  SHAREOWNERS:
  From net investment income                             _                 _          (277)           (363)
  From net realized gains                           (9,815)          (11,229)       (1,122)         (1,010)
                                                 ---------         ---------     ---------       ---------
                                                    (9,815)          (11,229)       (1,399)         (1,373)
                                                 ---------         ---------     ---------       ---------

TOTAL INCREASE IN NET ASSETS                        14,719            44,992        10,605          16,757

NET ASSETS:
  Beginning of period                              120,633            75,641        63,708          46,951

                                                 ---------         ---------     ---------       ---------

  End of period (including undistributed
     net investment income
    (loss) of $(933), $(2),
     $273 and $275, respectively)                 $135,352          $120,633       $74,313         $63,708
                                                 =========         =========     =========       =========


                     See notes to the financial statements.


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

FINANCIAL HIGHLIGHTS

                                                                     BALANCED GROWTH FUND
                              --------------------------------------------------------------------------------------------------
                              Six months ended      Year ended           Year ended          Year ended           Year ended
                               April 30, 1998    October 31, 1997     October 31, 1996  October 31, 1995<F3>     October 31,
                             ----------------- --------------------   ----------------- ---------------------  ----------------
                             Series     Series   Series    Series     Series   Series     Series      Series
                                A       Inst'l.     A      Inst'l.      A      Inst'l.      A        Inst'l.     1994     1993
                             ------     ------   ------    ------     ------    -----    -------      ------    ------   ------
Per Share Data:                  (Unaudited)
Net asset value,
  beginning of period         $30.48     $30.51   $27.98    $27.99      $25.89   $25.90     $22.10     $22.10    $22.76   $20.49

Income from investment
   operations:
    Net investment income       0.27       0.30     0.58      0.66        0.47<F8> 0.55<F8>   0.49       0.53      0.44     0.47

  Net realized and
     unrealized gains
     (losses) on securities     3.46       3.47     4.19      4.20        2.64     2.62       3.77       3.78     (0.66)    2.27
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----
  Total from investment
     operations                 3.73       3.77     4.77      4.86        3.11     3.17       4.26       4.31     (0.22)    2.74
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----
Less distributions:
  Dividends from net
    investment income          (0.28)     (0.31)   (0.59)    (0.66)      (0.47)   (0.53)     (0.47)     (0.51)    (0.44)   (0.47)
  Distributions from
     capital gains             (2.50)     (2.50)   (1.68)    (1.68)      (0.55)   (0.55)      _          _         _        _
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----

  Total distributions          (2.78)     (2.81)   (2.27)    (2.34)      (1.02)   (1.08)     (0.47)     (0.51)    (0.44)   (0.47)
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----

Net asset value,
    end of period             $31.43     $31.47   $30.48    $30.51      $27.98   $27.99     $25.89     $25.90    $22.10   $22.76
                               =====      =====    =====      =====      =====     =====     =====      =====      =====   =====

Total return <F4><F5>          13.38%     13.50%   18.07%    18.39%      12.30%   12.56%     19.55%     19.79%    (0.93)%  13.49%

Supplemental data
    and ratios:
  Net assets, in thousands,
     end of period          $58,744   $187,491   $44,026  $164,382     $29,034 $129,415    $21,832   $104,552    $94,657 $82,099
  Ratio of net
    expenses to average
    net assets <F6>             1.00%      0.75%    1.00%     0.75%       1.00%    0.75%      0.94%      0.75%     0.75%    0.75%
  Ratio of net investment
    income to average net
    assets <F6>                 1.89%      2.14%    2.06%     2.31%       1.80%    2.05%      2.05%      2.24%     2.03%    2.24%

  Portfolio turnover
    rate <F4><F7>              24.80%     24.80%   69.90%    69.90%      63.91%   63.91%     61.87%     61.87%    59.77%   71.60%

  Average commission rate
    paid <F7>                 $0.0496    $0.0496    $0.0552  $0.0552   $0.0581     $0.0581




<F1> Commencement of operations.
<F2> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F4> Not annualized for the period ended October 31, 1993, for the Growth Fund, for the period ended October 31, 1997, for the Emerging Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April 30, 1998 for all Funds.
<F5> The total return does not reflect the 4% front-end sales charge for Series
     A.
<F6> Annualized for the period ended October 31, 1993, for the Growth Fund, for the period ended October 31, 1997, for the Emerging Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, for the period ended October 31, 1994, for the International Equity Fund and for the period ended April 30, 1998 for all Funds.
<F7> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F9> Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisors.


                     See notes to the financial statements.



                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


FINANCIAL HIGHLIGHTS


                                                                    GROWTH AND INCOME FUND
                              --------------------------------------------------------------------------------------------------
                              Six months ended      Year ended           Year ended          Year ended           Year ended
                               April 30, 1998    October 31, 1997     October 31, 1996  October 31, 1995<F3>     October 31,
                             ----------------- --------------------   ----------------- ---------------------  ----------------
                             Series     Series   Series    Series     Series   Series     Series      Series
                                A       Inst'l.     A      Inst'l.      A      Inst'l.      A        Inst'l.     1994   1993<F2>
                             ------     ------   ------    ------     ------    -----    -------      ------    ------   ------
Per Share Data:                  (Unaudited)
Net asset value,
  beginning of period         $39.24     $39.28   $33.07    $33.08      $27.62   $27.63     $23.09     $23.09    $23.70   $22.27

Income from investment
   operations:
    Net investment income       0.16       0.21     0.37      0.46        0.42<F8> 0.50<F8>   0.37       0.42      0.43     0.56

  Net realized and
     unrealized gains
     (losses) on securities     8.56       8.56     8.92      8.94        6.61     6.61       5.14       5.14     (0.03)    1.63
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----
  Total from investment
     operations                 8.72       8.77     9.29      9.40        7.03     7.11       5.51       5.56      0.40     2.19
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----
Less distributions:
  Dividends from net
    investment income          (0.16)     (0.20)   (0.39)    (0.47)      (0.39)   (0.47)     (0.38)     (0.42)    (0.42)   (0.57)
  Distributions from
     capital gains             (1.39)     (1.39)   (2.73)    (2.73)      (1.19)   (1.19)     (0.60)     (0.60)    (0.59)   (0.19)
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----

  Total distributions          (1.55)     (1.59)   (3.12)    (3.20)      (1.58)   (1.66)     (0.98)     (1.02)    (1.01)   (0.76)
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----

Net asset value,
    end of period             $46.41     $46.46   $39.24    $39.28      $33.07   $33.08     $27.62     $27.63    $23.09   $23.70
                               =====      =====    =====      =====      =====     =====     =====      =====      =====   =====

Total return <F4><F5>          22.88%     23.00%   30.47%    30.83%      26.62%   26.90%     24.75%     25.00%     1.84%    9.93%

Supplemental data
    and ratios:
  Net assets, in thousands,
     end of period         $178,853   $463,031  $128,070  $366,020     $71,310 $226,888    $42,424   $162,752   $164,053$160,704
  Ratio of net
    expenses to average
    net assets <F6>             1.12%      0.87%    1.12%     0.87%       1.15%    0.90%      1.09%      0.90%     0.90%    0.88%
  Ratio of net investment
    income to average net
    assets <F6>                 0.77%      1.02%    1.09%     1.34%       1.42%    1.67%      1.51%      1.70%     1.89%    2.44%

  Portfolio turnover
    rate <F4><F7>              19.34%     19.34%   31.36%    31.36%      51.37%   51.37%     47.85%     47.85%    56.85%   86.24%

  Average commission rate
    paid <F7>                  $0.0505    $0.0505  $0.0558   $0.0558     $0.0573  $0.0573

<F1> Commencement of operations.
<F2> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F4> Not annualized for the period ended October 31, 1993, for the Growth Fund, for the period ended October 31, 1997, for the Emerging Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April 30, 1998 for all Funds.
<F5> The total return does not reflect the 4% front-end sales charge for Series
     A.
<F6> Annualized for the period ended October 31, 1993, for the Growth Fund, for the period ended October 31, 1997, for the Emerging Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, for the period ended October 31, 1994, for the International Equity Fund and for the period ended April 30, 1998 for all Funds.
<F7> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F9> Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisors.
<F10>Net investment income per share is calculated using the average shares
     outstanding.Commencement of operations.


                     See notes to the financial statements.

         FIRSTAR FUNDS
                (LOGO)







                                                                      EQUITY INDEX  FUND
                              --------------------------------------------------------------------------------------------------
                              Six months ended      Year ended           Year ended          Year ended           Year ended
                               April 30, 1998    October 31, 1997     October 31, 1996  October 31, 1995<F3>     October 31,
                             ----------------- --------------------   ----------------- ---------------------  ----------------
                             Series     Series   Series    Series     Series   Series     Series      Series
                                A       Inst'l.     A      Inst'l.      A      Inst'l.      A        Inst'l.     1994     1993
                             ------     ------   ------    ------     ------    -----    -------      ------    ------   ------
Per Share Data:                  (Unaudited)
Net asset value,
  beginning of period         $63.11     $63.16   $49.40    $49.43      $41.07   $41.08     $33.41     $33.41    $33.04   $29.72

Income from investment
   operations:
    Net investment income       0.40<F10>  0.49<F10>0.80      0.95        0.77<F8> 0.91<F8>   0.70       0.76      0.77     0.75

  Net realized and
     unrealized gains
     (losses) on securities    13.34      13.35    14.33     14.33        8.69     8.68       7.70       7.71      0.35     3.32
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----
  Total from investment
     operations                13.74      13.84    15.13     15.28        9.46     9.59       8.40       8.47      1.12     4.07
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----
Less distributions:
  Dividends from net
    investment income          (0.41)     (0.48)   (0.81)    (0.94)      (0.78)   (0.89)     (0.68)     (0.74)    (0.75)   (0.75)
  Distributions from
     capital gains             (1.11)     (1.11)   (0.61)    (0.61)      (0.35)   (0.35)     (0.06)     (0.06)     _          _
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----

  Total distributions          (1.52)     (1.59)   (1.42)    (1.55)      (1.13)   (1.24)     (0.74)     (0.80)    (0.75)   (0.75)
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----

Net asset value,
    end of period             $75.33     $75.41   $63.11    $63.16      $49.40   $49.43     $41.07     $41.08    $33.41   $33.04
                               =====      =====    =====      =====      =====     =====     =====      =====      =====   =====

Total return <F4><F5>          22.14%     22.28%   31.08%    31.38%      23.36%   23.68%     25.79%     26.02%     3.51%   13.79%

Supplemental data
    and ratios:
  Net assets, in thousands,
     end of period         $105,331   $439,195   $76,866  $315,759     $39,656 $212,072    $18,663   $138,106   $107,563 $83,820
  Ratio of net
    expenses to average
    net assets <F6>             0.62%      0.37%    0.63%     0.38%       0.66%    0.41%      0.66%      0.46%     0.50%    0.50%
  Ratio of net investment
    income to average net
    assets <F6>                 1.17%      1.42%    1.40%     1.66%       1.76%    2.01%      2.14%      2.34%     2.38%    2.32%

  Portfolio turnover
    rate <F4><F7>               2.11%      2.11%    9.81%     9.81%       7.48%    7.48%      4.61%      4.61%    13.28%   13.78%

  Average commission rate
    paid <F7>                  $0.0559    $0.0559  $0.0592   $0.0592     $0.0604  $0.0604


                     See notes to the financial statements.



                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


FINANCIAL HIGHLIGHTS


                                                                         GROWTH FUND
                              --------------------------------------------------------------------------------------------------
                              Six months ended      Year ended           Year ended          Year ended       Year  Dec 29, 1992<F2>
                               April 30, 1998    October 31, 1997     October 31, 1996  October 31, 1995<F3>  ended     through
                             ----------------- --------------------   ----------------- ---------------------
                             Series     Series   Series    Series     Series   Series     Series      Series Oct. 31,   Oct. 31,
                                A       Inst'l.     A      Inst'l.      A      Inst'l.      A        Inst'l.   1994       1993
                             ------     ------   ------    ------     ------    -----    -------      ------  ------     ------
Per Share Data:                  (Unaudited)
Net asset value,
  beginning of period         $35.27     $35.48   $30.32    $30.43      $25.58   $25.61     $21.47     $21.47  $21.40     $20.09

Income from investment
   operations:
    Net investment income      (0.03)      0.02    (0.05) <F8>0.04<F8>(0.07) <F8>(0.01) <F8>(0.02)       0.03    0.06       0.09

  Net realized and
     unrealized gains
     (losses) on securities     6.92       6.96     6.30      6.31        4.81     4.83       4.16       4.16    0.06       1.32
                               -----       -----    -----     -----       -----    -----      -----      -----   -----      -----
  Total from investment
     operations                 6.89       6.98     6.25      6.35        4.74     4.82       4.14       4.19    0.12       1.41
                               -----       -----    -----     -----       -----    -----      -----      -----   -----      -----
Less distributions:
  Dividends from net
    investment income          (0.02)     (0.03)    _         _           _        _         (0.03)     (0.05)  (0.05)     (0.10)
  Distributions from
     capital gains             (5.17)     (5.17)   (1.30)    (1.30)       _        _          _          _       _          _
                               -----       -----    -----     -----       -----    -----      -----      -----   -----      -----

  Total distributions          (5.19)     (5.20)   (1.30)    (1.30)       _        _         (0.03)     (0.05)  (0.05)     (0.10)
                               -----       -----    -----     -----       -----    -----      -----       -----   -----      -----

Net asset value,
    end of period             $36.97     $37.26   $35.27    $35.48      $30.32   $30.43      $25.58     $25.61   $21.47     $21.40
                               =====      =====    =====      =====      =====     =====      =====      =====    =====      =====

Total return <F4><F5>          22.73%     22.88%   21.30%    21.56%      18.53%   18.82%      19.31%     19.55%   0.56%      7.53%

Supplemental data
    and ratios:
  Net assets, in thousands,
     end of period            $34,481   $195,533   $25,043 $181,650     $16,636 $155,293     $10,105   $134,428 $113,197   $84,467
  Ratio of net
    expenses to average
    net assets <F6>             1.14%      0.89%    1.14%     0.89%       1.15%    0.90%      1.09%      0.90%   0.88%      0.89%
  Ratio of net investment
    income to average net
    assets <F6>                (0.13)%     0.12%   (0.16)%    0.09%      (0.29)%  (0.04)%    (0.06)%     0.13%   0.30%      0.57%

  Portfolio turnover
    rate <F4><F7>               21.38%     21.38%   62.09%    62.09%      56.75%   56.75%     49.84%     49.84%  33.24%     46.29%

  Average commission rate
    paid <F7>                  $0.0498    $0.0498  $0.0557   $0.0557     $0.0582  $0.0582

<F1> Commencement of operations.
<F2> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F4> Not annualized for the period ended October 31, 1993, for the Growth Fund, for the period ended October 31, 1997, for the Emerging Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April 30, 1998 for all Funds.
<F5> The total return does not reflect the 4% front-end sales charge for Series
     A.
<F6> Annualized for the period ended October 31, 1993, for the Growth Fund, for the period ended October 31, 1997, for the Emerging Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, for the period ended October 31, 1994, for the International Equity Fund and for the period ended April 30, 1998 for all Funds.
<F7> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F9> Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisors.
<F10>Net investment income per share is calculated using the average shares
     outstanding.Commencement of operations.


               See notes to the financial statements.



                                              FIRSTAR FUNDS
                                                     (LOGO)




                                                                     SPECIAL GROWTH FUND
                              --------------------------------------------------------------------------------------------------
                              Six months ended      Year ended           Year ended          Year ended           Year ended
                               April 30, 1998    October 31, 1997     October 31, 1996  October 31, 1995<F3>     October 31,
                             ----------------- --------------------   ----------------- ---------------------  ----------------
                             Series     Series   Series    Series     Series   Series     Series      Series
                                A       Inst'l.     A      Inst'l.      A      Inst'l.      A        Inst'l.     1994     1993
                             ------     ------   ------    ------     ------    -----    -------      ------    ------   ------
Per Share Data:                  (Unaudited)
Net asset value,
  beginning of period         $44.36     $44.70   $41.38    $41.58    $41.40    $41.47   $33.19      $33.19    $32.34   $28.50

Income from investment
   operations:
    Net investment income    (0.10)<F10> (0.05)<F10>(0.20)<F8>(0.11)<F8>(0.13)<F8>(0.04) <F8>(0.07)  0.00      0.04     0.07

  Net realized and
     unrealized gains
     (losses) on securities     6.57       6.64     8.44      8.49        4.70     4.74       8.49       8.49      0.85     4.47
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----
  Total from investment
     operations                 6.47       6.59     8.24      8.38        4.57     4.70       8.42       8.49      0.89     4.54
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----
Less distributions:
  Dividends from net
    investment income          _          _        _         _           _        _          _          _00        (0.04)   (0.08)
  Distributions from
     capital gains             (4.46)     (4.46)   (5.26)    (5.26)      (4.59)   (4.59)     (0.21)     (0.21)   _00       (0.62)
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----

  Total distributions          (4.46)     (4.46)   (5.26)    (5.26)      (4.59)   (4.59)     (0.21)     (0.21)    (0.04)   (0.70)
                               -----       -----    -----     -----       -----    -----      -----      -----     -----    -----

Net asset value,
    end of period             $46.37     $46.83   $44.36     $44.70      $41.38   $41.58    $41.40     $41.47     $33.19  $32.34
                               =====      =====    =====      =====      =====     =====     =====      =====      =====   =====

Total return <F4><F5>          16.07%     16.23%   22.18%    22.44%      12.27%   12.58%     25.56%     25.79%     2.77%   16.15%

Supplemental data
    and ratios:
  Net assets, in thousands,
     end of period          $172,611   $594,220  $147,396  $569,028    $111,159 $482,857    $87,269   $434,228  $395,584$347,130
  Ratio of net
    expenses to average
    net assets <F6>             1.13%      0.88%    1.12%     0.87%       1.13%    0.88%      1.09%      0.90%     0.89%    0.88%
  Ratio of net investment
    income to average net
    assets <F6>                (0.48)%    (0.23)%  (0.50)%   (0.25)%     (0.35)%  (0.10)%    (0.19)%     0.00%     0.13%    0.24%

  Portfolio turnover
    rate <F4><F7>               45.47%     45.47%   97.40%    97.40%     103.34%  103.34%     79.25%     79.25%    69.74%   58.80%

  Average commission rate
    paid <F7>                  $0.0514    $0.0514  $0.0550   $0.0550     $0.0576  $0.0576


                     See notes to the financial statements.


         FIRSTAR FUNDS
                (LOGO)


FINANCIAL HIGHLIGHTS


                                     EMERGING GROWTH FUND
                            --------------------------------------
                                 Six months    August 15, 1997 <F1>
                                   ended              through
                               April 30, 1998    October 31, 1997
                             ----------------- --------------------
                             Series     Series   Series    Series
                                A       Inst'l.     A      Inst'l.
                             ------     ------   ------    ------
Per Share Data:                  (Unaudited)
Net asset value,
  beginning of period         $10.31     $10.31   $10.00    $10.00

Income from investment
   operations:
    Net investment income      (0.01)<F10>_<F10>    0.02      0.02

  Net realized and
     unrealized gains
     (losses) on securities     1.43       1.43     0.29      0.29
                               -----       -----    -----     -----
  Total from investment
     operations                 1.42       1.43     0.31      0.31
                               -----       -----    -----     -----
Less distributions:
  Dividends from net
    investment income          (0.02)     (0.02)    _         _
  Distributions from
     capital gains             (0.05)     (0.05)    _         _
                               -----       -----    -----     -----

  Total distributions          (0.07)     (0.07)    _         _
                               -----       -----    -----     -----

Net asset value,
    end of period             $11.66     $11.67   $10.31    $10.31
                               =====      =====    =====      =====

Total return <F4><F5>          13.94%     14.08%    3.10%     3.10%

Supplemental data
    and ratios:
  Net assets, in thousands,
     end of period            $10,598    $66,586    $5,355   $48,044
  Ratio of net
    expenses to average
    net assets <F6>             1.15%      0.90%    1.15%     0.90%
  Ratio of net investment
    income to average net
    assets <F6>                (0.20)%     0.05%    0.93%     1.18%

  Portfolio turnover
    rate <F4><F7>              58.07%     58.07%   14.51%    14.51%

  Average commission rate
    paid <F7>                  $0.0491    $0.0491  $0.0493   $0.0493

<F1> Commencement of operations.
<F2> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F4> Not annualized for the period ended October 31, 1993, for the Growth Fund, for the period ended October 31, 1997, for the Emerging Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April 30, 1998 for all Funds.
<F5> The total return does not reflect the 4% front-end sales charge for Series
     A.
<F6> Annualized for the period ended October 31, 1993, for the Growth Fund, for the period ended October 31, 1997, for the Emerging Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, for the period ended October 31, 1994, for the International Equity Fund and for the period ended April 30, 1998 for all Funds.
<F7> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F9> Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisors.
<F10>Net investment income per share is calculated using the average shares
     outstanding.Commencement of operations.
                    See notes to the financial statements.



         FIRSTAR FUNDS
                (LOGO)






                                                             MICROCAP FUND
                             -----------------------------------------------------------------------------
                                 Six months            Year             July 1, 1996     August 1, 1995<F1>
                                   ended               ended               through             through
                               April 30, 1998    October 31, 1997     October 31, 1996      June 30, 1996
                             ----------------- --------------------   ----------------- ---------------------
                             Series     Series   Series    Series     Series   Series     Series      Series
                                A       Inst'l.     A      Inst'l.      A      Inst'l.      A        Inst'l.
                             ------     ------   ------    ------     ------    -----    -------      ------
Per Share Data:                  (Unaudited)
Net asset value,
  beginning of period         $17.47     $17.57   $16.16    $16.20     $ 15.42  $ 15.45   $  10.00   $  10.00

Income from investment
   operations:
    Net investment income      (0.14)<F10>(0.12) <F10>(0.18) <F8>(0.15) <F8>(0.08) <F8>(0.07) <F8>(0.02)(0.02)

  Net realized and
     unrealized gains
     (losses) on securities     3.10       3.12     4.24      4.27        0.82     0.82       6.10       6.14
                               -----       -----    -----     -----       -----    -----      -----      -----
  Total from investment
     operations                 2.96       3.00     4.06      4.12        0.74     0.75       6.08       6.12
                               -----       -----    -----     -----       -----    -----      -----      -----
Less distributions:
  Dividends from net
    investment income           _          _        _         _           _        _         (0.04)     (0.05)00
  Distributions from
     capital gains             (1.67)     (1.67)   (2.75)    (2.75)       _        _         (0.62)     (0.62)
                               -----       -----    -----     -----       -----    -----      -----      -----

  Total distributions          (1.67)     (1.67)   (2.75)    (2.75)       _        _         (0.66)     (0.67)
                               -----       -----    -----     -----       -----    -----      -----      -----

Net asset value,
    end of period             $18.76     $18.90   $17.47    $17.57     $ 16.16  $ 16.20   $  15.42   $  15.45
                               =====      =====    =====      =====      =====     =====     =====      =====

Total return <F4><F5>          18.63%     18.77%   29.78%    30.12%       4.80%    4.85%     63.52%     63.93%

Supplemental data
    and ratios:
  Net assets, in thousands,
     end of period          $18,772   $116,580   $16,793  $103,840     $ 9,273  $66,368     $9,036   $ 63,595
  Ratio of net
    expenses to average
    net assets <F6>             1.98%      1.73%    1.95%     1.70%       1.97%    1.72%      1.99%      1.74%
  Ratio of net investment
    income to average net
    assets <F6>                (1.79)%    (1.54)%  (1.42)%   (1.21)%     (1.69)%  (1.44)%    (0.36)%    (0.16)%
  Portfolio turnover
    rate <F4><F7>              74.11%     74.11%  158.39%   158.39%      64.44%   64.44%    283.67%    283.67%

  Average commission rate
    paid <F7>                  $0.0515    $0.0515  $0.0475   $0.0475     $0.0460  $0.0460   $ 0.0423   $ 0.0423


                    See notes to the financial statements.


         FIRSTAR FUNDS
                (LOGO)



FINANCIAL HIGHLIGHTS


                                                                  INTERNATIONAL EQUITY FUND
                              --------------------------------------------------------------------------------------------------
                              Six months ended      Year ended           Year ended          Year ended      April 28, 1994<F1>
                               April 30, 1998  October 31, 1997<F9>   October 31, 1996  October 31, 1995<F3>      through
                             ----------------- --------------------   ----------------- ---------------------
                             Series     Series   Series    Series     Series   Series     Series      Series     October 31,
                                A       Inst'l.     A      Inst'l.      A      Inst'l.      A        Inst'l.        1994
                             ------     ------   ------    ------     ------    -----    -------      ------       ------
Per Share Data:                  (Unaudited)
Net asset value,
  beginning of period         $18.58     $18.64   $20.21    $20.27      $19.15   $19.19     $19.99     $19.99       $20.00

Income from investment
   operations:
    Net investment income       0.06       0.08     0.06<F8>  0.10<F8>    0.07<F8> 0.11<F8>   0.08       0.12         0.04

  Net realized and
     unrealized gains
     (losses) on securities     1.33       1.33    (1.10)    (1.10)       1.43     1.44      (0.87)     (0.87)       (0.05)
                               -----       -----    -----     -----       -----    -----      -----      -----       -----
  Total from investment
     operations                 1.39       1.41    (1.04)    (1.00)       1.50     1.55      (0.79)     (0.75)       (0.01)
                               -----       -----    -----     -----       -----    -----      -----      -----       -----
Less distributions:
  Dividends from net
    investment income          (0.08)     (0.09)   (0.13)    (0.17)      (0.07)   (0.10)     (0.04)     (0.04)        _
  Distributions from
     capital gains             (0.37)     (0.37)   (0.46)    (0.46)      (0.37)   (0.37      (0.01)     (0.01)        _
                               -----       -----    -----     -----       -----    -----      -----      -----       -----

  Total distributions          (0.45)     (0.46)   (0.59)    (0.63)      (0.44)   (0.47)     (0.05)     (0.05)        _
                               -----       -----    -----     -----       -----    -----      -----      -----       -----

Net asset value,
    end of period             $19.52     $19.59   $18.58    $18.64      $20.21   $20.27     $19.15     $19.19       $19.99
                               =====      =====    =====      =====      =====     =====     =====      =====        =====

Total return <F4><F5>           7.81%      7.88%   (5.30)%   (5.10)%      7.95%    8.21%     (3.95)%    (3.75)%      (0.05)%

Supplemental data
    and ratios:
  Net assets, in thousands,
     end of period           $7,910    $66,403    $6,502   $57,206      $3,769  $43,182     $1,633    $31,187       $23,756
  Ratio of net
    expenses to average
    net assets <F6>             1.75%      1.50%    1.75%     1.50%       1.75%    1.50%      1.70%      1.50%        1.49%
  Ratio of net investment
    income to average net
    assets <F6>                 0.72%      0.97%   (0.55)%   (0.30)%      0.37%    0.62%      0.46%      0.66%        0.44%

  Portfolio turnover
    rate <F4><F7>              18.98%     18.98%   97.09%    97.09%      31.57%   31.57%     15.12%     15.12%        6.55%

  Average commission rate
    paid <F7>                  $0.0159    $0.0159  $0.0087   $0.0087     $0.0167  $0.0167

<F1> Commencement of operations.
<F2> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F4> Not annualized for the period ended October 31, 1993, for the Growth Fund, for the period ended October 31, 1997, for the Emerging Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April 30, 1998 for all Funds.
<F5> The total return does not reflect the 4% front-end sales charge for Series
     A.
<F6> Annualized for the period ended October 31, 1993, for the Growth Fund, for the period ended October 31, 1997, for the Emerging Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, for the period ended October 31, 1994, for the International Equity Fund and for the period ended April 30, 1998 for all Funds.
<F7> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F9> Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisors.
<F10>Net investment income per share is calculated using the average shares
     outstanding.Commencement of operations.


                     See notes to the financial statements.




                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
SIX MONTHS ENDED APRIL 30, 1998
(UNAUDITED)                            BALANCED               GROWTH              EQUITY
                                        GROWTH              AND INCOME            INDEX         GROWTH
                                         FUND                  FUND                FUND          FUND
                                       ---------             ---------          ---------     ---------
INVESTMENT INCOME:
  Dividend income:
     Domestic                              $   300              $  4,279           $ 3,294   $   586
     Foreign (net of
        withholding taxes of $84)          _                  _                    _            _
  Interest income:
     Domestic                              2,892                1,029              798           496
     Foreign                               _                    _                  _             _
  Other income:                            _                    _                    6             2
                                           3,192                5,308              4,098       1,084

EXPENSES:
  Investment advisory fees                 828                  2,094              571           806
  Administration fees                      122                  309                252           119
  Shareowner servicing
    and accounting costs                   63                   102                79             50
  Service organization fees _ Series A     63                   186                111            36
  Custody fees                             35                   50                 49             25
  Federal and state registration fees      12                   32                 16              9
  Professional fees                        13                   13                 13             12
  Reports to shareowners                   18                   42                 28             10
  Amortization of organization costs       _                    _                  _             _
  Directors' fees and expenses             4                    4                  4               4
  Other                                    3                    9                  7               3

  Total expenses before waiver             1,161                2,841              1,130       1,074
     Less: Waiver of expenses              (270)                (207)              (169)        (80)

     Net Expenses                          891                  2,634              961           994

NET INVESTMENT INCOME                      2,301                2,674              3,137          90

REALIZED AND UNREALIZED GAIN:
  Net realized gain on:
     Investments                           6,617                23,870             4,316      17,766
     Foreign currency                      _                    _                  _             _
  Change in unrealized
    appreciation on:
     Investments                           19,372               89,776             84,860     26,792
     Foreign currency                      _                    _                  _             _

     Net gain on investments
       and foreign currency                25,989               113,646            89,176     44,558

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                  $28,290              $116,320           $92,313   $44,648


                  See notes to the financial statements.

                                            FIRSTAR FUNDS
                                                    (LOGO)


STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
SIX MONTHS ENDED APRIL 30, 1998
(UNAUDITED)


                                     SPECIAL            EMERGING                          INTERNATIONAL
                                      GROWTH             GROWTH             MICROCAP          EQUITY
                                       FUND               FUND                FUND             FUND
                                    ---------          ---------           ---------        ---------
INVESTMENT INCOME:
  Dividend income:
     Domestic                      $  1,020            $  106             $    49                _
     Foreign (net of
        withholding taxes of $84)       _                 _                   _               $  742
  Interest income:
     Domestic                         1,264               189                  62                _
     Foreign                            _                 _                   _                   59
  Other income:                          51               _                   _                  _
                                      2,335               295                 111                801

EXPENSES:
  Investment advisory fees            2,700               234                 883                435
  Administration fees                   398                34                  65                 36
  Shareowner servicing
     and accounting costs               141                42                  48                 65
  Service organization
     fees _ Series A                    193                 9                  20                  9
  Custody fees                           82                15                  24                 79
  Federal and state
     registration fees                   24                11                   4                 13
  Professional fees                      14                13                  13                 16
  Reports to shareowners                 58                12                  21                  4
  Amortization of
     organization costs                   _                 3                   2                  3
  Directors' fees and expenses            4                 4                   3                  4
  Other                                   9                 2                   2                  1

  Total expenses before waiver        3,623               379               1,085                665
     Less: Waiver of expenses         (267)              (90)                (44)              (171)

     Net Expenses                     3,356               289               1,041                494

NET INVESTMENT INCOME (LOSS)        (1,021)                 6               (930)                307

REALIZED AND UNREALIZED
  GAIN (LOSS):
  Net realized gain (loss) on:
     Investments                     20,540             1,411              17,375              (211)
     Foreign currency                     _                 _                   _               (76)
  Change in unrealized
    appreciation
    (depreciation) on:
     Investments                     90,219             7,824               5,223              5,340
     Foreign currency                     _                 _                   _               (26)

     Net gain on investments
       and foreign currency         110,759             9,235              22,598              5,027
NET Increase IN NET Assets
RESULTING FROM OPERATIONS          $109,738            $9,241             $21,668             $5,334





                          See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ----------------

          COMMON STOCKS 59.9%
          AEROSPACE & AIRCRAFT 0.7%
39,300    Gulfstream Aerospace Corporation <F1>            $1,648

          AIR TRANSPORTATION 0.5%
16,900    FDX Corporation <F1>                              1,149

          AUTO & TRUCK 0.0%
 1,200    Applied Power, Inc. - Class A                        45
                                                         --------

          BANKING 1.1%
 5,875    Charter One Financial, Inc.                         398
15,600    First Union Corporation                             942
   500    Peoples Heritage Financial Group, Inc.               24
18,400    Washington Mutual, Inc.                           1,289
                                                         --------
                                                            2,653
                                                         --------

          BUILDING MATERIALS 0.3%
21,600    Royal Group Technologies Ltd. <F1>                  671
                                                         --------

          BUSINESS MACHINES & SOFTWARE 2.5%
45,600    Cadence Design Systems, Inc. <F1>                 1,656
 2,900    Computer Associates International, Inc.             170
 1,700    Digi International, Inc. <F1>                        45
 3,800    HNC Software, Inc. <F1>                             148
 1,700    Harbinger Corporation<F1>                            62
10,000    Hypercom Corporation<F1>                            130
 5,150    National Instruments Corporation <F1>               183
21,300    Network Associates, Inc. <F1>                     1,459
15,000    Parametric Technology Company<F1>                   479
18,700    Sterling Commerce, Inc. <F1>                        796
22,200    Synopsys, Inc. <F1>                                 955
                                                         --------
                                                            6,083
                                                         --------

          BUSINESS SERVICES 7.1%
 9,900    ABR Information Services, Inc. <F1>                 286
25,792    AccuStaff, Inc. <F1>                                925
 4,400    American Business Information, Inc. - Class A <F1>   59
 3,600    American Business Information, Inc. - Class B <F1>   51
 1,700    Catalina Marketing Corporation<F1>                   88
   500    Central Parking Corporation                          23
20,700    Cambridge Technology Partners, Inc. <F1>          1,082
24,000    Ciber, Inc. <F1>                                    780
24,800    Cintas Corporation                                1,181
25,800    Cognizant Corporation                             1,327
37,000    Concord EFS, Inc. <F1>                            1,166
 8,700    First Data Corporation                              295
21,325    FIserv, Inc. <F1>                                 1,394
13,400    F.Y.I. Incorporated <F1>                            365
 4,400    Gartner Group, Inc. <F1>                            146
 4,400    Manpower, Inc.                                      194
11,100    Mastech Corporation <F1>                            294
24,900    May & Speh, Inc. <F1>                               370



  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          BUSINESS SERVICES 7.1% (CONT.)
11,700    National Data Corporation                       $   478
 7,200    Nova Corporation<F1>                                245
52,900    Pittston Brink's Group                            2,070
 8,200    PMT Services, Inc. <F1>                             160
21,350    Robert Half International, Inc. <F1>              1,156
 5,900    Sabre Group Holdings, Inc. v                        215
80,900    SunGard Data Systems, Inc.                        2,882
17,100    Sykes Enterprises, Inc. <F1>                        359
                                                         --------
                                                           17,591
                                                         --------

          CHEMICALS 0.8%
11,900    Du pont (E.I.) De Nemours and Company               866
26,400    Sigma-Aldrich Corporation                         1,053
                                                         --------
                                                            1,919
                                                         --------
          COMMUNICATIONS & MEDIA 1.1%
 4,500    Ha-Lo Industries, Inc. <F1>                         151
30,500    Interpublic Group of Companies, Inc.              1,948
15,600    Omnicom Group, Inc.                                 739
                                                         --------
                                                            2,838
                                                         --------

          COMPUTERS 1.3%
 3,400    Black Box Corporation<F1>                           113
 8,800    CDW Computer Centers, Inc. <F1>                     427
 4,100    Compaq Computer Corporation                         115
 7,400    Dell Computer Corporation <F1>                      598
37,800    Tech Data Corporation<F1>                         1,885
                                                         --------
                                                            3,138
                                                         --------

          CONSTRUCTION 0.1%
 3,600    D.R. Horton, Inc.                                    67
 8,000    Granite Construction, Inc.                          236
 1,200    Standard Pacific Corporation                         20
                                                         --------
                                                              323
                                                         --------

          CONSUMER PRODUCTS 0.4%
20,200    Newell Company                                      976
                                                         --------

          DATA PROCESSING 0.6%
34,800    Acxiom Corporation <F1>                             844
 7,500    CCC Information Systems Group Inc. <F1>             180
 9,100    CSG Systems International, Inc. <F1>                414
 5,400    National Computer Systems, Inc.                     135
                                                         --------
                                                            1,573
                                                         --------

          DRUGS/MEDICAL SUPPLIES 2.2%
 7,300    Barr Laboratories, Inc. <F1>                        296
11,400    Elan Corporation PLC ADR <F1>                       708
12,000    Merck & Co., Inc.                                 1,446
11,500    Warner-Lambert Company                            2,176
17,300    Watson Pharmaceuticals, Inc. <F1>                   744
                                                         --------
                                                            5,370
                                                         --------

                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          ELECTRONICS & SCIENTIFIC INSTRUMENTS 1.2%
19,950    Cisco Systems, Inc. <F1>                        $ 1,461
 3,100    Gemstar International Group Limited <F1>            120
 8,700    Hewlett-Packard Company                             655
18,310    Molex, Inc. - Class A                               492
 1,800    Plexus Corporation<F1>                               40
 2,600    Seitel, Inc. <F1>                                    44
 5,000    Thermo Instrument Systems Inc. <F1>                 148
                                                         --------
                                                            2,960
                                                         --------

          ENTERTAINMENT & LEISURE 1.0%
35,900    American Skiing Company<F1>                         556
 6,000    Cinar Films Inc. - Class B <F1>                     116
 6,200    Hasbro, Inc.                                        228
 4,900    Imax Corporation<F1>                                134
 3,500    Scientific Games Holdings Corporation<F1>            78
 1,800    Signature Resorts, Inc. <F1>                         32
 3,900    Steiner Leisure Ltd. <F1>                           123
 9,500    The Walt Disney Company                           1,181
                                                         --------
                                                            2,448
                                                         --------

          FINANCIAL SERVICES 4.9%
 9,300    ARM Financial Group, Inc. - Class A                 199
10,900    Associates First Capital Corporation                815
   200    BancTec, Inc. <F1>                                    4
 8,400    The BISYS Group, Inc. <F1>                          332
 3,700    CMAC Investment Corporation                         239
48,700    E*TRADE Group, Inc. <F1>                          1,214
16,800    Federal National Mortgage Association             1,006
 5,200    Financial Security Assurance Holdings Ltd.          311
18,200    Franklin Resources, Inc.                            974
 3,100    Heller Financial, Inc. <F1>                          84
 9,400    Kansas City Southern Industries, Inc.               425
35,900    MBNA Corporation                                  1,216
 2,000    Medallion Financial Corp.                            60
 2,800    Newcourt Credit Group, Inc.                         138
51,400    The Charles Schwab Corporation                    1,799
 2,500    SEI Investments Company                             185
11,300    State Street Corporation                            808
21,450    SunAmerica, Inc.                                  1,071
 4,400    T. Rowe Price Associates, Inc.                      332
14,550    Travelers Group, Inc.                               890
                                                         --------
                                                           12,102
                                                         --------

          HEALTH CARE SERVICES & SUPPLIES 5.4%
 7,350    Cardinal Health, Inc.                               707
 3,700    Cooper Companies, Inc. <F1>                         142
 3,400    First Health Group Corporation<F1>                  201
32,100    Graham-Field Health Products, Inc. <F1>             213
29,350    Health Care & Retirement Corporation <F1>         1,196
60,502    Health Management Associates, Inc. - Class A <F1> 1,906
27,300    Healthsouth Corporation                             824
26,100    Lincare Holdings, Inc. <F1>                       2,117
 8,300    Medtronic, Inc.                                     437


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)



  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------

          HEALTH CARE SERVICES & SUPPLIES 5.4% (CONT.)
 9,700    Mentor Corporation                              $   264
40,700    PhyCor, Inc. <F1>                                   926
 6,325    PSS World Medical, Inc. <F1>                        143
25,250    Quorum Health Group, Inc. <F1>                      811
21,300    Rural/Metro Corporation <F1>                        692
10,700    Henry Schein, Inc. <F1>                             417
19,500    Shared Medical Systems Corporation                1,422
 9,200    Universal Health Services, Inc. - Class B<F1>       530
 9,900    Vencor, Inc. <F1>                                   268
 4,800    Weider Nutrition International, Inc.                 68
                                                         --------
                                                           13,284
                                                         --------

          HOSPITAL SUPPLIES & SERVICES 0.4%
 8,300    Ballard Medical Products                            209
10,100    Boston Scientific Corporation <F1>                  730
 4,600    Omnicare, Inc.                                      158
                                                         --------
                                                            1,097
                                                         --------

          HOUSING 0.4%
34,600    Toll Brothers, Inc. <F1>                            964
                                                         --------

          INDUSTRIAL DISTRIBUTION 0.2%
   700    Aviation Sales Company<F1>                           25
 4,000    Barnett, Inc. <F1>                                   81
   600    Fastenal Company                                     34
 5,900    MSC Industrial Direct Co., Inc. - Class A <F1>      300
                                                         --------
                                                              440

          INSURANCE 6.0%
12,750    AFLAC, Inc.                                         829
34,800    AMBAC, Inc.                                       1,973
 3,000    Annuity and Life Re (Holdings), Ltd. <F1>            72
26,500    Chartwell Re Corporation                            817
 3,070    Delphi Financial Group, Inc. <F1>                   175
11,600    Enhance Financial Services Group, Inc.              796
 5,300    Executive Risk Incorporated                         353
28,200    MBIA, Inc.                                        2,104
42,300    MGIC Investment Corporation                       2,666
63,000    Protective Life Corporation                       2,339
29,700    ReliaStar Financial Corporation                   1,355
 8,500    Terra Nova (Bermuda) Holdings Ltd.                  260
13,300    United Wisconsin Services, Inc.                     413
13,100    Vesta Insurance Group, Inc.                         742
                                                         --------
                                                           14,894
                                                         --------

          LODGING 0.4%
21,090    Promus Hotel Corporation <F1>                       953
                                                         --------

          MEDICAL INSTRUMENTS 0.3%
 2,500    Physio-Control International Corporation <F1>        57
 7,900    Sofamor Danek Group, Inc. <F1>                      693
                                                         --------
                                                              750
                                                         --------

                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------

          MULTI-INDUSTRY 2.3%
16,700    Leggett & Platt, Inc.                            $  867
22,150    Thermo Electron Corporation <F1>                    882
69,900    Tyco International, Ltd.                          3,810
                                                         --------
                                                            5,559
                                                         --------

          NATURAL GAS 0.4%
21,500    Enron Corporation                                 1,058
                                                         --------

          OIL & GAS - DOMESTIC 0.4%
 9,600    Barrett Resources Corporation<F1>                   356
 2,100    Cabot Oil & Gas Corporation                          49
13,700    Denbury Resources, Inc. <F1>                        229
25,500    Forest Oil Corporation<F1>                          398
                                                         --------
                                                            1,032
                                                         --------

          OIL & GAS - SERVICES 1.3%
 9,500    Halliburton Company                                 523
43,500    Newpark Resources, Inc. <F1>                      1,047
14,300    Schlumberger, Ltd.                                1,185
24,770    Swift Energy Company <F1>                           494
                                                         --------
                                                            3,249
                                                         --------

          POLLUTION CONTROL 0.6%
 4,543    Philip Services Corp. <F1>                           35
20,000    Tetra Technologies, Inc. <F1>                       479
17,200    USA Waste Services, Inc. <F1>                       844
                                                         --------
                                                            1,358
                                                         --------

          REAL ESTATE INVESTMENT TRUSTS (REIT'S) 0.2%
13,400    Golf Trust of America, Inc.                         437
                                                         --------

          RESTAURANTS 0.0%
 1,100    Papa John's International, Inc. <F1>                 46
                                                         --------

          RETAIL 6.0%
29,700    Bed Bath and Beyond, Inc. <F1>                    1,463
   500    Byrlane, Inc. <F1>                                   29
24,800    Costco Companies, Inc. <F1>                       1,386
48,046    Dollar General Corporation                        1,820
32,800    Eagle Hardware & Garden, Inc. <F1>                  598
22,900    Federated Department Stores, Inc. <F1>            1,126
69,700    Food Lion, Inc. - Class A                           706
26,800    General Nutrition Companies, Inc. <F1>              962
21,700    Goody's Family Clothing, Inc. <F1>                1,075
 7,800    Home Depot, Inc.                                    543
   700    Hughes Supply, Inc.                                  27
10,700    The Men's Wearhouse, Inc. <F1>                      451
14,800    Office Depot, Inc. <F1>                             490
21,200    Petco Animal Supplies, Inc. <F1>                    419
31,600    Pier 1 Imports, Inc.                                833
11,800    Ross Stores, Inc.                                   545
25,400    Safeway, Inc. <F1>                                  971
24,800    Staples, Inc. <F1>                                  612





  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          RETAIL 6.0% (CONT.)
19,900    Stein Mart, Inc. <F1>                           $   701
                                                         --------
                                                           14,757
                                                         --------

          SCHOOLS 0.4%
13,800    Apollo Group, Inc. <F1>                             473
12,000    Computer Learning Centers, Inc. <F1>                145
 7,300    Sylvan Learning Systems, Inc. <F1>                  360
                                                         --------
                                                              978
                                                         --------

          SECURITY SERVICES 0.4%
27,500    Corrections Corporation of America <F1>             763
 1,000    The Wackenhut Corporation - Class A                  24
 6,500    Wackenhut Corrections Corporation<F1>               170
                                                         --------
                                                              957
                                                         --------

          SEMICONDUCTORS 1.0%
10,900    Intel Corporation                                   881
41,600    Maxim Integrated Products, Inc. <F1>              1,680
                                                         --------
                                                            2,561
                                                         --------

          SHIPBUILDING 0.1%
10,500    Avondale Industries, Inc. <F1>                      282
                                                         --------

          SOFTWARE 1.0%
18,000    Avant! Corporation<F1>                              522
 2,000    Axent Technologies, Inc. <F1>                        52
 6,600    Electronic Arts, Inc.*                              305
 4,100    Hyperion Software Corporation<F1>                   178
 2,600    JDA Software Group, Inc. <F1>                       131
 9,500    Microsoft Corporation <F1>                          856
15,300    Software AG Systems, Inc. <F1>                      379
                                                         --------
                                                            2,423
                                                         --------

          TELECOMMUNICATIONS 1.6%
55,000    Cincinnati Bell, Inc.                             2,104
34,500    MCI Communications Corporation                    1,736
                                                         --------
                                                            3,840
                                                         --------

          TELECOMMUNICATIONS EQUIPMENT 2.1%
14,700    Advanced Fibre Communications, Inc. <F1>            623
22,500    CIENA Corporation <F1>                            1,254
13,100    ECI Telecommunications Limited Designs              399
22,200    Lucent Technologies, Inc.                         1,690
13,100    Tellabs, Inc. <F1>                                  928
 4,900    World Access, Inc. <F1>                             189
                                                         --------
                                                            5,083
                                                         --------

          Textiles & Apparel 1.7%
 5,500    Columbia Sportswear Company<F1>                     117
29,100    Jones Apparel Group, Inc. <F1>                    1,741
14,900    Liz Claiborne, Inc.                                 733
29,000    Polo Ralph Lauren Corporation <F1>                  816
24,000    Wolverine World Wide, Inc.                          693
                                                         --------
                                                            4,100
                                                         --------


                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)


  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          TRANSPORTATION 0.8%
55,300    Harley-Davidson, Inc.                          $  1,991
                                                         --------

          TRAVEL & RECREATION 0.7%
25,600    Carnival Corporation - Class A                    1,781
                                                         --------

          Total Common Stocks (Cost $96,433)              147,361
                                                         --------

          PREFERRED STOCK 0.1%
          INSURANCE 0.1%
 5,000    U.S. West Communications Group (convertible to      293
                                                         --------
               Enhance Financial Services
               Group common stock)

          Total Preferred Stock (Cost $203)                   293
                                                         --------



  Principal
    Amount
(in thousands)
---------------

          LONG-TERM INVESTMENTS 33.6%
          ASSET-BACKED SECURITIES 5.3%
          AUTO LOAN RECEIVABLES 0.1%
          Premier Auto Trust,
$   76      Series 1993-5, Class A2, 4.22%, 3/02/99            76
          Western Financial Grantor Trust,
   159      Series 1995-2, Class A-1, 7.10%, 7/01/00          160
                                                         --------
                                                              236
                                                         --------

          CREDIT CARD RECEIVABLES 5.2%
          Banc One Credit Card Master Trust,
 1,750      Series 1995-B, Class A, 6.30%, 9/15/00          1,767
          Chase Credit Card Master Trust,
 2,300      Series 1995-2, Class XX, 6.23%, 6/15/03         2,319
          Chemical Master Credit Card Trust I,
   500      Series 1996-1, Class A, 5.55%, 9/15/03            496
          Citibank Credit Card Master Trust, Principal Only,
 3,300      Series 1996-1, 0.00%, 2/07/01                   2,804
          First Chicago Master Trust II,
 1,150      Series 1994-L, Class A, 7.15%, 2/15/00          1,165
          Household Affinity Credit Card Master Trust I,
   500      Series 1993-2, Class A, 5.60%, 11/15/00           498
          HFC Private Label Credit Card Master Trust II,
   292      Series 1994-2, Class A, 7.80%, 9/20/03            295
          Sears Credit Account Master Trust:
 2,700      Series 1994-1, Class A, 7.00%, 8/15/00          2,735
   700      Series 1995-2, Class A, 8.10%, 1/15/01            723
                                                         --------
                                                           12,802
                                                         --------

          CORPORATE BONDS 9.1%
          Atlantic Richfield Co. Debentures,
   300      8.50%, 4/01/12                                    360
          BankAmerica Corporation Subordinated Notes,
   350      7.75%, 7/15/02                                    369
          Barclays American Corp. Debentures,
   250      9.75%, 5/15/21                                    283
          Chase Manhattan Corporation Debentures,
   250      10.00%, 6/15/99                                   261





  Principal
   Amount                                            Market Value
(in thousands)                                     (in thousands)
---------------                                   ---------------

          CORPORATE BONDS 9.1% (CONT.)
          Commonwealth Edison Debentures,
 $ 900      9.875%, 6/15/20                                $1,054
          Continental Bank Subordinated Notes,
   300      12.50%, 4/01/01                                   348
          Continental Cablevision, Inc. Debentures:
   350      8.875%, 9/15/05                                   394
   600      9.50%, 8/01/13                                    703
          Dayton Hudson Corporation Debentures,
   250      10.00%, 1/01/11                                   323
          Deseret Generation & Transmission Coop
   194      Debentures, 9.375%, 1/02/11                       202
          Dresdner Bank New York Subordinated Debentures,
   800      7.25%, 9/15/15                                    829
          Federal Express Corporation Debentures,
   250      9.625%, 10/15/19                                  268
          Federal Express Corporation Notes,
   500      9.65%, 6/15/12                                    643
          Ford Capital BV Notes,
   250      10.125%, 11/15/00                                 273
          Ford Motor Credit Co. Notes,
   650      6.375%, 4/15/00                                   653
          General Motors Acceptance Corp. Medium Term Notes,
 1,000      6.70%, 4/30/01                                  1,014
          Georgia Pacific Corporation Debentures:
   300      9.50%, 12/01/11                                   368
   300      9.875%, 11/01/21                                  334
   100      9.50%, 5/15/22                                    114
          Goldman Sachs Group Notes,
 1,500      6.25%, 2/01/03 (Acquired 2/01/96;
            Cost $1,496) <F2>                               1,493
          GTE Corporation Debentures,
   250      10.25%, 11/01/20                                  280
          Heller Financial, Inc. Notes,
   350      7.875%, 11/01/99                                  358
          Household Finance Corporation Limited Senior
 1,000      Notes, 7.125%, 4/30/99                          1,011
          Household Finance Corporation Senior Subordinated
   500      Notes, 9.625%, 7/15/00                            534
          Lehman Brothers Holdings, Inc. Notes:
   350      6.65%, 11/08/99                                   354
   300      8.875%, 2/15/00                                   314
          Lehman Brothers, Inc. Debentures,
   700      9.875%, 10/15/00                                  756
          Lehman Brothers, Inc. Senior Subordinated Notes,
   700      10.00%, 5/15/99                                   727
          The May Department Stores Company Debentures,
   300      9.875%, 6/15/21                                   342
          NCNB Corporation Subordinated Notes,
   750      10.20%, 7/15/15                                 1,004
          News America Holdings, Inc., Debentures,
   300      10.125%, 10/15/12                                 354
          Oneok, Inc. Debentures,
   400      9.70%, 12/01/19                                   434



                     See notes to the financial statements.



BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Principal
   Amount                                            Market Value
(in thousands)                                     (in thousands)
---------------                                   ---------------
          CORPORATE BONDS 9.1% (CONT.)
          Paine Webber Group Notes,
  $500      8.875%, 3/15/05                               $   562
          J.C. Penney Company, Inc. Debentures,
   625      9.75%, 6/15/21                                    696
          Rochester Telephone Debentures,
   400      9.00%, 8/15/21                                    442
          Rohm & Haas, Debentures,
   650      9.50%, 4/01/21                                    738
          Salomon, Inc. Senior Notes:
   350      7.75%, 5/15/00                                    360
   575      6.75%, 2/15/03                                    584
          Salomon Smith Barney Holdings, Inc. Notes,
   700      6.875%, 6/15/05                                   713
          The Charles Schwab Corporation Medium
   550      Term Notes, 5.90%, 10/01/99                       549
          Tenneco, Inc. Debentures,
   425      7.45%, 12/15/25                                   445
          U.S. West Communications Group Debentures,
   575      8.875%, 6/01/31                                   636
                                                         --------
                                                           22,479
                                                         --------

          MORTGAGE-BACKED SECURITIES 0.4%
          Westam Mortgage Financial Corporation,
   850      Series 11, Class A, 6.36%, 8/26/20                869
                                                         --------

          INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 1.9%
          Hydro-Quebec Debentures:
   350      11.75%, 2/01/12                                   509
   500      9.75%, 1/15/18                                    566
          Korea Development Bank Bonds,
   285      7.125%, 9/17/01                                   269
          Korea Electric Power Debentures:
   290      7.75%, 4/01/13                                    250
   200      6.75%, 8/01/27                                    175
          Midland Bank PLC Subordinated Notes,
   950      6.95%, 3/15/11                                    963
          National Bank of Hungary Debentures,
   250      8.875%, 11/01/13                                  289
          Norsk Hydro A/S Debentures,
   350      9.00%, 4/15/12                                    422
          Pohang Iron & Steel Notes,
   200      7.125%, 7/15/04                                   177
          Quebec (Province of) Debentures,
   250      11.00%, 6/15/15                                   282
          Sweden (Kingdom of) Debentures,
   150      11.125%, 6/01/15                                  222
          Wharf Capital International Ltd. Notes:
   325      8.875%, 11/01/04                                  315
   225      7.625%, 3/13/07                                   195
                                                         --------
                                                            4,634
                                                         --------

  Principal
   Amount                                            Market Value
(in thousands)                                     (in thousands)
---------------                                   ---------------

          U.S. GOVERNMENT AGENCY-BACKED MORTGAGE ISSUES 1.8% Federal Home Loan Mortgage Corporation (FHLMC)
          Real Estate Mortgage Investment Conduit (REMIC):
$   569     Series 85, Class C, 8.60%, 1/15/21           $    590
   790      Series 1169, Class D, 7.00%, 5/15/21              797
   800      Series 1136, Class H, 6.00%, 9/15/21              791
   665      Series 1201, Class E, 7.40%, 12/15/21             676
          Federal National Mortgage Association (FNMA)
          Real Estate Mortgage Investment Conduit (REMIC):
   577      Series 1989-37, Class XX, 8.00%, 7/25/19          596
   538      Series 1990-30, Class E, 6.50%, 3/25/20           539
   548      Series 1990-105, Class J, 6.50%, 9/25/20          547
                                                         --------
                                                            4,536
                                                         --------

          U.S. TREASURY OBLIGATIONS 15.1%
          U.S. Treasury Bonds:
 3,200      10.75%, 2/15/03                                 3,867
 3,975      10.75%, 8/15/05                                 5,138
20,910      9.25%, 2/15/16                                 28,255
                                                         --------
                                                           37,260
                                                         --------

          Total Long-Term Investments (Cost $79,501)       82,816
                                                         --------

    Number
 of Shares
(in thousands)
---------------

          SHORT-TERM INVESTMENTS 4.9%
          Investment Companies 2.9%
    10    Financial Square Prime Obligation Fund               10
 7,078    Short-Term Investments Co.
          Liquid Assets Portfolio                           7,078
                                                         --------
                                                            7,088
                                                         --------

  Principal
   Amount
(in thousands)
---------------

          VARIABLE RATE DEMAND NOTES 2.0%
$5,000    Warner-Lambert Co.                                5,000
                                                         --------

          Total Short-Term Investments (Cost $12,088)      12,088
                                                         --------

          Total Investments (Cost $188,225) 98.5%         242,558
                                                         --------

          Other Assets, less Liabilities 1.5%               3,677
                                                         --------

          TOTAL NET ASSETS 100.0%                        $246,235
                                                         ========

          <F1> Non-income producing
          <F2> Unregistered Security


                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          COMMON STOCKS 86.4%
          Automotive Supply 0.8%
123,000   Snap-On Tools, Inc.                             $ 5,204
                                                         --------

          BANKING 6.3%
202,300   Bank of New York                                 11,948
100,000   Mellon Bank Corporation                           7,200
133,300   Northern Trust Corporation                        9,731
292,200   Norwest Corporation                              11,597
                                                         --------
                                                           40,476
                                                         --------

          BUILDING MATERIALS 0.7%
97,700    Martin Marietta Materials, Inc.                   4,586
                                                         --------

          BUSINESS MACHINES & SOFTWARE 4.1%
209,400   Diebold, Inc.                                     8,585
159,500   Xerox Corporation                                18,103
                                                         --------
                                                           26,688
                                                         --------

          BUSINESS SERVICES 1.8%
85,500    Automatic Data Processing, Inc.                   5,723
128,400   H & R Block, Inc.                                 5,778
                                                         --------
                                                           11,501
                                                         --------

          CHEMICALS 4.5%
108,900   BetzDearborn, Inc.                                5,840
200,200   Ecolab, Inc.                                      6,344
67,925    Dupont (E.I.) De Nemours & Company                4,946
64,600    Monsanto Company                                  3,416
95,750    Praxair, Inc.                                     4,817
87,900    Valspar Corporation                               3,505
                                                         --------
                                                           28,868
                                                         --------

          COMMUNICATIONS & MEDIA 4.1%
257,450   Interpublic Group of Companies, Inc.             16,445
139,600   New York Times Company - Class A                  9,903
                                                         --------
                                                           26,348
                                                         --------

          CONSUMER PRODUCTS 3.0%
188,000   Avery Dennison Corporation                        9,846
196,050   Newell Company                                    9,472
                                                         --------
                                                           19,318
                                                         --------

          CONSUMER SERVICES 1.2%
181,838   Service Corporation International                 7,501
                                                         --------

          CONTAINERS 0.9%
128,400   Bemis Company, Inc.                               5,714
                                                         --------



  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          COSMETICS & SOAP 4.3%
91,900    Avon Products, Inc.                             $ 7,553
100,600   Estee Lauder Companies - Class A                  6,684
23,800    Gillette Company                                  2,747
130,250   Procter & Gamble Company                         10,705
                                                         --------
                                                           27,689
                                                         --------

          DRUGS & MEDICAL SUPPLY 13.2%
64,100    American Home Products Corporation                5,969
104,300   Baxter International, Inc.                        5,782
106,400   Becton, Dickinson & Company                       7,408
97,100    Johnson & Johnson                                 6,931
282,000   McKesson Corporation                             19,934
61,500    Medtronic, Inc.                                   3,236
120,500   Pfizer, Inc.                                     13,714
97,900    SmithKline Beecham - PLC ADR                      5,831
83,000    Warner-Lambert Company                           15,703
                                                         --------
                                                           84,508
                                                         --------

          ELECTRIC - UTILITIES 1.0%
240,700   NIPSCO Industries, Inc.                           6,454
                                                         --------

          ELECTRICAL EQUIPMENT 1.3%
75,300    Grainger (W.W.), Inc.                             8,203
                                                         --------

          ELECTRONICS 0.7%
54,200    Hewlett-Packard Company                           4,082
                                                         --------

          FINANCIAL SERVICES 5.5%
192,800   Alliance Capital Management L.P.                  5,121
251,475   Equifax                                           9,729
103,300   Federal National Mortgage Association             6,185
62,200    Household International, Inc.                     8,175
92,850    Travelers Group, Inc.                             5,681
                                                         --------
                                                           34,891
                                                         --------

          INSURANCE 3.5%
107,400   MBIA, Inc.                                        8,015
317,500   ReliaStar Financial Corporation                  14,505
                                                         --------
                                                           22,520
                                                         --------

          MULTI-INDUSTRY 5.8%
242,100   Dover Corporation                                 9,563
72,300    Harsco Corporation                                3,326
449,600   Tyco International, Ltd.                         24,503
                                                         --------
                                                           37,392
                                                         --------

          NATURAL GAS 2.0%
144,800   Enron Corporation                                 7,122
187,000   The Williams Companies, Inc.                      5,914
                                                         --------
                                                           13,036
                                                         --------


                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          OIL - DOMESTIC 0.9%
118,400   Phillips Petroleum Company                      $ 5,868
                                                         --------

          OIL - INTERNATIONAL 1.5%
120,450   Mobil Corporation                                 9,516
                                                         --------

          OIL & GAS SERVICES 1.2%
95,000    Schlumberger, Ltd.                                7,873
                                                         --------

          PAPER & FOREST PRODUCTS 0.6%
72,500    Kimberly-Clark Corporation                        3,679
                                                         --------

          PRINTING & PUBLISHING 1.6%
40,400    Houghton Mifflin Company                          1,316
113,100   McGraw-Hill, Inc.                                 8,758
                                                         --------
                                                           10,074
                                                         --------

          REAL ESTATE INVESTMENT TRUSTS (REIT'S) 3.4%
 6,100    Bay Apartments Communities, Inc.                    226
107,600   Boston Properties, Inc.                           3,558
219,300   CCA Prison Realty Trust                           7,771
147,400   Post Properties, Inc.                             6,016
185,000   Security Capital Industrial                       4,521
                                                         --------
                                                           22,092
                                                         --------

          RETAIL 6.8%
131,900   CVS Corporation                                   9,728
421,000   Gap, Inc.                                        21,655
67,775    Hannaford Brothers Company                        3,012
239,550   Hasbro, Inc.                                      8,818
17,700    Walgreen Company                                    611
                                                         --------
                                                           43,824
                                                         --------

          TELECOMMUNICATIONS 0.9%
101,600   GTE Corporation                                   5,937
                                                         --------

          TELECOMMUNICATIONS EQUIPMENT 1.9%
162,596   Lucent Technologies, Inc.                        12,378
                                                         --------

          TEXTILES & APPAREL 2.1%
94,200    Liz Claiborne, Inc.                               4,633
210,000   Warnaco Group - Class A                           8,872
                                                         --------
                                                           13,505
                                                         --------

          TRANSPORTATION 0.8%
364,600   Laidlaw, Inc. - Class B                           5,082
                                                         --------

          Total Common Stock (Cost $321,141)              554,807
                                                         --------

          PREFERRED STOCK 2.9%
          Financial Services 0.6%
59,400    PLC Capital Trust II (convertible to
          Protective Life Corporation common stock)         3,712
                                                         --------



  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------

          SOFTWARE 0.7%
45,800    MicroSoft Corporation
          (convertible to Microsoft Corp. common stock)   $ 4,265
                                                         --------

          TELECOMMUNICATIONS 1.6%
151,400   Salomon, Inc.
          (convertible to Cincinnati Bell,
            Inc. common stock)                             10,390
                                                         --------

          Total Preferred Stock (Cost $15,917)             18,367
                                                         --------

   Number
 of Shares
(in thousands)
--------------

          LONG-TERM INVESTMENTS 3.0%
          CORPORATE CONVERTIBLE BONDS 3.0%
   190    DECS Trust II, 6.875%, 11/15/00 (convertible to
          Royal Group Technologies common stock)            5,546
    91    Merrill Lynch Strypes, 6.50%, 8/15/98 (convertible
          to MGIC Investment Corporation common stock)      9,586

  Principal
    Amount
(in thousands)
---------------

$2,900    Federated Department Stores,
          5.00%, 10/01/03 (convertible to Federated
          Department Stores, Inc. common stock)             4,339
                                                         --------

          Total Long-Term Investments (Cost $13,085)       19,471
                                                         --------

   Number
  of Shares
(in thousands)
---------------

          SHORT-TERM INVESTMENTS 8.2%
          INVESTMENT COMPANIES 3.5%
    10    Financial Square Prime Obligation Fund               10
22,705    Short-Term Investments Co.
            Liquid Assets Portfolio                        22,705
                                                         --------
                                                           22,715
                                                         --------

  Principal
    Amount
(in thousands)
---------------

          VARIABLE RATE DEMAND NOTES 4.7%
$10,000   American Family Insurance                        10,000
20,000    Warner-Lambert Co.                               20,000
                                                         --------
                                                           30,000
                                                         --------

          Total Short-Term Investments (Cost $52,715)      52,715
                                                         --------

          Total Investments (Cost $402,858) 100.5%        645,360
                                                         --------

          Liabilities, less Other Assets (0.5)%           (3,476)
                                                         --------

          TOTAL NET ASSETS 100.0%                        $641,884
                                                         ========

                     See notes to the financial statements.



                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)
  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          COMMON STOCKS 94.7%
          Aerospace & Aircraft 1.9%
34,100    Allied Signal, Inc.                             $ 1,494
60,326    Boeing Company                                    3,020
 6,400    General Dynamics Corporation                        270
11,834    Lockheed Martin Corporation                       1,318
 3,800    Northrop Grumman Corporation                        402
20,900    Raytheon Company                                  1,185
12,600    Rockwell International Corporation                  705
 9,300    Textron, Inc.                                       728
13,600    United Technologies Corporation                   1,339
                                                         --------
                                                           10,461
                                                         --------

          AIR TRANSPORTATION 0.5%
 5,800    AMR Corporation <F1>                                884
 4,300    Delta Air Lines, Inc.                               500
 9,500    FDX Corporation <F1>                                646
12,700    Southwest Airlines Company                          348
 5,300    US Airways Group, Inc. <F1>                         377
                                                         --------
                                                            2,755
                                                         --------

          APPLIANCES 0.2%
 3,300    Armstrong World Industries, Inc.                    283
 5,300    Black & Decker Corporation                          274
 6,200    Maytag Corporation                                  319
 3,700    Whirlpool Corporation                               266
                                                         --------
                                                            1,142
                                                         --------

          AUTOS & TRUCKS 1.9%
10,100    Autozone, Inc. <F1>                                 305
38,750    Chrysler Corporation                              1,557
 6,600    Dana Corporation                                    390
 4,500    Eaton Corporation                                   416
 3,700    Echlin, Inc.                                        175
71,800    Ford Motor Company                                3,289
42,400    General Motors Corporation                        2,857
11,237    Genuine Parts Company                               405
 5,600    ITT Industries, Inc.                                204
 4,240    PACCAR, Inc.                                        252
 3,100    Snap-On Tools, Inc.                                 131
 8,200    TRW, Inc.                                           433
                                                         --------
                                                           10,414
                                                         --------

          BANKING 8.1%
38,569    Banc One Corporation                              2,268
 8,500    Bank of Boston Corporation                          917
22,600    Bank of New York Company, Inc.                    1,335
40,324    BankAmerica Corporation                           3,428
 5,600    Bankers Trust New York Corporation                  723
 8,700    BB&T Corporation                                    585
25,210    Chase Manhattan Corporation                       3,493
26,700    Citicorp                                          4,018
 9,300    Comerica, Inc.                                      623
14,850    Fifth Third Bancorp                                 817

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          BANKING 8.1% (CONT.)
16,985    First Chicago Corporation                       $ 1,577
57,128    First Union Corporation                           3,449
15,871    Fleet Financial Group, Inc.                       1,371
10,000    Huntington Bancshares Incorporated                  356
15,900    Mellon Bank Corporation                           1,145
 7,600    Mercantile Bancorporation, Inc.                     421
10,400    J.P. Morgan & Company, Inc.                       1,365
54,906    NationsBank Corporation                           4,159
 6,200    Northern Trust Corporation                          453
44,100    Norwest Corporation                               1,750
18,300    PNC Bank Corporation                              1,106
 3,300    Republic New York Corporation                       441
 9,800    State Street Corporation                            701
11,600    Summit Bancorp.                                     581
12,300    Sun Trust Banks, Inc.                             1,002
11,400    Synovus Financial Corp.                             401
14,685    US Bancorp                                        1,865
12,300    Wachovia Corporation                              1,045
15,390    Washington Mutual, Inc.                           1,078
 5,233    Wells Fargo & Company                             1,928
                                                         --------
                                                           44,401
                                                         --------

          BIO-TECHNOLOGY 0.2%
15,100    Amgen, Inc. <F1>                                    900
                                                         --------
          BUILDING & HOUSING 0.2%
 4,600    Fluor Corporation                                   217
10,200    Masco Corporation                                   592
 4,900    Owens-Corning Fiberglass Corporation                204
 6,100    The Stanley Works                                   312
                                                         --------
                                                            1,325
                                                         --------

          BUILDING MATERIALS 0.1%
 4,800    Johnson Controls, Inc.                              285
                                                         --------

          BUSINESS MACHINES & SOFTWARE 3.0%
 6,500    Apple Computer, Inc. <F1>                           178
88,690    COMPAQ Computer Corporation                       2,489
 9,650    Digital Equipment Corporation <F1>                  537
 7,700    Honeywell, Inc.                                     717
57,400    International Business Machines Corporation       6,651
58,912    Oracle Systems Corporation <F1>                   1,524
16,900    Pitney-Bowes, Inc.                                  811
22,600    Sun Microsystems, Inc. <F1>                         931
 2,700    UNOVA, Inc.*                                         63
19,050    Xerox Corporation                                 2,162
                                                         --------
                                                           16,063
                                                         --------

          BUSINESS SERVICES 2.1%
 3,300    Autodesk, Inc.                                      155
18,700    Automatic Data Processing, Inc.                   1,252
 5,700    H & R Block, Inc.                                   257
 4,400    Ceridian Corporation <F1>                           249


                     See notes to the financial statements.
                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          BUSINESS SERVICES 2.1% (CONT.)
59,500    Cisco Systems, Inc. <F1>                        $ 4,358
32,787    Computer Associates International, Inc.           1,920
 8,800    Computer Sciences Corporation <F1>                  464
 4,700    Deluxe Corporation                                  157
10,921    Dun & Bradstreet Corporation                        388
 7,600    Equifax Inc.                                        294
25,800    First Data Corporation                              874
 3,600    Moore Corporation Limited                            56
 2,600    National Service Industries                         141
15,100    Service Corporation International                   623
15,000    Unisys Corporation<F1>                              337
                                                         --------
                                                           11,525

          CHEMICALS 2.4%
 6,400    Air Products and Chemicals, Inc.                    556
13,200    Dow Chemical Company                              1,276
67,700    Dupont (E.I.) De Nemours & Company                4,929
 6,600    Ecolab, Inc.                                        209
 4,300    W.R. Grace & Company                                 87
 3,100    Great Lakes Chemical Corporation                    156
 5,300    Hercules, Inc.                                      253
 1,800    Millipore Corporation                                62
34,600    Monsanto Company                                  1,829
 6,900    Morton International, Inc.                          221
 2,500    Nalco Chemical Company                               99
10,600    PPG Industries, Inc.                                749
10,400    Praxair, Inc.                                       523
 3,300    Rohm & Haas Company                                 356
 8,500    Rubbermaid, Inc.                                    243
10,100    Sherwin-Williams Company                            360
 6,300    Sigma-Aldrich Corporation                           251
 6,450    Union Carbide Corporation                           313
24,600    The Williams Companies, Inc.                        778
                                                         --------
                                                           13,250
                                                         --------

          COMMUNICATIONS & MEDIA 2.0%
 4,350    Andrew Corporation <F1>                             100
42,600    CBS Corporation<F1>                               1,518
 7,400    Clear Channel Communications, Inc. <F1>             697
20,400    Comcast Corporation - Class A                       731
 6,500    Dow Jones & Company, Inc.                           316
17,000    Gannett Company, Inc.                             1,155
 3,400    Harcourt General, Inc.                              177
 7,150    Interpublic Group of Companies, Inc.                457
 5,000    Knight-Ridder, Inc.                                 292
 5,400    New York Times Company - Class A                    383
 9,000    Omnicom Group, Inc.                                 426
28,600    Tele-Communications, Inc. - Class A <F1>            922
34,600    Time Warner, Inc.                                 2,716
 6,023    Times Mirror Company - Class A                      369
 6,900    Tribune Company                                     455
                                                         --------
                                                           10,714
                                                         --------



  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          COMPUTERS 1.0%
39,100    Dell Computer Corporation <F1>                  $ 3,157
29,700    EMC Corporation <F1>                              1,370
 8,500    Gateway 2000, Inc.<F1>                              499
13,900    Seagate Technology, Inc. <F1>                       371
 9,400    Silicon Graphics, Inc. <F1>                         123
                                                         --------
                                                            5,520
                                                         --------

          CONSUMER DURABLES 0.3%
 4,637    Eastman Chemical Company                            319
19,450    Eastman Kodak Company                             1,404
 2,128    Polaroid Corporation                                 94
                                                         --------
                                                            1,817
                                                         --------

          CONSUMER PRODUCTS 0.2%
 5,600    Avery Dennison Corporation                          293
 9,821    Cognizant Corporation                               505
 9,000    Newell Company                                      435
 3,200    Tupperware Corporation                               87
                                                         --------
                                                            1,320
                                                         --------

          CONTAINERS 0.3%
 2,100    Bemis Company, Inc.                                  93
 6,900    Crown Cork & Seal Company, Inc.                     359
 8,900    Owens-Illinois, Inc. <F1>                           352
 9,604    Sealed Air Corporation<F1>                          602
                                                         --------
                                                            1,406
                                                         --------

          COSMETICS & SOAP 2.5%
 7,900    Avon Products, Inc.                                 649
 6,100    Clorox Company                                      512
17,700    Colgate-Palmolive Company                         1,587
33,544    Gillette Company                                  3,872
 5,800    International Flavors & Fragrances, Inc.            284
80,400    Procter & Gamble Company                          6,608
                                                         --------
                                                           13,512
                                                         --------

          DISTRIBUTION 0.0%
 9,358    Ikon Office Solutions, Inc.                         226
                                                         --------

          DIVERSIFIED 0.5%
38,300    Unilever N.V.                                     2,858
                                                         --------

          DRUGS 9.3%
45,800    Abbott Laboratories                               3,349
 4,800    Allergan, Inc.                                      200
 3,900    Alza Corporation <F1>                               187
38,900    American Home Products Corporation                3,623
 3,100    Bard (C.R.), Inc.                                   111
16,300    Baxter International, Inc.                          904
 7,200    Becton, Dickinson & Company                         501
58,520    Bristol-Meyers Squibb Company                     6,196
 6,400    Cardinal Health, Inc.                               616
 9,500    Humana, Inc. <F1>                                   257

                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          DRUGS 9.3% (CONT.)
80,500    Johnson & Johnson                               $ 5,746
66,400    Eli Lilly & Company                               4,619
28,000    Medtronic, Inc.                                   1,474
70,800    Merck & Company, Inc.                             8,531
76,500    Pfizer, Inc.                                      8,707
29,555    Pharmacia & Upjohn, Inc.                          1,243
43,800    Schering-Plough                                   3,509
 5,400    St. Jude Medical, Inc. <F1>                         191
17,500    Tenet Healthcare Corporation <F1>                   655
                                                         --------
                                                           50,619
                                                         --------

          ELECTRIC 0.8%
 7,700    Ameren Corporation                                  305
 8,032    CINenergy Corporation                               280
13,300    Consolidated Edison Company of New York, Inc.       602
21,128    Duke Power Company                                1,223
21,400    Edison International                                638
 7,600    General Public Utilities Corporation                301
17,300    PacifiCorp                                          402
13,900    Texas Utilities Company                             556
                                                         --------
                                                            4,307
                                                         --------

          ELECTRICAL EQUIPMENT 3.5%
11,900    AMP, Inc.                                           468
26,600    Emerson Electric Company                          1,692
195,900   General Electric Company                         16,676
 2,800    Grainger (W.W.), Inc.                               305
                                                         --------
                                                           19,141
                                                         --------

          ELECTRONICS 3.5%
 3,400    General Signal Corporation                          150
 4,200    Harris Corporation                                  203
62,300    Hewlett-Packard Company                           4,692
98,000    Intel Corporation                                 7,920
34,900    Motorola, Inc.                                    1,941
 8,500    National Semiconductor Corporation <F1>             187
30,700    Northern Telecom Ltd.                             1,869
 2,100    Perkin-Elmer Corporation                            144
 3,450    Tektronix, Inc.                                     148
23,400    Texas Intruments, Inc.                            1,499
 2,500    Thomas & Betts Corporation                          146
 3,700    Western Atlas, Inc. <F1>                            292
                                                         --------
                                                           19,191
                                                         --------

          ENERGY 1.7%
10,900    American Electric Power Company                     520
10,250    Baltimore Gas & Electric Company                    323
 9,900    Carolina Power & Light Company                      426
14,100    Central & South West Corporation                    367
 6,725    Coastal Corporation                                 480
 4,800    Consolidated Natural Gas Company                    276
12,400    Dominion Resources, Inc.                            491
 7,800    DTE Energy Company                                  306




                                                                   FIRSTAR FUNDS
                                                                          (LOGO)
  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------

          ENERGY 1.7% (CONT.)
14,900    Entergy Corporation                             $   371
13,000    FirstEnergy Corp.                                   393
10,600    FPL Group, Inc.                                     658
18,572    Houston Industries, Inc.                            540
11,600    Niagara Mohawk Power Corporation <F1>               142
 3,300    NICOR, Inc.                                         135
 4,500    Northern States Power Company                       254
 4,600    Pacific Enterprises, Inc.                           179
24,700    Pacific Gas & Electric Company                      800
15,400    Peco Energy Company                                 367
12,500    Public Service Enterprises Group, Inc.              420
 6,400    Sonat, Inc.                                         284
41,400    Southern Company                                  1,097
12,300    Unicom Corporation                                  427
                                                         --------
                                                            9,256
                                                         --------

          ENERGY - RAW MATERIALS 0.4%
10,000    Baker Hughes, Inc.                                  405
10,200    Dresser Industries, Inc.                            539
14,800    Halliburton Company                                 814
19,100    Occidental Petroleum Corporation                    562
                                                         --------
                                                            2,320
                                                         --------

          ENTERTAINMENT & LEISURE 1.0%
 4,500    Brunswick Corporation                               146
 7,125    Hasbro, Inc.                                        262
16,387    Mattel, Inc.                                        628
41,200    McDonald's Corporation                            2,549
10,200    Mirage Resorts, Incorporated <F1>                   225
 6,062    Starwood Hotels & Resorts                           304
20,685    Viacom, Inc. - Class B <F1>                       1,200
 8,050    Wendy's International, Inc.                         194
                                                         --------
                                                            5,508
                                                         --------

          ENVIRONMENTAL SERVICES 0.1%
22,100    Laidlaw, Inc. - Class B                             308
                                                         --------

          FINANCE 2.3%
27,800    American Express Company                          2,836
 3,100    Beneficial Corporation                              404
 6,400    H.F. Ahmanson & Company                             488
 6,000    Household International, Inc.                       789
 6,100    Lehman Brothers Holdings, Inc.                      433
20,000    Merrill Lynch & Company, Inc.                     1,755
19,700    National City Corporation                         1,364
68,618    Travelers Group, Inc.                             4,199
                                                         --------
                                                           12,268
                                                         --------

          FINANCIAL SERVICES 2.3%
20,745    Associates First Capital Corporation - Class A    1,551
10,400    Conseco, Inc.                                       516
 5,600    Countrywide Credit Industries, Inc.                 271
63,500    Federal National Mortgage Association             3,802


                     See notes to the financial statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          FINANCIAL SERVICES 2.3% (CONT.)
15,000    Franklin Resources, Inc.                        $   803
 8,200    Green Tree Financial Corporation                    334
 5,400    MBIA, Inc.                                          403
28,475    MBNA Corporation                                    965
35,466    Morgan Stanley Group, Inc.                        2,797
11,300    SunAmerica, Inc.                                    564
17,400    The Charles Schwab Corporation                      609
                                                         --------
                                                           12,615
                                                         --------

          FOOD, BEVERAGES & TOBACCO 6.2%
   570    Agribrands International, Inc.<F1>                   22
34,294    Archer-Daniels-Midland Company                      737
16,200    Bestfoods                                           889
27,300    Campbell Soup Company                             1,401
148,100   Coca-Cola Company                                11,237
28,450    ConAgra, Inc.                                       830
 2,025    CPC International, Inc.                              72
 9,800    Dardeen Restaurants, Inc.                           157
10,000    Fortune Brands, Inc.                                369
 9,500    General Mills, Inc.                                 642
21,900    Heinz (H.J.) Company                              1,194
 8,300    Hershey Foods Corporation                           608
24,000    Kellogg Company                                     990
 9,900    Lowe's Companies, Inc                               692
90,900    PepsiCo, Inc.                                     3,608
145,200   Philip Morris Companies, Inc.                     5,418
10,200    Pioneer Hi-Bred International, Inc.                 385
 7,800    Quaker Oats Company                                 406
 6,400    Ralston-Ralston Purina Group                        678
28,300    Sara Lee Corporation                              1,686
18,600    Sysco Corporation                                   443
 9,320    Tricon Global Restaurants, Inc. <F1>                296
10,900    UST, Inc.                                           300
 6,800    Wrigley (Wm) Jr. Company                            605
                                                         --------
                                                           33,665
                                                         --------

          GOLD & PRECIOUS METALS 0.2%
21,200    Barrick Gold Corporation                            476
13,600    Battle Mountain Gold Company                         98
 3,500    Cyprus Amax Minerals Company                         60
 9,600    Freeport McMoRan Copper & Gold, Inc.                181
 6,100    Homestake Mining Company                             71
11,361    Placer Dome, Inc.                                   168
                                                         --------
                                                            1,054
                                                         --------

          HEALTH CARE SERVICES & SUPPLIES 1.4%
 2,900    Bausch & Lomb, Inc.                                 143
11,500    Boston Scientific Corporation <F1>                  832
37,828    Columbia/HCA Healthcare Corporation               1,246
12,300    HBO & Company                                       736
22,900    HEALTHSOUTH Corporation <F1>                        691
 3,400    Manor Care, Inc.                                    119
10,600    United Healthcare Corporation                       745

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          HEALTH CARE SERVICES & SUPPLIES 1.4% (CONT.)
16,300    Warner-Lambert Company                          $ 3,084
                                                         --------
                                                            7,596
                                                         --------

          HOSPITAL SUPPLIES & SERVICES 0.1%
 6,500    Biomet, Inc.                                        195
 2,900    US Surgical Corporation                              91
                                                         --------
                                                              286
                                                         --------

          HOUSEHOLD PRODUCTS 0.1%
11,900    Federated Department Stores <F1>                    585
                                                         --------

          INSURANCE 3.8%
 8,394    Aetna Life and Casualty Company                     678
25,073    Allstate Corporation                              2,413
15,200    American General Corporation                      1,013
42,032    American International Group, Inc.                5,530
 9,500    Aon Corporation                                     613
 9,600    Chubb Corporation                                   758
 4,200    CIGNA Corporation                                   869
 3,000    Cincinnati Financial Corporation                    382
 4,500    General Re Corporation                            1,006
 6,900    The Hartford Financial Services Group, Inc.         764
 6,225    Jefferson-Pilot Corporation                         365
26,304    KeyCorp                                           1,044
 6,100    Lincoln National Corporation                        542
10,640    Marsh & McLennan Companies, Inc.                    970
 6,400    MGIC Investment Corporation                         403
 4,100    Progressive Corporation                             555
 6,400    Providian Corporation                               385
 9,400    SAFECO Corporation                                  469
 6,467    St Paul Companies, Inc.                             548
 7,900    Torchmark Corporation                               352
 3,700    Transamerica Corporation                            427
 8,000    UNUM Corporation                                    430
                                                         --------
                                                           20,516
                                                         --------

          LIQUOR 0.4%
29,300    Anheuser-Busch Companies, Inc.                    1,342
 3,400    Brown-Foreman Corporation - Class B                 193
19,900    Seagram Company Ltd.                                849
                                                         --------
                                                            2,384
                                                         --------

          MACHINERY - AGRICULTURE & AUTOMOTIVE 0.0%
 3,700    Case Equipment                                      235
                                                         --------

          MACHINERY - INDUSTRIAL 0.1%
 3,400    Harnischfeger Industries, Inc.                       96
 9,500    Thermo Electron Corporation <F1>                    378
                                                         --------
                                                              474
                                                         --------

          MEDICAL INSTRUMENTS 0.1%
 8,400    Guidant Corporation                                 562

                     See notes to the financial statements.



EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          METALS & MINERALS 0.3%
12,160    Allegheny Teledyne, Inc.                         $  309
 6,200    Nucor Corporation                                   372
17,266    USX Corporation-Marathon Group, Inc.                618
 4,793    USX Corporation-US Steel Group, Inc.                188
 5,125    Worthington Industries, Inc.                         92
                                                         --------
                                                            1,579
                                                         --------

          MISCELLANEOUS 0.8%
21,300    Applied Materials, Inc. <F1>                        769
 4,100    Mallinckrodt Group, Inc.                            132
10,400    PP&L Resources, Inc.                                240
22,700    3 Com Corporation <F1>                              778
23,900    3M Corporation                                    2,256
                                                         --------
                                                            4,175
                                                         --------

          MULTI-INDUSTRY 0.8%
46,241    Cendant Corporation<F1>                           1,156
13,900    Corning, Inc.                                       556
 6,500    Loews Corporation                                   650
 9,624    Tenneco, Inc.                                       414
34,300    Tyco International, Ltd.                          1,869
                                                         --------
                                                            4,645
                                                         --------

          NATURAL GAS 0.2%
18,000    Enron Corporation                                   885
                                                         --------

          NON-FERROUS METALS 0.4%
13,250    Alcan Aluminum Ltd.                                 431
 9,600    Aluminum Company of America                         744
 1,200    ASARCO, Inc.                                         30
 6,300    Englehard Corporation                               133
 8,100    Inco, Ltd.                                          142
 9,436    Newmont Mining Corporation                          304
 3,300    Phelps Dodge Corporation                            222
 5,200    Reynolds Metals Company                             343
                                                         --------
                                                            2,349
                                                         --------

          OFFICE EQUIPMENT 0.0%
16,700    Novell, Inc. <F1>                                   167
                                                         --------

          OIL - DOMESTIC 1.4%
 4,700    Amerada Hess Corporation                            270
58,200    Amoco Corporation                                 2,575
 3,200    Anadarko Petroleum Corporation                      234
 3,800    Ashland, Inc.                                       201
19,200    Atlantic Richfield Company                        1,498
11,892    Burlington Resources, Inc.                          559
 2,700    Columbia Gas System, Inc.                           219
 3,400    Kerr-McGee Corporation                              224
 4,900    Oryx Energy Company <F1>                            128
 2,400    Pennzoil Company                                    154
15,800    Phillips Petroleum Company                          783



                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          OIL - DOMESTIC 1.4% (CONT.)
 4,400    Rowan Companies, Inc. <F1>                      $   130
 3,800    Sun Company, Inc.                                   154
15,500    Unocal Corporation                                  635
                                                         --------
                                                            7,764
                                                         --------

          OIL - INTERNATIONAL 5.0%
 7,400    Apache Corporation                                  262
39,300    Chevron Corporation                               3,250
145,500   Exxon Corporation                                10,612
46,900    Mobil Corporation                                 3,705
128,400   Royal Dutch Petroleum Company                     7,263
32,000    Texaco, Inc.                                      1,968
                                                         --------
                                                           27,060
                                                         --------

          OIL & GAS SERVICES 0.5%
29,800    Schlumberger, Ltd.                                2,470
12,938    Union Pacific Resources Group                       309
                                                         --------
                                                            2,779
                                                         --------

          PAPER & FOREST PRODUCTS 1.1%
 2,500    Boise Cascade Corporation                            94
 5,500    Champion International Corporation                  296
11,700    Fort James Corporation                              581
 5,600    Georgia-Pacific Corporation                         432
17,700    International Paper Company                         924
32,512    Kimberly-Clark Corporation                        1,650
 4,972    Louisiana Pacific Corporation                       109
 6,200    Mead Corporation                                    215
 3,250    Temple-Inland, Inc.                                 210
 4,050    Union Camp Corporation                              245
 6,825    Westvaco Corporation                                207
12,650    Weyerhaeuser Company                                729
 5,800    Willamette Industries                               225
                                                         --------
                                                            5,917
                                                         --------

          POLLUTION CONTROL 0.2%
11,200    Browning-Ferris Industries, Inc.                    382
26,400    Waste Management, Inc.                              884
                                                         --------
                                                            1,266
                                                         --------

          PRINTING & PUBLISHING 0.2%
 6,300    McGraw-Hill, Inc.                                   488
 9,300    R.R. Donnelley & Sons Company                       410
                                                         --------
                                                              898
                                                         --------

          PRODUCTION 1.0%
 1,200    Briggs & Stratton Corporation                        54
22,100    Caterpillar, Inc.                                 1,258
 7,800    Cooper Industries, Inc.                             522
14,400    Deere & Company                                     842
12,000    Dover Corporation                                   474
 1,900    FMC Corporation <F1>                                147
                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          PRODUCTION 1.0%  (CONT.)
 1,600    Foster Wheeler Corporation                       $   44
 2,650    Hussmann International, Inc.                         46
14,100    Illinois Tool Works, Inc.                           994
10,100    Ingersoll-Rand Company                              465
 6,366    Pall Corporation                                    125
 6,525    Parker-Hannifin Corporation                         291
 4,700    Raychem Corporation                                 189
 4,900    Timken Company                                      196
                                                         --------
                                                            5,647
                                                         --------

          RAILROADS 0.6%
 8,781    Burlington Northern Santa Fe                        869
13,620    CSX Corporation                                     715
21,300    Norfolk Southern Corporation                        712
14,700    Union Pacific Corporation                           805
                                                         --------
                                                            3,101
                                                         --------

          RETAIL 4.4%
14,300    Albertson's, Inc.                                   715
 4,400    American Greetings Corporation                      204
15,600    American Stores Company                             374
 6,800    Circuit City Stores, Inc.                           276
 6,000    Consolidated Stores Corporation<F1>                 240
12,421    Costco Companies, Inc.<F1>                          694
13,100    Dayton Hudson Corporation                         1,144
 5,500    Dillard Department Stores, Inc. - Class A           202
23,700    Gap, Inc.                                         1,219
 2,500    Giant Food, Inc.                                     93
43,750    Home Depot, Inc.                                  3,046
28,500    Kmart Corporation <F1>                              497
14,300    Kroger Corporation <F1>                             599
15,911    The Limited, Inc.                                   534
13,476    The May Department Stores Company <F1>              831
 3,100    Mercantile Stores Company, Inc.                     226
 4,200    Nordstrom, Inc.                                     275
14,600    J.C. Penney Company, Inc.                         1,038
 3,300    Pep Boys _ Manny, Moe & Jack                         72
14,200    Rite Aid Corporation                                456
23,800    Sears Roebuck and Company                         1,412
 3,500    Supervalu, Inc.                                     153
 5,700    Tandy Corporation                                   284
 8,700    TJX Companies, Inc.                                 385
15,625    Toys 'R' Us, Inc. <F1>                              431
30,300    Walgreen Company                                  1,045
134,500   Wal-Mart Stores, Inc.                             6,801
 9,500    Winn-Dixie Stores, Inc.                             357
 6,600    Woolworth Corporation <F1>                          152
                                                         --------
                                                           23,755
                                                         --------

          SAVINGS & LOAN 0.4%
40,600    Federal Home Loan Mortgage Corporation            1,880
 3,400    Golden West Financial Corporation                   358
                                                         --------
                                                            2,238
                                                         --------

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------

          SEMICONDUCTORS 0.2%
 7,500    Advanced Micro Devices, Inc. <F1>               $   208
 4,500    KLA-Tencor Corporation <F1>                         181
 7,100    LSI Logic Corp <F1>                                 193
13,500    Micron Technology Incorporated                      419
                                                         --------
                                                            1,001
                                                         --------

          SOFTWARE 2.6%
 3,300    Adobe Systems Incorporated                          165
15,300    Bay Networks <F1>                                   359
144,700   Microsoft Corporation <F1>                       13,041
16,200    Parametric Technology Company <F1>                  518
                                                         --------
                                                           14,083
                                                         --------
          TELECOMMUNICATIONS 7.9%
33,800    Airtouch Communications, Inc. <F1>                1,796
10,400    Alltell Corporation                                 445
65,500    Ameritech Corporation                             2,788
95,656    AT&T Corporation                                  5,745
45,404    Bell Atlantic Corporation                         4,248
59,300    BellSouth Corp.                                   3,806
 7,300    Cabletron Systems <F1>                               97
 5,800    DSC Communications Corporation <F1>                 104
 9,300    Frontier Corporation                                278
57,300    GTE Corporation                                   3,348
77,892    Lucent Technologies, Inc.                         5,930
40,700    MCI Communications Corporation                    2,048
16,200    Nextel Communications, Inc.<F1>                     465
107,288   SBC Communications, Inc.                          4,446
25,100    Sprint Corporation                                1,715
28,953    US West, Inc.                                     1,527
36,353    US West Media Group, Inc. <F1>                    1,372
60,600    WorldCom, Inc. <F1>                               2,593
                                                         --------
                                                           42,751
                                                         --------

          TELECOMMUNICATIONS EQUIPMENT 0.2%
 8,400    General Instrument Corporation<F1>                  188
10,000    Tellabs, Inc. <F1>                                  709
                                                         --------
                                                              897
                                                         --------

          TEXTILES & APPAREL 0.4%
11,400    CVS Corporation                                     841
 4,100    Fruit of The Loom, Inc. <F1>                        153
 3,600    Liz Claiborne, Inc.                                 177
17,300    Nike, Inc. - Class B                                826
 2,600    Reebok International Ltd.                            76
 2,000    Russell Corporation                                  54
 6,554    VF Corporation                                      341
                                                         --------
                                                            2,468
                                                         --------

                     See notes to the financial statements.


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                        ---------------
          TIRE & RUBBER 0.2%
 4,800    Cooper Tire & Rubber Company                   $    115
 4,100    Goodrich (B.F.) Company                             221
 8,762    Goodyear Tire & Rubber Company                      613
                                                         --------
                                                              949
                                                         --------

          TRANSPORTATION EQUIPMENT 0.0%
 1,700    Cummins Engine Company, Inc.                         92
                                                         --------

          TRAVEL & RECREATION 1.2%
40,400    The Walt Disney Company                           5,022
 4,950    Harrahs Entertainment, Inc. <F1>                    129
14,700    Hilton Hotels Corporation                           469
15,300    Marriott International, Inc.                        505
 7,500    Marriott International, Inc. - Class A              240
 1,875    Sodexho Marriot Services, Inc.                       48
                                                         --------
                                                            6,413
                                                         --------

          TRUCKING 0.0%
 3,550    Ryder System, Inc.                                  124
                                                         --------

          Total Common Stock (Cost $279,045)              515,787
                                                         --------






  Principal
   Amount                                            Market Value
(in thousands)                                     (in thousands)
---------------                                    --------------

          SHORT-TERM INVESTMENTS 5.1%
          U.S. TREASURIES 0.3%
$ 1,600   U.S. Treasury Bill, 4.91%, 8/20/98             $  1,576
                                                         --------

          Total U.S. Treasuries (Cost $1,575)               1,576
                                                         --------


          VARIABLE RATE DEMAND NOTES 4.8%
11,891    American Family Financial Services, Inc.         11,891
14,161    Warner-Lambert Co.                               14,161
                                                         --------

          Total Variable Rate Demand Notes (Cost $26,052)  26,052
                                                         --------

          Total Short-Term Investments (Cost $27,627)      27,628
                                                         --------

          Total Investments (Cost $306,672) 99.8%         543,415
                                                         --------

          Other Assets, less Liabilities 0.2%               1,111
                                                         --------

          TOTAL NET ASSETS 100.0%                        $544,526
                                                         ========

          <F1>Non-income producing

                     See notes to the financial statements.


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------

          COMMON STOCKS 92.0%
          AEROSPACE & AIRCRAFT 2.0%
109,000   Gulfstream Aerospace Corporation <F1>           $ 4,571
                                                         --------

          AIR TRANSPORTATION 1.4%
48,000    FDX Corporation <F1>                              3,264
                                                         --------

          BANKING 4.2%
17,005    Charter One Financial, Inc.                       1,151
43,000    First Union Corporation                           2,596
32,200    State Street Corporation                          2,302
50,100    Washington Mutual, Inc.                           3,510
                                                         --------
                                                            9,559
                                                         --------

          BUILDING MATERIALS 0.8%
62,300    Royal Group Technologies Ltd. <F1>                1,935
                                                         --------

          BUSINESS MACHINES & SOFTWARE 2.8%
 7,900    Computer Associates International, Inc.             463
25,700    Microsoft Corporation <F1>                        2,316
42,800    Parametric Technology Company<F1>                 1,368
51,300    Sterling Commerce, Inc. <F1>                      2,183
                                                         --------
                                                            6,330
                                                         --------

          BUSINESS SERVICES 9.9%
72,000    Cintas Corporation                                3,429
71,500    Cognizant Corporation                             3,678
23,600    First Data Corporation                              799
12,000    Manpower, Inc.                                      529
149,900   Pittston Brink's Group                            5,865
17,100    Sabre Group Holdings, Inc. <F1>                     622
221,200   SunGard Data Systems, Inc. <F1>                   7,880
                                                         --------
                                                           22,802
                                                         --------

          CHEMICALS 2.4%
33,500    Du pont (E.I.) De Nemours and Company             2,439
75,500    Sigma-Aldrich Corporation                         3,011
                                                         --------
                                                            5,450
                                                         --------

          COMMUNICATIONS & MEDIA 3.3%
86,600    Interpublic Group of Companies, Inc.              5,532
42,400    Omnicom Group, Inc.                               2,009
                                                         --------
                                                            7,541
                                                         --------

          COMPUTERS 0.7%
11,700    Compaq Computers Corporation                        328
16,000    Dell Computer Corporation <F1>                    1,292
                                                         --------
                                                            1,620
                                                         --------

          CONSUMER PRODUCTS 1.2%
56,400    Newell Company                                    2,725
                                                         --------



  Number                                              Market Value
of Shares                                            (in thousands
-----------                                         ---------------

          DRUGS 6.2%
32,300    Elan Corporation, PLC ADR <F1>                  $ 2,007
33,500    Merck & Co., Inc.                                 4,037
33,000    Warner-Lambert Company                            6,243
46,700    Watson Pharmaceuticals, Inc.<F1>                  2,008
                                                         --------
                                                           14,295
                                                         --------

          ELECTRONICS & SCIENTIFIC INSTRUMENTS 3.4%
56,400    Cisco Systems, Inc. <F1>                          4,131
24,000    Hewlett-Packard Company                           1,807
52,470    Molex, Inc. - Class A                             1,410
14,750    Thermo Instrument Systems Inc. <F1>                 435
                                                         --------
                                                            7,783
                                                         --------

          ENTERTAINMENT & LEISURE 0.3%
17,700    Hasbro, Inc.                                        651
                                                         --------

          FINANCIAL SERVICES 7.5%
29,600    Associates First Capital Corporation              2,213
46,600    Federal National Mortgage Association             2,790
52,700    Franklin Resources, Inc.                          2,819
98,850    MBNA Corporation                                  3,348
 8,100    Newcourt Credit Group, Inc.                         398
60,700    SunAmerica, Inc.                                  3,031
41,685    Travelers Group, Inc.                             2,551
                                                         --------
                                                           17,150
                                                         --------

          HEALTH CARE SERVICES & SUPPLIES 5.5%
28,200    Boston Scientific Corporation <F1>                2,039
14,700    Cardinal Health, Inc.                             1,415
81,450    Health Care & Retirement Corporation <F1>         3,319
76,000    Healthsouth Corporation<F1>                       2,294
28,300    Lincare Holdings, Inc. <F1>                       2,296
22,600    Medtronic, Inc.                                   1,189
                                                         --------
                                                           12,552
                                                         --------

          INSURANCE 5.0%
35,025    AFLAC, Inc.                                       2,277
75,800    MBIA, Inc.                                        5,656
55,900    MGIC Investment Corporation                       3,526
                                                         --------
                                                           11,459
                                                         --------

          LODGING 1.2%
62,160    Promus Hotel Corporation <F1>                     2,809
                                                         --------

          MULTI-INDUSTRY 6.6%
42,500    Leggett & Platt, Inc.                             2,207
62,200    Thermo Electron Corporation <F1>                  2,476
194,600   Tyco International, Ltd.                         10,606
                                                         --------
                                                           15,289
                                                         --------

          NATURAL GAS 1.3%
61,600    Enron Corporation                                 3,030
                                                         --------


                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


GROWTH FUND
SCHEDULE OF INVESTMENTS
April 30, 1998
(Unaudited)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------

          OIL & GAS SERVICES 2.1%
26,600    Halliburton Company                            $  1,463
40,900    Schlumberger, Ltd.                                3,390
                                                         --------
                                                            4,853
                                                         --------

          POLLUTION CONTROL 1.0%
47,300    USA Waste Services, Inc. <F1>                     2,321
                                                         --------

          RETAIL 6.7%
12,500    Bed Bath & Beyond, Inc. <F1>                        616
70,400    Costco Companies, Inc. <F1>                       3,934
61,800    Federated Department Stores, Inc. <F1>            3,040
199,200   Food Lion, Inc. - Class A                         2,017
21,700    Home Depot, Inc.                                  1,511
70,200    Safeway, Inc. <F1>                                2,685
69,300    Staples, Inc.<F1>                                 1,711
                                                         --------
                                                           15,514
                                                         --------

          SEMICONDUCTORS 1.0%
29,600    Intel Corporation                                 2,392
                                                         --------

          TELECOMMUNICATIONS 4.6%
152,100   Cincinnati Bell, Inc.                             5,818
94,700    MCI Communications Corporation                    4,765
                                                         --------
                                                           10,583
                                                         --------

          TELECOMMUNICATIONS EQUIPMENT 3.1%
60,800    Lucent Technologies, Inc.                         4,628
35,100    Tellabs, Inc. <F1>                                2,488
                                                         --------
                                                            7,116
                                                         --------

          TEXTILES & APPAREL 1.8%
40,900    Liz Claiborne, Inc.                               2,012
79,500    Polo Ralph Lauren Corporation <F1>                2,236
                                                         --------
                                                            4,248
                                                         --------

          TRANSPORTATION 2.4%
153,800   Harley-Davidson, Inc.                             5,537
                                                         --------

          TRAVEL & RECREATION 3.6%
71,100    Carnival Corporation - Class A                    4,946
26,700    The Walt Disney Company                           3,319
                                                         --------
                                                            8,265
                                                         --------

          Total Common Stock (Cost $127,532)              211,644
                                                         --------

   Number
  of Shares                                           Market Value
(in thousands)                                       (in thousands)
--------------                                      ---------------

          SHORT-TERM INVESTMENTS 6.0%
          Investment Companies 1.6%
    10    Financial Square Prime Obligation Fund         $     10
 3,691    Short-Term Investments Co.
             Liquid Assets Portfolio                        3,691
                                                         --------

          Total Investment Companies (Cost $3,701)          3,701
                                                         --------

  Principal
   Amount
(in thousands)
---------------

          VARIABLE RATE DEMAND NOTES 4.4%
$10,000   Warner-Lambert Co.                               10,000
                                                         --------

          Total Variable Rate Demand Notes (Cost $10,000)  10,000
                                                         --------

          Total Short-Term Investments (Cost $13,701)      13,701
                                                         --------

          Total Investments (Cost $141,233) 98.0%         225,345
                                                         --------

          Other Assets, less Liabilities 2.0%               4,669
                                                         --------

          TOTAL NET ASSETS 100.0%                        $230,014
                                                         ========

   <F1>   Non-income producing

                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


SPECIAL GROWTH FUND
SCHEDULE OF INVESTMENTS
April 30, 1998
(Unaudited)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------


          COMMON STOCKS 97.3%
          AUTO & TRUCK 0.1%
29,200    Applied Power, Inc. - Class A                  $  1,091
                                                         --------

          BUSINESS MACHINES & SOFTWARE 4.9%
333,900   Network Associates, Inc.<F1>                     22,872
343,100   Synopsys, Inc.<F1>                               14,753
                                                         --------
                                                           37,625
                                                         --------

          BUSINESS SERVICES 11.7%
279,900   AccuStaff, Inc. <F1>                             10,041
374,500   Ciber, Inc. <F1>                                 12,173
564,200   Concord EFS, Inc. <F1>                           17,772
98,600    CSG Systems International, Inc.<F1>               4,486
375,700   FIserv, Inc. <F1>                                24,561
69,800    Gartner Group, Inc. - Class A<F1>                 2,312
333,650   Robert Half International, Inc. <F1>             18,059
                                                         --------
                                                           89,404
                                                         --------

          COMPUTERS 3.8%
579,000   Tech Data Corporation <F1>                       28,878
                                                         --------

          FINANCIAL SERVICES 7.9%
805,500   E*TRADE Group, Inc.<F1>                          20,087
48,500    Heller Financial, Inc.<F1>                        1,310
144,500   Kansas City Southern Industries, Inc.             6,530
 3,100    Peoples Heritage Financial Group, Inc.              150
70,400    T. Rowe Price Associates, Inc.                    5,315
784,700   The Charles Schwab Corporation                   27,464
                                                         --------
                                                           60,856
                                                         --------

          HEALTH CARE SERVICES & SUPPLIES 14.2%
42,400    First Health Group Corporation<F1>                2,502
1,005,893 Health Management Associates, Inc. - Class A<F1> 31,686
62,700    Henry Schein, Inc.<F1>                            2,445
242,775   Lincare Holdings, Inc. <F1>                      19,695
627,775   PhyCor, Inc. <F1>                                14,282
413,000   Shared Medical Systems Corporation               30,123
142,600   Universal Health Services, Inc. - Class B<F1>     8,208
                                                         --------
                                                          108,941
                                                         --------

          HOSPITAL SUPPLIES & SERVICES 0.3%
79,300    Omnicare, Inc.                                    2,716
                                                         --------

          HOUSING 2.2%
598,900   Toll Brothers, Inc. <F1>                         16,694
                                                         --------

          INSURANCE 16.3%
587,300   AMBAC, Inc.                                      33,293
342,200   MGIC Investment Corporation                      21,559
986,950   Protective Life Corporation                      36,641
482,800   ReliaStar Financial Corporation                  22,028
204,425   Vesta Insurance Group, Inc.                      11,576
                                                         --------
                                                          125,097
                                                         --------


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------


          MEDICAL INSTRUMENTS 0.9%
75,300    Sofamor Danek Group, Inc. <F1>                 $  6,608
                                                         --------

          OIL & GAS - DOMESTIC 0.7%
152,000   Barrett Resources Corporation<F1>                 5,643
                                                         --------

          RESTAURANTS 0.1%
19,300    Papa John's International, Inc.<F1>                 806
                                                         --------

          RETAIL 11.4%
394,400   Bed Bath and Beyond, Inc. <F1>                   19,424
715,197   Dollar General Corporation                       27,088
 9,700    Fastenal Company                                    543
419,100   General Nutrition Companies, Inc. <F1>           15,035
76,100    MSC Industrial Direct Co., Inc. - Class A <F1>    3,872
229,600   Office Depot, Inc.<F1>                            7,606
511,400   Pier 1 Imports, Inc.                             13,488
                                                         --------
                                                           87,056
                                                         --------

          SCHOOLS 0.9%
201,450   Apollo Group, Inc. <F1>                           6,900
                                                         --------

          SECURITY SERVICES 1.5%
427,600   Corrections Corporation of America <F1>          11,866
                                                         --------

          SEMICONDUCTORS 3.5%
664,600   Maxim Integrated Products <F1>                   26,833
                                                         --------

          SOFTWARE 6.5%
719,600   Cadence Design Systems, Inc. <F1>                26,130
354,300   Cambridge Technologies Partners, Inc. <F1>       18,512
105,600   Electronic Arts, Inc.<F1>                         4,884
                                                         --------
                                                           49,526
                                                         --------

          TELECOMMUNICATIONS EQUIPMENT 3.8%
223,300   Advanced Fibre Communications, Inc.<F1>           9,462
355,200   CIENA Corporation <F1>                           19,802
                                                         --------
                                                           29,264
                                                         --------
          TEXTILES & APPAREL 5.1%
456,300   Jones Apparel Group, Inc. <F1>                   27,292
184,400   Ross Stores, Inc.                                 8,524
106,400   Wolverine World Wide, Inc.                        3,072
                                                         --------
                                                           38,888
                                                         --------

          WASTE MANAGEMENT 1.5%
470,475   Newpark Resources, Inc.<F1>                      11,321
                                                         --------

          Total Common Stock (Cost $482,595)              746,013
                                                         --------


                     See notes to the financial statements.


SPECIAL GROWTH FUND
SCHEDULE OF INVESTMENTS
April 30, 1998
(Unaudited)

   Number
  of Shares                                           Market Value
(in thousands)                                       (in thousands)
--------------                                      ---------------


          SHORT-TERM INVESTMENTS 2.6%
          Investment Companies 2.6%
    10    Financial Square Prime Obligation Fund         $     10
19,980    Short-Term Investments Co.
             Liquid Assets Portfolio                       19,980
                                                         --------

          Total Investment Companies (Cost $19,990)        19,990
                                                         --------

          Total Short-Term Investments (Cost $19,990)      19,990
                                                         --------
          Total Investments (Cost $502,585) 99.9%         766,003
                                                         --------

          Other Assets, less Liabilities 0.1%                 828
                                                         --------

          TOTAL NET ASSETS 100.0%                        $766,831
                                                         ========

   <F1>   Non-income producing

                     See notes to the financial statements.


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

Emerging Growth FUND
SCHEDULE OF INVESTMENTS
April 30, 1998
(Unaudited)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------

          COMMON STOCKS 90.4%
          BUSINESS MACHINES & SOFTWARE 1.7%
 4,800    Digi International, Inc.<F1>                    $   128
 5,200    Harbinger Corporation<F1>                           189
30,800    Hypercom Corporation<F1>                            400
16,200    National Instruments Corporation <F1>               575
                                                         --------
                                                            1,292
                                                         --------

          BUSINESS SERVICES 11.3%
31,200    ABR Information Services, Inc. <F1>                 902
13,200    American Business Information, Inc. - Class A <F1>  178
10,800    American Business Information, Inc. - Class B <F1>  154
 5,900    Catalina Marketing Corporation<F1>                  307
 1,300    Central Parking Corporation                          61
42,100    F.Y.I. Incorporated <F1>                          1,145
35,100    Mastech Corporation <F1>                            930
78,500    May & Speh, Inc.<F1>                              1,168
36,800    National Data Corporation                         1,502
22,900    Nova Corporation<F1>                                779
23,700    PMT Services, Inc.<F1>                              462
53,800    Sykes Enterprises, Inc.<F1>                       1,127
                                                         --------
                                                            8,715
                                                         --------

          COMPUTERS 2.2%
10,400    Black Box Corporation<F1>                           346
25,500    CDW Computer Centers, Inc. <F1>                   1,384
                                                         --------
                                                            1,730
                                                         --------

          COMMUNICATIONS & MEDIA 0.8%
19,400    Ha-Lo Industries, Inc.<F1>                          651
                                                         --------

          CONSTRUCTION 1.3%
11,200    D.R. Horton, Inc.                                   207
25,800    Granite Construction, Inc.                          762
 3,700    Standard Pacific Corporation                         63
                                                         --------
                                                            1,032
                                                         --------

          DATA PROCESSING 4.7%
107,400   Acxiom Corporation <F1>                           2,604
23,700    CCC Information Services Group Inc. <F1>            569
16,300    National Computer Systems, Inc.                     417
                                                         --------
                                                            3,590
                                                         --------

          DRUGS 1.2%
23,200    Barr Laboratories, Inc.<F1>                         940
                                                         --------

          ELECTRONICS & EQUIPMENT 0.6%
 9,800    Gemstar International Group, Inc.                   379
 5,100    Plexus Corporation<F1>                              112
                                                         --------
                                                              491
                                                         --------


  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------

          ENTERTAINMENT & LEISURE 4.2%
113,400   American Skiing Company<F1>                      $1,758
18,400    Cinar Films, Inc. - Class B <F1>                    354
14,500    Imax Corporation<F1>                                395
11,800    Scientific Games Holdings Corporation<F1>           263
10,950    Steiner Leisure Ltd.<F1>                            346
 5,700    Signature Resorts, Inc.<F1>                         102
                                                         --------
                                                            3,218
                                                         --------

          FINANCIAL SERVICES 3.3%
30,500    ARM Financial Group, Inc. - Class A                 654
 1,200    BancTec, Inc.<F1>                                    26
26,700    The BISYS Group, Inc.<F1>                         1,055
 6,000    Medallion Financial Corp.                           179
 8,500    SEI Investments Company                             628
                                                         --------
                                                            2,542
                                                         --------

          HEALTH CARE SERVICES & SUPPLIES 10.5%
26,200    Ballard Medical Products                            659
12,200    Cooper Companies, Inc. <F1>                         469
102,400   Graham-Field Health Products, Inc.<F1>              678
80,350    Quorum Health Group, Inc. <F1>                    2,581
67,400    Rural/Metro Corporation <F1>                      2,191
19,825    PSS World Medical, Inc.<F1>                         447
31,100    Vencor, Inc.<F1>                                    843
14,900    Weider Nutrition International, Inc.                211
                                                         --------
                                                            8,079
                                                         --------

          INDUSTRIAL DISTRIBUTION 0.5%
 2,300    Aviation Sales Company<F1>                           82
11,600    Barnett, Inc. <F1>                                  235
 2,000    Hughes Supply, Inc.                                  77
                                                         --------
                                                              394
                                                         --------

          INSURANCE 12.3%
 9,300    Annuity and Life Re (Holdings), Ltd.<F1>            222
48,700    Chartwell Re Corporation                          1,501
11,100    CMAC Investment Corporation                         717
10,014    Delphi Financial Group, Inc. <F1>                   571
32,800    Enhance Financial Services Group, Inc.            2,251
16,900    Executive Risk Incorporated                       1,127
15,800    Financial Security Assurance Holdings Ltd.          946
27,800    Terra Nova (Bermuda) Holdings Ltd.                  849
42,000    United Wisconsin Services                         1,305
                                                         --------
                                                            9,489
                                                         --------

          MEDICAL INSTRUMENTS 1.2%
28,600    Mentor Corporation                                  778
 7,900    Physio-Control International Corporation            182
                                                         --------
                                                              960
                                                         --------

                     See notes to the financial statements.



                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


Emerging Growth FUND
SCHEDULE OF INVESTMENTS
April 30, 1998
(Unaudited)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------

          OIL & GAS - DOMESTIC 4.8%
 6,600    Cabot Oil & Gas Corporation                    $    155
42,800    Denbury Resources, Inc.<F1>                         717
81,000    Forest Oil Corporation<F1>                        1,266
78,060    Swift Energy Company <F1>                         1,556
                                                         --------
                                                            3,694
                                                         --------
          OIL & GAS SERVICES 0.2%
 7,800    Seitel, Inc. <F1>                                   132
                                                         --------

          POLLUTION CONTROL 2.1%
14,300    Philip Services Corp. <F1>                          111
62,500    Tetra Technologies, Inc. <F1>                     1,496
                                                         --------
                                                            1,607
                                                         --------

          REAL ESTATE INVESTMENT TRUSTS (REITS) 1.8%
41,800    Golf Trust of America, Inc.                       1,364
                                                         --------

          RETAIL 13.4%
 1,300    Brylane, Inc.<F1>                                    76
103,600   Eagle Hardware & Garden, Inc. <F1>                1,890
66,500    Goody's Family Clothing, Inc. <F1>                3,292
35,900    The Men's Wearhouse, Inc. <F1>                    1,512
66,700    Petco Animal Supplies, Inc. <F1>                  1,317
63,500    Stein Mart, Inc. <F1>                             2,238
                                                         --------
                                                           10,325
                                                         --------

          SCHOOLS 2.1%
37,900    Computer Learning Centers, Inc.<F1>                 457
23,700    Sylvan Learning Systems, Inc. <F1>                1,166
                                                         --------
                                                            1,623
                                                         --------

          SECURITY SERVICES 0.8%
 2,700    The Wackenhut Corporation - Class A                  64
20,200    Wackenhut Corrections Corporation<F1>               528
                                                         --------
                                                              592
                                                         --------

          SHIPBUILDING 1.1%
32,800    Avondale Industries, Inc.<F1>                       882
                                                         --------

          SOFTWARE 5.5%
56,600    Avant! Corporation<F1>                            1,641
 6,300    AXENT Technologies, Inc.<F1>                        165
12,500    HNC Software, Inc. <F1>                             488
12,700    Hyperion Software Corporation<F1>                   551
 7,300    JDA Software Group, Inc.<F1>                        369
43,300    Software AG Systems, Inc.<F1>                     1,072
                                                         --------
                                                            4,286
                                                         --------

          TELECOMMUNICATIONS EQUIPMENT 2.4%
41,400    ECI Telecommunications Limited                    1,264
15,300    World Access, Inc.<F1>                              591
                                                         --------
                                                            1,855
                                                         --------



  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------

          TEXTILES & APPAREL 0.4%
16,200    Columbia Sportswear Company<F1>                 $   344
                                                         --------

          Total Common Stock (Cost $61,402)                69,827
                                                         --------

  Principal
   Amount
(in thousands)
--------------

          PREFERRED STOCK 1.4%
          Communications Companies 1.4%
$   19    US WEST Communications Group                      1,094
                                                         --------

          Total Preferred Stock (Cost $821)                 1,094
                                                         --------

   Number
  of Shares
(in thousands)
--------------

          SHORT-TERM INVESTMENTS 7.9%
          INVESTMENT COMPANIES 4.4%
    10    Financial Square Prime Obligation Fund               10
 3,359    Short-Term Investments Co.
             Liquid Assets Portfolio                        3,359
                                                         --------

          Total Investment Companies (Cost $3,369)          3,369
                                                         --------

Principal
Amount
(in thousands)

          VARIABLE RATE DEMAND NOTES 3.5%
$2,700    Warner-Lambert Co.                                2,700
                                                         --------

          Total Variable Rate Demand Notes (Cost $2,700)    2,700
                                                         --------

          Total Short-Term Investments (Cost $6,069)        6,069
                                                         --------

          Total Investments 99.7% (Cost $68,292)           76,990
                                                         --------

          Other Assets, less Liabilities 0.3%                 194
                                                         --------

          TOTAL NET ASSETS 100.0%                         $77,184
                                                          =======

   <F1>   Non-income producing

                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


Microcap FUND
SCHEDULE OF INVESTMENTS
April 30, 1998
(Unaudited)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------

          COMMON STOCKS 95.8%
          AIR TRANSPORTATION 1.9%
27,300    Atlantic Coast Airlines, Inc. <F1>              $ 1,544
73,100    Indigo Aviation AB ADR<F1>                          978
                                                         --------
                                                            2,522
                                                         --------

          AUTOS & TRUCKS 1.5%
133,700   Group 1 Automotive, Inc. <F1>                     2,005
                                                         --------

          COMMERCIAL SERVICES 4.5%
79,700    Advanced Health Corporation <F1>                  1,136
45,600    Kroll-O'Gara Company<F1>                            939
278,400   ProSoft Development, Inc. <F1>                    2,158
78,500    SteriGenics International, Inc.<F1>               1,815
                                                         --------
                                                            6,048
                                                         --------

          COMPUTER HARDWARE 2.6%
44,200    RadiSys Corporation <F1>                          1,204
77,900    SBS Technologies, Inc. <F1>                       2,327
                                                         --------
                                                            3,531
                                                         --------

          COMPUTER SOFTWARE & SERVICES 11.7%
29,200    Brightstar Information Technologies Group, Inc.<F1> 456
 7,400    Brio Technology, Inc.<F1>                            81
18,300    Command Systems, Inc.<F1>                           127
54,200    Computer Management Sciences, Inc.<F1>            1,396
110,300   Condor Technology Solutions, Inc.<F1>             1,923
80,300    Cotelligent Group, Inc.<F1>                       2,073
67,100    Diamond Technologies Partners, Inc.<F1>           1,879
53,000    Fundtech Ltd.<F1>                                 1,120
70,100    ISS Group, Inc.<F1>                               3,102
77,800    Phoenix International Ltd., Inc. <F1>             2,295
67,900    Tier Technologies, Inc. - Class B<F1>             1,366
                                                         --------
                                                           15,818
                                                         --------

          COSMETICS & SOAP 3.7%
242,900   Advanced Polymer Systems, Inc. <F1>               1,974
182,700   French Fragrances, Inc. <F1>                      3,106
                                                         --------
                                                            5,080
                                                         --------

          DATA PROCESSING 1.4%
65,100    Data Processing Resources Corporation<F1>         1,822
                                                         --------

          DISTRIBUTION 6.7%
36,800    1-800 Contacts, Inc.<F1>                            685
284,100   Elcom International, Inc. <F1>                    1,634
49,900    Insight Enterprises, Inc.<F1>                     1,990
124,200   Pomeroy Computer Resources, Inc. <F1>             3,159
79,100    U.S.A. Floral Products, Inc. <F1>                 1,641
                                                         --------
                                                            9,109
                                                         --------


  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------

          ELECTRONICS 1.6%
53,300    ARM Holdings PLC ADR<F1>                        $ 2,152
                                                         --------

          ENTERTAINMENT & LEISURE 1.9%
36,500    Cavanaughs Hospitality Corporation<F1>              573
109,600   Championship Auto Racing Teams, Inc.<F1>          2,069
                                                         --------
                                                            2,642
                                                         --------

          ENVIRONMENTAL MONITORING 0.3%
12,400    North American Scientific, Inc.<F1>                 440
                                                         --------

          EQUIPMENT RENTAL 3.9%
218,900   Coinmach Laundry Corporation <F1>                 5,226
                                                         --------

          FINANCIAL SERVICES 8.6%
88,100    American Capital Strategies, Ltd. <F1>            1,993
70,400    Conning Corporation                               1,443
103,400   First Sierra Financial, Inc. <F1>                 2,611
121,300   LINC Capital, Inc.<F1>                            2,290
113,500   T&W Financial Corporation<F1>                     3,235
                                                         --------
                                                           11,572
                                                         --------

          FOOTWEAR & RELATED APPAREL 1.6%
126,800   Rocky Shoes & Boots, Inc. <F1>                    2,132
                                                         --------

          HEALTH CARE SERVICES & SUPPLIES 2.7%
18,400    Health Management Systems, Inc.<F1>                 195
40,500    Medirisk, Inc.<F1>                                  952
88,200    Quadramed Corporation                             2,514
                                                         --------
                                                            3,661
                                                         --------

          HUMAN RESOURCES 3.9%
62,100    Provant, Inc.<F1>                                 1,157
130,500   RemedyTemp, Inc. - Class A<F1>                    4,143
                                                         --------
                                                            5,300
                                                         --------

          INSURANCE 2.3%
73,900    ESG Re Ltd.                                       1,903
43,700    Healthcare Recoveries, Inc. <F1>                  1,043
26,800    The Seibels Bruce Group, Inc.<F1>                   214
                                                         --------
                                                            3,160
                                                         --------
          MACHINERY 1.9%
199,800   ITEQ, Inc. <F1>                                   2,547
                                                         --------

          METALS 1.0%
68,200    Metals USA <F1>                                   1,330
                                                         --------

          OIL & GAS 1.1%
75,700    Evergreen Resources, Inc.<F1>                     1,486
                                                         --------

                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


Microcap FUND
SCHEDULE OF INVESTMENTS
April 30, 1998
(Unaudited)

  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------

          OIL SERVICES 2.7%
91,300    Horizon Offshore, Inc.<F1>                      $ 1,330
102,900   UNIFAB International, Inc.<F1>                    2,380
                                                         --------
                                                            3,710
                                                         --------

          PHOTOGRAPHIC EQUIPMENT 0.1%
14,600    Concord Camera Corporation<F1>                       89
                                                         --------

          PRIVATE CORRECTION FACILITIES 1.2%
14,600    Childrens Comprehensive Services, Inc.<F1>          273
60,000    Cornell Corrections, Inc. <F1>                    1,358
                                                         --------
                                                            1,631
                                                         --------

          REAL ESTATE INVESTMENT TRUSTS (REITS) 3.4%
239,000   Capital Automotive REIT                           3,719
37,600    Correctional Properties Trust<F1>                   867
                                                         --------
                                                            4,586
                                                         --------

          RESEARCH & DEVELOPMENT 0.5%
23,600    Kendle International, Inc.<F1>                      640
                                                         --------

          RESTAURANTS 0.7%
75,500    Il Fornaio (America) Corporation <F1>             1,019
                                                         --------

          RETAIL 4.6%
184,800   A.C. Moore Arts & Crafts, Inc. <F1>               3,511
32,200    DM Management Company <F1>                          873
150,600   Factory Card Outlet Corp. <F1>                    1,826
                                                         --------
                                                            6,210
                                                         --------

          RETIREMENT CARE 4.6%
 7,510    Alternative Living Services, Inc. <F1>              263
128,300   Assisted Living Concepts, Inc. <F1>               2,358
57,700    Centennial HealthCare Corporation <F1>            1,370
97,200    Harborside Healthcare Corporation <F1>            2,309
                                                         --------
                                                            6,300
                                                         --------

          SCHOOLS 1.0%
62,400    Career Education Corporation<F1>                  1,420
                                                         --------

          TELECOMMUNICATIONS 3.9%
48,900    Metromedia Fiber Network, Inc. <F1>               1,510
12,100    NEXTLINK Communications, Inc. <F1>                  363
372,300   Syntellect, Inc. <F1>                               838
177,100   TCSI Corporation<F1>                              1,207
54,800    US LEC Corporation - Class A<F1>                  1,329
                                                         --------
                                                            5,247
                                                         --------



  Number                                              Market Value
of Shares                                            (in thousands)
-----------                                         ---------------

          TELECOMMUNICATIONS EQUIPMENT 3.3%
62,800    Dset Corporation<F1>                           $  1,052
25,700    Excel Switching Corporation<F1>                     549
82,300    Innova Corporation<F1>                            1,409
60,200    REMEC, Inc. <F1>                                  1,497
                                                         --------
                                                            4,507
                                                         --------

          TRANSPORTATION 2.7%
42,800    Coach USA, Inc. <F1>                              2,030
102,100   Jevic Transportation, Inc. <F1>                   1,583
                                                         --------
                                                            3,613
                                                         --------

          VETERINARY HOSPITALS 1.8%
130,700   Veterinary Centers of America, Inc. <F1>          2,442
                                                         --------

          WARRANTY & SERVICE CONTRACTS 0.5%
93,000    Warrantech Corporation <F1>                         610
                                                         --------

          Total Common Stock (Cost $97,916)               129,607
                                                         --------

     Number
   of Shares
 (in thousands)
----------------

          SHORT-TERM INVESTMENTS 6.5%
          INVESTMENT COMPANIES 6.5%
 2,609    Financial Square Prime Obligation Fund            2,609
 6,183    Short-Term Investments Co.
             Liquid Assets Portfolio                        6,183
                                                         --------

          Total Investment Companies (Cost $8,792)          8,792
                                                         --------

          Total Short-Term Investments (Cost $8,792)        8,792
                                                         --------

          Total Investments (Cost $106,708) 102.3%        138,399
                                                         --------

          Liabilities, less Other Assets (2.3)%           (3,047)
                                                         --------

          TOTAL NET ASSETS 100.0%                        $135,352
                                                         ========

       <F1> Non-income producing

                     See notes to the financial statements.


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

 Number                                                                 Market
of Shares                                  Industry                     Value
---------                                  --------                   ----------

          COMMON AND PREFERRED STOCKS 91.8%

          ARGENTINA 1.6%
21,000    Banco Rio de La Plata
             SA ADR <F1>                   Banks                     $  288,750
12,000    Telefonica de Argentina SA ADR   Telecommunications           460,854
37,000    Transportadora de
             Gas del Sur SA ADR            Natural Gas - Pipeline       421,848
                                                                    -----------
                                                                      1,171,452
                                                                    -----------

          AUSTRALIA 2.5%
59,000    Broken Hill Proprietary
             Company Limited               Diversified Operations       577,001
159,646   GIO Australia Holdings Limited   Insurance                    457,978
43,861    National Australia Bank Ltd.     Banks                        623,403
107,391   Pacific Dunlop Ltd.              Diversified Manufacturing    198,847
                                                                    -----------
                                                                      1,857,229
                                                                    -----------

          AUSTRIA 2.4%
14,287    Bank Austria AG <F1>             Banks                      1,104,217
 9,000    Boehler- Uddeholm AG             Steel                        663,523
                                                                    -----------
                                                                      1,767,740
                                                                    -----------

          BRAZIL 1.2%
15,000    Aracruz Celulose SA ADR          Paper & Related Products     236,250
160,000   Rhodia-Ster SA GDR <F1>          Chemicals                    293,694
 3,100    Telecomunicacoes Brasileiras
             SA-Telebras ADR               Telecommunications           377,467
                                                                    -----------
                                                                        907,411
                                                                    -----------

          CANADA 2.6%
20,000    The Loewen Group Inc.            Funeral Services             567,500
45,500    Moore Corporation Ltd.           Business Services            713,781
55,000    Noranda Forest, Inc.             Building Products - Wood     369,132
50,000    Primex Forest Products Ltd.      Building Products - Wood     253,429
                                                                    -----------
                                                                      1,903,842
                                                                    -----------

          CHILE 0.2%
10,000    Empresa Nacional de
             Electricidad SA               Electric Utility             174,375
                                                                    -----------

          CHINA 0.5%
57,000    Shandong Huaneng Power
             Company Ltd. ADR              Electric Utility             413,250
                                                                    -----------

          CZECH REPUBLIC 2.1%
10,500    The Czech Power Company <F1>     Electric Power Company       315,631
85,000    Komercni Banka A.S. ADR          Banks                        947,300
26,000    Skoda Plzen AS <F1>              Building & Construction      271,332
                                                                    -----------
                                                                      1,534,263
                                                                    -----------

          DENMARK 2.3%
 2,400    A/S Forsikringsselskabet Codan   Insurance                    378,771
 8,000    Tele Danmark AS                  Telecommunications           672,202
 7,565    Unidanmark AS                    Financial Services           635,651
                                                                    -----------
                                                                      1,686,624
                                                                    -----------

                     See notes to the financial statements.

FIRSTAR FUNDS
(LOGO)


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)


 Number                                                                 Market
of Shares                                  Industry                     Value
---------                                  --------                   ----------

          FINLAND 1.9%
50,200    Kemira Oyj                       Chemicals                 $  543,640
70,520    Merita Ltd.                      Financial Services           472,456
58,000    Tamro Oyj                        Drugs                        415,192
                                                                    -----------
                                                                      1,431,288
                                                                    -----------

          FRANCE 6.5%
 3,500    Bail Investissement              Real Estate                  525,195
13,300    Banque Nationale de Paris        Banks                      1,120,533
 5,000    Compagnie de Saint Gobain        Building & Construction      832,535
 6,300    Elf Aquitaine SA                 Oil & Gas - International    826,005
 2,150    Eridania Beghin-Say SA           Agricultural Products        465,887
   900    Fimalac                          Diversified Operations       103,194
15,000    Scor                             Insurance                    924,264
                                                                    -----------
                                                                      4,797,613
                                                                    -----------

          GERMANY 3.7%
 8,500    BASF AG                          Chemicals                    378,462
23,000    Bilfinger & Berger Bau AG        Building & Construction      775,426
 8,200    Moebel Walther AG                Retail - Furniture           347,284
14,500    Tarkett Sommer AG                Building & Construction      500,976
 1,500    Viag AG                          Diversified Manufacturing    759,823
                                                                    -----------
                                                                      2,761,971
                                                                    -----------

          GREAT BRITAIN 13.6%
346,949   The BICC Group PLC               Wire & Cable Products        974,566
68,650    British Telecommunications PLC   Telecommunications           746,088
260,000   BTR PLC                          Diversified Operations       867,267
254,850   Caradon PLC                      Building & Construction      824,521
384,209   Coats Viyella PLC                Textiles                     597,430
46,139    De La Rue PLC                    Office Supplies & Forms      221,019
267,850   Hillsdown Holdings PLC           Food & Beverage              797,165
195,000   House Of Fraser PLC              Retail                       523,294
   539    Hyder PLC                        Water, Power & Transport       8,670
137,501   LucasVarity PLC                  Auto & Truck Components      616,711
36,000    National Westminster Bank PLC    Banks                        720,498
158,367   Pilkington PLC                   Glass                        332,311
209,823   Rolls-Royce PLC <F1>             Aerospace & Aircraft         986,693
78,024    Southern Electric PLC            Electricity - Distribution   725,989
139,000   Storehouse PLC                   Retail                       574,048
40,159    United Utilities PLC             Utility Services             560,668
                                                                    -----------
                                                                     10,076,938
                                                                    -----------

                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

 Number                                                                 Market
of Shares                                  Industry                     Value
---------                                  --------                   ---------

          HONG KONG 5.9%
170,000   Cathay Pacific Airways           Airlines                  $  149,237
65,000    Cheung Kong Ltd.                 Real Estate                  432,156
500,000   Dairy Farm International
             Holdings Ltd.                 Retail - Food                640,000
652,000   Giordano International Limited   Retail - Apparel/Shoes       151,509
175,000   Guoco Group Ltd.                 Financial Services           438,288
76,000    Hutchison Whampoa Limited        Diversified Operations       469,968
175,976   Jardine Matheson Holdings Ltd.   Diversified Operations       742,619
1,656,000 Pacific Ports Company Ltd. <F1>  Traffic Management           423,297
142,000   Peregrine Investments
             Holdings Limited              Financial Services            78,827
742,500   Swire Pacific Ltd.               Diversified Operations       632,645
54,390    Wing Lung Bank                   Banks                        205,032
                                                                    -----------
                                                                      4,363,578
                                                                    -----------

          INDIA 1.4%
17,000    BSES Ltd. GDR                    Electric Utility             279,225
130,000   Crompton & Greaves GDR           Electrical Equipment         240,500
100,000   Indian Aluminum Company
             Ltd. GDR <F1>                 Metal & Mineral              250,000
37,000    Tata Engineering and Locomotive
             Company Limited               Automobile Manufacturing     269,175
                                                                    -----------
                                                                      1,038,900
                                                                    -----------

          INDONESIA 0.6%
175,000   PT Indosat                       Telecommunications           253,560
750,000   PT Pabrik Kertas Tjiwi Kimia     Paper & Related Products     188,080
                                                                    -----------
                                                                        441,640
                                                                    -----------

          IRELAND 0.7%
53,480    Irish Life PLC                   Insurance                    496,477
                                                                    -----------

          ISRAEL 0.9%
26,000    Koor Industries Limited ADR      Telecommunications           657,038
                                                                    -----------

          ITALY 3.5%
186,000   Banca Commerciale Italiana       Banks                        940,523
65,000    Edison SPA                       Energy                       545,839
   375    La Rinascente SPA                Retail - Food                  3,756
416,240   Montedison SPA                   Food & Beverage              525,013
153,000   Telecom Italia Mobile SPA        Telecommunications           555,202
                                                                    -----------
                                                                      2,570,333
                                                                    -----------

          JAPAN 5.7%
15,000    Aoyamma Trading Co., Ltd.        Retail - Apparel/Shoes       346,250
39,000    Daichi Pharmaceutical Co., Ltd.  Drugs                        560,516
80,000    Daito Trust Construction Co.     Real Estate                  562,476
61,000    Daiwa Securities Company Limited Financial Services           230,833
103,000   Kyudenko Co., Ltd.               Electrical Engineering       744,456
255,000   Marubeni Corporation             Distribution / Wholesale     582,835
74,600    Nichido Fire & Marine Insurance  Insurance                    400,298
139,000   Nippon Fire & Marine Insurance   Insurance                    562,817
249,000   Showa Denko K.K.                 Chemicals                    260,062
                                                                    -----------
                                                                      4,250,543
                                                                    -----------

                     See notes to the financial statements.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

 Number                                                                 Market
of Shares                                  Industry                     Value
---------                                  --------                   ----------
          MALAYSIA 1.5%
180,000   Malakoff Bhd                     Agricultural Operations   $  471,656
48,000    Malayan Banking Bhd              Banks                        141,176
80,000    O.Y.L. Industries Bhd            Air & Heating Systems        226,737
300,000   Road Builder (M) Holdings Bhd    Building & Contruction       264,705
                                                                    -----------
                                                                      1,104,274
                                                                    -----------

          MEXICO 0.5%
51,000    Elamex SA de CV <F1>             Manufacturing - Misc         344,250
                                                                    -----------

          NETHERLANDS 3.2%
10,500    Ballast Nedam NV                 Building & Construction      496,285
 6,000    Eriks Holdings NV                Diversified Operations       409,797
27,500    European Vinyls Corporation
             International NV              Chemicals                    537,611
14,500    Koninklijke Ahrend NV            Office & Funiture            502,347
11,922    Koninklijke Pakhoed NV           Storage & Transportation     436,635
                                                                    -----------
                                                                      2,382,675
                                                                    -----------

          NEW ZEALAND 1.9%
251,000   Air New Zealand Limited - Class BAir Transportation           355,642
781,575   Brierley Investments Limited     Diversified Operations       451,652
81,329    Fisher & Paykel Industries Ltd.  Consumer Appliances          241,768
104,000   Fletcher Challenge Energy        Oil & Gas Exploration        354,814
                                                                    -----------
                                                                      1,403,876
                                                                    -----------

          NORWAY 2.7%
19,300    Aker RGI ASA                     Building Materials           339,002
16,100    Kvaerner ASA                     Building & Construction      714,541
16,700    Sparebanken NOR                  Banks                        577,709
25,000    Odfjell ASA                      Marine Services              362,024
                                                                    -----------
                                                                      1,993,276
                                                                    -----------

          PAKISTAN 0.5%
 5,000    Pakistan Telecom Corporation
             144A GDR                      Telecommunications           348,309
                                                                    -----------

          PERU 0.5%
70,000    Banco Wiese ADR <F1>             Banks                        376,250
                                                                    -----------

          PHILIPPINES 0.4%
20,000    Metropolitan Bank & Trust
             Company                       Banks                        155,666
80,000    Philippine National Bank <F1>    Banks                        160,398
                                                                    -----------
                                                                        316,064
                                                                    -----------

          POLAND 0.4%
145,000   Mostostal-Export SA ADR          Containers                   337,256
                                                                    -----------

          PORTUGAL 0.7%
10,500    Electricidade de Portugal,
             SA ADR <F1>                   Electric Utility             546,000
                                                                    -----------

          RUSSIA 1.5%
35,000    Irkutskenergo ADR                Electric Utility             348,313
 7,000    Lukoil Holding ADR               Oil & Gas - International    461,349
 9,000    Monsenergo                       Electricity - Distribution   318,168
                                                                    -----------
                                                                      1,127,830
                                                                    -----------

                     See notes to the financial statements.


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)
 Number                                                                 Market
of Shares                                  Industry                     Value
---------                                  --------                   ----------

          SINGAPORE 1.0%
173,000   City Developments Limited        Real Estate               $  748,377
                                                                    -----------

          SLOVAK REPUBLIC 1.3%
13,000    Nafta Gbely AS                   Geological Exploration       293,493
30,000    Slovakofarma 144A GDR            Health & Beauty Aids         238,500
33,000    VSZ AS <F1>                      Steel                        401,681
                                                                    -----------
                                                                        933,674
                                                                    -----------

          SOUTH AFRICA 2.0%
140,000   Murray & Roberts Holdings
             Limited                       Building & Construction      260,258
57,000    Sappi Limited                    Paper & Related Products     331,414
20,000    Southvaal Holdings Limited       Gold Mining                  435,082
 8,500    Standard Bank Investment
             Corporation Limited           Banks                        502,619
                                                                    -----------
                                                                      1,529,373
                                                                    -----------

          SOUTH KOREA 0.6%
79,213    Kookmin Bank                     Banks                        480,031
                                                                    -----------

          SPAIN 5.6%
 6,000    Catalana Occidente               Insurance                    412,164
 5,141    Construcciones y Auxiliar de
             Ferrocarriles SA              Rail Transportation          231,057
11,300    Corporacion Bancaria de
             Espana SA                     Banks                        941,574
20,900    Corporacion Mapfre               Insurance                    820,011
53,500    Iberdrola SA                     Electricity - Distribution   859,987
16,500    Repsol SA                        Oil & Gas - International    903,946
                                                                    -----------
                                                                      4,168,739
                                                                    -----------

          SWEDEN 4.5%
64,000    ABB AB                           Rail Transit Systems         992,400
19,300    AssiDoman AB                     Paper & Related Products     518,736
 7,000    Electrolux AB                    Consumer Appliances          651,262
19,000    Esselte                          Office Supplies & Forms      429,652
27,000    Getinge Industrier AB            Medical Instruments          600,092
 4,400    Svenska Handelsbanken            Banks                        199,565
                                                                    -----------
                                                                      3,391,707
                                                                    -----------

          SWITZERLAND 1.8%
 1,500    Forbo Holding AG                 Building Products            770,031
   558    Holderbank                       Building Products            590,760
                                                                    -----------
                                                                      1,360,791
                                                                    -----------

          THAILAND 1.4%
35,000    The Siam Cement Public
             Company Limited               Building Products - Cement   494,117
235,000   Thai Farmers Bank Public
             Company Limited               Banks                        537,750
                                                                    -----------
                                                                      1,031,867
                                                                    -----------

          Total Common and Preferred Stocks (Cost $68,782,434)       68,227,124
                                                                    -----------

                     See notes to the financial statements.


FIRSTAR FUNDS
(LOGO)


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

 Number                                                                 Market
of Shares                                  Industry                     Value
---------                                  --------                   ----------

          SENIOR SECURITIES 1.1%
14,000    Telmex 11.25% Prides 5/15/98                              $   789,250
                                                                    -----------

          Total Senior Securities (Cost $694,262)                       789,250
                                                                    -----------

          SHORT-TERM INVESTMENTS 4.9%
          INVESTMENT COMPANIES 2.2%
117,000   Korea Fund, Inc.                                              899,437
    63    Thailand International Fund                                   729,540
                                                                    -----------

          Total Investment Companies (Cost $2,057,113)                1,628,977
                                                                    -----------

  Principal
   Amount
(in thousands)
---------------

          VARIABLE RATE DEMAND NOTES 2.7%
$2,033    Chase U.S.                                                  2,032,901
                                                                    -----------

          Total Variable Rate Demand Notes (Cost $2,032,901)          2,032,901
                                                                    -----------

          Total Short-Term Investments (Cost $4,090,014)              3,661,878
                                                                    -----------

          Total Investments (Cost $73,566,710) 97.8%                 72,678,252
                                                                    -----------

          Other Assets, Less Liabilities 2.2%                         1,635,007
                                                                    -----------

          TOTAL NET ASSETS 100%                                     $74,313,259
                                                                    ===========

          <F1> Non-Income producing
                     See notes to the financial statements.

FIRSTAR FUNDS
(LOGO)


BALANCED GROWTH FUND
GROWTH AND INCOME FUND
EQUITY INDEX FUND
GROWTH FUND
SPECIAL GROWTH FUND
EMERGING GROWTH FUND
MICROCAP FUND
INTERNATIONAL EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

1. ORGANIZATION
   Firstar Funds, Inc. (the "Company") was incorporated on February 15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Balanced Growth Fund (formerly the Balanced Fund), the Growth and Income Fund, the Equity Index Fund, the Growth Fund (formerly the MidCore Growth Fund), the Special Growth Fund, the Emerging Growth Fund, the MicroCap Fund and the International Equity Fund (the "Funds") are separate, diversified investment portfolios of the Company. The Special Growth Fund commenced operations on December 28, 1989; the Growth and Income Fund and Equity Index Fund commenced operations on December 29, 1989; the Balanced Growth Fund commenced operations on March 30, 1992; the Growth Fund commenced operations on December 29, 1992; the International Equity Fund commenced operations on April 28, 1994; the MicroCap Fund commenced operations on August 1, 1995; and the Emerging Growth Fund commenced operations on August 15, 1997. The objective of the Balanced Growth Fund is to achieve a balance of capital appreciation and current income with relatively low volatility of capital. The objective of the Growth and Income Fund is to seek both reasonable income and long-term capital appreciation. The objective of the Equity Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Stock Index. The objective of the Growth Fund is capital appreciation through investment in securities of medium- to large-sized companies. The objective of the Special Growth Fund is capital appreciation through investment in securities of medium-sized companies. The objective of the Emerging Growth Fund is capital appreciation through investments in securities of small-sized companies. The objective of the MicroCap Fund is capital appreciation through investments in small companies. The objective of the International Equity Fund is to seek capital appreciation through investment in foreign securities which the Sub-Advisor believes are undervalued.

   The costs, in thousands, incurred in connection with the organization, initial registration and public offering of shares aggregating $21, $24 and $27 for the Emerging Growth, MicroCap and International Equity Funds, respectively, have been paid by the Funds. These costs are being amortized over the period of benefit, but not to exceed sixty months from each Fund's commencement of operations.

   The Company has issued two classes of Fund shares in each of the Funds:Series A and Series Institutional. The Series A shares are subject to a 0.25% service organization fee and an initial sales charge imposed at the time of purchase, in accordance with the Funds' prospectus. The maximum sales charge is 4% of the offering price or 4.16% of the net asset value. Each class of shares for each Fund has identical rights and privileges except with respect to service organization fees paid by Series A shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices, with the exception of the International Equity Fund, which is valued at the average of the current bid and asked prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined through the consideration of other factors by or under the direction of the Board of Directors. Quotations of foreign securities in foreign currency are converted to United States ("U.S.") dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the International Equity Fund may trade in their local markets on days the U.S. exchanges are closed, and the International Equity Fund's net asset value may, therefore, change on days when investors may not purchase or redeem Fund shares.

b) Federal Income Taxes - It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

c) Income and Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory, administration and certain shareowner service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareowner accounts, or net sales, where applicable. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

d) Distributions to Shareowners - Dividends from net investment income are declared and paid quarterly, for the Balanced Growth, Growth and Income and Equity Index Funds and annually for the Growth, Special Growth, Emerging Growth, Microcap and International Equity Funds. Distributions of net realized capital gains, if any, will be declared at least annually.

e) Futures Contracts - The Equity Index Fund may utilize futures contracts to a limited extent. The risk associated with the use of futures contracts includes the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

f) When-Issued Securities _ The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. The Fund segregates and maintains at all times cash, cash equivalents, or other liquid securities in an amount at least equal to the amount of outstanding commitments for when-issued securities.

g) Use of Estimates _ The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h) Foreign Currency Translations - The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, and income and expenses denominated in foreign currencies are translated on the respective dates of such transactions. Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized net appreciation (depreciation) on investments. Foreign currency exchange gains and losses included in net appreciation (depreciation) on foreign currency and net realized gains and losses on foreign currency include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of the foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of a security is included in realized gains and losses on investment transactions.
i) Other - Investment and shareowner transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


3. CAPITAL SHARE TRANSACTIONS
   Transactions, in thousands, of shares of the Funds were as follows:

                                           BALANCED GROWTH         GROWTH AND INCOME          EQUITY INDEX
                                                 FUND                    FUND                     FUND
                                         --------------------    ---------------------     -------------------
                                         Amount       Shares      Amount       Shares      Amount       Shares
                                        -------      -------     -------      -------     -------      -------
SIX MONTHS ENDED APRIL 30, 1998:
Series A shares:
  Shares sold                           $11,417          387     $28,823          669     $16,229          233
  Shares issued to owners in
     reinvestment of dividends            4,081          145       5,156          129       1,894           29
  Shares redeemed                       (3,191)        (107)     (8,803)        (207)     (5,634)         (82)
                                       --------     --------    --------     --------    --------     --------
  Net increase                          $12,307          425     $25,176          591      12,489          180
                                       ========      =======    ========     ========    ========     ========

Series Institutional shares:
  Shares sold                           $31,038        1,041     $75,697        1,775     $88,137        1,266
  Shares issued to owners in
     revinvestment of dividends          15,097          535      12,949          323       7,404          112
  Shares redeemed                      (29,426)      (1,006)    (62,069)      (1,451)    (38,185)        (555)
                                       --------     --------    --------     --------    --------     --------
  Net increase                          $16,709          570     $26,577          627     $57,356          823
                                       ========      =======    ========     ========    ========     ========


YEAR ENDED OCTOBER 31, 1997:
Series A shares:
  Shares sold                           $15,346          529     $43,063        1,218     $30,916          529
  Shares issued to owners in
     reinvestment of dividends            2,448           89       6,930          218       1,307           23
  Shares redeemed                       (6,070)        (211)    (11,682)        (328)     (8,112)        (137)
                                       --------     --------    --------     --------    --------     --------
  Net increase                          $11,724          407     $38,311        1,108     $24,111          415
                                       ========      =======    ========     ========    ========     ========


Series Institutional shares:
  Shares sold                           $67,590        2,347    $139,658        3,995    $133,310        2,298
  Shares issued to owners in
     revinvestment of dividends          10,877          394      20,195          632       6,369          115
  Shares redeemed                      (57,431)      (1,976)    (78,849)      (2,165)    (95,857)      (1,703)
                                       --------     --------    --------     --------    --------     --------
  Net increase                          $21,036          765     $81,004        2,462     $43,822          710
                                       ========      =======    ========     ========    ========     ========

YEAR ENDED OCTOBER 31, 1996:
Series A shares Shares sold  $ 7,996      296  $22,872      751  $19,090   418
                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


3. CAPITAL SHARE TRANSACTIONS (CONT.)
   Transactions, in thousands, of shares of the Funds were as follows:

                                                GROWTH              SPECIAL GROWTH           EMERGING GROWTH
                                                 FUND                    FUND                     FUND
                                         --------------------    ---------------------     -------------------
                                         Amount       Shares      Amount       Shares      Amount       Shares
                                        -------      -------     -------      -------     -------      -------
SIX MONTHS ENDED APRIL 30, 1998:
Series A shares:
  Shares sold                           $ 5,723          167     $21,285          505     $ 4,761          445
  Shares issued to owners in
     reinvestment of dividends            3,577          118      14,452          357          45            5
  Shares redeemed                       (2,160)         (63)    (19,671)        (463)       (651)         (61)
                                       --------     --------    --------     --------    --------     --------
  Net increase                          $ 7,140          222     $16,066          399     $ 4,155          389
                                       ========      =======    ========     ========    ========     ========

Series Institutional shares:
  Shares sold                           $25,170          752     $61,192        1,436     $13,445        1,296
  Shares issued to owners in
     revinvestment of dividends          20,361          665      50,064        1,228         307           32
  Shares redeemed                      (43,645)      (1,289)   (115,095)      (2,703)     (2,924)        (283)
                                       --------     --------    --------     --------    --------     --------
  Net increase                          $ 1,886          128    $(3,839)         (39)     $10,828        1,045
                                       ========      =======    ========     ========    ========     ========

PERIOD ENDED OCTOBER 31, 1997:<F1>
Series A shares:
  Shares sold                           $ 8,130          250    $ 39,485          949     $ 5,403          525
  Shares issued to owners in
     reinvestment of dividends              727           24      13,955          370           -            -
  Shares redeemed                       (3,796)        (113)    (28,518)        (683)        (60)          (6)
                                       --------     --------    --------     --------    --------     --------
  Net increase                          $ 5,061          161    $ 24,922          636     $ 5,343          519
                                       ========      =======    ========     ========    ========     ========

Series Institutional shares:
  Shares sold                           $48,607        1,489    $164,735        3,973     $46,878        4,670
  Shares issued to owners in
     revinvestment of dividends           5,140          168      53,786        1,420           -            -
  Shares redeemed                      (53,475)      (1,641)   (181,632)      (4,277)       (118)         (11)
                                       --------     --------    --------     --------    --------     --------
  Net increase                          $   272           16    $ 36,889        1,116     $46,760        4,659
                                       ========      =======    ========     ========    ========     ========



<F1> Capital share activity is for the fiscal year ended October 31, 1997 for the Growth Fund and Special Growth Fund, and for the period August 15, 1997 to October 31, 1997 for the Emerging Growth Fund.


                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


3. CAPITAL SHARE TRANSACTIONS (CONT.)
   Transactions, in thousands, of shares of the Funds were as follows:



                                               MICROCAP          INTERNATIONAL
                                                 FUND             EQUITY FUND
                                           -----------------   ----------------
                                            Amount    Shares    Amount    Shares
                                           -------   -------   -------   -------
SIX MONTHS ENDED APRIL 30, 1998:
Series A shares:
  Shares sold                              $    37         2   $ 1,987       109
  Shares issued to owners in
     reinvestment of dividends               1,570        99       163         9
  Shares redeemed                            (979)      (62)   (1,125)      (63)
                                          --------  --------  --------  --------
  Net increase                             $   628        39   $ 1,025        55
                                          ========  ========  ========  ========

Series Institutional shares:
  Shares sold                              $ 1,750       121   $ 8,175       448
  Shares issued to owners in
     revinvestment of dividends              7,878       492     1,085        63
  Shares redeemed                          (5,791)     (356)   (3,449)     (190)
                                          --------  --------  --------  --------
  Net increase                             $ 3,837       257   $ 5,811       321
                                          ========  ========  ========  ========

YEAR ENDED OCTOBER 31, 1997:
Series A shares:
  Shares sold                              $ 6,446       421   $ 4,828       226
  Shares issued to owners in
     reinvestment of dividends               1,536       112       116         6
  Shares redeemed                          (2,209)     (146)   (1,624)      (79)
                                          --------  --------  --------  --------
  Net increase                             $ 5,773       387   $ 3,320       153
                                          ========  ========  ========  ========

Series Institutional shares:
  Shares sold                              $22,484     1,468   $27,533     1,361
  Shares issued to owners in
     revinvestment of dividends              9,877       717     1,149        59
  Shares redeemed                          (5,872)     (371)   (9,612)     (476)
                                          --------  --------  --------  --------
  Net increase                             $26,489     1,814   $19,070       944
                                          ========  ========  ========  ========



                                                                   FIRSTAR FUNDS
                                                                          (LOGO)


4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales, in thousands, of securities, excluding short-term investments, for the Funds for the period ended April 30, 1998, were as follows:

                               BALANCED  GROWTH AND     EQUITY      GROWTH      SPECIAL     EMERGING     MICROCAP  INTERNATIONAL
                             GROWTH FUND INCOME FUND  INDEX FUND     FUND     GROWTH FUND  GROWTH FUND     FUND     EQUITY FUND
                              ---------- ----------   ----------  ----------   ----------  ----------   ----------  ----------
  Purchases:
    U.S. Government           $11,934          -00         -00          -00         -00          -00         -00          -00
    Other                      55,945     $109,763     $75,120      $42,646    $313,983      $49,347     $88,503      $18,517
  Sales:
    U.S. Government             1,329          -00         -00          -00         -00          -00         -00          -00
    Other                      50,501      102,715       9,200       62,859     366,844       32,865     102,260       11,849


Equity Index Fund transactions in futures contracts during the period October 31, 1997 to April 30, 1998, in thousands, were as follows:

                                                AGGREGATE
                                 NUMBER OF    FACE VALUE OF
                                 CONTRACTS    CONTRACTS <F1>
                                 ----------  ---------------

Outstanding at October 31, 1997      110        $ 25,454
Contracts opened                     542         138,827
Contracts closed                   (552)       (137,052)
                                  ------      ----------
Outstanding at April 30, 1998        100        $ 27,229
                                  ======      ==========

<F1> The aggregate face value of contracts is computed on the date each contract is opened.

The number of futures contracts and gross unrealized appreciation, in thousands, as of April 30, 1998, were as follows:

                                 NUMBER OF      UNREALIZED
                                 CONTRACTS     APPRECIATION
                                 ----------   --------------
S&P 500 Financial Futures
   Contract
Expiration date 6/98 <F2>            100            $751

<F2> At April 30, 1998, U.S. Treasury Bills of $1,576, in thousands, were held as collateral in an initial margin account in connection with open futures contracts held by the Equity Index Fund.
At April 30, 1998, gross unrealized appreciation and depreciation of investments for federal tax purposes, in thousands, were as follows:

                               BALANCED  GROWTH AND     EQUITY      GROWTH      SPECIAL     EMERGING     MICROCAP  INTERNATIONAL
                             GROWTH FUND INCOME FUND  INDEX FUND     FUND     GROWTH FUND  GROWTH FUND     FUND     EQUITY FUND
                              ---------- ----------   ----------  ----------   ----------  ----------   ----------  ----------
APPRECIATION                  $55,533     $244,246    $241,010      $84,340    $268,337      $11,042     $36,314       $9,001
(DEPRECIATION)                (1,579)      (1,792)     (5,818)        (353)     (6,161)      (2,468)     (4,625)      (9,890)
                             --------     --------    --------     --------    --------     --------    --------     --------
NET UNREALIZED APPRECIATION
    (DEPRECIATION) ON
    INVESTMENTS               $53,954     $242,454    $235,192      $83,987    $262,176      $ 8,574     $31,689      $ (889)
                             ========     ========    ========     ========    ========     ========    ========     ========



At April 30, 1998, the cost of investments, in thousands, for federal income tax purposes was $188,604, $402,906, $308,223, $141,358, $503,827, $68,416, $106,710
and $73,567 for the Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds, respectively.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS
   The Funds have entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company, LLC ("FIRMCO"). FIRMCO is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Funds, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. Effective September 2, 1997 FIRMCOentered into a Sub-Advisory Agreement with Hansberger Global Investors (the "Sub-Adviser") for the International Equity Fund. Prior to September 2, 1997, FIRMCOhad entered into a sub-advisory agreement with State Street Global Advisors for the International Equity Fund. Pursuant to its Sub-Advisory Agreement with FIRMCO, the Sub-Adviser is entitled to receive a fee from FIRMCO, calculated daily and payable monthly, at the annual rate presented below as applied to the International Equity Fund's daily net assets.

                                                                   FIRSTAR FUNDS
                                                                          (LOGO)

For the period ended April 30, 1998, FIRMCO voluntarily waived the following fees, in thousands, by Fund:

                               BALANCED  GROWTH AND     EQUITY      GROWTH      SPECIAL     EMERGING     MICROCAP  INTERNATIONAL
                             GROWTH FUND INCOME FUND  INDEX FUND     FUND     GROWTH FUND  GROWTH FUND     FUND     EQUITY FUND
                              ---------- ----------   ----------  ----------   ----------  ----------   ----------  ----------
Annual Rate                     0.75%        0.75%       0.25%        0.75%       0.75%        0.75%       1.50%     <F1><F2>
Fees waived                      $188          -00         -00          -00         -00          $67         -00         $147


<F1> FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.50% of the Fund's first $25 million of average daily net assets, 1.25% on the next $75 million and 1.10% of the Fund's average daily net assets in excess of $100 million.

<F2> Pursuant to its Sub-Advisory Agreement with FIRMCO, the Sub-Adviser is entitled to receive a fee from FIRMCO, calculated daily and payable monthly, at the annual rate of 0.75% of the Fund's first $25 million of average daily net assets, 0.50% on the next $75 million and 0.35% of the Fund's average daily net assets in excess of $100 million.

   Chase Manhattan Bank serves as sub-custodian for the International Equity Fund. Firstar Trust Company, an affiliate of FIRMCO, serves as custodian, accounting services agent and transfer agent for all the Funds.

   The Company has entered into a Co-Administration Agreement with B.C. Ziegler and Company and Firstar Trust Company (the "Co-Administrators") for certain administrative services. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. For the six months ended April 30, 1998, $82, $207, $169, $80, $267, $23, $44 and $24 of administration fees, in thousands, were voluntarily waived for the Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds, respectively.

   The Company has entered into Servicing Agreements with certain Service Organizations, including FIRMCO affiliates, for the Series A class of shares. The Service Organizations are entitled to receive fees from the Funds up to the annual rate of 0.25% of the average daily net asset value of the Series A Shares for certain support and/or distribution services to customers of the Service Organizations who are beneficial owners of Fund Series A Shares. These services may include assisting customers in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; and providing information periodically to customers showing their positions in Fund Series A Shares. Service Organization fees, in thousands, incurred by the Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds aggregated $63, $186, $111, $36, $193, $9, $20 and $9 respectively, for the period ended April 30, 1998.

   Each Director of the Company who is not affiliated with FIRMCO receives a fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Firstar Funds (with the exception of the MicroCap Fund) or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Firstar Funds or 90-day U.S. Treasury bills. The Funds maintain their proportionate share of the Company's liability for deferred fees.

6. FOREIGN SECURITIES
   Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.


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Firstar Funds are available through:

- the Firstar Funds Center,

- Investment Specialists who are registered representatives of Firstar Investment Services, Inc.
  a registered broker/dealer, NASD and SIPC member,
- and through selected shareholder organizations.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.


To Open an Account or Request Information
1-800-982-8909
1-414-287-3710

For Account Balances and Investor Services
1-800-228-1024
1-414-287-3808

Firstar Funds Center
615 East Michigan Street
P.O. Box 3011
Milwaukee, WI 53201-3011
www.firstarfunds.com

                                                     TO GET THERE, START HERE.SM
                                                                   FIRSTAR FUNDS
                                                                          (LOGO)
                                                              Form #40-0248 6/98